Filed with the Securities and Exchange Commission on January 30, 1998.

                                                       File No. 333-16315
                                                       File No. 811-07933
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.

     Post-Effective Amendment No.     3

                                and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.      4

               AARP Managed Investment Portfolios Trust
        (Exact Name of Registrant as Specified in Charter)

                       Two International Place, Boston, MA
                            02110-4103
                        (Address of Principal Executive Offices)
                            (Zip Code)

Registrant's Telephone Number, including Area Code:  (617) 295-2567

                        Thomas F. McDonough
                  Scudder, Stevens & Clark, Inc.
                   Two International Place, Boston, MA 02110
              (Name and Address of Agent for Service)


It is proposed that this filing will become effective

               immediately upon filing pursuant to paragraph (b)

       X       on February 1, 1998 pursuant to paragraph (b)

               60 days after filing pursuant to paragraph (a)(i)

               on ____________  pursuant to paragraph(a)(i)

               75 days after filing pursuant to paragraph (a)(ii)

               on  ______________  pursuant to paragraph (a)(ii) of  Rule 485

             AARP MANAGED INVESTMENT PORTFOLIOS TRUST
                       CROSS-REFERENCE SHEET

                    Items Required by Form N-1A

PART A

Item   Item Caption   Prospectus Caption
No.

1.     Cover Page     COVER PAGE

2.     Synopsis       FUND EXPENSES
                      EXAMPLES OF WHAT FUND EXPENSES WOULD BE ON
                      A $1,000
                        INVESTMENT IN EACH AARP FUND
                      AN OVERVIEW OF THE AARP INVESTMENT PROGRAM
                      WHAT DOES THE AARP INVESTMENT PROGRAM
                      OFFER ME?

3.     Condensed      FINANCIAL HIGHLIGHTS
       Financial      UNDERSTANDING FUND PERFORMANCE
       Information

4.     General        AN OVERVIEW OF THE AARP INVESTMENT PROGRAM
       Description    INVESTMENT OBJECTIVES AND POLICIES
       of             OTHER INVESTMENT POLICIES AND RISK FACTORS
       Registrant     FUND ORGANIZATION

5.     Management     FUND EXPENSES
       of the         EXAMPLES OF WHAT FUND EXPENSES WOULD BE ON
       Fund           A $1,000
                        INVESTMENT IN EACH AARP FUND
                      FINANCIAL HIGHLIGHTS
                      FUND ORGANIZATION
                      AN OVERVIEW OF THE AARP INVESTMENT PROGRAM

5A.    Management's   NOT APPLICABLE
       Discussion
       of Fund
       Performance

6.     Capital        ADDITIONAL INFORMATION ABOUT
       Stock and        DISTRIBUTIONS AND TAXES
       Other          FUND ORGANIZATION
       Securities     ACCESS TO YOUR INVESTMENT

7.     Purchase of    OPENING AN ACCOUNT
       Securities     ADDING TO YOUR INVESTMENT
       Being          EXCHANGING
       Offered        INVESTOR SERVICES
                      WIRE TRANSFER INSTRUCTIONS

8.     Redemption     EXCHANGING
       or             ACCESS TO YOUR INVESTMENT
       Repurchase     SIGNATURE GUARANTEES
                      INVESTOR SERVICES

9.     Pending        NOT APPLICABLE
       Legal
       Proceedings

PART B
                       Caption in Statement of
Item   Item Caption    Additional Information
No.

10.    Cover Page      COVER PAGE

11.    Table of        TABLE OF CONTENTS
       Contents

12.    General         TRUST ORGANIZATION
       Information
       and History

13.    Investment      THE FUNDS' INVESTMENT OBJECTIVES
       Objectives        AND POLICIES
       and Policies    BROKERAGE AND PORTFOLIO TURNOVER

14.    Management of   MANAGEMENT OF THE FUNDS
       the             TRUSTEES AND OFFICERS
       Fund            REMUNERATION

15.    Control         TRUSTEES AND OFFICERS
       Persons and
       Principal
       Holders
       of Securities

16.    Investment      MANAGEMENT OF THE FUNDS
       Advisory        TRUSTEES AND OFFICERS
       and Other       OTHER INFORMATION
       Services

17.    Brokerage       BROKERAGE AND PORTFOLIO TURNOVER
       Allocation

18.    Capital Stock   TRUST ORGANIZATION
       and
       Other
       Securities

19.    Purchase,       THE FUNDS' INVESTMENT OBJECTIVES AND
       Redemption      POLICIES
       and Pricing of  PURCHASES
       Securities      REDEMPTIONS
       Being Offered   RETIREMENT PLANS
                       OTHER PLANS
                       NET ASSET VALUE

20.    Tax Status      TAXES

21.    Underwriters    DISTRIBUTOR

22.    Calculations    DIVIDENDS AND YIELD
       of
       Performance
       Data

23.    Financial       FINANCIAL STATEMENTS
       Statements

                      AARP INVESTMENT PROGRAM FROM SCUDDER
                                   PROSPECTUS
                                FEBRUARY 1, 1998

The family of 15 AARP Mutual Funds offers a choice of pure no-load(TM) mutual funds, generally each of whose goal is to seek to provide competitive returns but with less risk of loss to its portfolio than similar mutual funds, as measured by the frequency and amount by which total return fluctuates downward. This risk of loss, as described in this Prospectus, may also be referred to as "downside risk." The 15 Funds are organized into five Trusts.

Trusts                        AARP Mutual Funds
AARP Cash Investment Funds    AARP High Quality Money Fund
AARP Income Trust             AARP High Quality Short Term Bond Fund
                              AARP GNMA and U.S. Treasury Fund
                              AARP Bond Fund for Income
AARP Tax Free Income Trust    AARP High Quality Tax Free Money Fund
                              AARP Insured Tax Free General Bond Fund
AARP Growth Trust             AARP Balanced Stock and Bond Fund
                              AARP Growth and Income Fund
                              AARP U.S. Stock Index Fund
                              AARP Global Growth Fund
                              AARP Capital Growth Fund
                              AARP International Growth and Income Fund
                              AARP Small Company Stock Fund
AARP Managed Investment       AARP Diversified Income With Growth Portfolio
    Portfolios Trust          AARP Diversified Growth Portfolio

This combined Prospectus provides information about the AARP Investment Program from Scudder that as a prospective investor you should be familiar with before investing. Please keep this document for future reference.

The U.S. Government does not and has never insured or guaranteed shares of any mutual fund, including the AARP Mutual Funds. The AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund each seeks to maintain a constant net asset value of $1.00 per share. However, the Fund Manager cannot assure investors that these Funds will be able to maintain a stable $1.00 per share or constant net asset value.

You may get more detailed information in the combined Statement of Additional Information (SAI) dated February 1, 1998, as amended from time to time. The SAI is considered part of this Prospectus by reference to it. The SAI is on file with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov).

You may get a copy of the SAI or a LARGE PRINT version of this Prospectus without charge by calling 1-800-253-2277, or by writing to Scudder Investor Services, Inc., P.O. Box 2540, Boston, MA 02208-2540.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    This Page
                                 intentionally
                                  left blank.


                                   PROSPECTUS

                     INFORMATION CONTAINED IN THE PROSPECTUS
                              AND WHERE TO FIND IT

                                                                  PAGE

A GLANCE AT THE AARP MUTUAL FUNDS FROM SCUDDER ..................   4
FUND EXPENSES ...................................................   6
FINANCIAL HIGHLIGHTS ............................................  10
A BRIEF OVERVIEW OF THE AARP INVESTMENT PROGRAM FROM SCUDDER ....  21
SPECIAL FEATURES OF THE AARP INVESTMENT PROGRAM .................  22
INVESTMENT OBJECTIVES AND POLICIES ..............................  27

    AARP MONEY MARKET FUNDS
    AARP HIGH QUALITY MONEY FUND ................................  29
    AARP HIGH QUALITY TAX FREE MONEY FUND .......................  31

    AARP INCOME FUNDS
    AARP HIGH QUALITY SHORT TERM BOND FUND ......................  35
    AARP GNMA AND U.S. TREASURY FUND ............................  37
    AARP INSURED TAX FREE GENERAL BOND FUND .....................  39
    AARP BOND FUND FOR INCOME ...................................  41

    AARP GROWTH AND INCOME FUNDS
    AARP BALANCED STOCK AND BOND FUND ...........................  46
    AARP GROWTH AND INCOME FUND .................................  48
    AARP U.S. STOCK INDEX FUND ..................................  50

    AARP GROWTH FUNDS
    AARP CAPITAL GROWTH FUND ....................................  54
    AARP SMALL COMPANY STOCK FUND ...............................  56

    AARP INTERNATIONAL FUNDS
    AARP GLOBAL GROWTH FUND .....................................  60
    AARP INTERNATIONAL GROWTH AND INCOME FUND ...................  63

    AARP MANAGED INVESTMENT PORTFOLIOS
    AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO ...............  68
    AARP DIVERSIFIED GROWTH PORTFOLIO ...........................  68

OTHER INVESTMENT POLICIES AND RISK FACTORS ......................  72
INVESTMENT RESTRICTIONS .........................................  78
ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES ............  78
FUND ORGANIZATION 80
UNDERSTANDING FUND PERFORMANCE ..................................  83
UNDERSTANDING SHARE PRICE .......................................  85
OPENING AN AARP MUTUAL FUND ACCOUNT .............................  85
WIRE TRANSFERS ..................................................  86
ADDING TO YOUR INVESTMENT .......................................  86
EXCHANGES AND REDEMPTIONS .......................................  87
SIGNATURE GUARANTEES ............................................  87
STATEMENTS AND REPORTS ..........................................  87
OTHER MAILINGS ..................................................  87
INVESTOR SERVICES ...............................................  88
SOME COMMONLY ASKED QUESTIONS ...................................  89
SERVICE PROVIDERS OF THE AARP MUTUAL FUNDS ......................  90
TRUSTEES AND OFFICERS ...........................................  91


                                   PROSPECTUS

                                                            A GLANCE AT THE AARP
--------------------------------------------------------------------------------

                    AARP                            INVESTMENT
                MUTUAL FUNDS                        OBJECTIVE*
--------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------
AARP High Quality Money Fund                 Current income and
                                             stability of principal
--------------------------------------------------------------------------------
AARP High Quality Tax Free Money Fund        Current income free from federal
                                             income taxes and stability and
                                             safety of principal
--------------------------------------------------------------------------------
INCOME FUNDS
--------------------------------------------------------------------------------
AARP High Quality Short Term Bond Fund       High current income
--------------------------------------------------------------------------------
AARP GNMA and U.S. Treasury Fund             High current income
--------------------------------------------------------------------------------
AARP Insured Tax Free General Bond Fund      High current income free from
                                             federal income taxes
--------------------------------------------------------------------------------
AARP Bond Fund for Income                    High current income
--------------------------------------------------------------------------------
GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------
AARP Balanced Stock and Bond Fund            Long-term capital growth
                                             and income
--------------------------------------------------------------------------------
AARP Growth and Income Fund                  Long-term capital growth
                                             and income
--------------------------------------------------------------------------------
AARP U.S. Stock Index Fund                   Long-term capital growth
                                             and income
--------------------------------------------------------------------------------
GROWTH FUNDS
--------------------------------------------------------------------------------
AARP Capital Growth Fund                     Long-term capital growth
--------------------------------------------------------------------------------
AARP Small Company Stock Fund                Long-term capital growth
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
AARP Global Growth Fund                      Long-term capital growth

--------------------------------------------------------------------------------
AARP International Growth and Income Fund    Long-term capital growth
                                             and income
--------------------------------------------------------------------------------
MANAGED INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------------
AARP Diversified Income with Growth          Current income with
Portfolio                                    modest long-term
                                             appreciation
--------------------------------------------------------------------------------
AARP Diversified Growth Portfolio            Long-term capital growth
--------------------------------------------------------------------------------

* Each Fund's investment objective and investments are described in more detail in the section entitled "Objectives and Policies." (See Table of Contents for the page number for each Fund.)


                                   PROSPECTUS

MUTUAL FUNDS FROM SCUDDER
--------------------------------------------------------------------------------
 YOUR EXPECTED                        INVESTS
 TIME HORIZON                      PRIMARILY IN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 year +        Money market securities
--------------------------------------------------------------------------------
1 year +        Federally tax-exempt high quality, short-term
                municipal securities
--------------------------------------------------------------------------------
3 years +       High-quality short-term U.S. Government and
                corporate and other fixed-income securities
--------------------------------------------------------------------------------
3 years +       High-quality GNMA securities and U.S. Treasury
                bills, notes and bonds
--------------------------------------------------------------------------------
3 years +       High quality federally tax-exempt municipal
                securities that are insured
--------------------------------------------------------------------------------
3 years +       Short-, medium-, and long-term investment grade
                debt securities
--------------------------------------------------------------------------------
3-5 years +     Mix of dividend-paying stocks, high-quality bonds
                and cash reserves
--------------------------------------------------------------------------------
5 years +       Dividend-paying stocks and fixed-income securities
                convertible into common stocks
--------------------------------------------------------------------------------
5 years +       Stocks of S&P 500 companies
--------------------------------------------------------------------------------
5 years +       Stocks and convertible securities
--------------------------------------------------------------------------------
5 years +       Stocks of small U.S. companies
--------------------------------------------------------------------------------
5 years +       Stocks of established companies in a variety of
                developed companies
--------------------------------------------------------------------------------
5 years +       Dividend-paying stocks of established companies
                listed on foreign exchanges in developed non-U.S.
                and foreign convertible securities
--------------------------------------------------------------------------------
3-5 years +     Managed Portfolio of AARP Stock and Bond Mutual
                Funds with an emphasis on bond funds
--------------------------------------------------------------------------------
5 years +       Managed Portfolio of AARP Stock and Bond Mutual
                Funds with an emphasis on stock funds
--------------------------------------------------------------------------------

None of the AARP Mutual Funds invest in securities issued by tobacco-producing companies. Purchasing, exchanging and redeeming information is described in more detail later in this prospectus.


                                   PROSPECTUS

FUND EXPENSES
================================================================================

Shareholder Transaction Expenses

The AARP Mutual Funds do not charge sales fees or commissions--100% of your investment goes to work for you.

o     No fees to open your account

o     No fees to open or maintain an AARP IRA or AARP Keogh Plan account

o     No fees to buy shares

o     No fees to exchange (move investments from one fund to another)

o     No fees to sell (redeem) shares

o     No marketing fees or distribution fees (12b-1 fees)

o     No fees to reinvest dividends

Annual Fund Operating Expenses

There are Annual Fund Operating Expenses for each of the AARP Mutual Funds, but you do not pay these expenses directly. The AARP Mutual Funds pay these expenses before distributing net investment income to you. These expenses include the management fee paid to Scudder Kemper Investments, Inc., (the "Fund Manager") and other expenses for services, such as maintaining shareholder records and furnishing shareholder statements and fund reports. The expenses are reflected in the AARP Mutual Funds' share prices or dividends and are not directly charged to shareholder accounts.

The following tables present information on the projected costs and expenses of investing in an AARP Fund. Use these tables to compare the fees and expenses of the AARP Mutual Funds with other mutual funds.


                                   PROSPECTUS

Annual Fund Operating Expenses are expressed as a percentage of each AARP Fund's average daily net assets.

The following table shows the expenses for each AARP Fund for the fiscal year ended September 30, 1997.

                                 Annual Fund Operating Expenses
                             -------------------------------------
           Fund               Management      Other       Total (%)
                             Fee Rate (%)  Expenses (%)
AARP High Quality Money
     Fund                        0.39          0.52          0.91

AARP High Quality Tax Free
     Money Fund                  0.39          0.46          0.85

AARP High Quality Short
     Term Bond Fund              0.48          0.45          0.93

AARP GNMA and U.S.
     Treasury Fund               0.41          0.24          0.65

AARP Insured Tax Free
     General Bond Fund           0.48          0.18          0.66

AARP Bond for Income (1)         0.00          0.25          0.25

AARP Balanced Stock and
     Bond Fund                   0.48          0.43          0.91

AARP Growth and Income
     Fund                        0.48          0.23          0.71

AARP U.S. Stock Index
     Fund (2)                    0.00          0.50          0.50

AARP Capital Growth Fund         0.61          0.31          0.92

AARP Small Company Stock
     Fund (2)                    0.35          1.40          1.75

AARP Global Growth
     Fund (3)                    0.84          0.98          1.82

AARP International Growth
     and Income Fund (2)         0.00          1.75          1.75

(1)   As of 2/1/98, the Expense Ratio will become 0.25
(2)   Estimated for first year of operations
(3)   Expense limitation of 1.75% expired on 1/31/98

* The AARP Mutual Funds' fee structure is designed to recognize the degree to which the pooled resources of the Program provide economies in the management of the AARP Mutual Funds. The fee consists of two elements: a "Base Fee" and an "Individual Fund Fee." The combined Base Fee and Individual Fund Fee is called the Effective Management Fee Rate.

@ The AARP Managed Investment Portfolios are expected to operate at a zero expense level. However, each Portfolio's shareholders will indirectly bear that Portfolio's pro rata share of fees and expenses incurred by the underlying AARP Mutual Funds in which that Portfolio is invested. The investment returns of each Portfolio, therefore, will be net of that Portfolio's share of the expenses of the underlying AARP Mutual Funds in which that Portfolio is invested. The chart on the previous page shows the expense ratios of each underlying AARP Mutual Fund after fee waiver or reimbursement where applicable. Based on this information, the range for the average weighted expense ratio borne by the AARP Diversified Income With Growth Portfolio is expected to be .10% to 1.26%, and .30% to 1.58% for the AARP Diversified Growth Portfolio. A range is provided since the average assets of each Portfolio invested in each of the underlying AARP Mutual Funds will fluctuate. Using the midpoint of the ratios set forth above, an example of the expenses of each Portfolio is included in the chart below.


                                   PROSPECTUS

EXAMPLES OF WHAT THE EXPENSES WOULD BE ON A $1,000
INVESTMENT IN EACH AARP FUND

Based on the level of assets as of September 30, 1997, we have calculated the forecasted total expenses of a $1,000 investment in each AARP Fund over specified periods. These examples assume a 5% annual return. It has also been assumed that redemptions occur at the end of each period, that all dividends and distributions are reinvested, and that total fund operating expenses remain the same each year.

            Fund                       1 Year    3 Years    5 Years     10 Years
AARP High Quality Money Fund            $9.00     $29.00     $50.00      $112.00
AARP High Quality Tax Free
      Money Fund                        $9.00     $27.00     $47.00      $105.00
AARP High Quality Short Term
      Bond Fund                         $9.00     $30.00     $51.00      $114.00
AARP GNMA and U.S. Treasury Fund        $7.00     $21.00     $36.00       $81.00
AARP Insured Tax Free
      General Bond Fund                 $7.00     $21.00     $37.00       $82.00
AARP Bond Fund for Income (1)           $3.00      $8.00     N/A         N/A
AARP Balanced Stock and
      Bond Fund                         $9.00     $29.00     $50.00      $112.00
AARP Growth and Income Fund             $7.00     $23.00     $40.00       $88.00
AARP U.S. Stock Index Fund              $9.00     $16.00     N/A         N/A
AARP Capital Growth Fund               $18.00     $29.00     $51.00      $113.00
AARP Small Company Stock
      Fund                             $18.00     $55.00     N/A         N/A
AARP Global Growth Fund (2)            $18.00     $57.00     $99.00      $214.00
AARP International Growth and
      Income Fund                      $18.00     $55.00     N/A         N/A
AARP Diversified Growth
      Portfolio (3)                    $10.00     $32.00     N/A         N/A
AARP Diversified Income With
      Growth Portfolio (4)              $8.00     $26.00     N/A         N/A

(1)   As of 2/1/98, the Expense Ratio will become 0.25

(2)   Expense limitation of 1.75% expired on 1/31/98

(3) Based on the foregoing, the range for the average weighted expense ratio borne by the AARP Diversified Growth Portfolio is expected to be 1.64% to 0.40%. A range is provided since the average assets of the Portfolio invested in each of the Underlying Scudder Funds will fluctuate. The midpoint of the ratios is used for this example.

(4) Based on the foregoing, the range for the average weighted expense ratio borne by the AARP Diversified Growth and Income Portfolio is expected to be 1.29% to 0.30%. A range is provided since the average assets of the Portfolio invested in each of the Underlying Scudder Funds will fluctuate. The midpoint of the ratios is used for this example.

You should not consider these examples as representations of past or future expenses or returns. Actual fund expenses may be higher or lower in the future.


                                   PROSPECTUS

                                   PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

On the next eleven pages, you will find information about the income and expenses of each AARP Fund. You will also find the following: (1) the net gain or loss on the investments, (2) the distributions, if any, of income and gain, and, (3) the change in net asset value per share from the beginning to the end of the stated periods. Price Waterhouse LLP, the AARP Mutual Funds' independent accountants, has examined this information. The Annual Report to Shareholders includes their report on the Funds' most recent five years.

To request a free copy of the most recent Annual Report to Shareholders, which includes more detailed information concerning the Funds' performance, complete portfolio listings and audited financial statements, call us at 1-800-253-2277.

          AARP High Quality Money Fund For the Years Ended September 30
          -------------------------------------------------------------

                             1997     1996      1995      1994      1993      1992         1991      1990      1989       1988
                             ----     ----      ----      ----      ----      ----         ----      ----      ----       ----
Net Asset Value
 at Beginning of
 Period .................. $1.000    $1.000    $1.000    $1.000    $1.000    $1.000       $1.000    $1.000    $1.000    $1.000
                           ---------------------------------------------------------------------------------------------------------
Net Investment
 Income ..................   .046      .045      .049      .028      .021      .040         .060      .073      .080      .060
Distributions from
 Net Investment
 Income ..................  (.046)    (.045)    (.049)    (.028)    (.021)    (.040)(a)    (.060)    (.073)    (.080)    (.060)
                           ---------------------------------------------------------------------------------------------------------
Net Asset Value
 at End of Period ........ $1.000    $1.000    $1.000    $1.000    $1.000    $1.000       $1.000    $1.000    $1.000    $1.000
                           ---------------------------------------------------------------------------------------------------------
Total Return % (b) .......   4.72      4.62      4.99      2.84      2.13      4.12         6.22      7.58      8.32      6.15
Net Assets End
 of Period ($ millions) ..    471       412       384       333       254       323          357       376       324       224
Ratio of Operating
 Expenses to Average
 Net Assets % ............    .91      .963      .978     1.125     1.312     1.151        1.053     1.058     1.071     1.097(c)
Ratio of Operating
 Expenses Before
 Expense Reductions to
 Average Net Assets % ....    .91      .963      .978     1.125     1.312     1.190        1.132     1.169     1.181     1.178
Ratio of Net
 Investment Income to
 Average Net Assets % ....   4.63      4.54      4.89      2.89      2.12      3.61         6.05      7.32      8.06      6.03

(a) Includes approximately $.005 per share of net realized short-term capital gains.
(b)   Total returns would have been lower had certain expenses not been reduced.
(c)   Reflects fees not imposed by the Fund Manager of $.001 per share.


                                   PROSPECTUS

     AARP High Quality Tax Free Money Fund For the Years Ended September 30
     ----------------------------------------------------------------------

                              1997     1996     1995      1994          1993        1992     1991(b)    1990      1989       1988
                              ----     ----     ----      ----          ----        ----     -------    ----      ----       ----
Net Asset Value at
 Beginning of Period ......  $1.000   $1.000   $1.000    $1.000       $1.000       $1.000     $.996     $.998    $1.008     $.998
                            --------------------------------------------------------------------------------------------------------
Net Investment Income .....    .028     .028     .029      .017         .016         .026      .055      .061      .059      .055
Net Realized &
 Unrealized Investment
 Gain (Loss) ..............      --       --       --        --           --           --      .004     (.002)    (.010)     .010
                            --------------------------------------------------------------------------------------------------------
Total from
 Investment
 Operations ...............    .028     .028     .029      .017         .016         .026      .059      .059      .049      .065
                            --------------------------------------------------------------------------------------------------------
Distributions from Net
 Investment Income ........   (.028)   (.028)   (.029)    (.017)       (.016)       (.026)    (.055)    (.061)    (.059)    (.055)
                            --------------------------------------------------------------------------------------------------------
Total Distributions .......   (.028)   (.028)   (.029)    (.017)       (.016)       (.026)    (.055)    (.061)    (.059)    (.055)
                            --------------------------------------------------------------------------------------------------------
Net Asset Value at End
 of Period ................  $1.000   $1.000   $1.000    $1.000       $1.000       $1.000    $1.000     $.996     $.998    $1.008
                            --------------------------------------------------------------------------------------------------------
Total Return % ............    2.80     2.80     2.99      1.76(a)      1.62(a)      2.58      6.10      6.02      4.98      6.65
Net Assets End of
 Period ($ millions) ......     103      111      120       129          134          127       119        98        90        79
Ratio of Operating
 Expenses Net  to
 Average Net Assets % .....     .85      .85      .87       .90          .93          .95      1.06      1.12      1.17      1.27
Ratio of Operating
 Expenses Before
 Expense Reductions to
 Average Net Assets % .....     .85      .85      .87       .91         1.15         1.13      1.13      1.12      1.17      1.30
Ratio of Net
 Investment Income to
 Average Net Assets % .....    2.76     2.77     2.94      1.75         1.60         2.54      5.43      6.06      5.85      5.47
Portfolio Turnover
 Rate % ...................      --       --       --        --           --           --        --     39.88     21.28     62.73

(a)   Total returns would have been lower had certain expenses not been reduced.

(b) On August 1, 1991 the Fund implemented a 15.17 to 1.00 stock split and adopted its present name and investment objectives. Prior to that date, the Fund was known as the AARP Insured Tax Free Short Term Fund. Financial information prior to August 1, 1991 has been restated to reflect the stock split and should not be considered representative of the present Fund.


                                   PROSPECTUS

        AARP GNMA and U.S. Treasury Fund For the Years Ended September 30
        -----------------------------------------------------------------

                                     1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                                     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net Asset Value at Beginning
 of Period .......................  $14.91   $15.19   $14.73   $15.96   $16.19   $15.72   $14.95   $14.98   $15.11   $14.89
                                   -------------------------------------------------------------------------------------------
Net Investment Income ............     .98      .99     1.01      .93     1.15     1.22     1.26     1.31     1.31     1.37
Net Realized & Unrealized
 Investment Gain (Loss) ..........     .25     (.28)     .46    (1.23)    (.23)     .47      .77     (.03)    (.13)     .22
                                   -------------------------------------------------------------------------------------------
Total from Investment
 Operations ......................    1.23      .71     1.47     (.30)     .92     1.69     2.03     1.28     1.18     1.59
                                   -------------------------------------------------------------------------------------------
Distributions from Net
 Investment Income ...............    (.98)    (.99)    (.98)    (.93)   (1.15)   (1.22)   (1.26)   (1.31)   (1.31)   (1.37)
Distributions from Capital .......      --       --     (.03)      --       --       --       --       --       --       --
                                   -------------------------------------------------------------------------------------------
Total Distributions ..............    (.98)    (.99)   (1.01)    (.93)   (1.15)   (1.22)   (1.26)   (1.31)   (1.31)   (1.37)
                                   -------------------------------------------------------------------------------------------
Net Asset Value at End of
 Period ..........................  $15.16   $14.91   $15.19   $14.73   $15.96   $16.19   $15.72   $14.95   $14.98   $15.11
                                   -------------------------------------------------------------------------------------------
Total Return % ...................    8.49     4.79    10.31    (1.90)    5.89    11.19    14.12     8.86     8.17    11.07
Net Assets End of
 Period ($ millions) .............   4,584    4,904    5,252    5,585    6,712    5,232    3,311    2,583    2,518    2,837
Ratio of Operating Expenses
 to Average Net Assets % .........     .65      .64      .67      .66      .70      .72      .74      .79      .79      .81
Ratio of Net Investment
 Income to Average Net Assets % ..    6.51     6.55     6.77     6.09     7.15     7.69     8.23     8.71     8.76     9.09
Portfolio Turnover Rate % ........   86.76    83.44    70.35   114.54   105.49    74.33    86.64    60.54    48.35    84.72


                                   PROSPECTUS

    AARP High Quality Short Term Bond Fund For the Years Ended September 30*
    ------------------------------------------------------------------------

                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                                       ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net Asset Value at Beginning
 of Period .........................  $15.82   $16.01   $15.05   $17.19   $16.44   $15.71   $14.63   $15.04   $14.80   $14.45
                                     -------------------------------------------------------------------------------------------
Net Investment Income ..............     .93      .92      .94      .85      .93     1.03     1.10     1.17     1.23     1.27
Net Realized & Unrealized
 Investment Gain (Loss) ............     .31     (.19)     .95    (1.76)     .93      .73     1.08     (.41)     .24      .46
                                     -------------------------------------------------------------------------------------------
Total from Investment
 Operations ........................    1.24      .73     1.89     (.91)    1.86     1.76     2.18      .76     1.47     1.73
                                     -------------------------------------------------------------------------------------------
Distributions from Net
 Investment Income .................    (.93)    (.92)    (.93)    (.85)    (.93)   (1.03)   (1.10)   (1.17)   (1.23)   (1.27)
Distributions from Net
 Realized Gains ....................      --       --       --       --     (.18)      --       --       --       --     (.05)
Distributions  from Capital ........      --       --       --       --       --       --       --       --       --     (.06)
Distributions in Excess of
 Net Realized Gains ................      --       --       --     (.38)      --       --       --       --       --       --
                                     -------------------------------------------------------------------------------------------
Total Distributions ................    (.93)    (.92)    (.93)   (1.23)   (1.11)   (1.03)   (1.10)   (1.17)   (1.23)   (1.38)
                                     -------------------------------------------------------------------------------------------
Net Asset Value at End of
 Period ............................  $16.13   $15.82   $16.01   $15.05   $17.19   $16.44   $15.71   $14.63   $15.04   $14.80
                                     -------------------------------------------------------------------------------------------
Total Return % (a) .................    8.15     4.59    12.98    (5.55)   11.88    11.56    15.44     5.21    10.38    12.38
Net Assets End of
 Period ($ millions) ...............     455      512      533      568      604      384      201      151      129      123
Ratio of Operating Expenses
 to Average Net Assets % ...........     .93      .91      .95      .95     1.01     1.13     1.17     1.14     1.16     1.17
Ratio of Operating Expenses
 Before Expense Reductions to
 Average Net Assets % ..............    5.84      .91      .95      .95     1.01     1.13     1.17     1.20     1.21     1.20
Ratio of Net Investment
 Income to Average Net Assets % ....    5.84     5.76     6.13     5.31     5.64     6.40     7.26     7.86     8.33     8.55
Portfolio Turnover Rate % ..........   83.26   169.96   201.07    63.75   100.98    63.00    90.43    47.39    57.69    23.57

*     The Fund changed its name from AARP High Quality Bond Fund on February 1,
      1998.


                                   PROSPECTUS

    AARP Insured Tax Free General Bond Fund For the Years Ended September 30
    ------------------------------------------------------------------------

                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                                       ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net Asset Value at Beginning
 of Period .........................  $17.90   $17.74   $16.93   $19.00   $17.88   $17.30   $16.12   $16.61   $16.02   $15.00
                                     ------------------------------------------------------------------------------------------
Net Investment Income ..............     .88      .87      .87      .86      .90      .93     1.00     1.04     1.08     1.08
Net Realized & Unrealized
 Investment Gain (Loss) ............     .61      .16      .81    (1.67)    1.55      .75     1.18     (.24)     .59     1.02
                                     ------------------------------------------------------------------------------------------
Total from Investment
 Operations ........................    1.49     1.03     1.68     (.81)    2.45     1.68     2.18      .80     1.67     2.10
                                     ------------------------------------------------------------------------------------------
Distributions from Net
 Investment Income .................    (.88)    (.87)    (.87)    (.86)    (.90)    (.93)   (1.00)   (1.04)   (1.08)   (1.08)
Distributions of Net Realized
 Gains .............................    (.09)      --       --     (.34)    (.43)    (.17)      --     (.25)
Distributions in Excess of
 Net Realized Gains ................      --       --       --     (.06)      --
                                     ------------------------------------------------------------------------------------------
Total Distributions ................    (.97)    (.87)    (.87)   (1.26)   (1.33)   (1.10)   (1.00)   (1.29)   (1.08)   (1.08)
                                     ------------------------------------------------------------------------------------------
Net Asset Value at End of
 Period ............................  $18.42   $17.90   $17.74   $16.93   $19.00   $17.88   $17.30   $16.12   $16.61   $16.02
                                     ------------------------------------------------------------------------------------------
Total Return % .....................    8.57     5.88    10.21    (4.48)   14.31    10.01    13.85     4.89    10.66    14.39
Net Assets End of
 Period ($ millions) ...............   1,712    1,755    1,807    1,914    2,087    1,487    1,068      771      527      312
Ratio of Operating Expenses
 to Average Net Assets % ...........     .66      .66      .69      .68      .72      .74      .77      .80      .84      .92
Ratio of Net Investment
 Income to Average Net Assets % ....    4.87     4.83     5.06     4.80     4.90     5.31     5.92     6.29     6.52     6.95
Portfolio Turnover Rate % ..........    7.61    18.69    17.45    38.39    47.96    62.45    32.18    48.24   148.94   163.51


                                   PROSPECTUS

                            AARP Bond Fund For Income
                            -------------------------

                                                               For the period
                                                              February 1, 1997
                                                              (commencement of
                                                               operations) to
                                                             September 30,1997
                                                             -----------------

Net Asset Value at Beginning of Period .........................  $15.00
                                                                  ------
Net Investment Income ..........................................     .69
Net Realized & Unrealized Investment Gain (Loss) ...............     .20
                                                                     ---
Total from Investment Operations ...............................     .89
                                                                     ---
Distribution from Net Investment Income ........................    (.69)
                                                                    ----
Net Asset Value at End of Period ...............................  $15.20
                                                                  ------
Total Return % (a) .............................................    6.06 (b)
Net Assets End of Period ($ millions) ..........................      58
Ratio of Operating Expenses Net to Average  Net Assets % .......      -- (c)
Ratio of Operating Expenses to Average Net
  Assets Before Expense Reductions % ...........................    1.53 (c)
Ratio of Net Investment Income to Average Net Assets % .........    7.03 (c)
Portfolio Turnover Rate % ......................................   13.69 (c)

(a)   Total return would have been lower had certain expenses not been reduced.
(b)   Not Annualized.
(c)   Annualized.

       AARP Balanced Stock and Bond Fund For the Years Ended September 30
       ------------------------------------------------------------------

                                                                1997(a)      1996        1995       1994(b)
                                                                -------      ----        ----       -------
Net Asset Value at Beginning of Period ....................     $17.63      $16.40      $14.64      $15.00
                                                              -----------------------------------------------
Net Investment Income .....................................        .72         .66         .61         .25
Net Realized & Unrealized Investment Gain (Loss) ..........       3.98        1.44        1.79        (.37)(c)
                                                              -----------------------------------------------
Total from Investment Operations ..........................       4.70        2.10        2.40        (.12)
                                                              -----------------------------------------------
Distributions from Net Investment Income ..................       (.72)       (.66)       (.60)       (.24)
Distributions from Net Realized Gains .....................       (.21)       (.21)       (.04)         --
Total Distributions .......................................       (.93)       (.87)       (.64)       (.24)
                                                              -----------------------------------------------
Net Asset Value at End of Period ..........................     $21.40      $17.63      $16.40      $14.64
                                                              -----------------------------------------------
Total Return % ............................................      27.34       13.08       16.80        (.78)(e)
Net Assets End of Period ($ millions) .....................        638         403         247         175
Ratio of Operating Expenses to Average Net Assets % .......        .91         .88        1.01        1.31(f)
Ratio of Net Investment Income to Average Net Assets % ....       3.71        4.09        4.12        3.58(f)
Portfolio Turnover Rate % .................................      26.79       35.22       63.77       49.32(f)
Average Commission Rate Paid (d) ..........................     $.0547      $.0549          --          --

(a)   Based on monthly average shares outstanding during the period.
(b) For the period February 1, 1994, commencement of operations, through September 30, 1994.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
(e)   Not annualized.
(f)   Annualized.


                                   PROSPECTUS

          AARP Growth and Income Fund For the Years Ended September 30
          ------------------------------------------------------------

                                      1997(a)   1996     1995     1994     1993     1992     1991     1990     1989     1988
                                      -------   ----     ----     ----     ----     ----     ----     ----     ----     ----
Net Asset Value at Beginning of
 Period ............................  $43.94   $38.36   $34.13   $32.91   $28.67   $26.97   $22.30   $26.11   $20.94   $25.54
                                     ------------------------------------------------------------------------------------------
Net Investment Income ..............    1.19     1.17     1.11      .94      .83      .97     1.11     1.11     1.01     1.04
Net Realized & Unrealized
 Investment Gain (Loss) ............   16.00     6.40     5.44     1.62     4.58     2.11     4.78    (3.69)    5.20    (3.93)
                                     ------------------------------------------------------------------------------------------
Total from Investment Operations ...   17.19     7.57     6.55     2.56     5.41     3.08     5.89    (2.58)    6.21    (2.89)
                                     ------------------------------------------------------------------------------------------
Distributions from Net
 Investment Income .................   (1.19)   (1.15)   (1.09)   (1.13)    (.87)    (.90)   (1.17)   (1.15)   (1.04)    (.94)
Distributions from Net Realized
 Gains .............................   (1.72)    (.84)   (1.23)    (.21)    (.30)    (.48)    (.05)    (.08)      --     (.77)
                                     ------------------------------------------------------------------------------------------
Total Distributions ................   (2.91)   (1.99)   (2.32)   (1.34)   (1.17)   (1.38)   (1.22)   (1.23)   (1.04)   (1.71)
                                     ------------------------------------------------------------------------------------------
Net Asset Value at End of Period ...  $58.22   $43.94   $38.36   $34.13   $32.91   $28.67   $26.97   $22.30   $26.11   $20.94
                                     ------------------------------------------------------------------------------------------
Total Return % .....................   40.70    20.20    20.43     7.99    19.38    11.59    27.19   (10.19)   30.58   (10.75)
Net Assets End of
 Period ($ millions) ...............   6,606    4,219    3,007    2,312    1,560      748      392      248      236      228
Ratio of Operating Expenses to
 Average Net Assets % ..............     .71      .69      .72      .76      .84      .91      .96     1.03     1.04     1.06
Ratio of Operating Expense
 Before Expense Reductions to
 Average Net Assets % ..............     .71      .69      .72      .76      .84      .91      .96     1.03     1.04     1.06
Ratio of Net Investment Income
 to Average Net Assets % ...........    2.38     2.94     3.28     3.00     3.08     3.84     4.61     4.76     4.19     4.52
Portfolio Turnover Rate % ..........    33.4    25.02    31.26    31.82    17.44    36.40    53.68    58.47    55.21    61.34
Average Commission Paid Rate (b) ...  $.0619   $.0542       --       --       --       --       --       --       --       --

(a)   Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.


                                   PROSPECTUS

                           AARP U.S. Stock Index Fund
                           --------------------------

                                                    For the period
                                                   February 1, 1997
                                                   (commencement of
                                                    operations) to
                                                September 30, 1997 (d)
                                                ----------------------

Net Asset Value at Beginning of Period .............    $15.00
                                                        ------
Net Investment Income ..............................       .20
Net Realized & Unrealized Investment Gain (Loss) ...      2.97
                                                          ----
Total from Investment Operations ...................      3.17
                                                          ----
Distributions from Net Investment Income ...........      (.18)
                                                          ----
Net Asset Value at End of Period ...................    $17.99
                                                        ------
Total Return % (a) .................................     21.22 (b)
Net Assets End of Period ($ millions) ..............        38
Ratio of Operating Expenses Net to
 Average Net Assets % ..............................       .50 (c)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions% .............      2.38 (c)
Ratio of Net Investment Income to Average
 Net Assets % ......................................      1.94 (c)
Portfolio Turnover Rate % ..........................     14.52 (c)
Average Commission Rate Paid .......................    $.0288

(a)   Total return would have been lower had certain expenses not been reduced.
(b)   Not Annualized.
(c)   Annualized.
(d)   Based on monthly average shares outstanding during the period.

                   AARP International Growth and Income Fund*
                   ------------------------------------------

                                                    For the period
                                                   February 1, 1997
                                                   (commencement of
                                                    operations) to
                                                  September 30, 1997
                                                  ------------------

Net Asset Value at Beginning of Period .............    $15.00
                                                        ------
Net Investment Income ..............................       .23
Net Realized & Unrealized Investment Gain (Loss) ...      2.13
                                                          ----
Total from Investment Operations ...................      2.36
                                                          ----
Net Asset Value at End of Period ...................    $17.36
                                                        ------
Total Return % (a) .................................     15.73 (b)
Net Assets End of Period ($ millions) ..............        20
Ratio of Operating Expenses Net to Average
 Net Assets % ......................................      1.75 (c)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions % ................      4.28 (c)
Ratio of Net Investment Income to Average
 Net Assets % ......................................      2.35 (c)
Portfolio Turnover Rate % ..........................     50.73 (c)
Average Commission Rate Paid .......................    $.0309

(a)   Total return would have been lower had certain expenses not been reduced.
(b)   Not Annualized.
(c)   Annualized.
* The Fund changed its name from AARP International Stock Fund on February 1, 1998.


                                   PROSPECTUS

            AARP Capital Growth Fund For the Years Ended September 30
            ---------------------------------------------------------

                                      1997(a)    1996    1995     1994     1993     1992     1991      1990         1989     1988
                                      -------    ----    ----     ----     ----     ----     ----      ----         ----     ----
Net Asset Value at Beginning of
 Period ............................  $43.47   $38.36   $31.74   $36.20   $30.30   $30.23   $23.32     $34.17      $23.88   $27.55
                                     ----------------------------------------------------------------------------------------------
Net Investment Income ..............     .34      .42      .36      .00      .06      .15      .24        .54(c)      .21      .10
Net Realized & Unrealized
 Investment Gain (Loss) ............   18.43     5.59     6.91    (1.51)    7.19     1.09     9.05      (9.27)      10.17    (1.97)
                                     ----------------------------------------------------------------------------------------------
Total from Investment Operations ...   18.77     6.01     7.27    (1.51)    7.25     1.24     9.29      (8.73)      10.38    (1.87)
                                     ----------------------------------------------------------------------------------------------
Distributions from Net
 Investment Income .................    (.41)    (.39)    (.01)    (.05)    (.14)    (.23)    (.59)      (.19)       (.09)    (.15)
Distributions from Net Realized
 Gains .............................   (3.99)    (.51)    (.64)   (2.90)   (1.21)    (.94)   (1.79)     (1.93)         --    (1.65)
                                     ----------------------------------------------------------------------------------------------
Total Distributions ................   (4.40)    (.90)    (.65)   (2.95)   (1.35)   (1.17)   (2.38)     (2.12)       (.09)   (1.80)
                                     ----------------------------------------------------------------------------------------------
Net Asset Value at End of Period ...  $57.84   $43.47   $38.36   $31.74   $36.20   $30.30   $30.23     $23.32      $34.17   $23.88
                                     ----------------------------------------------------------------------------------------------
Total Return % (d) .................   46.72    15.97    23.47    (4.70)   24.53     3.94    42.81     (26.94)      43.62    (5.44)
Net Assets End of Period
 ($ millions) ......................   1,228      826      692      683      607      424      242        160         180       91
Ratio of Operating Expenses to
 Average Net Assets % ..............     .92      .90      .95      .97     1.05     1.13     1.17       1.11        1.16     1.23
Ratio of Operating Expenses
 Before Expense  Reductions to
 Average Net Assets % ..............     .92      .90      .95      .97     1.05     1.13     1.17       1.14        1.16     1.40
Ratio of Net Investment Income
 to Average Net Assets % ...........     .70     1.05     1.00      .02      .22      .61      .90       2.00         .89      .37
Portfolio Turnover Rate % ..........   39.04    64.84    98.44    79.65   100.63    89.20    99.62      83.28       63.51    45.37
Average Commission Rate Paid (b) ...  $.0576   $.0614       --       --       --       --       --         --          --       --

(a)   Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(c) Net investment income per share includes a non-recurring dividend amounting to $.18 per share.
(d)   Total returns would have been lower had certain expenses not been reduced.


                                   PROSPECTUS

                          AARP Small Company Stock Fund
                          -----------------------------

                                                    For the period
                                                   February 1, 1997
                                                   (commencement of
                                                    operations) to
                                                September 30, 1997 (d)
                                                ----------------------
Net Asset Value at Beginning of Period .............    $15.00
                                                        ------
Net Investment Income ..............................       .04
Net Realized & Unrealized Investment Gain (Loss) ...      4.98
Total from Investment Operations ...................      5.02
Net Asset Value at End of Period ...................    $20.02
                                                        ------
Total Return % (a) .................................     33.53 (b)
Net Assets End of Period ($ millions) ..............        50
Ratio of Operating Expenses Net to
 Average Net Assets % ..............................      1.75 (c)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions % ............      2.79 (c)
Ratio of Net Investment Income to Average
 Net Assets % ......................................      0.40 (c)
Portfolio Turnover Rate % ..........................      5.01 (c)
Average Commission Rate Paid .......................    $.0274

(a)   Total return would have been lower had certain expenses not been reduced.
(b)   Not Annualized.
(c)   Annualized.
(d)   Based on monthly average shares outstanding during the period.

                             AARP Global Growth Fund
                             -----------------------
                                                              For the period
                                                             February 1, 1996
                                                             (commencement of
                                            Year Ended       operations) to
                                        September 30, 1997  September 30, 1996
                                        ------------------  ------------------
Net Asset Value at Beginning of Period ...     $15.49          $15.00
                                               ------          ------
Net Investment Income ....................        .09             .06
Net Realized & Unrealized
 Investment Gain (Loss) ..................       3.72             .43
                                                 ----             ---
Total from Investment Operations .........       3.81             .49
                                                 ----             ---
Less distributions from Net
 Investment Income .......................       (.06)             --
                                                 ----              --
Net Asset Value at End of Period .........     $19.24          $15.49
                                               ------          ------
Total Return % (a) .......................      24.67            3.27 (b)
Net Assets End of Period ($ millions) ....        148              78
Ratio of Operating Expenses Net
 to Average Net Assets % .................       1.75            1.75 (c)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions % ....................       1.82            2.31 (c)
Ratio of Net Investment Income
 to Average Net Assets % .................       0.55            1.03 (c)
Portfolio Turnover Rate % ................      31.34           12.56 (c)
Average Commission Rate Paid .............     $.0004          $.0150

(a)   Total return would have been lower had certain expenses not been reduced.
(b)   Not Annualized.
(c)   Annualized.


                                   PROSPECTUS

                 AARP Diversified Income with Growth Portfolio*
                 ----------------------------------------------

                                                         For the period
                                                        February 1, 1997
                                                        (commencement of
                                                         operations) to
                                                       September 30, 1997
                                                       ------------------
Net Asset Value at Beginning of Period ..................  $15.00
                                                           ------
Net Investment Income ...................................     .43
Net Realized & Unrealized Investment Gain (Loss) ........     .96
                                                              ---
Total from Investment Operations ........................    1.39
                                                             ----
Distributions from Net Investment Income ................    (.43)
                                                             ----
Net Asset Value at End of Period ........................  $15.96
                                                           ------
Total Return % (a) ......................................    9.35 (b)
Net Assets End of Period ($ millions) ...................      43
Ratio of Operating Expenses to Average Net Assets % .....      -- (d)
Ratio of Net Investment Income to Average Net Assets % ..    5.13 (c)
Portfolio Turnover Rate % ...............................    5.57 (c)

(a) If the Fund Manager had not maintained some of the underlying AARP Mutual Funds' expenses, the total return for this Fund would have been lower.
(b)   Not Annualized.
(c)   Annualized.
(d) This Portfolio invests in other AARP Mutual Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Mutual Funds.
*     The Fund changed its name from AARP Diversified Income on February 1,
      1998.

                        AARP Diversified Growth Portfolio
                        ---------------------------------

                                                         For the period
                                                        February 1, 1997
                                                        (commencement of
                                                         operations) to
                                                     September 30, 1997 (e)
                                                     ----------------------
Net Asset Value at Beginning of Period ..................  $15.00
                                                           ------
Net Investment Income ...................................     .34
Net Realized & Unrealized Investment Gain (Loss) ........    2.06
                                                             ----
Total from Investment Operations ........................    2.40
                                                             ----
Net Asset Value at End of Period ........................  $17.40
                                                           ------
Total Return % (a) ......................................   16.00 (b)
Net Assets End of Period ($ millions) ...................      62
Ratio of Operating Expenses to Average Net Assets % .....      -- (d)
Ratio of Net Investment Income to Average Net Assets % ..    3.52 (c)
Portfolio Turnover Rate % ...............................    7.67 (c)

(a) If the Fund Manager had not maintained some of the underlying AARP Mutual Funds' expenses, the total return for this Fund would have been lower.
(b)   Not Annualized.
(c)   Annualized.
(d) This Portfolio invests in other AARP Mutual Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Mutual Funds.
(e)   Based on monthly average shares outstanding during the period.


                                   PROSPECTUS

A BRIEF OVERVIEW OF THE AARP INVESTMENT PROGRAM FROM SCUDDER
================================================================================

AARP is a nonprofit organization dedicated to addressing the needs and interests of persons aged 50 and older. It seeks through education, advocacy, and service to enhance the quality of life for all by promoting independence, dignity, and purpose. In the early 1980s, research conducted by AARP indicated that many members were not taking steps to invest adequately for their future. To encourage members to plan for their retirement and beyond, AARP decided to make available a family of mutual funds specially designed to provide members with distinct investment choices and to be managed by an experienced investment adviser. After comprehensive review of the capabilities of several investment management firms, AARP selected Scudder, Stevens & Clark, Inc. (now Scudder Kemper Investments, Inc., referred to throughout this Prospectus as "Scudder" or "the Fund Manager") to develop and manage the Funds.

Who is Scudder Kemper Investments, Inc.?

Scudder Kemper Investments, Inc. is one of the largest and most experienced worldwide investment management organizations. It was created following an agreement in 1997 between Scudder, Stevens & Clark, Inc. and the Zurich Group, a worldwide provider of financial services, to form an alliance. The firm manages more than $210 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the largest mutual fund sponsors in the U.S., offering no-load funds directly to investors and load funds through various types of intermediaries.

Scudder Kemper Investments, Inc. has a rich heritage of innovation, integrity and client-focused service, combining two long-established and accomplished investment firms: Scudder, Stevens & Clark, Inc., founded in 1919 as one of the nation's first investment counsel organizations, and Zurich Kemper Investments, Inc. (referred to throughout this Prospectus as "Zurich Kemper"), with 50 years of mutual fund and investment management experience. Headquartered in the U.S., Scudder Kemper Investments, Inc. offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks investment opportunities in markets throughout the world to meet the needs of its clients.

Scudder Kemper Investments, Inc., the global asset management firm, represents one of the four core businesses of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty insurance, life insurance, reinsurance, and asset management.

What impact does the alliance with the Zurich Group have on the AARP Investment Program from Scudder?

The Program's longstanding commitment to risk managed investment performance offered through our no-load mutual funds remains. In fact, we


                                   PROSPECTUS
expect that this new alliance should offer benefits to investors over time, resulting from the Program's access to more resources--human and capital--to better help the Program meet the investment needs of aging Americans.

The roles of AARP and Scudder

The AARP Investment Program from Scudder is made available to investors in accordance with specific criteria agreed to by AARP and Scudder. These criteria include the following:

o The offer of a specially-designed family of no-load funds, generally each of whose goals is to provide competitive returns but with less risk of loss to its portfolio than that of the similar mutual funds, measured by the frequency and amount total return fluctuates downward;

o     Easy access to the Program for all AARP Mutual Funds' shareholders;

o The commitment to the highest quality of service in keeping with AARP's standards; and

o The availability of a comprehensive selection of easy-to-understand publications on the "how-to"s of investing and planning for retirement and other important life events that affect the financial affairs of aging Americans.

Scudder Kemper Investments, Inc. and its affiliates provide investment management and other services for the AARP Mutual Funds, bringing more than 75 years of investment management experience to the Program. AARP brings a wealth of experience and knowledge about the needs of aging Americans. Association staff monitor investment performance, service quality and Program communications in keeping with the rigorous standards that are applied to the delivery of all of its member services. Members of AARP's leadership also serve as Trustees for the AARP Mutual Funds.

SPECIAL FEATURES OF THE AARP INVESTMENT PROGRAM
================================================================================

The AARP Investment Program from Scudder was developed by Scudder and AARP to help meet the investment needs of individual AARP members as they plan for and live into their retirement years. A choice of 15 mutual funds is offered to investors. An investor in the Program benefits from the following features:

o No Sales Fees or Commissions: All AARP Mutual Funds are pure no-load, meaning that you won't pay any sales fees or commissions to purchase, exchange or sell (redeem) shares. In addition, none of these Funds charges a 12b-1 fee (a form of a sales charge that covers marketing and distribution expenses). The net result is that 100% of your investment goes to work for you.

o No Fees to Open and Maintain an AARP IRA or AARP Keogh Plan Account: There are no separate fees to open or maintain a retirement plan account. This way, all of your money goes to work for your retirement.


                                   PROSPECTUS

o Low Initial Investment: You can open an account with just $500 by investing in the AARP GNMA and U.S. Treasury Fund, AARP Balanced Stock and Bond Fund and the AARP Growth and Income Fund. The minimum initial investment for the other AARP Mutual Funds is just $2,000. You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of just $250 per fund account.

o Professional Investment Management by Scudder: Scudder brings over 75 years of investment management experience to the AARP Mutual Funds.

o Risk-Oriented Investment Management: The Program offers a choice of 15 AARP Mutual Funds, generally each of whose goal is to seek to provide competitive returns but with less risk of loss to its portfolio than similar mutual funds, as measured by the frequency and amount by which total return fluctuates downward. Designed specially to meet the needs of aging Americans, we know of no other family of funds that includes a risk-oriented management mandate for all of its funds.

o     High Quality, Personal Service from AARP Mutual Fund Representatives:
      Helpful and knowledgeable service representatives are ready to answer your questions, execute your transactions, or help you to decide whether investing makes sense for you and which investments may be appropriate. To reach an AARP Mutual Fund Representative, call 1-800-253-2277 toll-free, Monday through Friday, from 8 a.m. to 8 p.m. eastern time.

o Convenient Access to Your Investments: You can access your investments easily and for no charge by calling toll-free, or in writing. Your AARP Mutual Fund investments are not "locked in."

o Informative Communications: The Program helps keep shareholders abreast of important topics that can affect their financial situation. Newsletters are published monthly and included with your account statement. They provide information about recent developments in the markets, important tax changes and other Program-specific information. Upon request, free educational guides are available on a variety of topics, such as planning for retirement, living in retirement, understanding IRA distributions, and more.

o Help and Guidance at Important Times in Your Life: We are here to help you when you need to make important financial decisions as they relate to your savings and investments. For example, by taking advantage of the AARP Lump Sum Service, you can work with a representative who is specially trained to help you understand tax implications and your investment options. A representative can also assist you in working through the "red tape" that is sometimes involved with a lump sum distribution. Or you can simply call us for our free Guide on Receiving a Lump Sum Distribution.


                                   PROSPECTUS

o Low Expenses: We strive to maintain expense ratios for the AARP Mutual Funds that are lower than the industry averages of the applicable asset categories.

You will also benefit from:

o Consolidated monthly statements or quarterly AARP IRA or AARP Keogh Plan statements;

o     Prompt transaction confirmations;

o     Special services designed to make investing simple and convenient; and

o     AARP's commitment to represent your interests.

Why do we emphasize risk-managed performance?

Individuals planning for and living into retirement have told us that while they are interested in investments that provide competitive returns, they are as interested in funds that will offer the potential of at least somewhat lower risk--even if they are funds in higher risk categories, such as international funds and small company funds.

We have therefore designed and manage all of the AARP Mutual Funds with share price fluctuation--including those in higher risk categories, such as the AARP International Growth and Income Fund and the AARP Small Company Stock Fund--to be managed with the potential for less risk of loss than similar funds in their respective asset categories.

Why do we focus on the "downside risk" of loss to a fund's portfolio instead of the volatility--up and down--of total return?

Most investors view risk as related to the chance of a loss and the likely size of that loss. We therefore measure the extent to which each portfolio management team has controlled risk by evaluating the frequency and amount by which each fund's total return which is capital change plus income fluctuates downward--absolutely and compared to similar funds.

Scudder has developed a proprietary performance measurement system by which the portfolio managers and investors can evaluate the investment performance of the AARP Mutual Funds compared to that of similar funds, not just as it relates to total return but to the management of risk.

A Cautionary Note

While the AARP Mutual Funds are actively managed to reduce the potential for "downside risk" to their portfolios, it is important to remember that your principal can never be insured or guaranteed, and that the value of your investment and your return will move up and down as market conditions change. There is no assurance that Scudder will be successful in limiting downside risk relative to comparable funds. For more complete details, read the "Investment Objectives and Policies" section.


                                   PROSPECTUS

Points to keep in mind as you consider investing in the AARP Mutual Funds:

Information about each AARP Fund is included in this Prospectus and focuses on how the AARP Mutual Funds differ from each other as this relates to their potential return and to their level of risk. Before investing, you should determine your investment objectives and time horizons. If you need help with this aspect of the decision-making process don't hesitate to call our Mutual Fund Representatives. They know what questions you should ask yourself and what factors you need to consider to determine your investment objective and expected time horizon. The length of time you are committed to investing will have a bearing on the types of investments that are most appropriate for you. If, for example, you are in a position to commit your investment dollars for five years or more, then funds that offer the potential for higher returns but greater volatility may be well suited to your needs. If your time horizon is shorter--say two or three years--then it may be appropriate for you to consider funds that offer the potential of lower returns but with less volatility.

The following is a brief summary of the investment needs the AARP Mutual Funds seek to meet. Your investment time horizon will have a bearing on which funds are appropriate for you.

If you are investing for stability of principal and income:

Consider the AARP High Quality Money Fund or the AARP High Quality Tax Free Money Fund. Each provides opportunities to meet short-term needs (one year or less) while providing money market rates of return. Both seek to provide stability of principal through a constant $1.00 share price, although this may not always be achieved. Both AARP Money Funds invest in short-term securities whose yields tend to follow changes in short-term interest rates. If short-term interest rates rise or fall dramatically, so could the yields of the AARP Money Funds in relatively short periods of time. Keep in mind, the income paid by the AARP High Quality Money Fund is taxable, whereas the income paid by the AARP High Quality Tax Free Money Fund is normally free from federal income taxes.

If you are investing for the longer term and are interested in current income:

Consider the AARP High Quality Short Term Bond Fund, AARP GNMA and U.S. Treasury Fund, AARP Bond Fund for Income, AARP Insured Tax Free General Bond Fund or the AARP Diversified Income With Growth Portfolio. Remember that both the value of shares and yield will change daily, generally in reaction to shifting interest rates. In most cases, as interest rates rise, the value of investments in these Funds tends to fall. As interest rates fall, the value of investments in these Funds tends to rise. Investing in these Funds offers the opportunity for current income and potential appreciation in the value of shares. The AARP Diversified Income With Growth Portfolio provides income on a quarterly basis; all of the other funds listed above provide monthly income. While each of these Funds is managed to seek competitive returns with less "downside risk" to its portfolio compared to that of similar funds, the value of your investment can decline. That's why you should be prepared to tolerate fluctuation in both the value of your investment and the income you earn. You


                                   PROSPECTUS
should also be in a position to invest for the longer term (three to five years or more for the AARP Diversified Income With Growth Portfolio, which normally invests in both AARP Stock and Bond Funds, and three years or more for the other Funds listed above).

If you are investing for the long term and you are interested in growth:

Consider the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, AARP Global Growth Fund, AARP Capital Growth Fund, AARP International Growth and Income Fund, AARP Small Company Stock Fund, and the AARP Diversified Growth Portfolio. Remember that investments in stock mutual funds involve greater risk and that the value of your shares will fluctuate daily. The share price of these AARP Mutual Funds will tend to rise when the stock markets rise, and decline when the stock markets decline. Investing in these Funds offers the opportunity for gain through potential appreciation in the value of your investment and from any income that the investment earns. While each of these Funds is managed to seek competitive returns with less "downside risk" to its portfolio compared to that of similar mutual funds, the value of your investment can decline. That's why you should consider your investment as one that you can afford to let work for you over time--generally for a period of three to five years or more for the AARP Balanced Stock and Bond Fund and five years or more for the other equity funds listed above.

How will my investment be managed?

The AARP Mutual Funds are managed to seek competitive returns with less risk of loss ("downside risk") to their portfolios than that of comparable mutual funds. Each AARP Mutual Fund is managed by a team of Scudder investment professionals (Bankers Trust acts as subadviser to the Scudder U.S. Stock Index Fund). Experienced portfolio managers develop investment strategies and select securities for each AARP Fund's portfolio. The Scudder portfolio managers are supported by an experienced staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. Scudder also maintains a large staff of independent researchers to assist portfolio managers in assessing economic and industry trends and security valuations as they make investment decisions. Generally speaking, Scudder portfolio managers do not take a short-term approach to investing. Instead, they seek to add value over the long term, carefully selecting investments they believe have superior potential for achieving each Fund's objectives. None of the AARP Mutual Funds invest in securities issued by tobacco-producing companies.


                                   PROSPECTUS

OBJECTIVES AND POLICIES
================================================================================

The following pages provide detail on the investment objectives and policies of the AARP Mutual Funds. Included for each Fund are:

o     the Fund's objectives

o     examples of investment needs the Fund is designed to meet

o     a description of the types of securities in which the Fund can invest

o     a discussion of the Fund's potential risks

o     minimum investment requirements and the schedule of distributions; and

o     a review of the Fund's portfolio management team.

As with any investment, there is no guarantee that the AARP Mutual Funds will successfully meet their investment objectives. Be sure to read the section entitled "Other Investment Policies and Risk Factors."

The Trustees can modify a Fund's objectives without the approval of a majority of that Fund's shareholders. If there is a change in investment objective, shareholders should consider whether the Fund is still an appropriate investment.


                                   PROSPECTUS

                             AARP MONEY MARKET FUNDS


                                   PROSPECTUS

AARP HIGH QUALITY MONEY FUND
================================================================================

Fund objective:

To provide current income. In doing so, the Fund seeks to maintain stability and safety of principal and a constant net asset value of $1.00 per share while offering liquidity. There may be circumstances under which this goal cannot be achieved. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP High Quality Money Fund is appropriate for investors with short-term time horizons. It may also be appropriate for those who are not comfortable with the risks of investing in stocks or bonds. Examples of types of investors for whom the AARP High Quality Money Fund may be appropriate include:

o Investors creating a diversified portfolio who want a portion of their assets in an investment designed to offer safety and stability.

o Investors seeking a short-term investment prior to making longer-term investment choices.

o     Investors seeking money market income to meet regular needs.

o Investors who need immediate access to their money through free checkwriting.

The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund is designed to offer current income, while maintaining stability and safety of principal. In addition, it provides a convenient way to easily access your money through free checkwriting.

What does the Fund invest in?

The Fund invests in high-quality short-term securities. These securities will have remaining maturities of 397 calendar days or less, except for U.S. Government securities, which may have maturities up to 762 calendar days. The average dollar-weighted maturity of the Fund's investments is 90 days or less. All of the securities purchased are U.S. dollar-denominated. The securities must meet credit standards applied by the Fund Manager, following procedures established by the Trustees. Amendments have been adopted to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. Money market funds must comply with the revised rule by July 1, 1998. The Fund intends to be in compliance with the amended requirements by that date.

The money market securities in which the Fund may invest include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and their foreign branches, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan


                                   PROSPECTUS
institutions; instruments whose credit has been enhanced by: banks (letters of credit), insurance companies (surety bonds), or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities and other synthetic securities, including certificates, participations and notes; municipal securities including notes, bonds and participation interests, either taxable or tax-free, as described in more detail for the AARP High Quality Tax Free Money Fund; securities with guarantee features; and repurchase agreements.

All of the securities that the Fund purchases, or that underlie its repurchase agreements, are considered to be high quality. Generally, the Fund may purchase only securities rated, or issued by an entity with comparable securities rated, within the two highest quality rating categories of one or more rating agencies such as: Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), and Fitch Investors Service, Inc. (Fitch). Securities rated by only one agency may be purchased if the rating falls within the categories above. Unrated securities may be purchased if the Fund Manager judges them to be comparable in quality to securities described above. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies. If a security ceases to be rated or is reduced below the Fund's standards, it will be sold unless the Trustees determine that disposing of the security would not be in the best interests of the Fund.

The Fund has certain non-fundamental policies designed to maintain diversification. These policies may be changed without shareholder approval. The amount of total assets of the Fund that may be invested in the securities of a single issuer is limited in accordance with federal law.

What are the risks?

The risk to your principal is low, since the Fund seeks to maintain a stable share price of $1.00. While the Fund has maintained a stable share price of $1.00 since it began in June 1985, there may be situations under which this goal cannot be achieved. The level of income you receive will be affected by movements up and down in short-term interest rates. By investing generally in highest-quality securities, the Fund may offer less income than a money market fund investing in other high-quality money market securities. See "Other Investment Policies and Risk Factors."

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends are declared daily and distributed monthly to investors. Generally, net realized capital gain or loss is included in the daily declaration of income.


                                   PROSPECTUS

Who at Scudder manages my investment?

Lead Portfolio Manager Frank J. Rachwalski, Jr. assumed responsibility for setting the Fund's investment strategy and for overseeing the Fund's day-to-day management in January, 1998. Frank joined Zurich Kemper's Fixed Income Department in 1973 as its Money Market Specialist. He has been responsible for the trading and portfolio management of Zurich Kemper's money market fund since its initial offering in 1974. John W. Stuebe, Portfolio Manager, joined Zurich Kemper in 1979 as a Fixed Income Trader for Money Market Securities. He is currently a Specialist and Trader for the Adviser's taxable, non-government money market funds.

AARP HIGH QUALITY TAX FREE MONEY FUND
================================================================================

Fund objective:

To provide current income free from federal income taxes. In doing so, the Fund seeks to maintain stability and safety of principal and a constant net asset value of $1.00 per share while offering liquidity. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP High Quality Tax Free Money Fund may be appropriate for investors in high tax brackets who have a short-term time horizon or who are not comfortable with the risks of investing in stocks or bonds. These include:

o Investors creating a diversified portfolio who want a portion of their assets in an investment designed to offer safety and stability

o Investors seeking a short-term investment prior to making longer-term investment choices

o Investors seeking tax-free money market income to meet regular day-to-day expenses; and

o Investors who need immediate access to their money through free checkwriting

This Fund is not available for the AARP IRA or the other retirement plan accounts.

What does the Fund offer to investors?

The Fund is designed to offer current income free from federal income tax, while providing stability and safety of principal. Depending on your tax bracket, the after-tax income from the Fund may be higher than from a taxable investment of comparable quality and risk. In addition, it provides a convenient way to easily access your money through checkwriting.

What does the Fund invest in?

The Fund invests in high-quality, short-term municipal securities. These securities will have remaining maturities of 397 calendar days or less. The


                                   PROSPECTUS
average dollar-weighted maturity of its investments is 90 days or less. These municipal securities may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia. Interest from these securities is, in the opinion of the issuer's bond counsel, exempt from federal income taxes. The Fund has no current intention to invest in securities whose income is subject to federal income tax, including the individual alternative minimum tax (AMT). Amendments have been adopted to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. Money market funds must comply with the revised rule by July 1, 1998. The Fund intends to be in compliance with the amended requirements by that date.

Municipal securities may include municipal notes such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes; municipal bonds, which include general obligation bonds secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; and revenue bonds (including private activity bonds), which are generally paid from the revenues of a particular facility, a specific excise tax, or other source. The Fund's municipal investments may also include participation interests in bank holdings of municipal securities, municipal lease obligations, securities with variable or floating interest rates, demand obligations, and tax-exempt commercial paper. The Fund may also purchase securities on a "when-issued" or "forward delivery" basis, and may enter into stand-by commitments, which are securities that may be sold back to the seller at the Fund's option.

All of the securities that the Fund purchases, or that underlie its repurchase agreements, are considered to be high quality. These securities are generally rated or issued by an issuer rated within the two highest quality ratings of two or more rating agencies such as: Moody's (Aaa and Aa, M1G1 and M1G2, and P1), S&P (AAA and AA, SP1+ and SP1, A1+ and A1) and Fitch (AAA and AA, F1 and F2). The Fund may purchase a security rated by only one rating agency if it meets the above rating standards. An unrated security may be purchased if the Fund Manager judges it to be of comparable quality to securities described above. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies.

Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities.

As a fundamental policy, under normal circumstances, at least 80% of the Fund's net assets will be invested in tax-exempt securities. Up to 20% of the Fund's net assets may be invested in taxable securities. For defensive purposes, or if unusual circumstances make it advisable, the Fund may purchase U.S. Government securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund's investment in taxable securities may exceed 20% when the Fund Manager deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such strategies may be utilized.

All of the securities purchased are U.S. dollar-denominated. The securities must meet credit standards applied by the Fund Manager, following procedures


                                   PROSPECTUS
established by the Trustees. If a security ceases to be rated, or its rating is reduced below the Fund's standard, it will be sold unless the Trustees determine that disposing of the security would not be in the best interests of the Fund. As a matter of non-fundamental policy, which may be changed without a shareholder vote, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in securities subject to puts from any one issuer.

What are the risks?

The risk to your principal is low, since the Fund seeks to maintain a stable share price of $1.00. While the Fund has maintained a stable share price of $1.00 since it began operating as a tax-free money fund in August 1991, there may be situations under which this goal cannot be achieved. The level of income you receive will be affected by movements up and down in short-term interest rates. By investing generally in highest-quality securities, the Fund may offer less income than a money market fund investing in other high-quality money market securities. See "Other Investment Policies and Risk Factors."

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500 if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP UGMA/UTMA with an initial investment of only $250.

Will I be subject to taxes on this Fund?

All income distributed by the Fund is expected to be exempt from federal income taxes, but income may be subject to state and local income taxes. Each year you will be provided with a breakdown of the Fund's investments by state so that you can determine your state and local income tax liability. Your state or local Department of Revenue or tax advisor can answer questions regarding taxability of distributions. Should there be any income from taxable securities, it would not be exempt from federal income taxes.

When are distributions paid?

Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30 and is usually taxable.

Who at Scudder manages my investment?

Lead Portfolio Manager Frank J. Rachwalski, Jr. assumed responsibility for setting the Fund's investment strategy and overseeing the Fund's day-to-day management in January 1998. Frank joined Zurich Kemper's Fixed Income Department in 1973 as its Money Market Specialist. He has been responsible for the trading and portfolio management of Zurich Kemper's money market fund since its initial offering in 1974. Jerri I. Cohen, Portfolio Manager, joined Zurich Kemper's Investment Accounting Department in 1981. She has been responsible for investing Zurich Kemper's tax-exempt money market funds since she joined the Fixed Income Department in 1992.


                                   PROSPECTUS

                                AARP INCOME FUNDS


                                   PROSPECTUS

AARP HIGH QUALITY SHORT TERM BOND FUND
================================================================================

Fund objective:

To produce a high level of current income but with less risk of loss to the Fund's portfolio than other short-term bond mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund, formerly known as AARP High Quality Bond Fund, pursues this investment objective by investing primarily in high-quality, short-term U.S. Government, corporate and other fixed-income securities. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

The Fund changed its name from AARP High Quality Bond Fund on February 1, 1998.

For whom is the Fund designed?

The AARP High Quality Short Term Bond Fund is suitable for investors who want high current income from a portfolio comprised primarily of high-quality, short-term debt securities. You should be prepared to invest for the intermediate term (at least three years) and be comfortable with some fluctuation in the value of your principal. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund is designed to offer a high level of current income from a portfolio comprised primarily of high-quality short-term debt securities. The Fund should typically provide a higher and more stable level of income than available from the AARP High Quality Money Fund. However, the Fund's share price is expected to fluctuate moderately. Consistent with the Program's conservative orientation, the Fund seeks to offer less share price volatility than other short-term bond funds.

What does the Fund invest in?

Under normal circumstances, the Fund will invest substantially all, and no less than 65%, of its assets in high-quality short-term U.S. Government, corporate and other fixed-income securities. All the Fund's securities will be rated or judged by the Fund Manager to be equivalent to those rated investment-grade or higher by Moody's (Aaa, Aa, A, and Baa), or S&P (AAA, AA, A and BBB), and at least 65% of the Fund's assets must be in securities rated in the two highest rating categories by Moody's or S&P. Securities rated Baa by Moody's or BBB by S&P are neither highly protected nor poorly secured. These securities normally pay higher yields and are regarded as having adequate capacity to repay principal and pay interest, but involve potentially greater price variability than higher-quality securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

The Fund does not purchase securities rated below investment-grade, commonly known as "junk" bonds.

Subject to the Fund's duration policy, the Fund may invest in any investment eligible for the AARP GNMA and U.S. Treasury Fund. It may also purchase corporate notes and bonds, including convertible issues, and obligations of


                                   PROSPECTUS
federal agencies that are not backed by the full faith and credit of the U.S. Government. Additionally, the Fund may purchase obligations of international agencies, U.S. dollar-denominated foreign debt securities, trust preferred securities, mortgage-backed and other asset-backed securities, and money market instruments such as commercial paper, bankers' acceptances, privately placed obligations, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the Fund's total assets will be represented by a given foreign currency. The Fund may also purchase when-issued securities and invest in repurchase agreements.

The types of securities held by the Fund will vary with current market conditions. The weighted average effective duration of the Fund's portfolio, however, may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated durations greater than three years. The non-governmental investments of the Fund will be spread among a variety of companies and will not be concentrated in any one industry. See "Other Investment Policies" section.

What are the risks?

The Fund is not a fixed price money market fund, so the value of its shares will fluctuate up and down with changes in interest rates and other market conditions. By focusing on shorter-term debt securities, the Fund will normally have less share price volatility than the AARP GNMA and U.S. Treasury Fund and the AARP Bond Fund for Income, but also will offer less monthly income and less long-term return potential than these two other AARP Bond Funds.

How does the Fund seek to manage risk?

The Fund actively seeks to reduce the risk of loss to its portfolio by emphasizing high-quality investments, diversifying widely among bond issuers and market sectors, and limiting average portfolio duration through active portfolio management. The extent to which the portfolio management team is controlling for "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

Stephen A. Wohler, Lead Portfolio Manager, is responsible for implementing the Fund's portfolio strategy and timing issue selection. He has been involved with the Fund since 1979, where he has managed a variety of institutional bond portfolios including pension, foundation, insurance and mutual fund assets.


                                   PROSPECTUS

Robert Cessine, Portfolio Manager, joined Zurich Kemper in January 1993, and is responsible for the Fund's investment strategy; including duration management, asset allocation, security selection and trading, as well as fund compliance and marketing.

AARP GNMA AND U.S. TREASURY FUND
================================================================================

Fund objective:

To produce a high level of current income but with less risk of loss to the Fund's portfolio than other GNMA mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues current income by investing primarily in high-quality Government National Mortgage Association (GNMA) securities and U.S. Treasury bills, notes and bonds issued or backed by the full faith and credit of the U.S. Government. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP GNMA and U.S. Treasury Fund is suitable for conservative investors who want high current income from a portfolio comprised primarily of GNMA and U.S. Treasury Securities. You should be prepared to invest for the longer term (three years or more) and be comfortable with fluctuation in the value of your principal. The Fund is also available for the AARP IRA or the other retirement plans.

What does the Fund offer to investors?

The Fund is designed to offer current income from a portfolio of high-quality securities. The level of income should generally be higher than that available from fixed-price money market mutual funds, government-insured bank accounts and fixed-rate, government-insured CDs. By including short-term U.S. Treasury securities in its portfolio, the Fund seeks to offer less risk of loss to its portfolio than other GNMA mutual funds, although its yield may be lower.

What does the Fund invest in?

The Fund invests principally in U.S. Treasury bills, notes, bonds, and dollar rolls and other securities issued or backed by the full faith and credit of the U.S. Government. These include Government National Mortgage Association (GNMA) securities. GNMA securities represent part ownership of a pool of U.S. Government-guaranteed mortgage loans each of which is insured by the Federal Housing Administration or guaranteed by the Veterans Administration. Each pool of mortgages is also guaranteed by GNMA as to the timely payment of principal and interest (regardless of whether the mortgagors actually make their payments). This guarantee by GNMA represents the full faith and credit of the U.S. Government. However, this guarantee is not related to the Fund's yield or the value of shareholders' investments, which will fluctuate daily.

The maturities and types of securities held by the Fund may vary with current market conditions. At any time, the Fund may invest a substantial portion of its


                                   PROSPECTUS
assets in securities of a particular maturity. With GNMA securities, principal is paid back to the Fund over the life of the bond, rather than at maturity. The Fund will receive monthly scheduled payments of principal and interest and may receive unscheduled principal payments resulting from prepayments of the underlying mortgages. The Fund may realize a gain or loss upon receiving principal payments. The Fund typically reinvests all payments and prepayments of principal in additional GNMA securities or other U.S. Government-guaranteed securities. The Fund may also purchase "when-issued" securities and invest in repurchase agreements.

What are the risks?

The Fund is not a fixed price money market fund, so the value of its shares will fluctuate up and down with changes in interest rates and other market conditions. The level of income you receive will also be affected by movements up or down in interest rates. Like bonds, the value of mortgage-backed securities decreases when interest rates rise. However, when interest rates fall, their value may not rise as much as does the value of bonds because of the anticipation of prepayment of the underlying mortgages. This prepayment may expose the Fund to a lower rate of return upon reinvestment. Thus, the prepayment rate may also tend to limit any increase in net asset value. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?

The Fund actively seeks to reduce the risk of loss to its portfolio by investing in a combination of short-, intermediate-, and long-term securities. The Fund may also, on occasion, use portfolio management techniques to seek to reduce risk. These techniques, which are subject to applicable regulatory guidelines, may include limited transactions in financial futures contracts and related option transactions which are unrated (see "Other Investment Policies and Risk Factors"). The Fund may write (sell) covered call options to enhance investment returns. These techniques will be entered into to reduce risk, but such techniques involve risks themselves and could reduce current income. The extent to which the portfolio management team is controlling for "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $500. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

Richard L. Vandenberg, Lead Portfolio Manager, is responsible for overall fund strategy including duration and convexity management and sector allocation. He has 25 years experience in all aspects of fixed income investing, including various derivatives. Portfolio Manager Scott E. Dolan, who joined Scudder in 1989 as a Compliance Analyst and the Fund in _______. He is responsible for
_______.


                                   PROSPECTUS

AARP INSURED TAX FREE GENERAL BOND FUND
================================================================================

Fund objective:

To produce a high level of current income free from federal income taxes but with less risk of loss to its portfolio than other insured tax-free bond mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues high level of current income by investing primarily in high-quality, federally tax-exempt municipal securities that are insured to protect against default by the municipality. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP Insured Tax Free General Bond Fund is suitable for investors in higher tax brackets who want high income free from federal income taxes. You should invest for the longer term (at least three years or more) and be comfortable with fluctuation in the value of your principal. The Fund is not available for the AARP IRA or the other retirement plans.

What does the Fund offer to investors?

The Fund is designed to offer high income free from federal tax. Depending on an investor's tax bracket, the after-tax income from the Fund may be higher than that from a taxable investment of comparable quality and risk. The Fund will typically pay higher income than the AARP High Quality Tax Free Money Fund, although yield and principal value will fluctuate up and down with market conditions. By including short- and medium-term bonds in its portfolio, the Fund seeks to reduce the risk of loss to its portfolio compared to other long-term municipal bond funds, although its yield may be lower.

The Fund is one of a distinct group of tax-free mutual funds with insurance on the majority of its investments. Insurance on its securities protects the Fund against loss from default by the municipal issuer. However, it does not protect the investor from fluctuation in yield or share price.

What does the Fund invest in?

The Fund invests primarily in a mix of short-, intermediate-, and long-term municipal securities that are insured against default by private insurers. The municipal securities purchased by the Fund will be only high-grade securities or repurchase agreements on such securities. These may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia to raise money for public purposes. Interest from these securities is, in the opinion of the issuer's bond counsel, exempt from federal income taxes. The Fund has no current intention of investing in securities whose income is subject to federal income tax, including the individual alternative minimum tax (AMT). However, under unusual circumstances, the Fund may invest in taxable securities for defensive purposes or to benefit from disparities in the financial markets.

Municipal securities may include municipal notes, municipal bonds, municipal lease obligations, participation interests in bank holdings of municipal securities, securities with variable or floating interest rates, demand obligations, and tax-exempt commercial paper. The Fund may purchase securities on a


                                   PROSPECTUS

"when-issued" or "forward delivery" basis, and may enter into stand-by commitments in which securities may be sold back to the seller at the Fund's option. Also, the Fund may use approved portfolio techniques, if appropriate, such as limited use of financial futures contracts and related options transactions. See "Other Investment Policies and Risk Factors."

What portion of the securities is insured?

At least 65% of the Fund's assets are fully insured by private insurers as to payment of face value and interest to the Fund, when due. If uninsured securities or securities not directly or indirectly backed or guaranteed by the U.S. Government are purchased and expected to be held for 60 days or more, insurance will be obtained within 30 days to ensure that 65% of the Fund's assets are insured by the issuer or arranged for by the Fund. If at least 65% of its assets are not insured securities, the Fund will obtain insurance for a portion of its U.S. Government guaranteed or backed securities so that the 65% standard is achieved.

What are the risks?

The Fund is not a fixed price money market fund, so the value of its shares will move up and down as interest rates and other market conditions change. The level of income you receive will be affected by movements up and down in interest rates. Income from the high-quality securities that the Fund purchases may be lower than the income from lower-quality securities. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?

The Fund actively seeks to reduce the risk of loss to its portfolio by investing in securities of varying maturities. The Fund may also use approved portfolio management techniques.

Insurance on the securities held by the Fund protects the Fund in case of default by the municipal issuer. It does not protect an investor from fluctuation in the Fund's yield or value per share, which change daily. Insurance also involves a cost to the Fund which will reduce yield. Historically, the yields on insured securities have been attractive in comparison to the yields on uninsured securities of comparable quality. There can be no assurance, however, that this relationship will continue. Moreover, to the extent the Fund must purchase insurance on U.S. Government securities, this will involve a cost to the Fund while not increasing the quality rating since U.S. Government-guaranteed or backed securities are already high quality. Although the financial condition of each insurer of its securities is periodically reviewed by the Fund, there can be no guarantee that insurers can honor their obligations under all circumstances. See "Other Investment Policies and Risk Factors."

The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500 if you establish an Automatic Investment Plan involving a monthly


                                   PROSPECTUS
investment of at least $100 until your account reaches $2,000. You can open an AARP UGMA/UTMA with an initial investment of only $250.

Will I be subject to taxes on this Fund?

All income distributed by the Fund is expected to be exempt from federal income taxes, but income may be subject to state and local income taxes. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities. As a fundamental policy, under normal circumstances, at least 80% of the Fund's net assets will be invested in federally tax-exempt securities. Up to 20% of the Fund's net assets may be invested in federally taxable securities. For defensive purposes, or if unusual circumstances make it advisable, the Fund may purchase U.S. Government securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund's investment in federally taxable securities may exceed 20%. Each year you will be provided with a breakdown of the Fund's investments by state so that you can determine your state and local income tax liability. Your state or local Department of Revenue or tax advisor can answer questions regarding the taxability of distributions.

In the event there is income from taxable securities, it would not be exempt from federal income taxes. In addition, any capital gains earned by the Fund are usually taxable.

When are distributions paid?

Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30 and is usually taxable.

Who at Scudder manages my investment?

Lead Portfolio Manager Philip G. Condon, who is responsible for investment strategy and overseeing the Fund's day-to-day management, joined the Adviser in 1983 and has more than 19 years of investment experience. Mr. Condon's responsibilities include management of the firm's municipal credit and market research and municipal research personnel. Portfolio Manager M. Ashton Patton joined the Adviser in 1986; her responsibilities include managing and trading for the tax-free funds.

AARP BOND FUND FOR INCOME
================================================================================

Fund objective:

To produce a high level of current income but with less risk of loss to its portfolio than other long-term bond mutual funds, measured by the frequency and amount the total return fluctuates downward. The Fund pursues current income by investing primarily in short-, medium- and long-term investment-grade debt securities. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP Bond Fund for Income is suitable for investors who want high current income, but are willing to accept interest rate, credit, and other risks associated


                                   PROSPECTUS
with a portfolio of investment-grade and, to a lesser extent, below investment-grade bonds (up to 35% of total assets). You should be prepared to invest for the longer term (at least three years or more) and be comfortable with fluctuation in the value of your principal. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund is designed to offer investors a convenient way to enjoy high monthly income through a professionally managed, diversified portfolio of largely investment-grade bonds. The Fund should offer higher income than any other AARP Income Fund, although its share price volatility will normally be higher. The Fund also can help add balance to a portfolio holding stocks or stock mutual funds.

By including short- and medium-term bonds in its portfolio, the Fund seeks to reduce the size and frequency of loss to its portfolio compared to other long-term bond mutual funds, although its yield may be lower.

What does the Fund invest in?

In pursuit of its investment objectives, under normal market conditions, the Fund invests at least 65% of its assets in investment-grade debt securities. Investment-grade securities are securities that are rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by S&P, or, if unrated, are of equivalent quality as determined by the Fund Manager. In addition, the Fund may invest up to 35% of its assets in securities rated Ba or B by Moody's or BB or B by S&P. No more than 10% of the Fund's assets may be invested in securities rated B by Moody's or S&P. These two grades of securities are considered to be below investment grade. Below investment-grade securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and, at times, can have more price volatility than higher rated securities. See "Other Investment Policies and Risk Factors."

The Fund may invest in U.S. Treasury and Agency securities, corporate bonds and notes, dollar rolls, trust preferred securities, mortgage-backed and other asset-backed securities, dollar-denominated debt of international agencies or investment-grade foreign institutions, and money market instruments such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the Fund's total assets will be represented by a given foreign currency. The Fund may also invest in "when-issued" securities and repurchase agreements.

For temporary defensive purposes, the Fund may invest without limit in money market and short-term instruments or invest all or a substantial portion of its assets in high-quality domestic debt securities when the Fund Manager deems such a position advisable in light of economic or market conditions.

What are the risks?

While the Fund is designed to provide monthly income, it is not a fixed price money market fund. The value of its shares and the level of income provided will fluctuate up and down with changes in interest rates and other market


                                   PROSPECTUS
conditions. Due to the greater overall interest rate and credit risk of the securities in which it invests, the Fund should offer higher income but have a more variable share price over time than the AARP GNMA and U.S. Treasury Fund or the AARP High Quality Short Term Bond Fund. See "Other Investment Policies and Risk Factors."

The Fund can invest a limited portion of its assets in below investment-grade securities, sometimes referred to as "junk" bonds. Investing in high yielding, lower-quality bonds involves various types of risks, including the risk that issuers of bonds held in the portfolio will not make timely payment of either interest or principal, or may default entirely. This risk of default can increase with changes in the financial condition of a company or with changes in the U.S. economy, such as a recession. Compared to investing in higher quality issues, investors may be rewarded for the additional risk of high yield bonds through higher interest payments and the opportunity for greater capital appreciation.

How does the Fund seek to manage risk?

The Fund actively seeks to reduce the risk of loss to its portfolio through active portfolio management and diversification. The Fund Manager will invest in a broad number of securities with varying maturities, quality and industry representation. Also, the Fund may use approved portfolio management techniques, if appropriate, such as limited transactions in financial futures contracts and related option transactions which are unrated (see "Other Investment Policies and Risk Factors"). The Fund may write (sell) covered call options to enhance investment returns. These techniques will be entered into to reduce risk, but such techniques involve risks themselves and may reduce current income. The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by the frequency and amount by which the total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500 if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

Stephen A. Wohler, Lead Portfolio Manager, is responsible for implementing the Fund's portfolio strategy and timing issue selection. He has been involved with the Fund since 1979, where he has managed a variety of institutional bond portfolios including pension, foundation, insurance and mutual fund assets. Kelly D. Babson, Portfolio Manager, joined the Adviser in 1994 as a portfolio manager and has 16 years of experience in the fixed income field including 13 years of high-yield management. Robert Cessine, Portfolio Manager, joined Zurich Kemper in January 1993, and is responsible for the Fund's investment


                                   PROSPECTUS
strategy; including duration management, asset allocation, security selection and trading, as well as fund compliance and marketing.


                                   PROSPECTUS

                          AARP GROWTH AND INCOME FUNDS


                                   PROSPECTUS

AARP BALANCED STOCK AND BOND FUND
================================================================================

Fund objective:

To provide long-term capital growth and income but with less risk of loss to its portfolio than other balanced mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues capital growth and income by investing primarily in a diversified mix of stocks with above-average dividend yields, high-quality bonds, and cash reserves. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP Balanced Stock and Bond Fund is suitable for investors who are seeking long-term growth of their assets, but want less risk than an investment solely in stocks. You should be prepared to invest for the longer term (at least three to five years or more) and be comfortable with the value of your principal fluctuating up and down. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund offers the opportunity for long-term growth of principal through a single investment combining stocks, bonds, and cash reserves. Growth will come from possible appreciation in the value of common stocks and other equity investments. Bonds and other fixed-income investments provide current income and may help reduce risk of loss to the Fund's portfolio. Through a broadly diversified portfolio consisting primarily of stocks with above average dividend yields and investment-grade bonds, the Fund seeks to offer less risk of loss to its portfolio than that of other balanced mutual funds. The Fund should typically have less risk and a lower return than that of the other AARP Growth Funds.

The Fund does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed-income investments are expected to occur in generally small increments. On occasion, the Fund will adjust its investment mix. The Fund Manager will do so after analyzing factors such as the level and direction of interest rates, capital flows, inflationary expectations, and the financial climate worldwide.

What does the Fund invest in?

The Fund seeks to manage risk of loss to its portfolio by investing in a broadly diversified mix of equity securities, bonds, and cash reserves. The Fund may invest up to 70% of its assets in equity securities (stocks). At least 30% of the Fund will be in investment-grade fixed-income securities and cash reserves. For temporary defensive purposes, the Fund may invest without limit in money market and short-term instruments when the Fund Manager deems such a position advisable in light of economic or market conditions. These instruments include commercial paper, bankers' acceptances, certificates of deposit issued by domestic and foreign branches of U.S. banks, and repurchase agreements.

Equity securities consist of common stocks, securities convertible into common stocks, and preferred stocks. A research-oriented approach to investing is used


                                   PROSPECTUS
by the Fund, taking advantage of Scudder's large research department. The Fund emphasizes securities of companies that offer the opportunity for capital growth and growth of earnings while providing dividends. The Fund will generally invest in companies domiciled in the U.S., but may invest in foreign securities without limit.

All of the Fund's debt securities will be investment-grade, i.e., rated at the time of purchase, Baa or higher by Moody's or BBB or higher by S&P, or deemed of comparable quality by the Fund's Manager. At least 75% of these will be securities rated within the three highest quality ratings of Moody's (Aaa, Aa and A) or S&P (AAA, AA, and A) or those the Fund Manager judges are of equivalent quality (high-grade). Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities and are regarded as having adequate capacity to repay principal and pay interest. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. If the rating agencies downgrade a security, the Fund Manager will determine whether to keep it or eliminate it based on the best interests of the Fund. The Fund does not purchase securities rated below investment-grade, commonly known as "junk" bonds.

The Fund can invest in a broad range of corporate bonds and notes, convertible bonds, preferred and convertible preferred securities and trust preferred securities. The Fund may also invest in U.S. Government securities, obligations of federal agencies, and instruments not backed by the full faith and credit of the U.S. Government. The latter include obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Fund may invest in obligations of international agencies, U.S. and non-U.S. dollar denominated foreign debt securities, mortgage-backed and other asset-backed securities, municipal obligations, zero-coupon securities, and restricted securities issued in private placements.

The Fund may make limited use of financial futures contracts and related options and may also invest in forward foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment returns and may purchase and sell options on stock indices for hedging purposes. It may also invest in securities on a "when-issued" or forward delivery basis.

What are the risks?

The risk to principal is consistent with an investment primarily in stocks and bonds. The value of shares will fluctuate up and down with changes in interest rates and other market conditions. Investors should focus on the longer term and be comfortable with fluctuation in the value of their principal.

The level of income will be affected by movements up and down in interest rates and by dividends paid on the stocks held by the Fund. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?

The Fund actively seeks to reduce the risk of loss to its portfolio through active portfolio management and diversification of both its equity and bond components. The Fund seeks to manage risk in the equity portion of the portfolio by investing in a diverse selection of relatively high dividend-paying stocks.


                                   PROSPECTUS

Stocks with above-market yields tend to sell at attractive market valuations, and the higher dividends offered by these stocks often provide a "cushion" to returns in periods of increased market volatility. In order to manage the risk associated with investing in bonds, the Fund invests in a broad array of debt securities with varying maturities, quality and industry representation. The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $500. You can open an AARP IRA or AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends from the Fund's net ordinary income are distributed quarterly in March, June, September and December. Any net realized capital gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

Lead Portfolio Manager Robert T. Hoffman is responsible for managing the stock portion of the Fund. Mr. Hoffman, who joined Scudder in 1990, has 12 years of experience in the investment industry as a _________. Stephen A. Wohler, Portfolio Manager, is responsible for the bond portion of the Fund. Mr. Wohler joined Scudder in 1979. Messrs. Wohler and Hoffman have been Portfolio Managers for the Fund since it commenced operations on February 1, 1994. Lori J. Ensinger, Portfolio Manager, has worked as a portfolio manager since 1983 and joined Scudder in 1993. Mr. Ensinger is responsible for stock selection and equity strategy.

AARP GROWTH AND INCOME FUND
================================================================================

Fund objective:

To provide long-term capital growth and income but with less risk of loss to its portfolio than other growth and income mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues long-term capital growth and income by investing primarily in common stocks with above-average dividend yields and fixed-income securities convertible into common stocks. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP Growth and Income Fund is suitable for investors who are seeking long-term growth of their assets to keep ahead of inflation. Investors should invest for the longer term (at least five years or more) and be comfortable with fluctuation of their principal, which is associated with investing in stocks. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund offers the opportunity for long-term growth of principal with some income. This growth will come from possible appreciation in the value of shares,


                                   PROSPECTUS
as well as quarterly dividend distributions if they are reinvested in additional shares of the Fund. Dividends can also produce current income for investors. Through a broadly diversified portfolio consisting primarily of stocks with above average dividend yields, the Fund seeks to offer less risk of loss to its portfolio than other growth and income funds. The Fund should offer a greater opportunity for share price appreciation, with greater share price fluctuation than the AARP Balanced Stock and Bond Fund.

What does the Fund invest in?

The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund may also invest in preferred stocks and financial futures contracts. The Fund emphasizes securities of companies that offer the opportunity for capital growth and growth of earnings while providing dividends. A research-oriented approach to investing is used by the Fund, taking advantage of the Fund Manager's large research department.

The Fund will invest in a variety of industries and companies. Generally, the Fund will invest in companies domiciled in the U.S., but it may invest in foreign securities without limit. Also, the Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors."

The Fund's policy is to remain substantially invested in stocks and securities convertible into stocks. However, for temporary defensive purposes, the Fund may invest without limit in high-quality money market securities when the Fund Manager deems such a position advisable in light of economic or market conditions. These securities include U.S. Treasury bills, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and repurchase agreements.

What are the risks?

The risk to principal is consistent with an investment in stocks. The stock market doesn't go up every year, and can rise and fall--sometimes quite dramatically--over a short period of time. Investors should focus on the longer term (at least five years or more) and be comfortable with fluctuation in the value of their principal. See "Other Investment Policies and Risk Factors."

The level of income you receive will be affected by dividends paid on the securities held by the Fund.

How does the Fund seek to manage risk?

The Fund actively seeks to reduce the risk of loss to its portfolio by investing in a diverse selection of relatively high dividend-paying stocks. Stocks with above-average dividend yields tend to trade at attractive market valuations (e.g., price-to-earnings and price-to-book ratios), which can help lessen "downside risk" to the Fund's portfolio. In addition, the higher dividends offered by these stocks may provide a "cushion" when the stock market is volatile. The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.


                                   PROSPECTUS

What is the minimum initial investment?

The minimum initial investment is $500. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends from the Fund's net ordinary income are distributed quarterly in March, June, September and December. Any net realized capital gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting investment strategy and overseeing the Fund's day-to-day management since 1991. Mr. Hoffman, who joined Scudder in 1990, has 12 years of experience in the investment industry. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has more than 16 years of investment experience, joined the Fund Manager and the Fund in 1986. Kathleen T. Millard, Portfolio Manager, focuses on stock investing strategy and stock selection. Ms. Millard has worked in the investment industry since 1983 as a portfolio manager of value portfolios and at Scudder since 1991. Lori Ensinger, Portfolio Manager, joined the Fund in 1996 and focuses on stock selection and investment strategy. Ms. Ensinger has worked in the investment industry since 1983 as a portfolio manager focusing on mid-large cap stocks and at Scudder since 1993.

AARP U.S. STOCK INDEX FUND
================================================================================

Fund objective:

To provide long-term capital growth and income but with less risk of loss to its portfolio than an S&P 500 Index mutual fund, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by emphasizing common stocks with above-average dividend yields, while maintaining investment characteristics otherwise similar to the S&P 500 Index. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP U.S. Stock Index Fund is suitable for investors seeking a "passive" investment approach to stock market investing. The Fund may be appropriate for more conservative investors who are seeking higher dividend income and somewhat lower average volatility than an S&P 500 Index fund. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal fluctuating up and down with changing U.S. stock market conditions. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund offers the potential for long-term growth of principal and current income. Through a broadly-diversified portfolio consisting of common stocks of


                                   PROSPECTUS

S&P 500 companies, the Fund's performance is expected to track the overall performance of the U.S. stock market, as characterized by the S&P 500 Composite Stock Price Index. The Fund, however, is designed to have less risk of loss to its portfolio due to its focus on companies in the S&P 500 Index that pay higher dividends.

What does the Fund invest in?

The Fund attempts to remain fully invested in common stocks of S&P 500 companies. Under normal circumstances, the Fund will invest at least 95% of its assets in common stocks and futures contracts and options, primarily on the S&P 500 Index. The Fund, using a proprietary computer model, selects common stocks of S&P 500 companies that are expected to, on average, pay higher dividends than S&P 500 companies in the aggregate. In managing the Fund this way, the Fund Manager expects performance will be somewhat less volatile than that of the S&P 500 over time, and the total return will generally track the S&P 500 within 1%, before expenses, on an annualized basis. (A tracking error of 0% would indicate returns identical to the Index.) After the Fund's start-up phase, the portfolio will typically consist of common stocks of between 400 and 470 of the S&P 500 companies. The Fund expects to come close to the capitalization weights of the S&P 500. Nonetheless, to enhance the yield and liquidity characteristics of the Fund and reduce transaction costs, the Fund will not exactly replicate the portfolio weights of the S&P 500 and will not hold all 500 stocks within that Index. The investment approach is "passive" in that after the dividend screening described above, there is no additional financial analysis regarding the securities held in the Fund.

Under normal circumstances, the Fund may invest up to 5% of its assets in certain short-term fixed income securities including high-quality money market securities such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks and bankers' acceptances, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. See "Other Investment Policies and Risk Factors." Like most index funds, the Fund will not invest in cash reserves, futures contracts or options as part of a temporary defensive strategy, such as lowering the Fund's investment in common stocks to protect against potential stock market declines. Thus, the Fund will not take specific steps to minimize losses that reflect a decline in the S&P
500. In the event that the Fund does not track the Index, before expenses, within an annualized 1% total return of the S&P 500 for an extended period, the Fund Manager will consider alternative approaches.

The Fund is neither sponsored by nor affiliated with Standard & Poor's.


                                   PROSPECTUS

What are the risks?

The risk to principal is consistent with the Fund's investment approach, which should result in a performance pattern similar to the U.S. stock market as measured by the S&P 500 Index. The stock market doesn't go up every year, and can rise and fall--sometimes quite dramatically over a short period of time. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Investors should focus on the longer term (at least five years or more) and be comfortable with fluctuation in the value of their principal. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?

The Fund is designed to track the overall U.S. stock market as characterized by the S&P 500 Index, and therefore will be subject to market risk. However, to a certain extent the Fund will attempt to manage this risk and provide somewhat higher dividend income. The Fund's Subadviser uses a proprietary computer model to select 400 or more stocks in the S&P 500 Index that are expected to, on average, pay higher dividends than S&P 500 companies overall. This investment approach may result in performance that is somewhat less volatile than that of the S&P 500 Index over time. The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500 if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends from the Fund's net ordinary income are distributed quarterly in March, June, September and December. Any net realized capital gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

Lead Portfolio Manager Philip S. Fortuna joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. James M. Eysenbach, Portfolio Manager, joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than eleven years of investment research and management experience.

The Fund Manager has retained Bankers Trust Company as Subadviser to the Fund. The Subadviser will handle day-to-day investment and trading functions. The Portfolio Managers will be in regular contact with the Subadviser to monitor returns and relative risk.

Bankers Trust has a long and successful history of equity index management dating back to 1977, and is currently one of the largest managers of passive investments in the U.S.


                                   PROSPECTUS

                                AARP GROWTH FUNDS


                                   PROSPECTUS

AARP CAPITAL GROWTH FUND
================================================================================

Fund objective:

To provide long-term capital growth but with less risk of loss to its portfolio than other growth funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in a diversified mix of common stocks and fixed-income securities convertible into common stocks of established medium- and large-sized companies. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP Capital Growth Fund is suitable for investors seeking high long-term growth of their principal. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal fluctuating up and down. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund offers the opportunity for long-term growth of principal. This growth will come primarily from possible appreciation in the value of shares. The Fund is not expected to provide regular income.

In pursuing long-term growth, the Fund will typically have more share price fluctuation than the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund and AARP Global Growth Fund, but less share price fluctuation than AARP International Growth and Income Fund and AARP Small Company Stock Fund.

By diversifying among securities of high quality, medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to have less risk of loss to its portfolio than other growth funds.

What does the Fund invest in?

The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund may also invest in preferred stocks and financial futures contracts. The Fund's policy is to remain substantially invested in these securities.

In seeking capital growth, the Fund will invest in stocks which will offer above-average potential for long-term growth of market value as represented by the Standard & Poor's 500 Composite Stock Price Index. A research-oriented approach to investing is used by the Fund, taking advantage of Scudder's large research department. The Fund will invest in a variety of industries and companies. Generally, the Fund will invest in companies domiciled in the U.S., but it may invest in foreign securities without limit. Also, the Fund may write
(sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors."

For temporary defensive purposes, the Fund may invest without limit in high-quality money market securities, including U.S. Treasury bills, repurchase


                                   PROSPECTUS
agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. Government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

What are the risks?

The risk to principal is consistent with the Fund's objective of seeking long-term growth. The Fund generally has greater share price fluctuation and potential for return than the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, and AARP Global Growth Fund. The stock market doesn't go up every year, and can rise and fall--sometimes quite dramatically--over a short period of time. Some of the securities selected may have above-average stock market risk. Investors should focus on the longer term (at least five years or more) and be comfortable with fluctuation to the value of their principal. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?

While the Fund involves above-average stock market risk, it does attempt to manage the risk of loss to its portfolio by focusing on high-quality medium-to-large sized companies with reasonable stock market valuations. The Fund Manager invests in established companies with promising characteristics: a history of consistent earnings growth, competitive strength and the potential for continued growth. The Fund is broadly diversified among industries and companies. The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500 if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Any dividends typically will be distributed in December. Any net realized capital gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

Lead Portfolio Manager William F. Gadsden has set the Fund's overall investment strategy since 1994 and has been part of the Fund's day-to-day management since 1989. He has 16 years of investment industry experience and joined Scudder in 1983. Bruce F. Beaty, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. He has 17 years of investment industry experience and joined Scudder in 1991 as a Portfolio Manager.


                                   PROSPECTUS

AARP SMALL COMPANY STOCK FUND
================================================================================

Fund objective:

To provide long-term capital growth but with less risk of loss to its portfolio than other small company stock mutual funds, measured by the frequency and magnitude with which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in a broadly diversified portfolio of common stocks of small U.S. companies. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP Small Company Stock Fund is suitable for investors seeking high long-term growth of their principal. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal fluctuating up and down. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

AARP Small Company Stock Fund combines the long-term capital appreciation potential of small company stocks with the conservative nature of a value-oriented, growth and income approach to investing. The Fund focuses primarily on U.S. small capitalization stocks and seeks to maintain a higher average dividend yield than the small capitalization stock segment of the market as a whole. These securities may be out of favor or not closely followed by investors, yet, in the opinion of the Fund Manager, may reward investors with substantial returns over time. U.S. small capitalization stocks have outperformed large capitalization stocks over time, although with greater volatility in returns. Since the Fund involves both above-average performance opportunity and risk, it is suitable for those individuals who are investing for a long-term goal, such as accumulating assets for retirement. The Fund should be considered as part of a diversified portfolio, since it is not, by itself, a complete investment program. Nonetheless, it can help round out an investment portfolio already holding other types of stock and fixed-income investments.

The Fund offers low-cost, convenient access to a part of the U.S. stock market in which investors might otherwise find it difficult to participate. On their own, individual investors might find it a challenge to obtain and analyze complete, up-to-date financial information on numerous small companies, and buy and sell securities at favorable prices. The Fund's management team assumes these responsibilities for investors.

What does the Fund invest in?

In pursuing its objective of long-term capital growth, the Fund normally remains substantially invested in the common stocks of small U.S. companies. Using a quantitative investment approach developed by the Fund Manager, the Fund focuses on equity securities of companies with market capitalizations generally below $1 billion that, as a group, have a dividend yield higher than the average of those in the Russell 2000 Index(R) and that the Fund Manager believes are undervalued relative to the stocks in the Russell 2000 Index(R). The Russell 2000 Index(R) is a widely used measure of small stock performance. The Fund


                                   PROSPECTUS
will sell securities of companies that have grown in market capitalization above this level as necessary to keep the Fund focused on smaller companies.

The Fund takes a diversified approach to investing in small capitalization stocks, typically holding more than one hundred small companies, representing a variety of U.S. industries.

While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or non-convertible), rights and warrants. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and may make use of financial futures contracts and related options. The Fund may purchase and sell options or futures on stock indices for hedging purposes or as a temporary investment to accommodate cash flows. See "Other Investment Policies and Risk Factors."

For temporary defensive purposes, the Fund may invest without limit in high-quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

What are the risks?

The risk to principal is consistent with the Fund's objective of seeking long-term capital growth through investing in small company stocks. Investors should focus on the longer term (at least five years or more) and be comfortable with fluctuation in the value of their principal which may be considerable at times. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?

While the Fund involves above-average stock market risk, the Fund is actively managed to reduce the risk of loss to its portfolio relative to other small company stock funds. It does this by using a highly systematic value-oriented investment style that focuses on small capitalization issues which, grouped together, normally provide higher-than-average dividend income. These stocks typically have lower risk. Risk is further managed by diversifying among a large number of stocks, and by using specialized portfolio management techniques to monitor the Fund's risk exposure. The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500 if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.


                                   PROSPECTUS

When are distributions paid?

Any dividends typically will be distributed in December. Any net realized gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

James M. Eysenbach, Co-lead Portfolio Manager, has responsibility for setting the Fund's investment strategy and for overseeing the Fund's day-to-day management. Mr. Eysenbach joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than eleven years of investment research and management experience. Philip S. Fortuna, Co-lead Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. Calvin S. Young, Portfolio Manager, joined Scudder in 1990 as a quantitative analyst, and has nine years of industry experience. Mr. Young is responsible for small company and security research as well as portfolio management.


                                   PROSPECTUS

                            AARP INTERNATIONAL FUNDS


                                   PROSPECTUS

AARP GLOBAL GROWTH FUND
================================================================================

Fund objective:

To provide long-term capital growth but with less risk of loss to its portfolio than other global growth mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in common stocks of established corporations in a wide variety of developed countries, including the U.S. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

For whom is the Fund designed?

The AARP Global Growth Fund is suitable for investors who want to add both U.S. and foreign equity opportunities to their portfolio through a single investment. The Fund is designed for investors seeking long-term growth of their principal. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal fluctuating up and down. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund offers the opportunity for long-term growth of principal from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. It also offers the opportunity for investors to further diversify their portfolios which could help to lower their overall risk.

Global investing takes advantage of the investment opportunities created by the growing integration of economies around the world. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products and raise capital. The Fund affords investors access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

Because the Fund's portfolio invests globally, it provides the potential to augment returns available from the U.S. stock market. In addition, since U.S. and foreign markets do not always move in step with each other, a global portfolio provides more diversification than one invested solely in U.S. securities.

Investing directly in foreign securities is usually impractical for most investors because it presents complications and extra costs. Investors often find it difficult to arrange purchases and sales, to obtain current information, to hold securities in safekeeping and to convert the value of their investments from foreign currencies into dollars. The Fund manages these problems for the investor. With a single investment, the investor has a diversified worldwide investment portfolio which is managed actively by experienced professionals. Scudder has had many years of experience investing globally and dealing with trading, custody and currency transactions around the world. Scudder has the benefit of information it receives from worldwide research and believes the Fund affords investors an efficient and cost-effective method of investing worldwide.


                                   PROSPECTUS

Through a broadly diversified portfolio consisting primarily of stocks of established companies which are incorporated in the U.S. or in foreign countries, and applying a strategy of relatively low portfolio turnover, the Fund seeks to offer less risk of loss to its portfolio than other global growth funds. However, in pursuing long-term growth, the Fund typically will have more share price fluctuation than other AARP Mutual Funds, except the AARP Capital Growth Fund, the AARP International Growth and Income Fund and the AARP Small Company Stock Fund. See "What are the risks?" below. Growth will come primarily from possible appreciation in the value of shares. The Fund is not expected to provide regular income.

What does the Fund invest in?

The Fund will invest in securities of companies that the Fund Manager believes will benefit from global economic trends, promising technologies or products, and changing geopolitical, currency or economic relationships. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries. Typically it is expected that the Fund will invest in a wide variety of regions and countries, including both foreign and U.S. issues. However, the Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues. For temporary defensive purposes, the Fund may invest without limit in high-quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances and other debt securities, such as U.S. Government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stocks. Fixed-income securities of governments, government agencies, supranational agencies and companies may also be used when the Fund Manager believes the potential for appreciation for these investments will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be exclusively investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or those of equivalent quality as determined by Scudder. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

The Fund may invest in zero coupon securities and closed-end investment companies holding foreign securities. The Fund may make limited use of financial futures contracts and related options and may also invest in forward foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors."


                                   PROSPECTUS
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

What are the risks?

The risk to principal is consistent with the Fund's objective of seeking long-term growth through global investing. Global investing involves economic and political considerations not typically found in investments restricted solely to U.S. markets.

Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs and different accounting standards. They may also entail certain risks, such as possible imposition of dividend or interest withholding or confiscatory taxes, possible currency blockages or transfer restrictions, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Foreign securities may be less liquid and more volatile than comparable domestic securities, and there is generally less government regulation of stock exchanges, brokers, listed companies and banks than in the U.S. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

The Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of the different markets in which it is invested and the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Investors should focus on the longer term (at least five years or more) and be comfortable with fluctuation in the value of their principal. Because of the Fund's global investment policies and the investment considerations discussed above, investment in shares of the Fund should be considered as part of a broadly diversified portfolio. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?

While the Fund involves above-average equity risk, it is designed to actively reduce risk of loss as compared to other global stock mutual funds. It does this by diversifying widely among stocks issued in developed markets worldwide. The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500, if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Any dividends typically will be distributed in December. Any net realized capital gain typically will be distributed annually after September 30.


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

Who at Scudder manages my investment?

William E. Holzer is the Lead Portfolio Manager for the Fund. Mr. Holzer has day-to-day responsibility for setting the Fund's worldwide strategy and investment themes. Mr. Holzer has over 21 years' experience in global investing and joined Scudder as a portfolio manager in 1980. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976. Diego Espinosa, Portfolio Manager, joined Scudder in 1996 and is responsible for development of the Fund's strategy and management of the portfolio on a daily basis. He has six years' industry experience as an analyst.

AARP INTERNATIONAL GROWTH AND INCOME FUND
================================================================================

Fund objective:

To provide long-term capital growth and income but with less risk of loss to its portfolio than other international mutual funds, measured by the frequency and amount the total return fluctuates downward. The Fund pursues this investment objective by investing primarily in a diversified portfolio of foreign common stocks with above-average dividend yields and foreign fixed-income securities convertible into common stocks. The Fund also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

The Fund changed its name from AARP International Stock Fund on February 1,
1998.

For whom is the Fund designed?

The AARP International Growth and Income Fund is suitable for investors who want to add international stock market opportunities to their portfolio in a convenient, low-cost way. The Fund is designed for investors seeking long-term growth of their principal. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal fluctuating up and down. The Fund is also available for the AARP IRA and the other retirement plans.

What does the Fund offer to investors?

The Fund offers the opportunity for long-term growth of principal from a professionally managed portfolio of securities selected from developed foreign stock markets. It also offers the opportunity for investors to further diversify their investment portfolios, which could help to lower their overall risk. Unlike the AARP Global Growth Fund, which invests in both U.S. and foreign markets, the AARP International Growth and Income Fund will invest solely in foreign markets.

One reason that some investors may wish to invest overseas is that certain foreign economies may grow more rapidly than the U.S. economy and may offer opportunities for achieving investment returns superior to those available from investing in a fund which invests primarily in domestic equity securities. Another reason is that foreign markets do not always move in step with each other or with


                                   PROSPECTUS
the U.S. market. A portfolio invested in a number of markets worldwide will be better diversified than a portfolio that is restricted to a single market.

Another benefit of the Fund is that it eliminates the complications and extra costs associated with direct investment in individual foreign securities. Individuals investing directly in foreign stocks may find it difficult to make purchases and sales, to obtain current information, to hold securities in safekeeping, and to convert the value of their investments from foreign currencies into U.S. dollars. The Fund manages these tasks for the investor. With a single investment, the investor has a diversified international investment portfolio, which is actively managed by experienced professionals. The Fund Manager has had long experience in dealing in foreign markets and with brokers and custodian banks around the world. The Fund Manager also has the benefit of an established information network and believes the Fund affords a convenient and cost-effective method of investing internationally.

In pursuing long-term growth, the Fund typically will have more share price fluctuation than most other AARP Mutual Funds. See "What are the risks?" below. Growth will come primarily from possible appreciation in the value of shares.

What does the Fund invest in?

The Fund generally invests in equity securities of established dividend-paying companies listed on foreign exchanges within developed foreign markets. The Fund does not invest in emerging markets, but instead, focuses its investments on the developed foreign countries included in the Morgan Stanley Capital International World ex-US Index. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries.

When the Fund Manager believes that it is appropriate, the Fund may invest up to 20% of its total assets in investment-grade foreign debt securities. Such debt securities include debt of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit
(ECU). Debt investments will be selected on the basis of yield, credit quality, and the outlooks for currency and interest rates in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase investment-grade bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the Fund Manager to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P are neither highly protected nor poorly secured. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

For temporary defensive purposes, the Fund may invest without limit in high-quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as Canadian or U.S. government obligations or currencies, corporate debt instruments, and securities of companies incorporated in and having their principal activities in Canada or the U.S. when the Fund Manager deems such a position advisable in light of economic or market conditions. It is


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

impossible to predict accurately how long such alternate strategies may be utilized.

The Fund may make limited use of financial futures contracts and related options and may also invest in foreign currency exchange contracts. The Fund may write
(sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors."

What are the risks?

The risk to principal is consistent with the Fund's objective of seeking long-term capital growth through international investing. International investing involves economic and political considerations not typically found in U.S. financial markets.

Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs and different accounting standards. They may also entail certain risks, such as possible imposition of dividend or interest withholding or confiscatory taxes, possible currency blockages or transfer restrictions, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Foreign securities may be less liquid and more volatile than comparable domestic securities, and there is generally less government regulation of stock exchanges, brokers, listed companies and banks than in the U.S. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

The Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in foreign stocks, changes in the Fund's share value may be quite different than movements in the U.S. stock markets. The Fund's share price will reflect the movements of the different markets in which it is invested and the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Investors should focus on the longer term (at least five years or more) and be comfortable with fluctuation in the value of their principal. Because of the Fund's international approach and its associated risks, investment in shares of the Fund should be considered as part of a broadly-diversified portfolio. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?

While the Fund involves above-average equity risk, it is designed to actively reduce the risk of loss to the Fund's portfolio relative to other international stock funds. It normally does this by diversifying widely among relatively high dividend-paying stocks issued in developed foreign markets. The extent to which the portfolio management team is controlling "downside risk" to the Fund's portfolio is measured by tracking the frequency and amount by which total return fluctuates downward compared to similar funds.


                                   PROSPECTUS

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500 if you establish an Automatic Investment Plan with a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Any dividends typically will be distributed in December. Any net realized capital gain typically will be distributed annually after September 30.

Who at Scudder manages my investment?

Lead Portfolio Manager Sheridan Reilly joined the Fund Manager in 1995. He has worked in the Fund Manager's Global Equity Group and has over eleven years of investment industry experience as an economic, fixed-income and equity analyst. Portfolio Manager Irene Cheng joined the Fund Manager in 1993. In addition to her fourteen years of investment experience, Ms. Cheng has worked on Scudder's institutional international equity accounts. Portfolio Manager Marc Joseph managed international portfolios prior to joining the Adviser in 1997 and is a member of the Fund Manager's Global Equity Group where he focuses on managing international equity portfolios. Mr. Joseph has over ten years of industry experience. Deborah A. Chaplin, Portfolio Manager, joined the Fund Manager in 1996 and has over five years of experience as a securities analyst and portfolio manager.


                                   PROSPECTUS
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

                       AARP MANAGED INVESTMENT PORTFOLIOS


                                   PROSPECTUS
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

AARP MANAGED INVESTMENT PORTFOLIOS:

AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
AARP DIVERSIFIED GROWTH PORTFOLIO
================================================================================

The AARP Managed Investment Portfolios are two professionally managed, diversified portfolios of the AARP Managed Investment Portfolios Trust (the "Trust"). In pursuit of its investment objective, each Portfolio invests in a select mix of the AARP Mutual Funds ("underlying AARP Mutual Funds"). Each portfolio is designed to serve as a complete investment program or as a core part of a larger portfolio, with a goal to seek competitive returns but with less risk of loss to the Fund's portfolio than a comparable mix of stock and bond funds, measured by the amount and frequency by which total return fluctuates downward. Each AARP Mutual Fund is managed to reduce the risk of loss to its portfolio compared to similar mutual funds. Each Portfolio also has an educational objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.

Portfolio Objectives:

o The AARP Diversified Income with Growth Portfolio seeks current income with modest long-term appreciation. This investment objective is pursued by diversifying among a mix of AARP Bond Mutual Funds, and to a lesser degree in AARP Stock Mutual Funds. The Fund changed its name from AARP Diversified Income Portfolio on February 1, 1998.

o The AARP Diversified Growth Portfolio seeks to provide long-term growth of capital. This investment objective is pursued by diversifying among a mix of AARP Stock Mutual Funds, and to a lesser degree in AARP Bond Mutual Funds.

For whom are the Portfolios designed?

The AARP Managed Investment Portfolios are designed for individuals who prefer to have asset allocation decisions made by professional money managers and who appreciate the advantages of broad diversification through a single investment.

o The Diversified Income With Growth Portfolio may be appropriate for conservative investors nearing retirement or investors enjoying retirement, who are looking for quarterly income with some appreciation potential. Investors should be prepared to invest for three to five years or more.

o The Diversified Growth Portfolio may be appropriate for long-term investors planning for retirement or more aggressive retired investors with an investment time horizon of at least five years or more.

What do the Portfolios offer to investors?

Both Portfolios offer investors a simple means to allocate their assets to pursue a certain goal. Each Portfolio can serve as a complete investment program, or as a core part of a larger portfolio.


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

o The Diversified Income With Growth Portfolio offers investors the opportunity for income and some share price appreciation by investing in a diversified portfolio consisting primarily of AARP Bond Mutual Funds, and secondarily, AARP Stock Mutual Funds and AARP Money Market Mutual Funds.

o The Diversified Growth Portfolio offers investors the opportunity for long-term growth of principal by investing in a diversified portfolio comprised primarily of AARP Stock Mutual Funds, and secondarily, AARP Bond Mutual Funds and AARP Money Market Mutual Funds.

o Both portfolios offer shareholders an investment choice that is broadly diversified.

o     Both portfolios are managed by investment professionals at Scudder.

o No additional management fees or expenses are charged for allocation among the AARP Mutual Funds.

What does each Portfolio invest in?

Each Portfolio may invest in any of the AARP Mutual Funds, except for those designed to provide tax-free income. Both Portfolios will avoid taking extreme investment positions in an effort to "time the market." Rather, shifts among AARP Stock and Bond Mutual Funds are expected to occur only periodically and in generally small increments.

Under normal market conditions, each of the AARP Managed Investment Portfolios will invest within the investment ranges described below:

o The Diversified Income With Growth Portfolio will normally invest 60-80% of total assets in AARP Bond Mutual Funds; and 20-40% of total assets in AARP Stock Mutual Funds; and 0-20% of total assets in cash or cash equivalents.

o The Diversified Growth Portfolio will normally invest 60-80% of total assets in AARP Stock Mutual Funds; 20-40% of total assets in AARP Bond Mutual Funds; and 0-20% of total assets in cash or cash equivalents.

If, as a result of appreciation or depreciation, the percentage of the Portfolios' assets invested in the above categories exceeds or is less than the applicable range, the Fund Manager will consider whether to reallocate the assets of the Portfolio to comply with the stated ranges.

Each Portfolio will purchase or sell shares of underlying AARP Mutual Funds to:
(a) accommodate purchases and sales of each Portfolio's shares, (b) change the percentages of each Portfolio's assets invested in each of the underlying AARP Mutual Funds in response to changing market conditions, and (c) maintain or modify the allocation of each Portfolio's assets in accordance with the investment mix described above. To provide for redemptions or for temporary defensive purposes, each Portfolio may invest without limit in cash or cash equivalents, including AARP Money Market Funds, repurchase agreements, commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks.


                                   PROSPECTUS
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

What are the risks?

Each Portfolio's risks are determined by the nature of the securities held by the underlying AARP Mutual Funds as well as the proportion of investment in each underlying AARP Mutual Fund which, in turn, reflects the portfolio management strategies used by the Fund Manager. The following are descriptions of certain risks related to investments in each Portfolio.

o As the investments in each Portfolio are represented by a group of underlying AARP Mutual Funds, the performance of a Portfolio is directly related to the investment performance of these underlying AARP Mutual Funds. The ability of a Portfolio to meet its investment objective is directly related to the ability of the underlying AARP Mutual Funds to meet their objectives as well as the allocation among those underlying AARP Mutual Funds by the portfolio management team.

o Each Portfolio's share price and yield will fluctuate in response to various market and economic factors related to both the stock and bond markets. Certain of the underlying AARP Mutual Funds invest in debt securities making them subject to credit risk, interest rate risk and pre-payment risk. Other underlying AARP Mutual Funds invest in equity securities, which will fluctuate in value with changing stock market conditions and related factors. Also, each Portfolio can invest in underlying AARP Mutual Funds, which are, in turn, invested in international securities and thus are subject to additional risks of these investments including changes in foreign currency exchange rates and political risk.

For information about the investment techniques and the risks involved in the underlying AARP Mutual Funds, please refer to each underlying Fund's description elsewhere in this Prospectus and "Other Investment Policies and Risk Factors."

How do the Portfolios seek to manage risk?

The Portfolios seek to manage risk through active portfolio management and diversification. Each Portfolio will invest in at least five underlying AARP Mutual Funds, all of which are managed to reduce the risk of loss to the Fund's portfolio compared to similar Funds.

What is the minimum initial investment?

The minimum initial investment is $2,000. You may open an account with as little as $500 if you establish an Automatic Investment Plan involving a monthly investment of at least $100 until your account reaches $2,000. You can open an AARP IRA or an AARP UGMA/UTMA with an initial investment of only $250.

When are distributions paid?

Dividends on the Diversified Income With Growth Portfolio will be distributed quarterly in March, June, September and December to investors. Any dividends on the Diversified Growth Portfolio will be distributed in December. Any net realized capital gain for the Portfolios typically will be distributed after September 30. See "Additional Information about Distribution and Taxes" for more information.


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

Who at Scudder manages my investment?

Lead Portfolio Manager Philip S. Fortuna joined the Adviser in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. Portfolio Manager Salvatore J. Bruno joined the Adviser in 1991 and serves as a quantitative analyst in the Adviser's Quantitative Services Group. Mr. Bruno has over six years of investment experience as a __________ and is responsible for the strategic decision making and periodic reallocation of the Funds. Shahram Tajbakhsh, Portfolio Manager, joined the Adviser in 1996 and is also responsible for the strategic decision making and allocation of the Funds. Mr. Tajbakhsh has over six years of industry experience as a project leader and consultant and this includes work in developing analytical investment tools. Karla D. Grant, Portfolio Manager, joined the Adviser in 1997 and has seven years of industry experience as a tactical asset allocation researcher and consultant. Ms. Grant is responsible for inputs to the asset allocation process.

Description of the Underlying AARP Mutual Funds

Details on the investment objectives and policies of the underlying AARP Mutual Funds are included in this Prospectus. As with any investment, there is no guarantee that the AARP Investment Portfolios or the underlying AARP Mutual Funds will successfully meet their investment objectives.

The Portfolios may invest in the following AARP Money Market Mutual Fund which is designed to provide stability of principal and income:

    AARP High Quality Money Fund

The Portfolios may invest in the following AARP Mutual Funds which are designed to provide current income:

    AARP High Quality Short Term Bond Fund
    AARP GNMA and U.S. Treasury Fund
    AARP Bond Fund for Income

The Portfolios may invest in the following AARP Mutual Funds designed to provide long-term growth of capital:

    AARP Balanced Stock and Bond Fund
    AARP Growth and Income Fund
    AARP U.S. Stock Index Fund
    AARP Global Growth Fund
    AARP Capital Growth Fund
    AARP International Growth and Income Fund
    AARP Small Company Stock Fund


                                   PROSPECTUS
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

OTHER INVESTMENT POLICIES AND RISK FACTORS
================================================================================

Below are some detailed descriptions of several types of securities and investment techniques referred to in this Prospectus.

Maintaining $1.00 constant share price in money funds

The AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund attempt to maintain a constant net asset value per share. To do so, they operate in accordance with a rule of the Securities and Exchange Commission (SEC) that requires all assets to be cash, cash items, and high-quality U.S. dollar-denominated investments having a remaining maturity of generally not more than 397 calendar days from the date of purchase. The AARP High Quality Money Fund, however, may invest in U.S. Government securities having maturities of up to 762 calendar days. The SEC also requires that the average dollar-weighted maturity of these Funds not exceed 90 days.

When-issued securities

All AARP Mutual Funds, except the AARP Growth and Income Fund, the AARP U.S. Stock Index Fund, the AARP Global Growth Fund, the AARP Capital Growth Fund, the AARP International Growth and Income Fund, and the AARP Small Company Stock Fund, may purchase securities on a when-issued or forward delivery basis. That means payment and delivery of the security will be at a later date. The price and yield are generally fixed on the date of commitment to purchase. The Fund does not earn interest before delivery of the security. At the time of settlement, the market value of the security may be more or less than the purchase price.

Repurchase agreements

This is an agreement under which a Fund may buy one or more U.S. Government obligations which the seller simultaneously agrees to repurchase at a specified time and price. The Fund can earn income for periods as short as overnight. Such an agreement may enhance liquidity since it is normally a short-term commitment. If the seller under a repurchase agreement becomes insolvent, the Fund's right to sell the securities may be restricted. Also, the value of such securities may decline before the Fund can sell them. The Fund might also incur transaction costs by selling the securities.

Each of the AARP Mutual Funds may enter into repurchase agreements only with Federal Reserve member banks or broker-dealers recognized as reporting government securities dealers.

Mortgage- and other asset-backed securities

The AARP GNMA and U.S. Treasury Fund, the AARP High Quality Short Term Bond Fund, the AARP Bond Fund for Income, and the AARP Balanced Stock and Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S.


                                   PROSPECTUS
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

Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, the AARP High Quality Short Term Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Bond Fund for Income may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association (FNMA), which are not guaranteed by the U.S. Government. Moreover, the Funds may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

The AARP High Quality Short Term Bond Fund, the AARP Bond Fund for Income, and the AARP Balanced Stock and Bond Fund may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution.

Dollar roll transactions

Each of the Funds in the AARP Income Trust, namely AARP GNMA and U.S. Treasury Fund, AARP High Quality Short Term Bond Fund, and AARP Bond Fund for Income, may enter into dollar roll transactions with selected banks and broker/dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Funds' borrowing restrictions and consist of the sale by the Funds of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date at the same price. In addition, the Funds are paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Funds to buy a security.

If the broker/dealer to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted; the value of the securities may change adversely over the term of the dollar roll; the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Zero coupon securities

The AARP Balanced Stock and Bond Fund, AARP Bond Fund for Income and the AARP Global Growth Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest.


                                   PROSPECTUS
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

High yield/high risk securities

AARP Bond Fund for Income may invest a limited amount of assets in debt securities which are rated below investment-grade (hereinafter referred to as "lower rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the Fund Manager. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. The yields on high yield/high risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Funds' net asset value.

In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Funds' Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

Foreign securities

Each of the Funds in the AARP Growth Trust, and the AARP High Quality Short Term Bond Fund and the AARP Bond Fund for Income may invest without limit in foreign securities.

Investments in foreign securities may benefit a Fund by providing access to different markets and opportunities. It may also help to reduce risk by increasing diversification. However, foreign securities involve special considerations. Brokerage costs are higher. Information about foreign securities is more limited. Foreign companies or securities often have different and less stringent government regulations, different accounting standards, slower settlement of transactions, and more limited and volatile trading markets.

Investments in foreign securities may also involve other risks. These include possible imposition of withholding, confiscatory and other taxes; possible currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; and the difficulty of enforcing obligations in other countries. A Fund may incur currency conversion costs of purchases made in foreign currencies. There may also be favorable or unfavorable consequences from the changes in the value of foreign currencies against the U.S. dollar.


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

Illiquid securities

The Fund may invest in securities for which there is not an active trading market, or which have resale restrictions. These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price.

Real estate investment trusts

Each of the Funds in the AARP Growth Trust, and the AARP High Quality Short Term Bond Fund and the AARP Bond Fund for Income may purchase real estate investment trusts (REITs), which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Derivatives

The following descriptions of Forward Foreign Currency Exchange Contracts, Options Transactions, Futures Contracts and Related Options discuss the types of derivatives in which certain of the AARP Mutual Funds may invest.

Forward foreign currency exchange contracts

Each of the Funds in the AARP Growth Trust, and the AARP High Quality Short Term Bond Fund and the AARP Bond Fund for Income may enter into forward foreign currency exchange contracts. These contracts, which involve costs, permit the Funds to purchase or sell a specific amount of a particular currency at a specified price on a specified future date. They may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest.

A Fund will realize a benefit only to the extent that the relevant currencies move as anticipated. If the currencies do not move as anticipated, the use of these contracts may result in losses greater than if they had not been used.

Options transactions

In an attempt to enhance investment returns, Funds in the AARP Growth Trust and the AARP Income Trust may each write covered call options. These are agreements to sell a particular security in the Fund's portfolio at a specified price on or before the expiration date of the option. Covered call options may be written on portfolio securities worth up to 25% of the Fund's net assets.

There are risks associated with writing covered options. These risks include the possible inability to make closing transactions at favorable prices or because an exercise notice has been received. The Funds also risk giving up appreciation on the underlying security in excess of the exercise price.

Each of the Funds in the AARP Growth Trust may purchase and sell exchange-traded options on stock indices. In addition, these Funds may engage in over-the-counter options transactions with broker-dealers who make


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

markets in these options. Over-the-counter options may be more difficult to terminate than exchange-traded options. They are frequently illiquid, and involve counterparty credit risk. The AARP International Growth and Income Fund may purchase and sell options on currencies which can result in the Fund incurring losses as a result of a number of factor's including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The Fund Manager will engage in option transactions to hedge against unfavorable price movements which can adversely affect the value of the Fund's securities or securities the Fund intends to buy. These transactions involve risk, including the risk that market prices may move in unanticipated directions or will not correlate well with a Fund's portfolio, causing a Fund to lose the value of the option premium and to fail to realize any benefit from the transaction. Further, a closing transaction may not be available when a Fund wishes to close out an option.

Futures contracts and related options

To a limited extent, the Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, and the Funds in the AARP Growth Trust may enter into financial futures contracts including futures contracts on securities indices, may purchase and write related put and call options, and may engage in related closing transactions. These techniques may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives market as a temporary substitute for purchasing or selling particular securities. The Funds will not use these techniques for speculative purposes.

The margin deposits for futures contracts and premiums paid for related options may not be more than 5% of a Fund's total assets. These transactions require a Fund to segregate assets (such as liquid securities and cash) to cover contracts that would require it to purchase securities. These transactions also result in brokerage costs.

These techniques involve some risk. A Fund may be precluded from realizing a benefit from favorable price movements in the related portfolio position of the Fund and could lose the expected benefit of the transactions if securities markets, interest rates or currency changes move in an unanticipated manner. To the extent that the Fund Manager's view of market movements is incorrect, the use of such instruments may result in losses greater than if they had not been used. Further, while a Fund buys a futures contract only if there appears to be a liquid secondary market for such contracts, there can be no assurance that a Fund will be able to close out any particular futures contract. In addition, if the AARP Insured Tax Free General Bond Fund purchases futures contracts on taxable securities or indices of such securities, their value may not fluctuate in proportion to the value of the Fund's securities. This would limit that Fund's ability to hedge effectively against interest rate risk.


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

Segregated accounts

Each Fund may be required to segregate assets (such as cash and other liquid securities) or otherwise provide coverage consistent with applicable regulatory policies. This would be in respect of the Fund's permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.

Convertible securities

Each Fund in the AARP Growth Trust, AARP High Quality Short Term Bond Fund, and AARP Bond Fund for Income may invest in convertible securities. Convertible securities include convertible bonds, notes and debentures, convertible preferred stocks, and other securities that give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities entail less credit risk than the issuer's common stock because they are considered to be "senior" to common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. They may also reflect changes in value of the underlying common stock.

Demand obligations

Each of the AARP Mutual Funds may purchase demand obligations. Demand obligations permit the holder to demand payment of a specified amount prior to maturity. The holder's right to payment depends upon the issuer's ability to pay principal and interest on demand. A Fund will purchase demand notes only to enhance liquidity. The Fund Manager will continuously monitor the creditworthiness of issuers of such obligations.

Stand-by commitments

The AARP Tax Free Funds may enter into stand-by commitments (also known as puts) to facilitate liquidity. Stand-by commitments permit a Fund to resell municipal securities to the original seller at a specified price and generally involve no cost. Costs, in any event, are limited to 0.5% of a Fund's total assets. To minimize the risk that the seller may not be able to repurchase the security, the Fund Manager will monitor the creditworthiness of the seller.

"Put" bonds

The AARP Tax Free Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third-party financial institution. This allows the Funds to tender (or "put") bonds to the institution at specified intervals and receive the face value of them. For the AARP High Quality Tax Free Money Fund, an interval can not exceed 397 calendar days. These third-party puts are available in several different forms. They may be custodial receipts or trust certificates, and may be combined with other features such as interest rate swaps.

Tax-exempt participation interests

The AARP Tax Free Funds may purchase tax-exempt participation interests from a bank representing a fully-insured portion of the bank's holdings of municipal securities. The Fund will obtain an irrevocable letter of credit or guarantee from the bank and will have, under certain circumstances, the right to resell the participation to the bank on seven days' notice. To the extent any


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

participation interest is illiquid, it is subject to the Fund's limit on restricted and not readily marketable securities.

Municipal lease obligations

The AARP Tax Free Funds may also invest in municipal lease obligations generally as a participation interest in a municipal obligation from a bank or other financial intermediary. Municipal lease obligations are issued by state and local governments to acquire land, equipment or facilities. Unlike general obligation or revenue bonds, these contracts are not secured by the issuer's credit, and if the issuing state or local government does not appropriate payments, the lease may terminate, leaving the funds with property that may prove costly to dispose of. In deciding which contracts to invest in, the Fund Manager evaluates the likelihood of the governmental issuer discontinuing appropriation for the leased property.

Portfolio turnover

Each of the AARP Mutual Funds may buy and sell securities to take advantage of investment opportunities. The Fund Manager will do so to improve overall investment return consistent with that Fund's objectives. These transactions involve transaction costs in the form of spreads or brokerage commissions. Recent economic and market conditions have necessitated more active trading, resulting in a higher portfolio turnover rate for the AARP High Quality Short Term Bond Fund. A higher rate involves greater transaction costs to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

INVESTMENT RESTRICTIONS
================================================================================

To help reduce investment risk, each of the AARP Mutual Funds has adopted certain fundamental investment policies. Only the shareholders can approve changes to the following policies:

o A Fund may not make loans. (A purchase of a debt security is not a loan for this purpose.) However, the Fund may lend its portfolio securities and enter into repurchase agreements.

o     A Fund may not borrow money, except as permitted under the 1940 Act.

A complete description of these and other policies and restrictions is contained in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES
================================================================================

Are taxes withheld?

Generally, taxes are not withheld on purchases, redemptions, or distributions. However, federal tax law requires the AARP Mutual Funds to withhold 31% of


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

taxable dividends, capital gain distributions and redemption or exchange proceeds for accounts without a correct certified Social Security or tax identification number, or other certified information. To avoid this withholding, make sure you complete and sign the Signature and Investor Information Section of your Enrollment Form. AARP IRA, AARP SEP-IRA and AARP Keogh Plan accounts are exempt from withholding regulations.

The AARP Mutual Funds reserve the right to reject Enrollment Forms or close accounts without a correct certified Social Security or tax identification number. In such cases, Enrollment Forms received without this information will be returned to the investor with a check for the amount invested.

What else should I know about distributions and taxes?

You can receive your dividend and capital gain distributions in one of three ways:

1.    You can have a check sent to your address or to your bank;
2.    You can reinvest them in additional shares of an AARP Mutual Fund; or
3.    You can invest them in shares of another AARP Mutual Fund.

If your investment is in the form of an AARP IRA, AARP SEP-IRA or AARP Keogh Plan account, all distributions are automatically reinvested.

If you reinvest your dividends and capital gains, you will be purchasing shares at the current share price.

All taxable dividends from net investment income are taxable to you as ordinary income. This is so whether you receive dividends as cash or additional shares.

Capital gains distributions are also currently taxable, whether received in cash or reinvested.

Distributions of short-term capital gains by all the AARP Mutual Funds are taxable as ordinary income.

Distributions of long-term capital gains are taxable for federal income tax purposes at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), regardless of the length of time you have owned shares. Any capital gain distributed by the AARP Tax Free Funds are generally taxable in the same manner as distributions by other Funds.

The AARP Tax Free Funds are managed to pay you dividends free from federal income taxes, including the Alternative Minimum Tax (AMT). However, these dividends may be subject to state and local income taxes. Also, these dividends are taken into account in determining whether your income is large enough to subject a portion of your Social Security benefits and certain Railroad Retirement benefits, if any, to federal income taxes.

If you are a shareholder in the AARP Global Growth Fund or the AARP International Growth and Income Fund, you may be able to claim a credit or deduction on your income tax return for your pro rata portion of qualified taxes paid by the Fund to foreign countries.

Each AARP Mutual Fund annually sends you detailed tax information about the amount and type of its distributions.

A redemption involves a sale of shares and may result in a capital gain or loss for federal income tax purposes. Exchanges are treated as redemptions for


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

federal income tax purposes. Exchanges occur when you sell shares in one AARP Mutual Fund and purchase shares in another AARP Mutual Fund.

The AARP Mutual Funds reserve the right to make extra distributions for tax purposes.

FUND ORGANIZATION
================================================================================

The AARP investment program trusts

The 15 mutual fund portfolios described in this Prospectus are organized as five Massachusetts business trusts--AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust. Each trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The AARP Cash Investment Funds was organized in January 1983, and the AARP Income Trust, the AARP Tax Free Income Trust and the AARP Growth Trust were organized in June 1984. The AARP Tax Free Income Trust (formerly the AARP Insured Tax Free Income Trust) was renamed effective August 1, 1991. The AARP Managed Investment Portfolios Trust was organized in October 1996.

General management

The Trustees have overall responsibility for the management of the Trusts under Massachusetts law. Under their direction, the Fund Manager--Scudder Kemper Investments, Inc.--provides general investment management of the AARP Mutual Funds. The Trustees supervise each Trust's activities. The shareholders elect the Trustees and may remove them. Shareholders have one vote per share held on matters on which they are entitled to vote.

The Trusts are not required to hold annual shareholder meetings and have no current intention to do so. There may be special meetings for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment advisory contract. The Fund Manager will help shareholders to communicate with other shareholders in connection with removing a Trustee as if
Section 16(c) of the Investment Company Act of 1940 applied.

Since the Trusts use a combined Prospectus, it is possible that one Trust or AARP Mutual Fund might become liable for a misstatement in this Prospectus regarding another Trust or AARP Mutual Fund. The Trustees of each Trust considered this risk when approving the use of a combined Prospectus.

The right of the Trusts and AARP Mutual Funds to use the AARP name will end upon termination of the member services agreement with the Fund Manager unless AARP otherwise agrees to let the AARP Mutual Funds continue to use the AARP name.

Management fees

Each AARP Mutual Fund, except for the AARP Managed Investment Portfolios, pays the Fund Manager a fee for management and administrative services. The management fee consists of two elements: a Base Fee and an Individual Fund


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

Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Mutual Funds. Each AARP Mutual Fund, except for the AARP Managed Investment Portfolios, pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Mutual Funds. The table below shows the annual Base Fee Rate at specified levels of Program assets:

         Annual Base Fee Rate    Program Assets
       ------------------------------------------

                00.350%          First $2 billion
                00.330%          Next $2 billion
                00.300%          Next $2 billion
                00.280%          Next $2 billion
                00.260%          Next $3 billion
                00.250%          Next $3 billion
                00.240%             Thereafter

In addition to the Base Fee Rate, each AARP Mutual Fund, except for the AARP U.S. Stock Index Fund and the AARP Managed Investment Portfolios, pays a flat Individual Fund Fee based on the net assets of that Fund. This fee rate is not linked to the total assets of the Program. The Individual Fee Rate recognizes the different characteristics of each AARP Mutual Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund, as well as the relative value that can be, and has been, added by the Fund Manager. The table below shows the Individual Fund Fee Rate for each of the AARP Mutual Funds:

    Fund                                            Individual Fee Rate
  ------------------------------------------------------------------------

    AARP High Quality Money Fund                           00.10%
    AARP High Quality Tax Free Money                       00.10%
    Fund AARP GNMA and U.S. Treasury Fund                  00.12%
    AARP High Quality Short Term Bond                      00.19%
    Fund AARP Bond Fund for Income                         00.28%
    AARP Insured Tax Free General Bond                     00.19%
    Fund AARP Balanced Stock and Bond Fund                 00.19%
    AARP Growth and Income Fund                            00.19%
    AARP U.S. Stock Index Fund                             00.00%
    AARP Global Growth Fund                                00.55%
    AARP Capital Growth Fund                               00.32%
    AARP International Growth and                          00.60%
    Income Fund AARP Small Company Stock Fund              00.55%

      Under this fee structure, the combined Base Fee and the Individual Fund Fee, called the "Effective Management Fee Rate," would be reduced if total Program assets increase to certain levels, regardless of whether an individual AARP Mutual Fund's assets increase or decrease. The converse is also true--if assets decrease to certain levels, the Effective Management Fee Rate increases, regardless of any increase or decrease in assets of an individual AARP Fund. For the fiscal year ended September 30, 1997, fees paid to the Fund Manager totaled ___ of 1% of the average daily net assets of the AARP High Quality Money Fund, ___ of 1% of the


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

      AARP High Quality Tax Free Money Fund, ___ of 1% of the AARP GNMA and U.S. Treasury Fund, ___ of 1% of the AARP Capital Growth Fund, ___ of 1% of the AARP High Quality Short Term Bond Fund, ___ of 1% of the AARP Insured Tax Free General Bond Fund and AARP Growth and Income Fund, ___ of 1% of the AARP Balanced Stock and Bond Fund, ___ of 1% of the AARP Global Growth Fund, ___ of 1% of the AARP Bond Fund for Income, ___of 1% of the AARP U.S. Stock Index Fund, ___ of 1% of the AARP International Growth and Income Fund, and ___ of 1% of the AARP Small Company Stock Fund.

      The Fund Manager pays a portion of the management fee to AARP Financial Services Corporation (AFSC). AFSC provides the Fund Manager with advice and other services relating to AARP Fund investment by AARP members.

      The fee paid to AFSC is calculated on a daily basis and depends on the level of total assets of the AARP Investment Program. The fee rate decreases as the level of total assets increases. The fee rate for each level of assets is .07 of 1% for the first $6 billion, .06 of 1% for the next $10 billion and .05 of 1% thereafter.

      The fee paid to the Subadviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: .07% of the first $100 million of average daily net assets, .03% of the next $100 million, and .01% of such assets in excess of $200 million, with a minimum annual fee of $75,000. For the first 12 months of management, the Subadviser has agreed to waive a portion of its fee. After the first year, the full fee will be charged.

      Under the Investment Management Agreements with the Fund Manager, the Funds are responsible for all of their expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and executive employees of the Trusts who are not affiliated with the Fund Manager; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians.

Special servicing agreement for the AARP managed investment portfolios

All the expenses of the AARP Managed Investment Portfolios will be paid for in accordance with a Special Servicing Agreement (Agreement) entered into by the Fund Manager, the underlying AARP Mutual Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc. and each Portfolio. Under each Agreement, the Fund Manager will arrange for all services pertaining to each operation of each Portfolio including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation as the Shareholder Servicing Agent and the Accounting Agent, respectively, for the Portfolio. If the Trustees determine that the aggregate expenses of a Portfolio are less than the estimated savings to the underlying AARP Mutual Fund from the operation of the Portfolio, the underlying AARP Mutual Fund will bear those expenses in proportion to the average daily value of its shares owned by the Portfolio. Consequently, no underlying AARP Fund will be expected to carry expenses that are in excess of the estimate of savings to it. The estimated savings are expected to result from the reduction of shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the underlying AARP Mutual Funds. The estimated savings produced by the operation of a Portfolio will most likely suffice to offset most, if not all, of the expenses incurred by the Portfolio.

In the event that the aggregate financial benefits to the underlying AARP Mutual Funds do not exceed the costs of a Portfolio, the Fund Manager will pay, on


                                   PROSPECTUS
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

behalf of the Portfolio, that portion of costs determined to be greater than the benefits.

All expenses of each Portfolio, excluding certain non-recurring and extraordinary expenses, will be paid for in accordance with the Agreement, including fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Portfolio's accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Fund Manager; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians.

UNDERSTANDING FUND PERFORMANCE
================================================================================

You are likely to see performance figures for AARP Mutual Funds in advertisements, sales literature or shareholder reports. The important factors you want to look at are Yield, Total Return and Cumulative Total Return. These measurements are based on historical earnings, are not an indication of future performance, and will vary based on changes in market conditions, interest rates and the level of the individual fund's expenses. You can also use these measurements to compare the performance of similar types of mutual funds using standard industry formulas.

What is yield?

Yield refers to the net investment income generated over a specific period of time. Since yield is always calculated using a standard industry formula, it is a useful way for you to compare the income produced by different mutual funds.

For the AARP High Quality Money Fund, the AARP Income Funds and AARP Tax Free Funds, yield is a measure of income.

For non-money market funds, the "SEC yield" is an annualized expression of net investment income generated by the investments in the fund over a specified 30-day period. This income is then annualized and then expressed as a percentage. This yield is calculated according to methods required by the SEC, and may not equate to the level of income paid to shareholders.

For money market funds, yield refers to the net investment income generated by the fund over a specified seven-day period. This income is then annualized and expressed as a percentage. For the money market funds, effective yield is expressed similarly but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

For GNMA securities, net investment income includes realized gains or losses based on historic cost for principal repayments received. For other securities, net investment income includes the amortization of market premium or market discount.


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

What is a dividend?

A dividend represents a distribution of a portion of net income and short-term capital gains from a mutual fund, and is distributed on a regular basis as declared by the Trustees of a mutual fund. For example, many bond funds distribute dividends on a monthly basis, while stock funds tend to distribute any net income and short-term capital gains (dividends) at the end of the year - at the same time the fund distributes any long-term capital gains. Other funds may distribute dividends on a semi-annual or quarterly basis, depending on the objectives of the specific fund.

What is a capital gain?

A capital gain, as it applies to a mutual fund shareholder, is a payment representing a portion of the net realized gains when securities in the fund's portfolio are sold. A "net realized gain" is determined by subtracting any losses from the profits made on the sale of securities.

The term "capital gain" is also used to describe the gain or loss calculated when a shareholder sells mutual fund shares. This gain or loss is the difference between the purchase price of a mutual fund's shares and the price at which the shares are sold. When the difference is positive, meaning that the shares have gained value, the investor has realized a capital gain.

What is total return?

Total return measures dividends, capital gains distributions and changes up and down in the share price of a particular fund. Total Return assumes that shares were bought on the first day of the period shown, and redeemed (sold) on the last day. It also assumes that all earnings were reinvested back into the fund. It follows that if you bought or redeemed shares on different days or took some of your earnings as cash, your actual return would be different from the figures that are shown.

What is cumulative total return?

Cumulative total return of a mutual fund represents the cumulative change in value of an investment in a fund for various periods. It assumes that all dividends and capital gain distributions during the period were reinvested in shares of the fund.

What is tax-equivalent yield?

To determine if tax-free investing is right for you, a good indicator is to convert a yield from a tax-exempt mutual fund to its equivalent taxable yield. The tax-equivalent yields of the AARP Tax Free Funds let you determine the yield you would have to receive from a fully taxable investment to produce an aftertax yield equivalent to that of a tax-free fund. The calculation is as follows:

          Tax-Free Yield / 100% - your tax rate = Tax-Equivalent Yield


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                                       84

Example: If a tax-free mutual fund has a 30-day average annualized yield of 5.30% and you are in the 31% tax bracket, the calculation would be:

                           5.30% / 100% - 31% = 7.68%

You would need to earn 7.68% with a taxable investment to equal the 5.30% yield of a tax-free fund. The tax-equivalent yield will vary depending upon your income tax bracket.

UNDERSTANDING SHARE PRICE
================================================================================

How is a fund's share price determined?

A share is a unit of ownership in a mutual fund. The share price is based on a fund's net assets. It is calculated by dividing the current market value (amortized cost in the case of the AARP High Quality Tax Free Money Fund) of total fund assets, less all liabilities, by the total number of shares outstanding. Scudder Fund Accounting Corporation, a subsidiary of the Fund Manager, determines net asset value per share of each Fund as of the close of regular trading on the New York Stock Exchange (Exchange), normally 4:00 p.m. eastern time on each day the Exchange is open for trading. For AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund, Scudder Fund Accounting Corporation also determines net asset value per share as of noon eastern time on each day the Exchange is open for trading. The Trusts reserve the right to suspend the sale of Fund shares after appropriate notice to shareholders if the Trustees determine that it is in the best interest of shareholders.

OPENING AN AARP MUTUAL FUND ACCOUNT
================================================================================

The minimum initial investment for the AARP GNMA and U.S. Treasury, Balanced Stock and Bond Fund, and Growth and Income Fund is $500. All other AARP Mutual Funds have a minimum initial investment of $2,000. (The minimum initial investment for a retirement account is just $250.)

1.    Before you invest or send money, please read the Prospectus carefully.

2.    Detach and complete the enclosed application.

3. Return your completed application along with a check in the postage-paid envelope provided.

4. To open an AARP IRA or Keogh account, please call 1-800-253-2277 for a special information kit containing the appropriate application.

5. If you have questions or need assistance, call an AARP Mutual Fund Representative at 1-800-253-2277. (TDD Service: 1-800-634-9454)


                                   PROSPECTUS
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

What will happen next?

Your application and check will be processed and an account number will be assigned to you. You will also receive a confirmation that your application and check have been received--along with instructions on how to add to your AARP Mutual Fund investment.

WIRE TRANSFERS
================================================================================

To open an account, mail your completed Enrollment Form and then call an AARP Mutual Fund Representative to obtain your account number. (Please note, AARP IRA and AARP Keogh Plan accounts cannot be opened by wire.)

To add to your account, simply contact your bank with the following information:

o     the name(s) on your account;

o     your AARP Fund account number;

o     the name of the AARP Fund(s) you want to invest in;

o the following name and address: State Street Bank and Trust Company, Boston, MA 02101;

o     the routing numbers ABA Number 011000028 and AC-99035420.

ADDING TO YOUR INVESTMENT
================================================================================

There are five ways you can make additions to your existing AARP Mutual Fund investment:

o Call toll-free--1-800-631-4636--24 hours a day, seven days a week to exchange from an existing fund

o Mail in your instructions--Send your check with personalized investment slip, or a short instructional note that includes your account number and the name of your AARP Fund(s). AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540.

o     Wire your purchase--(Please see the "Wire Transfers" instructions above.)

o Exchanging from one AARP Fund to another--(Please see "Exchanges and Redemptions" instructions below.)

o Invest automatically--Please see "Systematic Plans" for complete information.


                                   PROSPECTUS

EXCHANGES AND REDEMPTIONS
================================================================================

You may exchange all or part of your shares in one AARP Mutual Fund for shares in another--by mail, by fax, or by phone. You can also redeem (sell) fund shares the same way. (AARP IRA redemptions can be done by phone; Keogh shares can only be redeemed in writing.)

o     By mail--Send your instructions to P.O. Box 2540, Boston, MA, 02208-2540

o     By fax--Send your instructions to: 1-800-821-6234

o     By phone--Call 1-800-631-4636--24 hours a day, seven days a week

o     Sell automatically--(Please see page ___ for complete information.)

SIGNATURE GUARANTEES
================================================================================

A signature guarantee is simply a certification of your signature, which is required for your protection and to guard against fraudulent redemptions. It guarantees that you, and you alone, are authorized to make certain requests regarding your AARP Mutual Fund investment. A signature guarantee is required for redemptions of more than $100,000 to the address of record.

Or when redemption proceeds are to be paid to someone other than yourself, or when they are to be sent to an address other than yours, or if your account address has changed during the last 15 days. If bank information is provided on the Enrollment Form, any amount can be sent to the bank without a signature guarantee.

STATEMENTS AND REPORTS
================================================================================

You will always receive a prompt confirmation statement for every transaction. You will also receive a consolidated monthly statement that details your current account status and notes any and all transactions. (AARP IRA and Keogh customers receive consolidated statements on a quarterly basis.) You will also receive a mid-year report and an annual report.

To reduce the volume of mail, we will only send one copy of most reports to a household (same surname, same address). Please contact us if you wish to receive additional reports.

OTHER MAILINGS
================================================================================

Each year you will receive a current Prospectus.


                                   PROSPECTUS

INVESTOR SERVICES

There are three important toll-free phone numbers to remember:

      1-800-631-4636--the number to call if

      o     you want to make an exchange between AARP Mutual Funds

      o you want to open a new AARP Mutual Fund by exchange from an existing fund

      o     you want to redeem money to your registered address

      o     you want to get current performance information

      o     you want to get current account balance information

      o     you want to confirm your last transaction.

      1-800-253-2277--the number to call if

      o you want to add to an AARP Mutual Fund by transfer from your bank checking or NOW account.

      o you want to redeem and send proceeds to your checking or NOW account.

      1-800-821-6234--the number to call if

      o     you want to process transactions by fax, exchanges or redemptions.

Free Checkwriting

Free checkwriting privileges are available to shareholders in the AARP High Quality Money and High Quality Tax Free Money Funds.

Distributions Direct

You may elect to have dividend and capital gains distributions automatically deposited into your bank checking or NOW account. For information on this service, please call 1-800-253-2277.

Systematic Plans

      o Automatic Investment Plan will make regular investments into your AARP Mutual Fund through scheduled, automatic deductions from your bank checking account.

      o Payroll Deduction or Direct Deposit allows you to have all or a portion of your Social Security, U.S. Government or any regular income check (pension, dividend, interest or payroll) deposited automatically into your AARP Mutual Fund account.

      o Automatic Withdrawal Plan will automatically send a monthly redemption of $50 or more directly to you, provided that you have at least $10,000 or more in an AARP Mutual Fund.

      o     Direct $10,000 balance in your AARP Mutual Fund account).

      o Systematic Retirement Withdrawal Plan lets you receive periodic distributions from your AARP IRA or Keogh plan account.


                                   PROSPECTUS

SOME COMMONLY ASKED QUESTIONS
================================================================================

What if my investment falls below the minimum balance?

If you do not increase your account balance within 60 days of notification, the Fund reserves the right to redeem and return the proceeds to you. However, if your account falls below the minimum balance due to market activity, your account will not be closed.

When purchasing shares, what is the normal check processing time?

Checks received in the mail (and wire transfers) are normally processed on the same business day as they are received.

How soon will I start earning income on my purchase?

For AARP Mutual Funds paying daily dividends, income begins to accrue on the business day following the actual execution of the order. For AARP Money Funds, purchases made by wire and received before noon on any business day are executed at noon and begin earning income the same day.

What about third-party transactions?

Purchases and redemptions made through a member of the National Association of Securities Dealers, Inc. at the investor's request may incur a fee for services rendered.

Can I add another AARP Mutual Fund to my existing account?

Yes, you may open another AARP Mutual Fund at any time. Your new fund will have the same account number and registration as your existing fund(s).

When are redemptions processed?

Redemption requests received before the regular close of trading on the Exchange (normally 4:00 p.m. Eastern time) will be processed on the same day at that night's closing share price.

When can I expect to receive my money?

If you purchase shares by check or by phone and then redeem them by letter within seven business days of the purchase, the redemption proceeds may be held until the purchase check has cleared, but then your redemption proceeds will be mailed to you promptly.

Are there any purchase restrictions?

AARP Mutual Funds do not permit a pattern of frequent purchases and sales in response to short-term changes in share price. (This restriction does not apply to AARP Money Funds. AARP Mutual Funds and Scudder Investor Services, Inc. reserve the right to reject purchases or exchanges for any reason.)


                                   PROSPECTUS

SERVICE PROVIDERS OF THE AARP MUTUAL FUNDS
================================================================================

Legal Counsel

Dechert Price & Rhoads,
Washington, D.C.

Independent Accountants

Price Waterhouse LLP, Boston, MA

Underwriter

Scudder Investor Services, Inc., Two International Place, Boston, MA (a subsidiary of the Fund Manager) is principal underwriter of the AARP Mutual Funds.

Scudder Investor Services, Inc. offers for sale and confirms as agent all purchases of shares of the AARP Mutual Funds.

Custodians

Brown Brothers Harriman & Co., Boston, MA
State Street Bank and Trust Company, Boston, MA

Fund Accounting Agent

Scudder Fund Accounting Corporation, Two International Place, Boston, MA (a subsidiary of the Fund Manager) is responsible for determining the daily net asset value per share and maintaining the general accounting records of the AARP Mutual Funds.

Transfer and Dividend-Disbursing Agent

Scudder Service Corporation, P.O. Box 2540, Boston, MA 02208-2540 (a subsidiary of the Fund Manager)

Investment Adviser

Scudder Kemper Investments, Inc., Two International Place, Boston, MA is investment adviser for the AARP Mutual Funds.

Subadviser

Bankers Trust Company, One Bankers Trust Plaza, New York, NY, is Subadviser for the AARP U.S. Stock Index Fund.


                                   PROSPECTUS

TRUSTEES AND OFFICERS
================================================================================

CAROLE LEWIS ANDERSON, Trustee; President, MASDUN Capital Advisors; Principal, Suburban Capital Markets, Inc.; Director, VICORP Restaurants, Inc.; Trustee, Hasbro Children's Foundation and Mary Baldwin College; Member of the Board, Association for Corporate Growth of Washington, D.C. (1993-1996).

ADELAIDE ATTARD, Trustee; Consultant, Gerontology Commissioner, County of Nassau, New York, Department of Senior Citizen Affairs (1971-1991), Member, NYC Department of Aging Advisory Council; Chairperson, Federal Council on Aging (1981-1986).

ROBERT N. BUTLER, M.D., Trustee; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health.

ESTHER CANJA, Trustee; Vice President, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Chair, Board Operations Committee; AARP State Director of Florida (1990-1992). (AARP Managed Investment Portfolios Trust and AARP Income Trust only.)

LINDA C. COUGHLIN*, Chairman and Trustee; Managing Director, Scudder Kemper Investments, Inc., Director and Senior Vice President, Scudder Investor Services, Inc.

HORACE B. DEETS, Vice Chairman of each Trust and Trustee or AARP Cash Investment Funds and AARP Tax Free Income Trust only; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

EDGAR R. FIEDLER, Trustee; Vice President and Economic Counselor, The Conference Board, Inc.

EUGENE P. FORRESTER, Trustee; Lt. General (Retired) U.S. Army; International Trade Counselor; Consultant.

GEORGE L. MADDOX, JR., Trustee; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

ROBERT J. MYERS, Trustee; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Formerly Chairman, Commission on Railroad Retirement Reform.

JAMES H. SCHULZ, Trustee; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center on Aging, Florence Heller School, Brandeis University.

GORDON SHILLINGLAW, Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business.

JEAN GLEASON STROMBERG, Trustee; Consultant; Director, Financial Institutions Issues, U.S. General Accounting Office (11/96 - 9/97); Partner, Fulbright & Jaworski - law firm (1978 - 1996).


                                   PROSPECTUS

WILLIAM GLAVIN*, Vice President

JOHN HEBBLE*, Assistant Treasurer

THOMAS W. JOSEPH*, Vice President

THOMAS F. McDONOUGH*, Vice President and Assistant Secretary

JAMES W. PASMAN*, Vice President

KATHRYN L. QUIRK*, Vice President, Treasurer and Secretary

HOWARD SCHNEIDER*, Vice President

CORNELIA M. SMALL*, President

*Scudder Kemper Investments, Inc.


                                   PROSPECTUS

                                      NOTES


                                   PROSPECTUS

                                      NOTES


                                   PROSPECTUS

                                      NOTES


                                   PROSPECTUS

                                      NOTES


                                   PROSPECTUS

                                      NOTES


                                   PROSPECTUS
                                       96

                      AARP INVESTMENT PROGRAM FROM SCUDDER

                           AARP Cash Investment Funds:
                          AARP HIGH QUALITY MONEY FUND

                               AARP Income Trust:
                     AARP HIGH QUALITY SHORT TERM BOND FUND
                        AARP GNMA and U.S. TREASURY FUND
                            AARP BOND FUND FOR INCOME

                           AARP Tax Free Income Trust:
                      AARP HIGH QUALITY TAX FREE MONEY FUND
                     AARP INSURED TAX FREE GENERAL BOND FUND

                               AARP Growth Trust:
                        AARP BALANCED STOCK AND BOND FUND
                           AARP GROWTH AND INCOME FUND
                           AARP U.S. STOCK INDEX FUND
                             AARP GLOBAL GROWTH FUND
                            AARP CAPITAL GROWTH FUND
                    AARP INTERNATIONAL GROWTH AND INCOME FUND
                          AARP SMALL COMPANY STOCK FUND

                    AARP Managed Investment Portfolios Trust:
                  AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
                        AARP DIVERSIFIED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1998

--------------------------------------------------------------------------------

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Prospectus for all fifteen of the above Funds, dated February 1, 1998, as amended from time to time, copies of which may be obtained without charge by writing to the AARP INVESTMENT PROGRAM FROM SCUDDER, P.O. Box 2540, Boston, Massachusetts 02208-2540 or by calling 1-800-253-2277.

                                TABLE OF CONTENTS

                                                                            Page

AARP INVESTMENT PROGRAM FROM SCUDDER...........................................1
      Summary of Advantages and Benefits.......................................1

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES..................................3
      AARP Money Fund..........................................................3
      AARP Income Funds........................................................5
      AARP Tax Free Income Funds...............................................8
      AARP Growth Funds.......................................................13
      AARP Managed Investment Portfolios......................................18
      Special Investment Policies of the AARP Funds...........................19
      General Investment Policies of the AARP Funds...........................35
      Investment Restrictions.................................................35

PURCHASES.....................................................................41
      General Information.....................................................41
      Checks..................................................................41
      Share Price.............................................................41
      Share Certificates......................................................42
      Direct Deposit Program..................................................42
      Wire Transfers..........................................................42
      Holidays................................................................42
      Other Information.......................................................42

REDEMPTIONS...................................................................43
      General Information.....................................................43
      Redemption by Telephone.................................................43
      Redemption by Mail or Fax...............................................44
      Redemption by Checkwriting..............................................45
      Redemption-in-Kind......................................................45
      Other Information.......................................................45

EXCHANGES.....................................................................45

TRANSACT BY PHONE.............................................................46
      Purchasing Shares by Transact by Phone..................................47
      Redeeming Shares by Transact by Phone...................................47

FEATURES AND SERVICES OFFERED BY THE FUNDS....................................47
      Automatic Dividend Reinvestment.........................................47
      Distributions Direct....................................................47
      Reports to Shareholders.................................................47
      Consolidated Statements.................................................48

RETIREMENT PLANS..............................................................48
      AARP No-Fee Individual Retirement Account ("AARP No-Fee IRA")...........48
      AARP Keogh Plan.........................................................49

OTHER PLANS...................................................................50
      Automatic Investment....................................................50
      Automatic Withdrawal Plan...............................................50
      Direct Payment of Regular Fixed Bills...................................50

DIVIDENDS AND YIELD...........................................................51
      Performance Information: Computation of Yields and Total Return.........52
      Taking a Global Approach................................................59

TRUST ORGANIZATION............................................................59

                                                                            Page

MANAGEMENT OF THE FUNDS.......................................................61
      Personal Investments by Employees of Scudder............................67

TRUSTEES AND OFFICERS.........................................................67

REMUNERATION..................................................................72

DISTRIBUTOR...................................................................74

TAXES.........................................................................75

BROKERAGE AND PORTFOLIO TURNOVER..............................................79
      Brokerage Commissions...................................................79
      Portfolio Turnover......................................................81

NET ASSET VALUE...............................................................82
      AARP Money Funds........................................................82
      AARP Non-Money Market Funds.............................................82

ADDITIONAL INFORMATION........................................................83
      Experts.................................................................83
      Shareholder Indemnification.............................................83
      Ratings of Corporate Bonds..............................................84
      Ratings of Commercial Paper.............................................84
      Ratings of Municipal Bonds..............................................84
      Other Information.......................................................85
      Tax-Exempt Income vs. Taxable Income....................................88

FINANCIAL STATEMENTS..........................................................89

                      AARP INVESTMENT PROGRAM FROM SCUDDER

      The AARP Investment Program from Scudder (the "Program") was developed by the American Association of Retired Persons ("AARP") to provide an array of conservatively managed investment options for its members. Today's financial markets present an enormous, ever-changing selection of investments suited for investors with varying needs. AARP, a non-profit organization dedicated to improving the quality of life, independence and dignity of older people, has undertaken to help its members by designing an investment program which attempts to satisfy the investment and retirement planning needs of most of its members, whether they are experienced investors or savers who have never invested at all. As with any program with the "AARP" name, the Program includes special benefits as described in the combined prospectus for five trusts -- AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust, and AARP Managed Investment Portfolios Trust (the "Trusts"), dated February 1, 1998 (the "Prospectus"). AARP endorses this program which was developed with the assistance of Scudder, Stevens & Clark, Inc., now Scudder Kemper Investments, Inc., ("the Fund Manager" or "Scudder"), a firm with over 75 years of investment counseling and management experience. Scudder was selected after an extensive search among qualified candidates, and provides the Program with continuous and conservative professional investment management. (See "MANAGEMENT OF THE FUNDS.")

      Each of the Trusts is an open-end, diversified management investment company authorized to issue its shares of beneficial interest in separate series ("the Funds"). A total of 15 Funds are currently offered by the five Trusts. The differing investment objectives of the 15 Funds in the Program provide AARP members with a variety of sensible investment alternatives, and by matching their own objectives with those of the different AARP Funds, AARP members may design an investment program to meet their personal needs. Not all your money is the same. There is short-term money, for example money needed for your regular budgeting and for emergencies, and there is money which can be invested for the longer term. It is generally thought that three months of income/expenses should be set aside in a savings account or money market fund to cover short-term needs. The Program is designed to offer alternatives to keeping all of your money in short-term fixed price investments like money market funds, insured short-term savings accounts and insured six-month certificates of deposit. The AARP Money Funds provide a taxable and a tax free alternative for short-term monies and the AARP Income Funds, the AARP Insured Tax Free General Bond Fund and the AARP Growth Funds provide a range of choices for longer term investment dollars and the AARP Managed Investment Portfolios provide diversification of investment by investing in a select mix of AARP Funds.

      Master/feeder structure. Each Trust's Board of Trustees approved a proposal which gives the respective Board of Trustees the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Summary of Advantages and Benefits

o Experienced Professional Management: Scudder Kemper Investments, Inc., provides investment advice to the Funds.

o AARP's Commitment: the Program was designed with AARP's active participation to provide strong, ongoing representation of the members' interests and to help ensure a high level of service.

o Wide Selection of Investment Objectives: you can emphasize money market returns and liquidity, income, tax-free income, growth, or any combination.

o Diversification: you may benefit from investing in one or more large portfolios of carefully selected securities.

o $2000 Minimum Starting Investment for 12 of the Funds ($500 Minimum Starting Investment for AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund and AARP GNMA and U.S. Treasury Fund): you may make additional investments in any amount at any time.

o No Sales Commissions: the AARP Funds are pure no-load(TM), so you pay no sales charges to purchase, transfer or redeem shares, nor do you pay Rule 12b-1 (i.e., distribution) fees.

o Investment Flexibility and Exchange: you may exchange among the 15 AARP Funds in the Program at any time, without charge.

o Dividends: the AARP Money Funds, the AARP Income Funds, the AARP Insured Tax Free Income Fund and the AARP Diversified Income With Growth Portfolio all pay dividends monthly, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund and the AARP U.S. Stock Index Fund are expected to pay dividends quarterly and the AARP Global Growth Fund, the AARP Capital Growth Fund, the AARP International Growth and Income Fund, the AARP Small Company Stock Fund and the AARP Diversified Growth Portfolio pay dividends, if any, annually.

o Automatic Dividend Reinvestment: you may receive dividends by check or arrange to have them automatically reinvested.

o Readily Available Account, Price, Yield and Total Return Information: the yield for the AARP Money Funds is quoted weekly and the net asset value of each other Fund is quoted daily in the financial pages of leading newspapers. You may also dial our automated Easy-Access Line, toll-free, 1-800-631-4636 for recorded account information, share price, yield and total return information, 7 days a week.

o Convenience and Efficiency: simplified investment procedures save you time and help your money work harder for you.

o Liquidity: on any business day (subject to a 7 day waiting period for investment checks to clear), you may request redemption of your shares at the next determined net asset value, and, in the case of the AARP Money Funds, you may elect free Checkwriting and write checks for $100 or more on your account to make payments to any person or business.

o Direct Deposit Program: you may have your Social Security or other checks from the U.S. Government or any other regular income checks, such as pension, dividend, interest, and even payroll checks automatically deposited directly to your account.

o Automatic Withdrawal Plan: with a minimum qualifying balance of $10,000 in one AARP Fund, you may arrange to receive monthly, quarterly or periodic checks from your account for any designated amount of $50 or more.

o Direct Payment of Regular Fixed Bills: with a minimum qualifying balance of $10,000 in one AARP Fund, you may arrange to have your regular fixed bills that are of fixed amounts, such as rent, mortgage, or other payments of $50 or more sent directly from your account at the end of the month.

o Personal Service and Information: professionally trained service representatives help you whenever you have questions through our toll-free number, 1-800-253-2277.

o Consolidated Statements: in addition to receiving a confirmation statement of each transaction in your account, you receive, without extra charge, a convenient monthly consolidated statement. (Retirement Plan statements are mailed quarterly.) This statement contains the market value of all your holdings and a complete listing of your transactions for the statement period.

o Shareholder Handbook: the Shareholder Handbook was created to help answer many of the questions you may have about investing in the Program.

o IRA Shareholder Handbook: The IRA Shareholder Handbook was created to help answer many of the questions you may have about investing in the no-fee AARP IRA.

o A Glossary of Investment Terms: the Glossary defines commonly used financial and investment terms.

o Newsletter: every month, shareholders receive our newsletter, Financial Focus (retirement plan shareholders receive a special edition of Financial Focus on a quarterly basis) which is designed to help keep you up to date on economic and investment developments, and any new financial services and features of the Program.

      This Statement of Additional Information supplements the Prospectus, and provides more detailed information about the Trusts and the Funds.

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

AARP Money Fund

      (See "AARP High Quality Money Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

      The AARP Funds offer a choice of a taxable and a tax free money fund for small savers, big savers and people looking for a way to invest. People who earn a relatively low interest rate in an insured bank savings account, who have to make withdrawals or deposits in person or whose money isn't easily accessible may find that the AARP Money Funds can help.


      AARP High Quality Money Fund. The Fund is designed to provide current income. In doing so, the Fund seeks to maintain stability and safety of principal and a constant net asset value of $1.00 per share while offering liquidity. There may be circumstances under which this goal cannot be achieved. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions. The AARP High Quality Money Fund is a separate series of AARP Cash Investment Funds and is the only Fund currently offered by that Trust. Additional series of the Trust may be offered in the future. From investments in high quality securities, the Fund is designed to provide current income. The Fund invests in securities with remaining maturities of 397 calendar days or less, except in the case of U.S. Government securities, which may have maturities of up to 762 calendar days. The average dollar-dollar-weighted maturity of its investments is 90 days or less. The investment policies and restrictions of the Fund are described as follows:


      To provide safety and liquidity, the investments of the AARP High Quality Money Fund are limited to those that at the time of purchase are rated, or judged by the Fund Manager to be the equivalent of those rated, within the two highest credit ratings ("high quality instruments") by one or more rating agencies such as: Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service ("Fitch"). In addition, the Fund Manager seeks through its own credit analysis to limit investments to high-quality instruments presenting minimal credit risks. If a security ceases to be rated or is downgraded below the second highest quality rating indicated above, the Fund will promptly dispose of the security, unless the Trustees determine that continuing to hold such security is in the best interests of the Fund. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies. Amendments have been proposed to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. If the amendments are adopted the Fund intends to comply with such new requirements.

      Securities eligible for investment by the Fund include "first tier securities" and "second tier securities." "First tier securities" are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security). Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of the Fund's investments, as a matter of non-fundamental policy the Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

      The Fund purchases high quality short-term securities consisting of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and their foreign branches, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions; instruments whose credit has been enhanced by: banks (letters of credit), insurance companies (surety bonds), or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; municipal securities including notes, bonds and participation interests, either taxable or tax-free, as described in more detail for the AARP High Quality Tax Free Money Fund; securities with put features; and repurchase agreements. The Fund may hold cash, which does not earn interest, to facilitate stabilizing its net asset value per share and for liquidity purposes.

      Commercial paper at the time of purchase will be rated, or judged by the Fund Manager under the supervision of the Trustees, to be the equivalent of securities rated, A-1 or higher by S&P, Prime-1 or higher by Moody's or F-1 or higher by Fitch. Investments in other corporate obligations, such as bonds or notes, will be limited to securities rated, or judged by the Fund Manager to be the equivalent of securities rated, AA or higher by S&P or Fitch or Aa or higher by Moody's. Obligations which are the subject of repurchase agreements will be limited to those of the type described above. Shares of this Fund are not insured or guaranteed by the U.S. Government.

      The Fund may invest in certificates of deposit and bankers' acceptances of large domestic banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and their foreign branches and of smaller banks as described below. These as well as all other investments of the Fund must be U.S. dollar denominated. The Fund will not invest in certificates of deposit or bankers' acceptances of foreign banks without additional consideration by and the approval of the Trustees of the Trust. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

      Investment in certificates of deposit and bankers' acceptances issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks. Such investment risks include the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

      The Fund may also invest in certificates of deposit issued by banks which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's net assets (taken at current value) are invested in certificates of deposit and bankers' acceptances of banks having total assets not in excess of $1 billion.

      The Fund may enter into repurchase agreements with member banks of the Federal Reserve System whose creditworthiness has been determined by the Fund Manager to be equal to that of issuers of commercial paper rated within the two highest grades. See "Repurchase Agreements" under "Special Investment Policies of the AARP Funds."

AARP Income Funds

      ("AARP High Quality Short Term Bond Fund," See "AARP GNMA and U.S. Treasury Fund," "AARP Bond Fund for Income," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND

RISK FACTORS" in the Prospectus.) Each of the Funds seeks to earn a high level of income consistent with its investment policies.


      AARP High Quality Short Term Bond Fund. The Fund is designed to produce a high level of current income but with less risk of loss to the Fund's portfolio than other short-term bond mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in high-quality, short-term U.S. Government, corporate and other fixed-come securities. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions. Consistent with investments primarily in high quality securities, the Fund seeks to provide a high level of income and to keep the value of its shares more stable than that of a long-term bond. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many long-term bond funds, although its yield may be lower. Due to the greater market price risk of its securities, the Fund may have a more variable share price than the AARP GNMA and U.S. Treasury Fund. It is also possible that the Fund may provide a higher level of income than the AARP GNMA and U.S. Treasury Fund.


      Under normal circumstances the Fund will invest substantially all, and no less than 65%, of its assets invested in high quality U.S. government, corporate and other fixed-income securities. It may purchase any investments eligible for the AARP GNMA and U.S. Treasury Fund corporate notes and bonds, as obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Bank, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. In addition, it may purchase obligations of international agencies such as the International Bank for Reconstruction and Development, the Inter-American Development Bank and the Asian Development Bank. Other eligible investments include U.S. dollar-denominated foreign debt securities (such as U.S. dollar denominated debt securities issued by the Dominion of Canada and its provinces), foreign government bonds denominated in foreign currencies, trust preferred securities, mortgage-backed and other asset-backed securities, and money market instruments such as commercial paper, bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks.

      Except for limitations in the Fund's investment restrictions, there is 20% limit on foreign currency-denominated investments, 5% foreign currency as to the proportions of the Fund which may be invested in any of the eligible investments. However, it is a policy of the Fund that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry. (See "Investment Restrictions," herein.)

      Portfolio Quality. The policies of AARP High Quality Short Term Bond Fund are designed to provide a portfolio that combines primarily high quality securities with investments that attempt to reduce its market price risk. In fact, according to information provided by Morningstar, Inc.*, (but under former fund name) the Fund has one of the highest quality standards of any general bond Fund currently available. No purchase will be made if, as a result thereof, less than 65% of the Fund's net assets would be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest grades assigned by any of the nationally-recognized rating services including Moody's or S&P, or (c) if not rated, are judged at the time of purchase by the Fund Manager, subject to the Trustees' review, to be of a quality comparable to those in the two highest ratings described in (b) above. All of the debt obligations in which the Fund invests will, at the time of purchase, be rated investment-grade or higher by Moody's (Aaa, Aa, A, and Baa) or S&P (AAA, AA, A, and BBB) or, if not rated, will be judged to be of comparable quality by the Fund Manager. At least 65% of the Fund's assets must be in securities rated in the two highest rating categories by Moody's or S&P. The Fund may invest up to 20% of its assets in bonds rated Baa by Moody's or rated BBB by S&P. Securities rated Baa by Moody's or BBB by S&P are neither highly protected nor poorly secured. These securities normally pay higher yields

--------
* [TO BE UPDATED] Morningstar proprietary rankings reflect historical risk-adjusted performance and are calculated as of 3/31/97. 1919, 1076 and 601 Equity Funds, 1172, 630 and 258 Taxable Bond Funds and 1237, 601 and 267 Municipal Bond Funds were rated for the 3-, 5-, and 10-year periods, respectively. The ratings are subject to change each month. Morningstar ratings are calculated from the Funds' 3-, 5-, and 10-year average annualized total returns in excess of 90-day T-Bill returns, with appropriate adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The Funds' 3-,5-, and 10-year ratings are 5, 5, and 4 stars, respectively. Those funds receiving 5 Stars are in the top 10% of their investment category, while the top 22.5% of funds that Morningstar evaluates receive 4 Stars. Past performance is not a guarantee of future results.

and are regarded as having adequate capacity to repay principal and pay interest but involve potentially greater price variability than higher-quality securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. The Fund does not purchase securities rated below investment-grade, commonly known as "junk" bonds. (See "ADDITIONAL INFORMATION--Ratings of Corporate Bonds.")

      Variations of Maturity. In an attempt to capitalize on the differences in total return from securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Fund Manager's expectations of changes therein.

      Foreign Securities. The AARP High Quality Short Term Bond Fund may invest, without limit, in U.S. dollar-denominated foreign debt securities (including U.S. dollar-denominated debt securities issued by the Dominion of Canada and its provinces and other debt securities which meet the Fund's criteria applicable to its domestic investments), and in certificates of deposit issued by foreign branches of United States banks, to any extent deemed appropriate by the Fund Manager. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the Fund's total assets will be represented by a given foreign currency.


AARP GNMA and U.S. Treasury Fund. The Fund is designed to produce a high level of current income but with less risk of loss to the Fund's portfolio than other GNMA mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing in high-quality Government National Mortgage Association (GNMA) securities and U.S. Treasury bills, notes and bonds issued or backed by the full faith and credit of the U.S. Government. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions. AARP GNMA and U.S. Treasury Fund is designed for investors who are seeking high current income from high quality securities and who wish to receive a degree of protection from bond market price risk. The Fund's investment objective is to produce a high level of current income and to keep the price of its shares more stable than that of a long-term bond. The Fund pursues this objective by investing principally in U.S. Government-guaranteed GNMA securities and U.S. Treasury obligations. The Fund has been designed with the conservative, safety-conscious investor in mind. Of the three funds in the AARP Income Trust, the AARP GNMA and U.S. Treasury Fund is the most conservative choice. Although past performance is no guarantee of future performance, historically, this Fund offers higher yields than such short-term investments as insured savings accounts, insured six month certificates of deposit and fixed-price money market funds.

      The Fund invests in U.S. Treasury bills, notes and bonds; other securities issued or backed by the full faith and credit of the U.S. Government, including, but not limited to, Government National Mortgage Association ("GNMA") mortgage-backed securities, Merchant Marine Bonds guaranteed by the Maritime Administration and obligations of the Export-Import Bank; financial futures contracts with respect to such securities; options on either such securities or such financial futures contracts; and bank repurchase agreements. At least 65% of the Fund's net assets will be directly invested in U.S. Treasury obligations, including GNMAs. The Fund will make long-term investments but will also attempt to dampen its price variability in comparison to that of a long-term bond by including short-term U.S. Treasury securities in its portfolio. The Fund may also utilize hedging techniques involving limited use of financial futures contracts and the purchase and writing (selling) of put and call options on such contracts. Under certain market conditions, these strategies may reduce current income. At any time the Fund may have a substantial portion of its assets in securities of a particular type or maturity. The Fund may also write covered call options on portfolio securities and purchase "when-issued" securities.


      GNMA Mortgage-Backed Securities ("GNMAs"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration
(FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government. This is not, however, a guarantee related to the Fund's yield or the value of your investment principal.

      As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments including prepayments are passed through to the holder of the security (in this case, the Fund).

      The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Fund Manager, in determining the attractiveness of GNMAs relative to alternative fixed-income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

      Some investors may view the Fund as an alternative to a bank certificate of deposit (CD). While an investment in the Fund is not federally insured, and there is no guarantee of price stability, an investment in the Fund--unlike a CD--is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties, and may provide a higher yield.


      AARP Bond Fund for Income. The Fund is designed to produce a high level of current income but with less risk of loss to its portfolio than other long-term bond mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in short-, medium- and long-term investment-grade debt securities. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.


      In pursuit of its investment objectives, under normal market conditions, the Fund invests at least 65% of its assets in investment-grade debt securities. Investment-grade securities are rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by S&P, or, if unrated, are of equivalent quality as determined by the Fund Manager. The Fund may invest up to 35% of its assets in securities rated Ba or B by Moody's or BB or B by S&P, but no more than 10% of the Fund's assets may be invested in securities rated B by Moody's or S&P. These two grades of securities are considered to be below investment grade. Below investment-grade securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and have more price volatility than securities in higher rating categories.

      The Fund may invest in U.S. Treasury and Agency securities, corporate bonds and notes, trust preferred securities, mortgage-backed and other asset-backed securities, dollar-denominated debt of international agencies or investment-grade foreign institutions, and money market instruments such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the fund's total assets will be represented by a given foreign currency. The Fund may also purchase "when-issued" securities and invest in repurchase agreements.

      For temporary defensive purposes, the Fund may invest without limit in money market and short-term instruments or invest all or a substantial portion of its assets in high quality domestic debt securities when the Fund Manager deems such a position advisable in light of economic or market conditions.

      Risks. The Fund can invest a limited portion of assets in below investment-grade securities, sometimes referred to as "junk" bonds. Investing in high yielding, lower-quality bonds involves various types of risks including the risk that issuers of bonds held in the portfolio will not make timely payment of either interest or principal or may default entirely. This risk of default can increase with changes in the financial condition of a company or with changes in the U.S. economy, such as a recession. Compared to investing in higher quality issues, high yield bond investors may be rewarded for the additional risk of high yield bonds through higher interest payments and the opportunity for greater capital appreciation.

AARP Tax Free Income Funds

      (See "AARP High Quality Tax Free Money Fund," "AARP Insured Tax Free General Bond Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)


      AARP High Quality Tax Free Money Fund. The Fund is designed to provide current income free from federal income taxes. In doing so, the Fund seeks to maintain stability and safety of principal and a constant net asset value of $1.00 per share while offering liquidity. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions. The AARP High Quality Tax Free Money Fund is a separate series of AARP Tax Free Income Trust. From investments in high quality municipal securities, the Fund is designed to provide current income free from federal income taxes. The Fund also seeks to maintain stability and safety of principal, while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved. Such securities may mature no more than 397 calendar days or less from the date the purchase is expected to be settled by the Fund, with a weighted average maturity of 90 days or less.


      The Fund will invest in municipal securities which are rated at the time of purchase within the two highest quality ratings of rating agencies such as:
Fitch -- AAA and AA, F1 and F2, or Moody's -- Aaa and Aa, or within Moody's short-term municipal obligations top ratings of MIG 1 and MIG 2 and P1, or S&P -- AAA/AA and SP1+/SP1, A1+ and A1 -- all in such proportions as management will determine. Securities must be so rated by at least two agencies or by at least one, if only one has rated the security. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if other equal or junior municipal securities of the same issuer are rated and their ratings are within the foregoing ratings of Fitch, Moody's or S&P. The Fund may also invest in municipal securities which are unrated if, in the opinion of the Fund Manager, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest. For a description of ratings, please see "Additional Information." Shares of this Fund are not insured or guaranteed by the U.S. Government.

      Subsequent to its purchase by the AARP High Quality Tax Free Money Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Fund will dispose of any such security unless the Board of Trustees of the Fund determines that such disposal would not be in the best interests of the Fund.

      As a fundamental policy, under normal circumstances, at least 80% of the net assets of AARP High Quality Tax Free Money Fund will be invested in tax-exempt securities. Although the Fund normally intends to ensure that all income to shareholders will be exempt from federal income tax, there can be no assurance that this goal will be achieved or that income to shareholders which is federally tax exempt will be exempt from state and local taxes.

      From time to time on a temporary basis or for defensive purposes, the Fund may, subject to its investment restrictions, hold cash and invest in taxable investments consisting of: (1) other obligations issued by or on behalf of municipal or corporate issuers; (2) U.S. Treasury notes, bills and bonds; (3) obligations of agencies and instrumentalities of the U.S. Government; (4) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances; and (5) repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price) with respect to any of the obligations which the Fund is permitted to purchase. The Fund will not invest in instruments issued by banks or savings and loan associations unless at the time of investment such issuers have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Commercial paper investments will be limited to commercial paper rated A1+ and A1 by S&P, Prime-1 by Moody's or F-1 by Fitch. The Fund may hold cash or invest temporarily in taxable investments due, for example, to market conditions or pending investment of proceeds of subscriptions for shares of the Fund or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the Fund expects to invest such proceeds in municipal securities as soon as practicable. Interest income from temporary investments may be taxable to shareholders as ordinary income.

      Maintenance of Constant Net Asset Value Per Share. The Trustees of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund have determined that it is in the best interests of the Funds and their shareholders to maintain the net asset value of the Funds' shares at a constant $1.00 per share. In order to facilitate the maintenance of a constant $1.00 net asset value per share, the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund operate in accordance with a rule of the Securities and Exchange Commission (the "SEC"). In accordance with that rule, the assets of the Funds consist entirely of cash, cash items, and high quality U.S. dollar-denominated investments which have minimal credit risks and which have a remaining maturity date of not more than 397 days from date of purchase (except that the AARP High Quality Money Fund may invest in U.S. Government securities having maturities of up to 762 days). The average dollar-weighted maturity of each Fund is varied according to money market conditions, but may not exceed 90 days. The maturity of a portfolio security shall be the period remaining until the date stated in the security for payment of principal or such earlier date as it is called for redemption, except that a shorter period shall be used for Variable and Floating Rate Instruments in accordance with and subject to the conditions contained in the Rule.

      The Trustees have established procedures reasonably designed to stabilize the price per share of the Funds at $1.00, as computed for the purposes of sales, repurchases and redemptions, taking into account current market conditions and each Fund's investment objectives. Such procedures, which the Trustees review annually, include specific requirements designed to assure that issuers of the Funds' securities continue to meet high standards of creditworthiness. The procedures also establish certain requirements concerning the quality and maturity of the Fund's investments. Finally, the procedures require the determination, at such intervals as the Trustees deem appropriate and reasonable, of the extent, if any, to which a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share. Market quotations and market equivalents used in making such determinations may be obtained from an independent pricing service approved by the Trustees. Such determinations will be reviewed periodically by the Trustees.

      If at any time it is determined that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of a Fund, certain corrective actions may be taken, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce the number of outstanding shares of a Fund on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. The Funds may hold cash for the purpose of stabilizing their net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the shares of the Funds.

      The net income of the Funds is declared as dividends to shareholders daily and distributed monthly in shares of the Funds unless payment is requested in cash.


      AARP Insured Tax Free General Bond Fund. The Fund is designed to produce a high level of current income free from federal income taxes but with less risk of loss to its portfolio than other insured tax-free bond mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in quality, federally tax-exempt municipal securities that are insured to protect against default by the municipality. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions. The AARP Insured Tax Free General Bond Fund is a separate series of AARP Tax Free Income Trust. Securities comprising at least 65% of the total assets held by the Fund are fully insured as to face value and interest by private insurers. While longer-term securities such as those in which the Fund may invest have in recent years had higher yields, they also experience greater price fluctuation than shorter-term securities. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term municipal bonds or many long-term municipal bond funds, although its yield may be lower. Because the Fund may trade its securities, it is also free to attempt to take advantage of opportunities in the market to achieve higher current income. This opportunity is not available to unit investment trusts, which hold fixed portfolios of municipal securities.


      Under normal circumstances, at least 80% of the Fund's net assets are invested in tax-exempt securities. For this purpose, private activity bonds, the interest on which is treated as a preference item for purposes of calculating alternative minimum tax liability, will not be treated as tax exempt securities. The Fund does not intend to purchase any such private activity bonds. (See "TAXES" herein.)

      There can be no assurance that the objectives of the Fund will be achieved or that all income to shareholders which is exempt from federal income taxes will be exempt from state or local taxes. Shareholders may also be subject to tax on long-term and short-term capital gains (see "TAXES" herein).

      In addition, the market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem. In addition to investments in municipal obligations, as described below, the Fund may invest in short-term taxable U.S. Government securities and repurchase agreements backed by U.S. Government securities. The Fund also may invest in demand notes and tax-exempt commercial paper, financial futures contracts, and may invest in and write (sell) options related to such futures contracts. These investments are not insured or guaranteed or backed by the U.S. Government. Except for futures and options, which are not rated, the AARP Insured Tax Free General Bond Fund will only purchase securities rated within the top three ratings by Moody's and S&P, or the equivalent as determined by the Fund Manager, or repurchase agreements on such securities. To qualify as "within the top three ratings," a security must have such a rating due to the credit of the issuer or due to specific insurance on the security, whether acquired at issuance or by the Fund at the time of purchase. A security would not so qualify if its rating was solely the result of coverage under the Fund's portfolio insurance.

      Securities in which the Fund may invest may include: (a) a security that carries at the time of issuance, whether because of the credit of the issuer or because it is insured at issuance by an insurance company, a rating within the top three ratings; and (b) a security not rated within the top three ratings at the time of issuance but insured to maturity by the Fund at the time of purchase if, upon issuance of such insurance, the Fund Manager is able to determine that the security is now the equivalent of a security rated within the top three ratings by a nationally recognized rating agent.

      When, in the opinion of the Fund Manager, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable municipal obligations make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term investments such as U.S. Treasury notes, bills and bonds and repurchase agreements collateralized by U.S. Government securities, the interest income from which may be subject to federal income tax. Notwithstanding the foregoing, the Fund may invest more than 20% of its net assets in such taxable U.S. Treasury securities and repurchase agreements for temporary defensive purposes.

      Insurance. Insurance on at least 65% of the AARP Insured Tax Free General Bond Fund's total assets will be obtained from nationally recognized private insurers, including the following: Financial Guaranty Insurance Company ("FGIC") is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company.

      The Fund currently has portfolio insurance provided by FGIC pursuant to which it may insure securities mutually agreed to between the Fund and FGIC so long as the security remains in the Fund's portfolio. Pursuant to an irrevocable commitment, FGIC also provides the Fund with the option to obtain insurance for any security covered by the FGIC portfolio insurance, which insurance can continue if the security were to be sold by the Fund. The Fund may procure portfolio insurance from other insurers.

      At least 65% of the Fund's assets are fully insured by private insurers as to payment of face value and interest to the Fund, when due. If uninsured securities or securities not directly or indirectly backed or guaranteed by the U.S. Government are purchased and expected to be held for 60 days or more, insurance will be obtained within 30 days to ensure that 65% of the Fund's assets are insured by the issuer or arranged for by the Fund. If at least 65% of its assets are not insured securities, the Fund will obtain insurance for a portion of its U.S. Government guaranteed or backed securities so that the 65% standard is achieved.

      The Fund requires that insurance with respect to its securities provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer, the insurer will, within 30 days of notice of such default, provide to its agent or Trustee funds needed to make any such payments. Such agent or Trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security. Insurance on the Fund's securities will in some cases continue in the event the securities are sold by the Fund, while in other cases it may not.

      To the extent the Fund's insured municipal securities do not equal 65% of its total assets, the Fund will obtain insurance on such amount of its U.S. Government guaranteed or backed securities as is necessary to have 65% of the Fund's total assets insured at all times. This type of insurance will terminate when the security is sold and will involve an added cost to the Fund while not increasing the quality rating of the security.

      Insurance on individual securities, whether obtained by the issuer or the Fund, is non-cancelable and runs for the life of the security. Securities covered under the Fund's portfolio insurance are insured only so long as they are held by the Fund, though the Fund has the option to procure individual secondary market insurance which would continue to cover any such security after its sale by the Fund. Such guaranteed renewable insurance continues so long as premiums are paid by the Fund and, in the judgment of the Fund Manager, coverage should be continued. Non-payment of premiums on the portfolio insurance will, under certain circumstances result in the cancellation of such insurance and will also permit FGIC to take action against the Fund to recover premiums due it. In the case of securities which are individually insured, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer. In the case of a security covered by the Fund's portfolio insurance, the market value of such a security in the event of such default might be less unless the Fund elected to purchase secondary market insurance for it. It is the intention of the Fund Manager either to procure individual secondary market insurance for, or retain in the Fund's portfolio, securities which are insured by the Fund under portfolio insurance and which are in default or significant risk of default in the payment of principal or interest. Any such securities retained by the Fund would be held until the default has been cured or the principal and interest have been paid by the issuer or the insurer.

      Premiums for individual insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by from 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Fund's portfolio insurance on the Fund's net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower-yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Fund may purchase lower rated securities which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities which are not insured.

      Insurers have certain eligibility standards as to municipal securities they will insure. Such standards may be more or less strict than standards which would be applied for purchase of a security for the Fund. To the extent the insurers apply stricter standards, the Fund will be restricted by such standards in the purchase and retention of municipal securities.

      The Internal Revenue Service has issued revenue rulings indicating that
(a) the fact that municipal obligations are insured will not affect their tax-exempt status and (b) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Internal Revenue Code. While operation of the Fund and the terms of the insurance policies on the Fund's securities may differ somewhat from those addressed by the revenue rulings, the Fund does not anticipate that any differences will be material or change the result with respect to the Fund.

      Insurers of the Fund's municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Fund Manager reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond or portfolio insurance.

      Management Strategies. In pursuit of its investment objectives the Fund purchases securities that it believes are attractive and competitive values in terms of quality, and relationship of current price to market value. However, recognizing the dynamics of municipal bond prices in response to changes in general economic conditions, fiscal and monetary policies, interest levels and market forces such as supply and demand for various bond issues, the Fund Manager manages the Fund continuously, attempting to achieve a high level of tax-free income. The primary strategies employed in the management of the Fund are:

      Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Fund Manager's expectations of changes therein.

      Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal securities of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These temporary disparities in normal yield relationships may afford opportunities to invest in more attractive market sectors or specific issues by trading securities currently held by the Fund.

      Market Trading Opportunities. In addition to the above, the Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than 3 months) if the Fund believes that such transactions, net of costs, would further the attainment of that Fund's objectives. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to Fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Funds will be able to take advantage of them. The Fund will limit its voluntary short-term trading to the extent necessary to qualify as a "regulated investment company" under the Internal Revenue Code.

      Special Considerations: Income Level and Credit Risk. To the extent that AARP Insured Tax Free General Bond Fund holds insured municipal obligations, the income earned on its shares will tend to be less than for an uninsured portfolio of the same securities. The Fund will amortize as income, over the life of the respective security issues, any original issue discount on debt obligations (even where these are acquired in the after-market), and market discount on short-term U.S. Government securities. The Fund will elect to amortize the premium paid on acquisition of any premium coupon obligations. Since such discounts and premiums will be recognized in the Fund's accounts over the life of the respective security issues and included in the regular monthly income distributions to shareholders, they will not give rise to taxable capital gains or losses. However, a capital gain or taxable ordinary income may be realized upon the sale or maturity and payment of certain obligations purchased at a market discount.

AARP Growth Funds

      (See "AARP Balanced Stock and Bond Fund," "AARP Growth and Income Fund," "AARP U.S. Stock Index Fund," "AARP Global Growth Fund," "AARP Capital Growth Fund," "AARP International Growth and Income Fund," "AARP Small Company Stock Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)


      AARP Balanced Stock and Bond Fund. The Fund is designed to provide long-term capital growth and income but with less risk of loss to its portfolio than other balanced mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in a diversified mix of stocks with above-average dividend yields, high-quality bonds, and cash reserves. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.


      The Fund is intended to provide--through a single investment--access to a wide variety of income-oriented stocks and investment-grade bond investments. Common stocks and other equity investments provide long-term growth potential to help offset the effect of inflation on an investor's purchasing power. Bonds and other fixed-income investments provide current income and may, over time, help reduce fluctuations in the Fund's share price.

      In seeking a balance of growth and income, as well as long-term preservation of capital, the Fund invests in a diversified portfolio of equity and fixed-income securities. At least 30% of the Fund's assets will be in fixed-income securities, with the remainder of its net assets in common stocks and securities convertible into common stocks. For temporary defensive purposes, the Fund may invest without limit in cash and in other money market and short-term instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

      The Fund will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves. In reallocating investments, the Fund Manager weighs the relative values of different asset classes and expectations for future returns. In doing so, the Fund Manager analyzes, on a global basis, the level and direction of interest rates, capital flows, inflation expectations, anticipated growth of corporate profits, monetary and fiscal policies around the world, and other related factors.

      The Fund does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed-income investments are expected to occur in generally small increments within the guidelines adopted in the prospectus and this Statement of Additional Information. The Fund is designed as a conservative long-term investment.

      While the Fund emphasizes U.S. equity and debt securities, it may invest without limit in foreign securities, including depositary receipts. The Fund's foreign holdings will meet the criteria applicable to its domestic investments. Foreign securities are intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns.

      In addition, the Fund may invest in securities on a when-issued or forward delivery basis and may write (sell) covered call options on the equity securities it holds to enhance investment return and may purchase and sell options on stock indices for hedging purposes. Subject to applicable regulatory guidelines and solely to protect against adverse effects of changes in interest rates, the Fund may make limited use of financial futures contracts.

      Equity investments. The Fund can invest up to 70% of its net assets in equity securities. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, of companies that, in the Fund Manager's judgment, will offer the opportunity for capital growth and growth of earnings while providing dividends. The Fund pursues these objectives by investing primarily in common stocks and securities convertible into common stocks. Over time, a stock which produces continued earnings growth tends to produce higher dividends and stock values.

      The Fund invests in a variety of industries and companies. Changes in the Fund's portfolio securities are made on the basis of investment considerations and not for trading purposes.

      Fixed-income investments. To enhance income and stability, the Fund will have at least 30% of its net assets invested in fixed-income securities. The Fund can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. It may also purchase U.S. Government securities and obligations of federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Fund may also invest in obligations of international agencies, foreign debt securities (both U.S. and non-U.S. dollar denominated), trust preferred securities, mortgage-backed and other asset-backed securities, municipal obligations, zero coupon securities, and restricted securities issued in private placements.

      For liquidity and defensive purposes, the Fund may invest in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may also enter into repurchase agreements with respect to U.S. Government securities.

      All of the Fund's debt securities will be investment grade, that is, rated Baa or above by Moody's or BBB by S&P. Moreover, at least 75% of these securities will be high grade, that is, rated within the three highest quality ratings of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or, if unrated, judged to be of equivalent quality as determined by the Fund Manager at the time of purchase. Securities must also meet credit standards applied by the Fund Manager. Moreover, the Fund does not purchase debt securities rated below Baa by Moody's or BBB by S&P. Should the rating of a portfolio security be downgraded the Fund Manager will determine whether it is in the best interest of the Fund to retain or dispose of the security.


      AARP Growth and Income Fund. The Fund is designed to provide long-term capital growth and income but with less risk of loss to its portfolio than other growth and income mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in common stocks with above-average dividend yields and fixed-income securities convertible into common stocks. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.


      The Fund invests primarily in common stocks and securities convertible into common stocks. It also may invest in rights to purchase common stocks of companies offering the prospect for capital growth and growth of earnings while paying current dividends. The Fund may also invest in preferred stocks consistent with the Fund's objective. Over time, continued growth of earnings tends to produce higher dividends and to enhance capital value. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. For temporary defensive purposes, the Fund may also purchase high-quality money market securities (such as U.S. Treasury bills, commercial paper, certificates of deposit and bankers' acceptances) and repurchase agreements when the Fund Manager deems such a position advisable in light of economic or market conditions.


      AARP U.S. Stock Index Fund. The Fund is designed to provide long-term capital growth and income but with less risk of loss to its portfolio than an S&P 500 Index mutual fund, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by emphasizing common stocks with above-average dividend yields, while maintaining investment characteristics otherwise similar to the S&P 500 Index. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.


      The Fund attempts to remain fully invested in common stocks of S&P 500 companies. Under normal circumstances, the Fund will invest at least 95% of its assets in common stocks, futures contracts and options, primarily on the S&P 500 Index. The Fund, using a proprietary computer model, selects common stocks of S&P 500 companies that are expected to, on average, pay higher dividends than S&P 500 companies in the aggregate. In managing the Fund this way, the Fund Manager expects performance will be somewhat less volatile than that of the S&P 500 over time, and the total return will generally track the S&P 500 within 1% on an annualized basis. A tracking error of 0% would indicate perfect correlation to the Index. After the Fund's start-up phase, the portfolio will typically consist of the common stocks of between 400 to 470 of the S&P 500 companies. The Fund expects to come close to the capitalization weights of the S&P 500. Nonetheless, to enhance the yield and liquidity characteristics of the Fund and reduce transaction costs, the Fund will not exactly replicate the portfolio weights of the S&P 500 and will not hold all 500 stocks within that Index. The investment approach is "passive" in that after the dividend screening described above, there is no additional financial analysis regarding the securities held in the Fund. Under normal circumstances, the Fund may invest up to 5% of its assets in certain short-term fixed income securities including high quality money market securities such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks and bankers' acceptances, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the trust to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks included in the trust may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks. The Fund will not invest in cash reserves, futures contracts or options as part of a temporary defensive strategy, such as lowering the Fund's investment in common stocks to protect against potential stock market declines. Thus the Fund will not take specific steps to minimize losses that reflect a decline in the S&P 500. In the event that the Fund does not track within an annualized 1% total return of the S&P 500 for an extended period, the Fund Manager will consider alternative approaches.

      The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.


      AARP Global Growth Fund. The Fund is designed to provide long-term capital growth but with less risk of loss to its portfolio than other global growth mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in common stocks of established corporations in a wide variety of developed countries, including the U.S. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.


      The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. Global investing takes advantage of the investment opportunities created by the growing integration of economies around the world. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products, and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

      The Fund invests in companies that the Fund Manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic relationships. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries. Typically, it is expected that the Fund will invest in a wide variety of regions and countries, including both foreign and U.S. issues. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales, or capitalization.

      The Fund may invest in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.


      AARP Capital Growth Fund. The Fund is designed to provide long-term capital growth but with less risk of loss to its portfolio than other growth funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in a diversified mix of common stocks and fixed-income securities convertible into common stocks of established medium- and large-sized companies. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions. Through a broadly diversified portfolio consisting primarily of high quality, medium- to large-sized companies with strong competitive positions in their industries the Fund seeks to offer less share price volatility than many growth funds. It may also invest in rights to purchase common stocks, the growth prospects of which are greater than most stocks but which may also have above-average market risk. The Fund may also invest in preferred stocks consistent with the Fund's objective. The securities in which the Fund may invest are described under "AARP Capital Growth Fund" in the Prospectus.


      Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly-traded equity securities. Thus, the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the

Fund's outstanding shares (see "Investment Restrictions", herein, for majority voting requirements), that the Fund will not concentrate its investments in any particular industry. However, the Fund reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry.

      The Fund may invest in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.


      AARP International Growth and Income Fund. The Fund is designed to provide long-term capital growth and income but with less risk of loss to its portfolio than other international mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in a diversified portfolio of foreign common stocks with above-average dividend yields and foreign fixed-income securities convertible into common stocks. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions. The Fund seeks to offer long-term capital growth from a diversified portfolio of foreign equity securities, and to keep the value of its shares more stable than other international equity funds.


      The Fund generally invests in equity securities of established dividend-paying companies listed on foreign exchanges within developed foreign markets. The Fund does not invest in emerging markets, but instead focuses its investments on the 21 developed foreign countries included in the Morgan Stanley Capital International World ex USA Index. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries.

      When the Fund Manager believes that it is appropriate, the Fund may invest up to 20% of its total assets in investment-grade foreign debt securities. Such debt securities include debt securities of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit (ECU). Debt investments will be selected on yield, credit quality, and the outlooks for currency and interest rates trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the Fund Manager to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P are neither highly protected nor poorly secured. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

      For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as Canadian or U.S. government obligations or currencies, corporate debt instruments, and securities of companies incorporated in and having their principal activities in Canada or the U.S. when the Fund Manager deems such a position advisable in light of economic or market conditions.

      The Fund may make limited use of financial futures contracts and related options and may also invest in foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes.


      AARP Small Company Stock Fund. The Fund is designed to provide long-term capital growth but with less risk of loss to its portfolio compared to other small company stock mutual funds, measured by the frequency and magnitude with which total return fluctuates downward. The Fund pursues this investment objective by investing primarily in a broadly diversified portfolio of common stocks of small U.S. companies. The Fund also has an education objective to help shareholders, especially individuals planning for and living in retirement, make informed investment decisions.


      In pursuing its objective of long-term capital growth, the Fund normally remains substantially invested in the common stocks of small U.S. companies. Using a quantitative investment approach developed by the Fund Manager, the Fund focuses on equity securities of companies with market capitalization below $1 billion that, as a group, have a dividend yield higher than the average of those in the Russell 2000 Index(R) and that the Fund Manager believes are undervalued relative to the stocks in Russell 2000 Index(R). The Russell 2000 Index(R) is a widely used measure of small stock performance. The Fund will sell securities of companies that have grown in market capitalization above this level as necessary to keep the Fund focused on small companies.

      The Fund takes a diversified approach to investing in small capitalization stocks which overall have dividend yields above the average yield of the Russell 2000 Index(R). After the Fund's start-up phase, it will not be unusual for it to hold stocks of more than one hundred small companies, representing a variety of U.S. industries.

      While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or nonconvertible), rights and warrants. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and may make use of financial futures contracts and related options. The Fund may purchase and sell options or futures on stock indices for hedging purposes as a temporary investment to accommodate cash flows.

      For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

AARP Managed Investment Portfolios


      The AARP Managed Investment Portfolios are two professionally managed, diversified portfolios of the AARP Managed Investment Portfolios Trust (the "Trust"). In pursuit of its investment objective, each Portfolio invests in a select mix of the AARP Mutual Funds ("Underlying AARP Mutual Funds"). Each portfolio is designed to serve as a complete investment program or as a core part of a larger portfolio, with a goal to seek competitive returns but with less risk of loss to the Fund's portfolio than a comparable mix of stock and bond funds, measured by the amount and frequency by which total return fluctuates downward.


      AARP Diversified Income With Growth Portfolio. The Diversified Income with Growth Portfolio seeks to provide quarterly income with modest long-term appreciation. This objective is pursued by diversifying among a mix of AARP bond mutual, and to a lesser degree in AARP stock mutual funds. The AARP Mutual Funds are managed to reduce the risk of loss compared to similar mutual funds.

      AARP Diversified Growth Portfolio. The Diversified Growth Portfolio seeks to provide long-term growth of capital. This objective is pursued by diversifying among a mix of AARP stock mutual funds, and to a lesser degree in AARP bond mutual funds. The AARP Mutual Funds are managed to reduce the risk of loss compared to similar mutual funds.

      Each Portfolio may invest in any of the AARP Mutual Funds, except for those designed to provide tax-free income.

      Under normal market conditions, each of the AARP Investment Portfolios will invest within the investment ranges as described below:

o The Diversified Income With Growth Portfolio will normally invest 60-80% of total assets in AARP bond mutual funds; and 20-40% of total assets in AARP stock mutual funds; and 0-20% of total assets in cash or cash equivalents.

o The Diversified Growth Portfolio will normally invest 60-80% of total assets in AARP stock mutual funds; and 20-40% of total assets in AARP bond mutual funds and 0-20% of total assets in cash or cash equivalents.

      If, as a result of appreciation or depreciation, the percentage of each Portfolio's assets invested in the above categories exceeds or is less than the applicable range, the Fund Manager will consider, in its discretion, whether to reallocate the assets of each Portfolio to comply with the stated ranges.

      Each Portfolio will purchase or sell shares of underlying AARP mutual funds to: (a) accommodate purchases and sales of each Portfolio's shares, (b) change the percentages of each Portfolio's assets invested in each of the underlying AARP mutual funds in response to changing market conditions, and (c) maintain or modify the allocation of each Portfolio's assets in accordance with the investment mix described above. To provide for redemptions or for temporary defensive purposes, each Portfolio may invest without limit in cash or cash equivalents, including AARP money market funds, repurchase agreements, commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks.

      For information about the investment objectives of each of the underlying AARP mutual funds, please refer to the description of each underlying AARP mutual fund contained in the sections preceding this section.

Special Investment Policies of the AARP Funds

      (See "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)



Dollar Roll Transactions. Each of the Funds in the AARP Income Trust, namely AARP GNMA and U.S. Treasury Fund, AARP High Quality Short Term Bond Fund and AARP Bond Fund for Income, may enter into "dollar roll" transactions, which consist of the sale by the Funds to a bank or broker/dealers (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Funds receive a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Funds agree to buy a security on a future date.

      The Funds will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. Each Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

      Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Funds because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Funds. For example, while the Funds receive a fee as consideration for agreeing to repurchase the security, the Funds forgo the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Funds, thereby effectively charging the Funds interest on their borrowing. Further, although the Funds can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each Fund's borrowing.

      The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Funds' right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Funds are able to purchase them. Similarly, the Funds may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Funds, the security that the Funds are required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Funds' use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

      The Trustees of the Funds have adopted guidelines to ensure that those securities received are substantially identical to those sold. To reduce the risk of default, the Funds will engage in such transactions only with counterparties selected pursuant to such guidelines.

      U.S. Government Securities. U.S. Treasury securities, backed by the full faith and credit of the U.S. Government, include a variety of securities which differ in their interest rates, maturities and times of issuance.

Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

      U.S. Government agencies and instrumentalities which issue or guarantee securities include, for example, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Small Business Administration and the Federal Farm Credit Bank. Obligations of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the securities of the Federal Home Loan Bank, by the ability of the issuer to borrow from the Treasury; while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to the latter group of U.S. Government instrumentalities, as it is not obligated to do so.

      Interest rates on U.S. Government obligations which the AARP Funds may purchase may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments tend to reduce fluctuations in the market value of the securities.

      Municipal Obligations. Municipal obligations held by AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

      Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under "Fannie Mae" (the Federal National Mortgage Association) or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

      Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

      Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

      The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

      Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a Trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

      Private activity bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by an industrial or other non-governmental user.

      Securities purchased for either Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for the AARP Funds' purposes to mature at the demand date.

      There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

      An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the AARP Funds. Thus, such an issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which have not been publicly offered initially. Obligations purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The AARP Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

      For the purpose of the AARP Funds' investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Fund Manager on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

      Trust Preferred Securities. AARP Balanced Stock and Bond Fund, AARP High Quality Short Term Bond Fund and AARP Bond Fund for Income may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Funds of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

      If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Funds receive any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds, to sell their holdings.

      Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a Trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

      Each AARP Tax Free Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the AARP Funds' investment adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. Each Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or
(3) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. Neither Fund will purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Trustees that interest earned by that Fund on municipal obligations on which it holds participation interests is exempt from Federal income tax.

      A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

      Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Fund Manager to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Fund Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Fund Manager will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

      A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Fund Manager, the interest from such participations is exempt from regular federal income tax and state income tax for each state specific fund.

      Stand-by Commitments. Pursuant to an exemptive order from the SEC, each AARP Tax Free Fund may acquire "stand-by commitments," which will enable the Fund to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." Each Fund's investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

      Stand-by commitments acquired by a Fund will have the following features:
(1) they will be in writing and will be physically held by the Fund's custodian;
(2) a Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Fund Manager's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

      Each Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by a Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of its total assets calculated immediately after any stand-by commitment is acquired.

      It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

      There is no assurance that stand-by commitments will be available to a Fund nor does either Fund assume that such commitments would continue to be available under all market conditions.

      Third Party Puts. The AARP Tax Free Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of AARP High Quality Tax Free Money Fund) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or Trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

      These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments discussed above. As with any Stand-By Commitments acquired by the Funds, each Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Fund Manager intends to manage the Funds' portfolios in a manner designed to minimize any adverse impact from these investments.

      Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealers which are recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Fund Manager to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by any of the nationally-recognized rating services including Moody's and S&P, two of the most widely recognized rating services for the types of securities in which a Fund invests. A repurchase agreement, which provides a means for a Fund to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended, ("1940 Act") a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by each Fund's investment restriction applicable to loans. Each repurchase agreement entered into by a Fund requires that if the market value of the Obligation becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation, on a daily basis to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event that a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Fund could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in that transaction. The Fund Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

      Securities subject to a repurchase agreement are held in a segregated account, and the amount of such securities is adjusted so as to provide a market value at least equal to the repurchase price on a daily basis.

      Real Estate Investment Trusts. Each of the Funds in the AARP Growth Trust, as well as the AARP High Quality Short Term Bond Fund and the AARP Bond Fund for Income, may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

      Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

      Mortgage-Backed Securities and Mortgage Pass-Through Securities. The AARP High Quality Short Term Bond Fund, the AARP Bond Fund for Income, the AARP Balanced Stock and Bond Fund and the AARP Growth and Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The AARP GNMA and U.S. Treasury Fund invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The AARP High Quality Short Term Bond Fund, the AARP Bond Fund for Income, and the AARP Balanced Stock and Bond Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

      A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

      When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

      FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO"s). The AARP High Quality Short Term Bond Fund, the AARP Bond Fund for Income, and the AARP Balanced Stock and Bond Fund may invest in CMOs which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the AARP High Quality Short Term Bond Fund's, the AARP Bond Fund for Income's, and the AARP Balanced Stock and Bond Fund's investment objectives and policies, the Funds may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      The Funds may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 (the "1933 Act") may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

      The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

      Zero Coupon Securities. The AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Funds understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the Investment Company Act of 1940; therefore, the Funds intend to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Funds are "diversified" under the 1940 Act.

      The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES" herein).

      High Yield/High Risk Securities. AARP Bond Fund for Income may invest a limited amount of assets in debt securities which are rated below investment-grade, rated lower than Baa by Moody's or lower than BBB by S&P (hereinafter referred to as "lower rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the Fund Manager. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. The yields on high yield/high risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower-rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund's NAV.

      In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Fund's Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

      Loans of Portfolio Securities. Each Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the

Fund's investment adviser considers all relevant factors and circumstances including the creditworthiness of the borrower. The AARP Funds have no current intention of lending their portfolio securities.

      Securities Purchased on a "Forward Delivery" or "When-Issued" Basis. Debt securities, including municipal obligations when originally issued, are frequently offered on a "forward delivery" or "when-issued" basis and may be purchased on this basis by the AARP Money, Income and Tax Free Funds, and the AARP Balanced Stock and Bond Fund. When so offered, the price, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of securities. During the period between purchase and settlement, no payment is made on behalf of the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is the intention of each Fund to be fully invested to the extent practicable, subject to the policies stated above. While securities purchased on a forward delivery or when-issued basis may be sold prior to the settlement date, each of the above Funds intends to purchase such securities with the purpose of actually acquiring them for its portfolio unless a sale appears desirable for investment reasons. At the time the commitment to purchase a debt security on a forward delivery or when-issued basis is made, the transaction will be recorded and the value of the security will be reflected in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at settlement date. The Funds do not believe that their net asset value or income will be adversely affected by their purchase of debt securities on a when-issued or forward delivery basis. Each Fund will establish with its custodian a segregated account in which it will maintain cash, U.S. Government securities and other high-quality debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

      Futures Contracts. The AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Growth and Income Fund, the AARP U.S. Stock Index Fund and the AARP Small Company Stock Fund may each enter into financial futures contracts. Such contracts may be either based on indices of particular groups or varieties of securities ("Index Futures Contracts") or be for the purchase or sale of debt obligations ("Debt Futures Contracts"). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. Each Fund enters into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Fund. However, the costs of and possible losses from futures transactions reduce the Funds' yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

      For each Fund, the custodian places cash, U.S. government securities and other high grade debt obligations into a segregated account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the securities placed in the segregated account declines, additional cash or securities are required to be placed in the account on a daily basis so that the value of the account equals the amount of a Fund's commitments with respect to such contracts. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities and other high grade debt obligations, and partly with offsetting positions.

      An Index Futures Contract is a contract to buy or sell units of a particular index of securities at a specified future date at a price agreed upon when the contract is made. Index Futures Contracts typically specify that no delivery of the actual securities making up the index takes place. Instead, upon termination of the contract, final settlement is made in cash based on the difference between the contract price and the actual price on the termination date of the units of the index.

      A Debt Futures Contract is a binding contractual commitment which, if held to maturity, requires a Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, a Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are not normally held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

      A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

      By entering into futures contracts, a Fund seeks to establish more certainly than would otherwise be possible the effective rate of return on its portfolio securities. A Fund may, for example, take a "short" position in the futures markets by selling a Debt Futures Contract for the future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by the Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions a Fund may take a "long" position by purchasing futures contracts. This is done when the Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of the long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      Debt Futures Contracts, however, currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of a Fund's securities, limiting the ability of the Fund to hedge effectively against interest rate risk.

      Presently the only available index futures contract in which the AARP Insured Tax Free General Bond Fund might invest is the Bond Buyer Municipal Bond Index. The Fund might sell a contract based on this index in anticipation of an increase in interest rates, to attempt to offset the decrease in market value of its portfolio securities which could result. Or the Fund might purchase such a contract in the anticipation of a significant decrease in interest rates to offset the increased cost of securities it hopes to purchase in the future. No index futures contracts have yet been developed which are suitable for investment by the Funds in the AARP Income Trust.

      The investment restriction concerning futures contracts does not specify the types of index-based futures contracts into which the Funds may enter because it is impossible to foresee what particular indices may be developed and traded or may prove useful to the Funds in implementing their overall risk management strategies. For example, price trends for a particular index-based futures contract may show a significant correlation with price trends in the securities held by the Funds, or either of them, even though the securities comprising the index are not necessarily identical to those held by such Fund or Funds. In any event, the Funds would not enter into a particular index-based futures contract unless the Fund Manager determined that such a correlation existed.

      Index Futures Contracts and Debt Futures Contracts currently are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

      Options on Futures Contracts. To attempt to gain additional protection against the effects of interest rate fluctuations, each of the AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Growth and Income Fund, and the AARP Small Company Stock Fund may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price. The AARP U.S. Stock Index Fund invests its assets in futures contracts in order to invest uncommitted cash balances, to maintain liquidity or to minimize trading costs.

      A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

      The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

      A Fund may write (sell) a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

      The writing (selling) of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

      Limitations on Futures Contracts and Options on Futures Contracts. A Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund's risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options, entered into on behalf of the Fund will not exceed 5% of the fair market value of the Fund's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

      AARP Income Trust and AARP Tax Free Income Trust have received from the CFTC an interpretative letter confirming its opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act. To ensure that its futures transactions meet this definition, each Fund will enter into them for the purposes and with the hedging intent specified in CFTC regulations. It will further determine that the price fluctuations in the futures contracts used for hedging are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase, though there can be no assurance this result will be achieved. The Funds' futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold (or related put options purchased) to protect against a decline in the price of securities that a Fund owns, or futures contracts (or related call options) will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that approximately 75% of its long futures positions (purchases of futures contracts or call options on futures contracts) will be "completed"; that is, upon sale (or other termination) of these long contracts, the Fund will have purchased, or will be in the process of, purchasing, equivalent amounts of related securities in the cash market. However, under unusual market conditions, a long futures position may be terminated without the corresponding purchase of securities.

      Covered Call Options. Each of the AARP Growth Funds with the exception of the AARP U.S. Stock Index Fund and each of the AARP Income Funds may write
(sell) covered call options on their portfolio securities in an attempt to enhance investment performance. The AARP U.S. Stock Index Fund invests its assets in covered call options in order to invest uncommitted cash balances, to maintain liquidity or to minimize trading costs. The writing of covered call options by each Fund is subject to limitations imposed by certain state securities authorities. The Funds have been advised that, under the most restrictive of such limitations currently in effect, no more than 25% of a Fund's net assets may be subject to covered options. Further, such states advise that, unless an exception is granted with respect to certain transactions in debt securities and related options, such options and the securities underlying the call must both be listed on national securities exchanges.

      When a Fund writes (sells) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

      When a Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

      Purchasing Options on Stock Indices. To protect the value of their portfolios against declining stock prices, each of the AARP Growth Funds with the exception of the AARP U.S. Stock Index Fund may purchase put options on stock indices. The AARP U.S. Stock Index Fund invests its assets in options on stock indices in order to invest uncommitted cash balances, to maintain liquidity or to minimize trading costs. To protect against an increase in the value of securities that it wants to purchase, a Fund may purchase call options on stock indices. A stock index (such as the Standard & Poor's 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

      Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of both put and call options on stock indices will be subject to the Fund Manager's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Fund Manager's prediction proves to be inaccurate, a Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

      In addition, a Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the index.

      Over-the-counter options ("OTC options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its assets in illiquid securities.

      OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      Risks of Futures and Options Investments. A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate Funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

      The AARP Growth Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The Fund Manager will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The Fund Manager will monitor the creditworthiness of dealers with whom the Funds enter into such options transactions under the general supervision of the Funds' Trustees.

      Convertible Securities. Each Fund in the AARP Growth Trust, AARP High Quality Short Term Bond Fund and AARP Bond Fund for Income may invest in convertible securities. Convertible securities include convertible bonds, notes and debentures, convertible preferred stocks, and other securities that give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities entail less credit risk than the issuer's common stock because they are considered to be "senior" to common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. They may also reflect changes in value of the underlying common stock.

      Foreign Securities. All the Funds in the AARP Growth Trust may invest without limit in foreign securities. The AARP High Quality Short Term Bond Fund may invest without limit in U.S. dollar denominated foreign securities and may invest up to 20% of its assets in foreign bonds denominated in foreign currencies although no more than 5% of the Fund's total assets will be represented by a given foreign currency. The AARP Bond Fund for Income may invest without limit in U.S. dollar denominated investment-grade foreign securities and may invest up to 20% of its assets in foreign bonds denominated in foreign currencies. The AARP Money Funds may currently invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign branches of large U.S. banks.

      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions on bid to asked spreads on U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

      Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

      Forward Foreign Currency Exchange Contracts. Each of the AARP Growth Funds and the AARP High Quality Short Term Bond Fund and the AARP Bond Fund for Income may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

      The Funds may enter into foreign currency futures contracts in several circumstances. First, when the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Funds anticipates the receipt in a foreign currency of interest and dividend payments on such a security which it holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

      The Funds' activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

General Investment Policies of the AARP Funds

      Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

      The AARP Funds cannot guarantee a gain or eliminate the risk of loss. The net asset value of a non-money market Fund's shares will increase or decrease with changes in the market prices of the Fund's investments and there is no assurance that a Fund's objective(s) will be achieved.

      Except where otherwise indicated, the objectives and policies stated above may be changed by the Trustees without a vote of the shareholders.

Investment Restrictions

      The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.

      Each Fund has elected to be classified as a diversified series of an open-end investment company.

      In addition, the AARP High Quality Money Fund, AARP Balanced Stock and Bond Fund, AARP Capital Growth Fund, AARP U.S. Stock Index Fund, AARP Global Growth Fund, AARP Growth and Income Fund, AARP International Stock Fund, AARP Small Company Stock Fund, AARP Bond Fund for Income, AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, AARP High Quality Tax Free Money Fund, AARP Insured Tax Free General Bond Fund, AARP Diversified Income with Growth Portfolio and AARP Diversified Growth Portfolio may not:

(A)

      (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (4) concentrate its investments in investment companies, as the term "concentrate" is used in the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time; except that the Fund may concentrate in an underlying fund. However, each underlying fund in which each Portfolio will invest may concentrate its investments in a particular industry;

      (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (6) purchase physical commodities or contracts relating to physical commodities; or

      (7) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(B) In addition, as a matter of fundamental policy, each of AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund will:

      (1) have at least 80% of its net assets invested in securities that are exempt from Federal income tax during periods of normal market conditions.

The following restrictions are not fundamental and may be changed by a Fund without shareholder approval, in compliance with applicable law, regulation or regulatory policy.

None of the Funds may:

      (a) invest its assets in securities of other open-end investment companies, but may invest in closed-end investment companies when such purchases are made in the open market where no commission or profit to a sponsor or dealer result from such purchase other than the customary broker's commission, if after such purchase (a) a Fund would own no more than 3% of the total outstanding voting stock of such investment company, (b) no more than 5% of a Fund's total assets would be invested in the securities of any single investment company, (c) no more than 10% of a Fund's total assets would be invested in the securities of investment companies in the aggregate, or (d) all the investment companies advised by the Fund Manager would own no more than 10% of the total outstanding voting stock of any closed-end company; provided that this restriction shall not preclude acquisition of investment company securities by dividend, exchange offer or reorganization. To the extent that a Fund invests in shares of other investment companies, additional fees and expenses may be deducted from such investments in addition to those incurred by a Fund. Except in the case of the AARP Insured Tax Free Income Funds, for purposes of this limitation, foreign banks or their agencies or subsidiaries are not considered investment companies. Notwithstanding the foregoing, the AARP Managed Investment Portfolios may each invest in shares of other AARP Funds to the extent described in the current prospectus; or

None of the AARP High Quality Money Fund, the AARP High Quality Short Term Bond Fund, the AARP GNMA and U.S. Treasury Fund, the AARP High Quality Tax Free Money Fund, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP Global Growth Fund and the AARP Capital Growth Fund may:

      (b) invest in other companies for the purpose of exercising control or management.

      (c) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; and, in the case of the AARP High Quality Short

            Term Bond Fund, the AARP GNMA and U.S. Treasury Fund, the AARP Insured Tax Free General Bond Fund and the AARP Global Growth Fund in connection with entering into futures contracts and related options;

      (d) purchase or retain for a Fund the securities of any issuer if those officers and Trustees of a Trust, or partners and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

      (e) purchase from or sell to any of the officers and Trustees of a Trust, its investment adviser, its principal underwriter or the officers, directors, and partners of its investment adviser or principal underwriter, portfolio securities of a Fund;

      (f) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), including repurchase agreements maturing in more than seven days and securities which are not readily marketable if as a result more than 10% of the net assets (valued at market at purchase) would be invested in such securities;

      (g) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, and equity securities of issuers that are not readily marketable, except obligations issued or guaranteed by the U.S. Government or its agencies (or, in the case of the AARP Tax Free Income Funds, municipal securities rated by a recognized municipal bond rating service), if such purchase would cause the investments of that Fund in all such issuers to exceed 5% of the value of the total assets of that Fund;

      (h) purchase or sell real estate and real estate limited partnership interests, but this shall not prevent a Fund from investing in securities secured by real estate or interests therein; and

      (i) purchase or sell commodities, commodities contracts (except, in the case of the AARP High Quality Short Term Bond Fund, the AARP GNMA and U.S. Treasury Fund, the AARP Insured Tax Free General Bond Fund and the AARP Global Growth Fund, contracts for the future delivery of debt obligations and contracts based on debt indices) or oil, gas or other mineral exploration or development programs or leases (although it may invest in issuers which own or invest in such interests).

AARP High Quality Money Fund may not:

      (j)   purchase or sell any put or call options or any combination thereof;
            or

      (k) purchase warrants, unless attached to other securities in which the Fund is permitted to invest.

Neither the AARP High Quality Money Fund nor the AARP High Quality Tax Free Money Fund may:

      (l) pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (A)(1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of the Fund's total assets.

Neither the AARP High Quality Short Term Bond Fund nor the AARP GNMA and U.S. Treasury Fund may:

      (m) purchase warrants of any issuer, except that AARP High Quality Short Term Bond Fund can purchase warrants on a limited basis. As a result of such purchases by the Fund, no more than 2% of the value of the total assets of the Fund may be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of the Fund may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

      (n) purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell national exchange-listed covered call option contracts on national exchange-listed securities and, to the extent permitted by applicable state regulatory limits, on other debt securities owned by the Fund up to, but not in excess of, 25% of the value of the Fund's net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transaction"). In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 25% of the value of its net assets at the time such options are written. The Fund also may purchase and write options on futures contracts in the manner described under "The Funds' Investment Objectives and Policies"; or

      (o) pledge, mortgage or hypothecate its assets, (a) except to the extent that the writing of covered call options may be deemed to involve the pledge of securities against which the option is being written,
            (b) except to the extent that margin deposits on futures contracts and related options may be deemed to involve a pledge of assets to guarantee the performance of the futures obligations, and (c) except to secure borrowings permitted by subparagraph (A)(1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of the Fund's total assets.

      AARP High Quality Short Term Bond Fund has adopted a non-fundamental policy that it will not underwrite securities issued by entities regulated under
Part II of the Federal Power Act.

Neither AARP Insured Tax Free General Bond Fund nor AARP High Quality Tax Free Money Fund may:

      (p) purchase or sell any put or call options or combinations thereof, except to the extent that the acquisition of Stand-by Commitments or Participation Interests may be considered the purchase or sale of a put option and except that the AARP Insured Tax Free General Bond Fund may purchase and write options on futures contracts in the manner and to the extent described herein; or

      (q) underwrite securities issued by entities regulated under Part II of the Federal Power Act, provided that, for this purpose private activity bonds the interest on which is exempt from tax under
            Section 103 of the Internal Revenue Code of 1986 will be treated as obligations of the municipal authority or other governmental unit issuing the bonds.

AARP Insured Tax Free General Bond Fund may not:

      (r) hold for a period of more than 30 days any municipal securities maturing in 60 or more days from purchase by a Fund which are not fully insured or guaranteed directly or indirectly by the U.S. Treasury; or

      (s) pledge, mortgage or hypothecate its assets, except to the extent that margin deposits on futures contracts and related options may be deemed to be a pledge of assets to guarantee performance of such obligations, and except that, to secure borrowings permitted by subparagraph (B)(1) above, it may pledge securities having a value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets.

None of the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP Capital Growth Fund and the AARP Global Growth Fund may:

      (t) purchase or sell any put or call options or any combination thereof, except that the Funds may each purchase and sell options on stock indices in accordance with the requirements of applicable regulations. The Funds may write (sell) covered call option contracts on securities owned by the Fund up to, but not in excess of, 25% of the value of the Fund's net assets at the time such option contracts are written. The Funds may also purchase call options for the purpose of terminating their outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). In connection with the writing of covered call options, the Funds may pledge assets to an extent not greater than 25% of the value of its net assets at the time such options are written; or

      (u) purchase securities if, as a result thereof, more than 5% of the value of the net assets would be invested in restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded).

      (v) purchase warrants of any issuer if, as a result more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants acquired by the Fund in units with or attached to debt securities.

Neither the AARP Growth and Income Fund nor the AARP Capital Growth Fund may:

      (w) pledge, mortgage or hypothecate its assets, except as provided in subparagraph (t), above, and except that, to secure borrowings permitted by subparagraph (A)(1) above, it may pledge an amount not exceeding 15% of the Fund's total assets taken at cost.

AARP Global Growth Fund may not:

      (x) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

      (y) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

      (z) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (aa) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets; or

      (bb) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, or borrow other than from banks.

      "Value" for the purposes of the above fundamental and non-fundamental investment policies shall mean the value used in determining a Fund's net asset value.

      Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, the restricted activity or, in the case of AARP High Quality Money Fund and the AARP Income Funds, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

                                    PURCHASES

  (See "OPENING AN ACCOUNT" and "ADDING TO YOUR INVESTMENT" in the Prospectus.)

General Information

      Confirmations of each transaction will be sent following the transaction by Scudder Investor Services, Inc., as the AARP Funds' agent. By retaining year-to-date confirmations, an investor will have an historical record of the account activity.

Checks

      A certified check is not necessary, but checks are accepted subject to collection at full face value in United States Funds and must be drawn on a United States financial institution.

      If shares are purchased by a check which proves to be uncollectible, the Trusts reserve the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. Each Trust has the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for any loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Funds in the Program or in other Funds advised by the AARP Funds' investment adviser or an affiliate.

Share Price

      Accepted purchases for shares in all the AARP Funds will be filled at the net asset value next computed after receipt of payment by check or other means. Each Fund's net asset value per share is currently determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time), on each day the Exchange is open for trading. For AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund, Scudder Fund Accounting Corporation also determines net asset value per share as of noon Eastern time on each day the Exchange is open for trading. (See "NET ASSET VALUE," herein for additional information on how the Fund's net asset value is calculated.) Orders received after the close of regular trading will be filled at the next day's net asset value per share for the relevant Fund.

      There is no sales charge in connection with purchase of shares of any of the AARP Funds.

Share Certificates

      In order to afford ease of redemption, ownership in the AARP Funds is on a non-certificated basis. Share certificates now in a shareholder's possession may be sent to the AARP Funds' transfer agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates now in their possession until they wish to exchange or redeem such shares. See "EXCHANGING" and "ACCESS TO YOUR INVESTMENT" in the Funds' Prospectus.

Direct Deposit Program

      Investors can have Social Security or other checks from the U.S. Government or any other regular income checks such as pension, dividends, and even payroll checks automatically deposited directly to their accounts. Investors may allocate a minimum of 25% of their income checks into any AARP Fund. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

Wire Transfers

      In the case of wire purchases, failure to receive timely and complete account information will delay investment and subsequent accrual of dividends and will result in the federal funds being returned to the sender on the day following receipt by State Street Bank and Trust Company (the "custodian"). Unlike shareholders subscribing by check, purchasers who wire funds will be able to redeem shares so purchased by any method without any limitation as to the period of time such shares have been on a Fund's books.

      The bank sending federal funds by bank wire may charge for the service. Presently, Scudder Investor Services, Inc. or the AARP Funds pay a fee for receipt by the custodian of "wired funds," but the right to charge investors for this service is reserved.

Holidays

      Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the custodians are not open to receive such federal funds on behalf of a Fund.

Other Information

      All purchase payments will be invested in full and fractional shares.

      The Trusts and Scudder Investor Services, Inc., the AARP Funds' principal underwriter, each have the right to limit the amount of shares purchased of a Fund, to reject any purchase and to refuse to sell shares to any person.

      It should be noted that if purchases are made through a member of the National Association of Securities Dealers other than Scudder Investor Services, Inc., that member may, in its discretion, charge a fee for this service. It is the responsibility of the broker, not the AARP Funds, to place the purchase order by the time as of which the net asset value of the Funds is next determined.

      The Trusts may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company or personal holding company, subject to the requirements of the 1940 Act.

                                   REDEMPTIONS

              (See "ACCESS TO YOUR INVESTMENT" in the Prospectus.)

General Information

      If a shareholder redeems all shares in an account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The AARP Funds do not impose a redemption charge.

      The proceeds of redemption transactions are normally available to be mailed or wired to the designated bank account within one business day, and in any event will be available within seven calendar days, following receipt of a redemption request in good order.

      A shareholder's right to redeem shares of a Fund and to receive payment therefore may be suspended at times (a) when the Exchange is closed, other than customary weekend and holiday closings, (b) when trading on the Exchange is restricted for any reason, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) when the SEC permits a suspension of the right of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

      The Trustees may suspend or terminate the offering of shares of a Fund at any time.

Redemption by Telephone

      Redemption by telephone is not available for shares for which share certificates have been issued. Redemptions of such shares must be requested by mail as explained in the section entitled "Redemption by Mail" below.

      For other investors, the following procedures are available.

      TO ADDRESS OF RECORD: New investors automatically receive the option, without having to elect it, to redeem by telephone to their address of record for any amount up to $100,000 per Fund. Telephone Redemption to Address of Record may be used as long as the account registration address has not changed within the last 15 days. In order to decline this feature, the shareholder must notify the Program in writing. Any shareholder who refuses Telephone Redemption to Address of Record can later establish the feature with a signature guaranteed written request. This request must be done prior to utilizing this service for the first time.

      TO YOUR BANK--BY MAIL OR BY WIRE: In order to request redemptions by telephone to their bank, shareholders must have completed the telephone redemption authorization included in the enrollment form and have sent the authorization to the Program. This authorization requires designation of a bank account to which the redemption payment is to be sent. The proceeds will be mailed or wired only to the designated bank account.

      (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the enrollment form, and send it to the Program.

      (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either enter the new information on the "Telephone Option Form" which may be obtained by calling the Program, or send a signature guaranteed letter identifying the account and specifying the exact information to be changed. In each case, the letter must be signed exactly as the shareholder's name(s) appears on the account. All requests for telephone redemption should be accompanied by a voided check from the designated bank account. All signatures will require a guarantee, which can be obtained from most banks, credit unions or savings associations, or from broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the SEC. An original signature and an original signature guarantee are required for each person in whose name the account is registered. Signature guarantees by notaries public are not acceptable.

      In addition, if shares to be redeemed were purchased by check, mailing of the redemption proceeds may be delayed long enough to assure that the purchase check has cleared.

      If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve wire to the bank account designated on the application form unless a request is made that the redemption be mailed to the designated bank account. For each wire redemption, the program charges a $5.00 fee which is deducted from the proceeds of the redemption.

      Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

      The Trusts and their agents each reserve the right to modify, interrupt, suspend or terminate the telephone redemption privilege at any time, without notice. A shareholder may cancel the telephone redemption authorization upon written notice. Each Trust employs procedures including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Trust does not follow such procedures, it may be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

      Any shareholder may redeem his or her shares by writing to the Program. All written requests must be signed by at least one person on the account's registration exactly as registered. In addition, for the protection of the shareholder and to prevent fraudulent redemptions, a signature guarantee is required on all written redemption requests for over $100,000. A signature guarantee is also required on written redemption requests for any amount if the check is made payable to someone other than the registered shareholder, if the proceeds are to be forwarded to an address other than the address of record, or if the address of record has changed in the last 15 days. In order to ensure proper authorization before redeeming shares, the Program may request additional documents such as, but not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

      Redemption to Address of Record for up to $100,000 without a signature guarantee is an automatic feature of any AARP Fund account unless it has been declined by the shareholder in writing. Any shareholder who refuses this feature can later establish it with a written request containing a signature guarantee. This request must be made prior to utilizing the feature for the first time.

      Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with the signature(s) guaranteed as explained above. It is suggested that the shareholders holding certificated shares or shares registered in other than individual names contact the Program prior to requesting a redemption to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to help ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days for payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

Redemption by Checkwriting

      All new investors in the AARP Money Funds and existing shareholders of these Funds who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $1,000,000. By using one of these checks, the shareholder will receive daily dividend credit on his or her shares in either Fund until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund's books for 7 days. Shareholders who use this service may also use other redemption procedures. Both Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and it reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. An account cannot be closed using the "free Checkwriting" privilege. The Trusts, the transfer agent and the custodian each reserve the right at any time to suspend or terminate the "free Checkwriting" procedure.

Redemption-in-Kind

      The AARP Growth Trust and AARP Managed Investment Portfolios Trust reserve the right to permit the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, the AARP Global Growth Fund, AARP Capital Growth Fund, AARP International Growth and Income Fund, AARP Small Company Fund, AARP U.S. Stock Index Fund, AARP Diversified Income With Growth Portfolio and AARP Diversified Growth Portfolio, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The AARP Growth Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund of the Trust is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund at the beginning of the period.

Other Information

      The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Funds do not impose a redemption or repurchase charge. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Fund in the Program, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

      Shareholders who wish to redeem shares from Retirement Plans (see "RETIREMENT PLANS," below) should contact the Trustee or custodian of the Plan for information on proper procedures.

      The Trustees have established certain amount size requirements. For AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund and AARP GNMA and U.S. Treasury Fund, the minimum investment is $500. For all other AARP Mutual Funds, the minimum is $2,000. An account may be opened in any AARP Mutual Fund for $500 if an Automatic Investment Plan of $100 per month is established. Each Trust reserves the right to adopt a policy that if transactions at any time reduce a shareholder's account in a Fund to below the applicable minimum, the shareholder will be notified that, unless the account is brought up to at least the applicable minimum the Fund will redeem all shares and close the account by making payment to the shareholder. The shareholder has sixty days to bring the account up to the applicable minimum before any action will be taken by the Fund. Reductions in value that result solely from market activity will not trigger an involuntary redemption. No transfer from an existing to a new account may be for less than the minimums set forth above; otherwise the new account may be redeemed as described above. (This policy applies to accounts of new shareholders in a particular Fund, but does not apply to Retirement Plan Accounts.) The Trustees have the authority to increase the minimum account size.

                                    EXCHANGES

      The procedure for exchanging shares from one AARP Fund to another AARP Fund in the Program, when the account in the new AARP Fund is established with the same registration, telephone option, dividend option and address as the present account, is set forth under "EXCHANGING" in the Prospectus. If the registration data for the account receiving the proceeds of the exchange is to be different in any respect from the account from which shares are to be exchanged, the exchange request must be in writing and must contain a signature guarantee as described under "SIGNATURE GUARANTEES" in the Prospectus. If an exchange involves an initial investment in the Fund being acquired, the amount to be exchanged must be at least $2000 for non-retirement plan accounts ($500 for AARP Balanced Stock & Bond Fund, AARP Growth and Income Fund and AARP GNMA and U.S. Treasury Fund). For IRA, Keogh Plan and UGMA/UTMA accounts the amount must be $250. If the exchange is made into an existing account, there is no minimum requirement.

      Only exchange orders received between 8:00 a.m. and 4:00 p.m. Eastern time on any business day will ordinarily be accomplished at respective net asset values determined on that day. Exchange orders received after 4:00 p.m. are processed on the next business day.

      Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one AARP Fund to an existing account in another AARP Fund through the AARP Funds' Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Trusts and the Transfer Agent each reserve the right to modify, interrupt, suspend or terminate the privilege of the Automatic Exchange Program at any time, without notice.

      There is no charge to the shareholder for any exchange described above. An exchange from any AARP Fund other than the AARP Money Funds is likely to result in recognition of gain or loss to the shareholder.

      Investors currently receive the exchange privilege automatically without having to elect it. The Trusts and the AARP Funds' distributor, Scudder Investor Services, Inc., reserve the right to suspend or terminate the exchange privilege at any time. Telephone exchange may be initiated by anyone able to identify the registration of an account, but the proceeds will only be invested in another AARP Fund with the same registration. The AARP Funds employ procedures to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      All the AARP Funds in the Program into which investors may make an exchange are described in the combined Prospectus and in this Statement of Additional Information. Before making an exchange, shareholders should read the information in the Prospectus regarding the Fund into which the exchange is being contemplated.

                                TRANSACT BY PHONE

         (See "INVESTOR SERVICES--TRANSACT BY PHONE" in the Prospectus.)

      Shareholders, whose bank of record is a member of the Automated Clearing House Network (ACH) and who have enrolled in the "Transact by Phone" option, may purchase or redeem shares by telephone. Shareholders may purchase shares valued at up to $250,000 but not less than $250. Shareholders may redeem shares in an amount not less than $250.

      In order to utilize the Transact by Phone service, shareholders must have completed the Transact by Phone authorization. This authorization requires designation of a bank account from which the purchase payment will be debited or to which the redemption payment will be credited. New investors wishing to establish the Transact by Phone service can do so by completing the appropriate section on the enrollment form. Existing shareholders who wish to establish Transact by Phone will need to complete a Transact by Phone Enrollment Form. If a shareholder has previously elected the "Telephone Redemption to Bank of Record" and/or the "Automatic Investment Plan" services, the banking information must be identical for all of these services for each of the shareholder's Funds. After sending in their enrollment forms, shareholders should allow 15 days for the service to be activated. The Trusts and their agents each reserve the right to modify, interrupt, suspend or terminate the Transact by Phone service at any time, without notice.

Purchasing Shares by Transact by Phone

      To purchase shares by Transact by Phone, a shareholder should call our service people before 4:00 p.m. Eastern time. Shares will be purchased at that night's closing share price. The shareholder's bank account will be debited on the first business day following the purchase request. Requests received after 4:00 p.m. will be purchased at the next business day's closing price.

Redeeming Shares by Transact by Phone

      To redeem shares by Transact by Phone, a shareholder should call our service people before 4:00 p.m. Eastern time to receive that night's closing share price. Requests received after 4:00 p.m. will be sold at the next business day's closing price. The shareholder's bank account will be credited with redemption proceeds on the second or third business day following the redemption request.

      The AARP Funds employ procedures to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

                   (See "STATEMENTS AND REPORTS," "EXCHANGING" and "INVESTOR SERVICES" in the Prospectus.)

Automatic Dividend Reinvestment

      Investors may elect on their enrollment form whether they wish to receive any dividends from net investment income or any distributions from realized capital gains in cash or to reinvest such dividends and distributions in additional shares of the Fund paying the dividend or distribution. They may also elect to have these payments invested in shares of any other AARP Fund in the Program in which they have an account. If no election is made, dividends and distributions will be reinvested in additional shares. A change of instructions for the method of payment may be given to the Program at any time prior to a record date.

      Each distribution, whether by check or reinvested in a Fund, will include a brief explanation of the source of the distribution.

Distributions Direct

      Investors may also have dividends and distributions automatically deposited to their predesignated bank account through the AARP Funds' DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-253-2277. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Reports to Shareholders

      The AARP Funds send to shareholders at least semiannually financial statements, which are examined at least annually by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets, and financial highlights.

      Investors receive a brochure entitled Your Guide to Simplified Investment Decisions when they order an investment kit for the 15 AARP Funds which also contains a prospectus. The Shareholder's Handbook is sent to all new shareholders to help answer any questions they may have about investing. An IRA Handbook is sent to all new IRA shareholders. Every month, shareholders will be sent the newsletter, Financial Focus. Retirement plan shareholders will be sent a special edition of Financial Focus on a quarterly basis. The newsletters are designed to help you keep up to date on economic and investment developments, and any new financial services and features of the Program.

Consolidated Statements

      Shareholders with investments in two or more AARP Funds will receive, without charge, a convenient monthly Consolidated Statement. IRA and Keogh Plan accounts receive Consolidated Statements quarterly. This statement contains the market value of all holdings, a complete listing of transactions for the statement period and a summary of the shareholder's investment program for the statement period and for the year to date. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

                                RETIREMENT PLANS

      Shares of AARP High Quality Money Fund, AARP High Quality Short Term Bond Fund, AARP GNMA and U.S. Treasury Fund, AARP Bond Fund for Income, AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund, AARP Capital Growth Fund, AARP U.S. Stock Index Fund, AARP International Growth and Income Fund and AARP Small Company Stock Fund ("Eligible Funds") may be purchased in connection with several types of tax-deferred retirement plans. These plans were created for members of AARP. Each plan is briefly described below. The plans provide convenient ways for AARP members to make investments which may be tax-deductible for their retirement and have taxes on any income from their investment deferred until their retirement, when they may be in a lower tax bracket. Additional information on each plan may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts, 02208-2540, or by calling toll free, 1-800-253-2277. Investment professionals and retirement-benefits experts estimate that prospective retirees will need 70% to 80% of their current salaries during each year of their retirement, with adjustment for changes in prices during retirement, to maintain their current life-style. Investment professionals recommend diversifying investments among stock, bonds and cash-equivalents when building retirement reserves. It is advisable for an investor considering any of the plans described below to consult with an attorney or tax advisor with respect to the terms, suitability requirements and tax aspects of the plan.

AARP No-Fee Individual Retirement Account ("AARP No-Fee IRA")

      Shares of the Eligible Funds may be purchased as the underlying investment for an AARP No-Fee IRA which meets the requirements of Section 408(a) of the Internal Revenue Code. Any AARP member with earned income or wages is eligible to make annual contributions to the AARP No-Fee IRA before the year the member attains age 70 1/2. An individual may establish an AARP No-Fee IRA whether or not he or she is an active participant in another tax-qualified retirement plan, including a tax-sheltered annuity or government plan.

      AARP No-Fee IRA participants may generally contribute to an AARP No-Fee IRA up to the lesser of $2,000 or 100% of their compensation or earned income. If both a husband and wife work, each may set up an AARP No-Fee IRA before the year they attain age 70 1/2, permitting a potential maximum contribution of $4,000 per year for both persons. Alternatively, if your compensation during the taxable year exceeds your spouse's and you file a joint income tax return, you may contribute up to the lesser of $4,000 or 100% of your aggregate income to separate IRAs for yourself and your spouse, but no more than $2,000 to either IRA.

      An individual will be allowed a full deduction for contributions to an AARP No-Fee IRA only if (1) neither the individual, nor his or her spouse, if they file a joint return, is an active participant in an employer-maintained retirement plan, or (2) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($25,050 for a single individual, with a phase-out of the deduction for adjusted gross income between $25,050 and $35,000; $40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000). However, an individual not permitted to make a deductible contribution may nonetheless make a nondeductible contribution to an AARP No-Fee IRA.

      Any AARP member who is entitled to receive a qualifying distribution from a qualified retirement plan (including a tax-sheltered annuity plan) or another IRA may make a rollover contribution of all or any portion of the distribution to the AARP No-Fee IRA, either in a direct rollover or within 60 days after receipt of the distribution, whether or not the member has attained age 70 1/2. If a qualified rollover contribution is made, the distribution will not be subject to Federal income tax until distributed from the AARP No-Fee IRA; however, distributions not directly rolled over might be subject to automatic 20% federal tax withholding.

      AARP Mutual Fund Representatives are available to help you transfer your IRA to the AARP No-Fee IRA. You pay no transfer fees for this service. An AARP Mutual Fund Representative can help you with the paperwork, contact your present IRA custodian, help to transfer your funds to the AARP No-Fee IRA, and send you a confirmation when your transfer is complete.

      Earnings on the AARP No-Fee IRA are not subject to current Federal income tax until distributed; distributions are taxed as ordinary income. Withdrawals attributable to nondeductible contributions are not taxable (however, early withdrawals of such amounts are subject to penalty). The assets in an AARP No-Fee IRA may be withdrawn without penalty after the participant reaches age 59 1/2 or becomes disabled, and must begin to be withdrawn by April 1st following the taxable year in which the participant reaches age 70 1/2.

      The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

-------------------------------------------------------------------------
     Starting                      Annual Rate of Return
      Age of       ------------------------------------------------------
  Contributions           5%                10%               15%
-------------------------------------------------------------------------
        25            $253,680          $973,704        $4,091,908
        35             139,522           361,887           999,914
        45              69,439           126,005           235,620
        55              26,414            35,062            46,699

AARP Keogh Plan

      Shares of the Eligible Funds may be purchased for the AARP Keogh Plan. The AARP Keogh Plan (the "Plan") is designed as a tax-qualified retirement plan consisting of a profit sharing plan and a money purchase pension plan which can be adopted by self-employed persons who are members of AARP and by corporations whose principal shareholders are members of AARP. Self-employed persons may make annual tax-deductible contributions to the Plan equal to the lesser of $30,000 or 20% of their earned income. An adopting corporation may contribute for each employee the lesser of $30,000 or 25% of the employee's taxable compensation. No more than $150,000 (as adjusted) of earned income or taxable compensation may be taken into account, however. If the Plan is "top heavy," a minimum contribution may be required for certain employees. Additional information on contributions to the Plan is found in Your Guide to the AARP Keogh Plan.

      The Plan provides that contributions may continue to be made on behalf of participants after they have reached the age of 70 1/2 if they are still working.

      Lump sum distributions from the Plan may be eligible to be taxed for Federal income tax purposes according to a favorable 5-year averaging (or 10-year averaging for individuals who reached age 50 before 1986) method not available to IRA distributions. Five-year averaging has been eliminated for taxable years beginning after December 31, 1999. If members eligible to join this Plan choose to roll over pension and profit-sharing distributions from other tax-qualified retirement plans, they will retain the right to use the averaging method for such distributions.

      The Plans are prototype plans approved by the Internal Revenue Service.

      In general, distributions from tax-qualified plans, such as the AARP Keogh Plan, must begin by April 1st in the year following the year in which the participant reaches age 70 1/2, or following the year in which the participant retires, if later, unless the participant is a 5% owner, whether or not he or she continues to be employed. Excise taxes will apply to premature distributions, and to taxpayers who are required, but fail, to receive a distribution after reaching age 70 1/2. An additional excise tax may apply to certain excess retirement accumulations. Special favorable tax treatment for certain distributions is reduced or phased out, except where grandfathering provisions apply.

      Shares of the Eligible Funds may be purchased also as an investment for an IRA or tax-qualified retirement plan (including a tax-sheltered annuity plan) other than those described above, if permitted by the provisions of the relevant plan.

                                   OTHER PLANS

                  (See "INVESTOR SERVICES" in the Prospectus.)

Automatic Investment

      Shareholders may arrange to make periodic investments through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $500. New shareholders who open a Gift to Minors

Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any AARP mutual fund for $500 a month if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

Automatic Withdrawal Plan

      Shareholders who own or purchase $10,000 or more of shares of a AARP Fund may establish an Automatic Withdrawal Plan with that Fund. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount or percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "SIGNATURE GUARANTEES" in the Prospectus. Any such request must be received by the AARP Fund's transfer agent 10 days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the AARP Funds or their agents on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Funds of notice of death of the shareholder. For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

Direct Payment of Regular Fixed Bills

      Shareholders who own or purchase $10,000 or more of shares of an AARP Fund may arrange to have regular fixed bills such as rent, mortgage or other payments of more than $50 made directly from their account. The arrangements are virtually the same as for an Automatic Withdrawal Plan (see above). For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

                               DIVIDENDS AND YIELD

            (See "UNDERSTANDING FUND PERFORMANCE" in the Prospectus.)

AARP Income Funds, AARP Growth Funds, AARP Tax Free General Bond Fund and AARP Managed Investment Portfolios

      Each AARP Fund intends to follow the practice of distributing substantially all of its investment company taxable income (which includes, for example, interest, dividends and any excess of net realized short-term capital gains over net realized long-term capital losses, less deductible expenses), and its net tax-exempt interest income, if any. Each AARP Fund also intends to follow the practice of distributing any excess of net realized long-term capital gains over net realized short-term capital losses after reduction for any capital loss carryforwards. However, if it appears to be in the best interests of a Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment.

      AARP U.S. Stock Index Fund, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund intend to pay dividends in March, June, September and December of each year and any net realized capital gains after the September 30 fiscal year end. AARP Small Company Stock Fund, AARP International Growth and Income Fund, AARP Global Growth Fund and AARP Capital Growth Fund intend to pay dividends and any realized capital gains over net realized short-term capital losses after reduction for any capital loss carryforwards in December after the September 30 fiscal year end. See "TAXES."

      Both types of distributions will be made in shares of the respective AARP Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

      The net income of each of the AARP Income Funds and the AARP Insured Tax Free General Bond Fund, is determined as of the close of trading on the Exchange (usually 4:00 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend daily to shareholders of record as of 4:00 p.m. on the preceding day, and distributed monthly. Dividends commence on the next business day after purchase. Dividends which are not paid by check will be reinvested in additional shares of the particular Fund at the net asset value per share determined as of a day selected within five days of the last business day of the month. Checks will be mailed to shareholders no later than the fourth business day of the following month, and consolidated statements confirming the month's dividends will be mailed to shareholders electing to invest dividends in additional shares. Dividends will ordinarily be invested on the last business day of each month at the net asset value per share determined as of the close of regular trading on the Exchange.

AARP Money Funds

      The net investment income of the AARP Money Funds is determined as of the close of regular trading on the Exchange, usually 4 p.m., eastern time, on each day the Exchange is open for trading.

      All the investment income of the AARP Money Funds so determined normally will be declared as a dividend to shareholders of record as of determination of the net asset value at twelve o'clock noon after the purchase and redemption of shares. Shares purchased as of the determination of net asset value made as of the close of the Exchange will not participate in that day's dividend; in such cases dividends commence on the next business day. Checks will be mailed to shareholders electing to take dividends in cash, and confirmations will be mailed to shareholders electing to invest dividends in additional shares for the month's dividends on the fourth business day of the next month. Dividends will be invested at the net asset value per share, normally $1.00, determined as of 4 p.m. on the first business day of each month.

      Dividends are declared daily on each day on which the Exchange is open for business. The dividends for a business day immediately preceding a weekend or holiday will normally include an amount equal to the net income for the subsequent days on which dividends are not declared. However, no daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period.

      Because the net investment income of the AARP Money Funds is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund (i.e., the fair value of the net assets of the Fund divided by the number of shares of the Fund outstanding) will remain at $1.00 per share immediately after each such determination and dividend declaration, unless (i) there are unusual or extended fluctuations in short-term interest rates or other factors, such as unfavorable changes in the creditworthiness of issuers affecting the value of securities in the Fund's portfolio, or (ii) net investment income is a negative amount.

      Net investment income (from the time of the immediately preceding determination thereof) consists of (i) all interest income accrued on the portfolio assets of the Fund less (ii) all actual and accrued expenses. Interest income included in the daily computation of net income is comprised of original issue discount earned on discount paper accrued ratably to the date of maturity as well as accrued interest. Expenses of the AARP Money Funds, including the management fee payable to the Adviser, are accrued each day.

      Normally the AARP Money Funds will have a positive net investment income at the time of each determination thereof. Net investment income may be negative if an unexpected liability must be accrued or a loss realized. If the net investment income of the AARP Money Funds determined at any time is a negative amount, the net asset value per share will be reduced below $l.00 unless one or more of the following steps are taken: the Trustees have the authority (l) to reduce the number of shares in each shareholder's account, (2) to offset each shareholder's pro rata portion of negative net investment income from the shareholder's accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $l.00. The AARP Money Funds may endeavor to restore the net asset value per share to $l.00 by not declaring dividends from net investment income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net investment income which is not declared as a dividend.

      Distributions of realized capital gains, if any, are paid in November or December of the AARP Money Funds' taxable year although the Fund may make an additional distribution within three months of the Fund's fiscal year end of September 30. The AARP Money Funds expect to follow the practice of distributing all net realized capital gains to shareholders and expect to distribute realized capital gains at least annually. However, if any realized capital gains are retained by the AARP Money Funds for reinvestment and federal income taxes are paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders; as a result, shareholders would be able to claim their share of the taxes paid by the Fund on such gains as a credit against their individual federal income tax liability.

      Should the AARP Money Funds incur or anticipate any unusual or unexpected significant expense, depreciation or loss which would affect disproportionately the Fund's income for a particular period, the Trustees of the Funds or the Executive Committee of the Trustees may at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

Performance Information: Computation of Yields and Total Return

a)    The AARP Money Funds

      From time to time, quotations of an AARP Money Fund's yield may be included in advertisements, sales literature or shareholder reports. These yield figures are calculated in the following manner:


      The current yield is the net annualized yield based on a specified 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent. The current yield of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund for the seven-day period ended September 30, 1997 respectively, were 4.64% and 3.16%.


      The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in Fund shares of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1.


      The effective yield of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund for the seven-day period ended September 30, 1997 respectively, were 4.64% and 3.16%.


      As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses.

      In connection with communicating its current yield and effective yield to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual Funds tracked by mutual Fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

b) The AARP Money Funds, AARP Income Funds, AARP Growth Funds, AARP Insured Tax Free General Bond Fund and AARP Managed Investment Portfolios

      From time to time, quotations of a Fund's total return may be included in advertisements, sales literature or shareholder reports. This total return figure is calculated in the following manner:

      The total return is the average annualized compound rate of return for, where applicable, the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annualized compound rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:

             T     =     average annualized compound total rate of return
             P     =     a hypothetical initial investment of $1,000
             n     =     number of years
             ERV   =     ending redeemable value: ERV is the value at the end
                         of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                                  Total Return
                                   --------------------------------------------
                                     One Year      Five Years     Ten Years
                                       Ended         Ended          Ended
                                      9/30/97       9/30/97       9/30/97(1)
                                      -------       -------       ----------


AARP High Quality Money Fund
AARP High Quality Tax Free Money
  Fund*
AARP High Quality Short Term Bond
AARP GNMA and U.S. Treasury
AARP Bond Fund for Income+
AARP Insured Tax Free General Bond      5.88%         6.99%          7.48%
AARP Insured Tax Free General Bond
AARP Balanced Stock and Bond Fund
AARP Growth and Income
AARP U.S. Stock Index Fund+
AARP Global Growth Fund
AARP Capital Growth
AARP International Growth and
  Income Fund+
AARP Small Company Stock Fund+
AARP Diversified Income With
  Growth Portfolio+

AARP Diversified Growth Portfolio+       n.a.          n.a.           n.a.

(1) For the ten fiscal years ended September 30, 1997 for each of the above listed Funds except for the period February 1, 1994 (commencement of operations) to September 30, 1997 for the AARP Balanced Stock and Bond Fund and for the period February 1, 1996 (commencement of operations) to September 30, 1996 for the AARP Global Growth Fund.

* Prior to August 1, 1991, the AARP High Quality Tax Free Money Fund operated as the AARP Insured Tax Free Short Term Fund. The total return figures for the five and ten years ended September 30, 1997 for the AARP High Quality Tax Free Money Fund are representative of the Fund prior to its conversion date except that the figures have been adjusted to reflect its conversion to a money market fund.

+ AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Growth and Income Fund, AARP Small Company Stock Fund, AARP Diversified Income With Growth Portfolio and AARP Diversified Growth Portfolio commenced operations on February 1, 1997.

      In addition to total return described above, the Funds may quote nonstandard "cumulative total return."

      The cumulative total return is the rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the rates of return of a hypothetical investment over such periods, according to the following formula. (Cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) -1

             C     =     Cumulative Total Return
             P     =     a hypothetical initial investment of $1,000
             ERV   =     ending redeemable value: ERV is the value, at the end
                         of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                                             Cumulative Total Return
                                   --------------------------------------------
                                     One Year      Five Years     Ten Years
                                       Ended         Ended          Ended
                                      9/30/97       9/30/97       9/30/97(1)
                                      -------       -------       ----------

AARP Balanced Stock and Bond Fund
AARP Growth and Income Fund
AARP U.S. Stock Index Fund+
AARP Global Growth Fund
AARP Capital Growth Fund
AARP International Growth and
  Income Fund+
AARP Small Company Stock Fund+
AARP Diversified Growth Portfolio+


(1) For the period February 1, 1994 (commencement of operations) to September 30, 1997 for the AARP Balanced Stock and Bond Fund and for the period February 1, 1996 (commencement of operations) to September 30, 1997 for the AARP Global Growth Fund.

+ AARP U.S. Stock Index Fund, AARP International Growth and Income Fund, AARP Small Company Stock Fund and AARP Diversified Growth Portfolio commenced operations on February 1, 1997.

c) The AARP Income Funds, AARP Insured Tax Free General Bond Fund and AARP Diversified Income With Growth Portfolio

      From time to time, quotations of an AARP Fund's yield may be included in advertisements, sales literature or shareholder reports. This yield is calculated in the following manner.

      The yield is the net annualized SEC yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2[((a-b)/cd + 1)^6 - 1]
      Where:

             a    =    dividends and interest earned during the period,
                       including (except for mortgage or receivable-backed
                       obligations) the amortization of market premium or
                       accretion of market discount. For mortgage or
                       receivables-backed obligations, this amount includes
                       realized gains or losses based on historic cost for
                       principal repayments received.
             b    =    expenses accrued for the period (net of reimbursements).
             c    =    the average daily number of shares outstanding during
                       the period that were entitled to receive dividends.
             d    =    the maximum offering price per share on the last day of
                       the period.


                                       Yield for the 30-day period
              Fund                       ended September 30, 1997
              ----                       ------------------------

AARP High Quality Short Term Bond
AARP GNMA and U.S. Treasury
AARP Bond Fund for Income+
AARP Insured Tax Free General Bond
AARP Diversified Income With
  Growth Portfolio+


+ AARP Bond Fund for Income and AARP Diversified Income With Growth Portfolio commenced operations on February 1, 1997.

d)    AARP Insured Tax Free General Bond and AARP High Quality Tax Free Money
      Fund

      The tax equivalent yield is the net annualized after-tax yield based on a specified seven day period for money market funds or on a specified 30-day (one month) period for non-money market funds assuming a reinvestment of all dividends paid during the period, i.e., compounding. Tax equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


                                              Equivalent Taxable Yields
                                             period ended September 30, 1997
                                             -------------------------------

              Fund       Tax Bracket:             28%            31%
              ----

AARP High Quality Tax Free Money
AARP Insured Tax Free General Bond
AARP High Quality Tax Free Money                4.18%          4.36%


(e)   General Performance Information

      Quotations of an AARP Fund's performance are based on historical earnings and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's expenses. In periods of declining interest rates a Fund's quoted yield and 30-day current yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's quoted yield and 30-day current yield will tend to be somewhat lower.

      Comparison of non-standard performance data of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

      From time to time, in marketing and other AARP Fund literature, these AARP Funds' performances may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations, such as Lipper Analytical Services, Inc. ("Lipper"), Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA"), Value Line Mutual Fund Survey, Morningstar, Inc. and other independent organizations. For instance, AARP Growth Funds will be compared to funds in the growth fund category; and so on. In similar fashion, the performance of the AARP GNMA and U.S. Treasury Fund will be compared to that of certificates of deposit. Evaluations of AARP Fund performance made by independent sources or independent experts may also be used in advertisements concerning the AARP Funds, including reprints of, or selections from, editorials or articles about these Funds.

      In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Indices with which the Fund may be compared include but are not limited to, the following: Standard & Poor's 500 Stock Index (S&P 500), The Europe/Australia/Far East (EAFE) Index, Morgan Stanley Capital International World Index, J.P. Morgan Global Traded Bond Index, and Salomon Brothers World Government Bond Index.

      Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

      Evaluation of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for AARP Fund performance information and articles about the AARP Funds may include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by MasterFund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Federal Reserve Bulletin, a monthly publication that reports domestic and international financial statistics, including short-term certificate of deposit interest rates.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter published by Sheldon Jacobs that includes mutual fund performance data and recommendations for the mutual Fund investor.

No-Load Fund X, a monthly newsletter published by DAL Investment Company, Inc. that reports on mutual fund performance, rates funds, and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

Taking a Global Approach

      Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

      The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

      Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

      Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

      International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

                               TRUST ORGANIZATION

                  (See "FUND ORGANIZATION" in the Prospectus.)

      Each of the AARP Funds is a separate series of a Massachusetts business trust. AARP High Quality Short Term Bond Fund, AARP GNMA and U.S. Treasury Fund, and the AARP Bond Fund for Income are series of AARP Income Trust. AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund are series of AARP Tax Free Income Trust which changed its name from AARP Insured Tax Free Income Trust on August 1, 1991. AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, AARP Global Growth Fund, AARP Capital Growth Fund, AARP International Growth and Income Fund and AARP Small Company Stock Fund are series of AARP Growth Trust. Each of the above Trusts was established under a separate Declaration of Trust dated June 8, 1984. AARP High Quality Money Fund is a separate series of the AARP Cash Investment Funds, which was established under a Declaration of Trust dated January 20, 1983. The original name of AARP Cash Investment Funds was Master Investment Services Fund. That name was changed to AARP Money Fund Trust on February 6, 1985, and to its present name on May 24, 1985. AARP Diversified Income With Growth Portfolio and AARP Diversified Growth Portfolio are series of AARP Managed Investment Portfolios Trust which was established under a Declaration of Trust on October 21, 1996. Each Trust's shares of beneficial interest of $.01 (AARP High Quality Tax Free Money Fund $.001) par value per share are issued in separate series. AARP Cash Investment Funds has three series in addition to AARP High Quality Money Fund that are not currently offered. None of the other Trusts has an existing series which is not currently being offered. Other series may be established and/or offered by the Trusts in the future. Each share of a series represents an interest in that series which is equal to each other share of that series.

      The assets received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that series and constitute the underlying assets of that series. The underlying assets of each series are segregated on the books of account of the Trust, and are to be charged with the liabilities of that series. The Trustees have determined that expenses with respect to all series in a Trust are to be allocated in proportion to the net asset value, or such other reasonable basis, of the respective series in that Trust except where allocations of direct expenses can otherwise be more fairly made. The officers of the Trusts, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to all the series in a Trust. Each Trust's Declaration of Trust provides that allocations so made to each series shall be binding on all persons. While each Declaration of Trust provides that liabilities of a series may be satisfied only out of the assets of that series, it is possible that if a series were unable to meet its obligations, a court might find that the assets of other series in the Trust should satisfy such obligations. In the event of the dissolution or liquidation of a Trust, the holders of the shares of each series are entitled to receive as a class the underlying assets of that series available for distribution to shareholders.

      Shareholders are entitled to one vote per share. Separate votes are taken by each series on all matters except where the 1940 Act requires that a matter be decided by the vote of shareholders of all series of a Trust voting together or where a matter affects only one of the series, in which case only shareholders of that series shall vote thereon. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of each Trust's investment advisory agreement is a matter to be determined separately by each series in that Trust. Approval of the agreement by the shareholders of one series in a Trust is effective as to that series whether or not enough votes are received from the shareholders of other series in the Trust to approve such agreement as to the other series.

      The Trustees of the Trusts have the authority to establish additional series and to designate the relative rights and preferences as between the series. All shares issued and outstanding of each series that is offered by a Trust will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus.

      Each Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the

Trust. However, nothing in any of the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Scudder, the investment manager for the Fund, has entered into an agreement with Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Scudder will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc., and change its name to Scudder Kemper Investments, Inc. After the transaction is completed, Zurich will own approximately 70% of the new organization with the balance owned by the new organization's officers and employees.

                             MANAGEMENT OF THE FUNDS

                  (See "FUND ORGANIZATION" in the Prospectus.)

      Each Trust has retained Scudder, Stevens & Clark, Inc., a Delaware corporation (the "Fund Manager"), to perform management and investment advisory services for the Funds. Each Trust, except AARP Managed Investment Portfolios Trust, has retained the Fund Manager pursuant to an Investment Management Agreement with each Trust ("Management Agreement") dated 1994______________. AARP Managed Investment Portfolios Trust has retained the Fund Manager to perform management and investment advisory services for the Portfolios pursuant to an Investment Management Agreement dated 1997______________.

      Each Management Agreement provides that the Fund Manager will regularly provide, or cause to be provided, to the AARP Funds investment research, advice and supervision and furnish continuously an investment program for the AARP Funds consistent with each Fund's investment objective and policies.

      The Fund Manager assumes responsibility for the compensation and expenses of all officers and executive employees of each Trust and makes available or causes to be made available, without expense to the Trusts, the services of such of its partners, directors, officers and employees as may duly be elected officers or Trustees of a Trust, subject to their individual consent to serve and to any limitations imposed by law, and pays the Trusts' office rent and provides, or causes to be provided, investment advisory, research and statistical facilities and related clerical services. For these services the AARP Funds pay the Fund Manager a monthly fee consisting of a base fee and an individual Fund fee. The base fee is based on average daily net assets of all Funds in the AARP Investment Program, as follows:

     Program Assets        Annual Rate at Each
       (Billions)              Asset Level
       ----------              -----------
        First $2                   0.35%
        Next $2                    0.33
        Next $2                    0.30
        Next $2                    0.28
        Next $3                    0.26
        Next $3                    0.25
        Over $14                   0.24

      Total program assets as of September 30, 1997 were over $___ billion.

      All AARP Funds pay a flat individual Fund fee monthly based on the net assets of that Fund, except AARP Diversified Investment Income Portfolio and AARP Diversified Investment Growth Portfolio.

      The individual Fund fees are as follows:

      AARP High Quality Money Fund, 10/1200 of 1% (or approximately .10 of 1% on an annual basis);

      AARP High Quality Short Term Bond Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);

      AARP GNMA and U.S. Treasury Fund, 12/1200 of 1% (or approximately .12 of 1% on an annual basis);

      AARP Bond Fund for Income, 28/1200 of 1% (or approximately .28 of 1% on an annual basis);

      AARP High Quality Tax Free Money Fund, 10/1200 of 1% (or approximately .10 of 1% on an annual basis);

      AARP Insured Tax Free General Bond Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);

      AARP Balanced Stock and Bond Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);

      AARP Growth and Income Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);

      AARP U.S. Stock Index Fund, 0/1200 of 1% (0 of 1% on an annual basis);

      AARP Global Growth Fund, 55/1200 of 1% (or approximately .55 of 1% on an annual basis);

      AARP Capital Growth Fund, 32/1200 of 1% (or approximately .32 of 1% on an annual basis);

      AARP International Growth and Income Fund, 60/1200 of 1% (or approximately .60 of 1% on an annual basis);

      AARP Small Company Stock Fund, 55/1200 of 1% (or approximately .55 of 1% on an annual basis);

      AARP Diversified Income With Growth Portfolio, n/a;

      AARP Diversified Growth Portfolio, n/a.

      The advisory fees from the Management Agreement for the three fiscal years ended September 30, 1995, 1996 and 1997 were as follows:

                                                           1995         1996         1997
                                                           ----         ----         ----
      AARP High Quality Money Fund                     $ 1,492,545  $ 1,522,929
      AARP High Quality Money Fund                     $ 1,244,322  $ 1,492,545  $ 1,522,929
      AARP High Quality Short Term Bond Fund             2,600,629    2,550,245
      AARP GNMA and U.S. Treasury Fund                  22,095,173   21,113,592
      AARP GNMA and U.S. Treasury Fund                  26,198,841   22,095,173   21,113,592
      AARP High Quality Bond Fund                        2,952,999    2,600,629    2,550,245
      AARP Bond Fund for Income**                             n.a.         n.a.
      AARP High Quality Tax Free Money Fund                493,693      453,559
      AARP Insured Tax Free General Bond Fund            8,813,051    8,665,253
      AARP Insured Tax Free General Bond Fund            9,944,429    8,813,051    8,665,253
      AARP Balanced Stock and Bond Fund@                   960,412    1,560,129
      AARP Growth and Income Fund                       12,406,325   17,423,770
      AARP Growth and Income Fund                        9,533,476   12,406,325   17,423,770
      AARP U.S. Stock Index Fund**                            n.a.         n.a.
      AARP Global Growth Fund*                                n.a.      266,155
      AARP Capital Growth Fund                           3,988,023    4,626,894
      AARP Capital Growth Fund                           4,184,437    3,988,023    4,626,894
      AARP International Growth and Income Fund**             n.a.         n.a.
      AARP Small Company Stock Fund**                         n.a.         n.a.
      AARP Diversified Income With Growth Portfolio**         n.a.         n.a.
      AARP Diversified Growth Portfolio**                     n.a.         n.a.

@     AARP Balanced Stock and Bond Fund commenced operations on February 1,
      1994.

*     AARP Global Growth Fund commenced operations on February 1, 1996.

** AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Growth and Income Fund, AARP Small Company Stock Fund, AARP Diversified Income With Growth Portfolio and AARP Diversified Growth Portfolio commenced operations on February 1, 1997.

      Each Management Agreement provides that the Fund Manager will reimburse the AARP Funds or the Trust for annual expenses in excess of the lowest expense limitation imposed by the states in which the Funds of the particular Trust are at the time offering their shares for sale, although no payments are required to be made by the Fund Manager pursuant to this reimbursement provision in excess of the annual fee paid by the funds of a Trust to the Fund Manager. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitation. The Fund Manager has agreed that its obligation to reimburse the Funds will not be restricted to the amounts of the management fees. Such agreement may be modified or withdrawn without shareholder approval.

      The expense ratios, net of voluntary and statutory fee waivers and reimbursements of expenses, for the periods ended September 30, 199 5, 1996 and 1997 were as follows:

                                                         1995      1996     1997
                                                         ----      ----     ----
      AARP High Quality Money Fund                        .98%      .96%
      AARP High Quality Short Term Bond Fund              .95       .91
      AARP GNMA and U.S. Treasury Fund                    .67       .64
      AARP Bond Fund for Income**                        n.a.      n.a.     n.a.
      AARP High Quality Tax Free Money Fund               .87       .85
      AARP Insured Tax Free General Bond Fund             .69       .66
      AARP Balanced Stock and Bond Fund@                 1.01       .88
      AARP Growth and Income Fund                         .72       .69
      AARP U.S. Stock Index Fund**                       n.a.      n.a.
      AARP Global Growth Fund*                           n.a.      1.75+
      AARP Capital Growth Fund                            .95       .90
      AARP International Growth and Income Fund**        n.a.      n.a.
      AARP Small Company Stock Fund**                    n.a.      n.a.
      AARP Diversified Income With Growth Portfolio**    n.a.      n.a.
      AARP Diversified Growth Portfolio**                n.a.      n.a.

@     AARP Balanced Stock and Bond Fund commenced operations on February 1,
      1994.

*     AARP Global Growth Fund commenced operations on February 1, 1996.

** AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Growth and Income Fund, AARP Small Company Stock Fund, AARP Diversified Income With Growth Portfolio and AARP Diversified Growth Portfolio commenced operations on February 1, 1997.

      For the fiscal year ended September 30, 1994, the reimbursement by the Fund Manager based on the expense limitation then in effect was $8,083 to AARP High Quality Tax Free Money Fund. For the fiscal year ended September 30, 1996, the reimbursement by the Fund Manager based on the expense limitation in effect was $175,025 to AARP Global Growth Fund. [TO BE UPDATED]

      If reimbursement is required, it will be made as promptly as practicable after the end of each Fund's fiscal year. However, no fee payment will be made to the Fund Manager during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organizational costs is described herein under "ADDITIONAL INFORMATION-- Other Information."

      Under the Management Agreements, each Trust is responsible for all of its other expenses including organizational expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; any fees for portfolio pricing paid to a pricing agent; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing share certificates, if any, and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Fund Manager, Scudder, Stevens & Clark, Inc., AARP Financial Services Corporation or AARP; the cost of preparing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Trust may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Trust. Each Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The custodian agreement for each Trust provides that the custodian shall compute the net asset value for that Trust.

      Each Management Agreement provides that the Fund Manager shall not be required to pay expenses of distribution of the Funds' shares to the extent that
(i) such distribution expenses are, pursuant to a written contract, to be borne by a principal underwriter of the Trust ("Scudder Investor Services, Inc." is principal underwriter for the AARP Trusts), (ii) the Trust shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act ("Rule 12b-1 plan") providing for the Trust (or the Funds or some other party) to assume some or all of such expenses, or (iii) such expenses are required to be paid by the Fund Manager. To the extent such expenses of distribution are not to be borne by a principal underwriter, or are not permitted to be paid by the Trust (or a Fund or such other party) pursuant to a Rule 12b-1 plan, they are to be assumed by the Fund Manager. (The adoption of a Rule 12b-1 plan by a Trust would require the approval of the Trustees, including a majority of those Trustees who are not interested persons of the Trust, and of a majority of the outstanding voting securities of each Fund.)

[SECTION TO BE UPDATED]
      The Investment Management Agreements for all Funds except AARP Global Growth Fund, AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Growth and Income Fund, and AARP Small Company Stock Fund will remain in effect until _____________ and from year to year thereafter only if their continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreements or "interested persons" of the Fund Manager or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, with respect to each Fund, by a majority of the outstanding voting securities of that Fund. The Supplement to Investment Management Agreement for the AARP Global Growth Fund will remain in effect until _____________ and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Fund Manager or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, by a majority of the outstanding voting securities of the AARP Global Growth Fund. The Supplement to Investment Management Agreement for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Growth and Income Fund, and AARP Small Company Stock Fund and the Investment Management Agreement for the AARP Diversified Income With Growth Portfolio and AARP Diversified Growth Portfolio will remain in effect until _____________ and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Fund Manager or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, by a majority of the outstanding voting securities of the particular AARP Fund. In the event a Management Agreement is approved by the shareholders of one of the Funds but not by the shareholders of the other Fund, the Management Agreement will continue in effect as to the former Fund but not the latter. The Management Agreements for all Funds except AARP Global Growth Fund were last approved by the Trustees (including a majority of the Trustees who are not "interested persons") on _____________ and by the shareholders on _____________. The Supplement to Investment Management Agreement for AARP Global Growth Fund dated February 1, 1996 was approved by the Trustees on December 13, 1995 and by the initial shareholder on January 24, 1996. The Supplement to Investment Management Agreement for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Growth and Income Fund and AARP Small Company Stock Fund, dated February 1, 1997 was approved by the Trustees on December 16, 1996 and by the initial shareholder of each Fund on January 30, 1997. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

      Pursuant to a Subadvisory Agreement entered into between the Fund Manager and Bankers Trust Company on February 1, 1997, Bankers Trust Company (the "Subadviser") provides subadvisory services relating to the management of the AARP U.S. Stock Index Fund. The fee paid to the Subadviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: 0.07% of the first $100 million of average daily net assets, 0.03% of such assets in excess of $100 million, and 0.01% of such assets in excess of $200 million with a minimum annual fee of $75,000. For the first twelve months of management, the Subadviser has agreed to waive a portion of its fee. After the first year, the full fee will be charged.

      A Special Servicing Agreement (the "Service Agreement") has been entered into among the Fund Manager, the Underlying AARP Mutual Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc. and the AARP Managed Investment Portfolios Trust on February 1, 1997. Under the Service Agreement, the Fund Manager will arrange for all services pertaining to the operation of the Trust including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Portfolio. In addition, the Service Agreement will provide that, if the officers of any Underlying AARP Mutual Fund, at the direction of the Board of Trustees, determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying AARP Mutual Fund from the operation of that Portfolio, the Underlying AARP Mutual Fund will bear those expenses in proportion to the average daily value of its shares owned by that Portfolio. No Underlying AARP Mutual Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying AARP Mutual Funds and the resulting reduction in shareholder servicing costs. In this regard, the shareholder servicing costs to any Underlying AARP Mutual Fund for servicing one account registered to the Trust would be significantly less than the cost to that same Underlying AARP Mutual Fund of servicing the same pool of assets contributed in the typical fashion by a large group of individual shareholders owning small accounts in each Underlying AARP Mutual Fund.

      Based on actual expense data from the Underlying AARP Mutual Funds and certain very conservative assumptions with respect to the Trust, the Fund Manager, the Underlying AARP Mutual Funds, Scudder Service Corporation, Scudder Investor Services, Inc., Scudder Fund Accounting Corporation, Scudder Trust Company and the Managed Investment Portfolios anticipate that the aggregate financial benefits to the Underlying AARP Mutual Funds from these arrangements will exceed the costs of operating the Portfolios. If such turns out to be the case, there will be no charge to the Trust for the services under the Service Agreement. Rather, in accordance with the Service Agreement, such expenses will be passed through to the Underlying AARP Mutual Funds in proportion to the value of each Underlying AARP Mutual Fund's shares held by each Portfolio.

      In the event that the aggregate financial benefits to the Underlying AARP Mutual Funds do not exceed the costs of a Portfolio, the Fund Manager will pay, on behalf of that Portfolio, that portion of costs, as set forth herein, determined to be greater than the benefits. The determination of whether and the extent to which the benefits to the Underlying AARP Mutual Funds from the organization of the Trust will exceed the costs to such funds will be made based upon the analysis criteria set forth in the Order. This cost-benefit analysis was initially reviewed by the Trustees of the Underlying AARP Mutual Funds before participating in the Service Agreement. For future years, there will be an annual review of the Service Agreement to determine its continued appropriateness for each Underlying AARP Mutual Fund.

      Certain non-recurring and extraordinary expenses will not be paid in accordance with the Service Agreement including: the fees and costs of actions, suits or proceedings and any penalties or damages in connection therewith, to which a Portfolio may incur directly, or may incur as a result of its legal obligation to provide indemnification to its officers, trustees and agents; the fees and costs of any governmental investigation and any fines or penalties in connection therewith; and any federal, state or local tax, or related interest penalties or additions to tax, incurred, for example, as a result of the Portfolios' failure to distribute all of its earnings, failure to qualify under subchapter M of the Internal Revenue Code, or failure to timely file any required tax returns or other filings. Under unusual circumstances, the parties to the Service Agreement may agree to exclude certain other expenses.



      Scudder is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual Fund to the public. In 1953, Scudder introduced Scudder International Fund, the first Fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The principal source of the Fund Manager's income is professional fees received from providing continuous investment advice, and the firm derives no income from banking, brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Portfolio Trust, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., Scudder Spain and Portugal Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc., and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

      Pursuant to an Agreement between Scudder and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, Scudder has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by Scudder with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. Scudder will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of Scudder (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

      The Fund Manager maintains a large research department, which conducts continuous studies of the factors that affect the condition of various industries, companies and individual securities. In this work, the Fund Manager utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Fund Manager, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

      Certain investments may be appropriate for more than one Fund and also for other clients advised by the Fund Manager. Investment decisions for each Fund and for other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one Fund or client or in different amounts and at different times for more than one but less than all Funds or other clients. Likewise, a particular security may be bought for one or more Funds or clients when one or more other Funds or clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Funds or clients on the same date. In such event such transactions will be allocated among the Funds and/or clients in a manner believed by the Fund Manager to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other Funds or clients of the Fund Manager in the interest of most favorable net results to the particular Fund.

      Each Investment Management Agreement provides that the Fund Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund Manager in the performance of its duties or from reckless disregard by the Fund Manager of its obligations and duties under the respective agreement.

      In reviewing the terms of each Investment Management Agreement and in discussions with the Fund Manager concerning such agreements, the Trustees of each Trust who are not "interested persons" of that Trust have been represented by independent counsel at the Trust's expense.

      Pursuant to a Member Services Agreement with the Fund Manager, dated February 1, 1994, AARP Financial Services Corp. ("AFSC") provides the Fund Manager with nondistribution related service and advice primarily concerning designing and tailoring the AARP Investment Program from Scudder and its Funds to meet the needs of AARP's members on an ongoing basis. AARP Financial Services Corp. receives, as compensation for its services, a Monthly Member Services fee. The fee paid to AFSC is calculated on a daily basis and depends on the level of total assets of the AARP Investment Program. The fee rate decreases as the level of total assets increases. The fee rate for each level of assets is 0.07 of 1% for the first $6 billion, 0.06 of 1% for the next $10 billion and 0.05 of 1% thereafter.


      The Member Services Agreement will remain in effect until August 31, 1999 and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not "interested persons" of the Fund Manager, AFSC, or the Funds cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, with respect to each Fund, by a majority of the outstanding voting securities of that Fund. The continuance of the Member Services Agreement was last approved by the Trustees (including a majority of the Trustees who are not such "interested persons") on June 18, 1996 and by shareholders on January 13, 1994. The Member Services Agreement may be terminated at any time without payment of penalty by the Funds on sixty days' written notice, or by AFSC upon six months' notice to the Funds and to the Fund Manager, and automatically terminates in the event of its assignment or the assignment of the Management Agreement.


      Pursuant to a Service Mark License Agreement, dated March 20, 1996 among the Trusts, except for AARP Managed Investment Portfolios Trust, the Fund Manager and AARP, use of the AARP service marks by a Trust and its Funds will be terminated, unless otherwise agreed to by AARP, upon termination of that Trust's Management Agreement.

      Officers and employees of the Fund Manager from time to time may have transactions with various banks, including the AARP Funds' custodian bank. It is the Fund Manager's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

      None of the officers or Trustees of a Trust may have dealings with that Trust as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Personal Investments by Employees of Scudder

   Employees of Scudder are permitted to make personal securities transactions, subject to requirements and restrictions set forth in Scudder's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------


Lin Coughlin##* (45)                  Chairperson of the    Managing Director of Scudder,      Director and Senior
                                      Board and Trustee     Stevens & Clark, Inc.              Vice President

Horace B. Deets+* (59)                Vice Chairman and     Executive Director, American       --
(Trustee of AARP Cash Investment      Trustee               Association of Retired Persons
Funds, AARP Growth Trust and AARP
Tax Free Income Trust only)


Carole Lewis Anderson (53)            Trustee               President, MASDUN Capital          --
3616 Reservoir Road, N.W.                                   Advisors; Formerly Principal,
Washington, DC                                              Suburban Capital Markets, Inc.;
                                                            Director, VICORP Restaurants,
                                                            Inc.; Member of the Board,
                                                            Association for Corporate Growth
                                                            of Washington, D.C.; Trustee,
                                                            Hasbro Children's Foundation and
                                                            Mary Baldwin College

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Adelaide Attard (67)                  Trustee               Gerontology Consultant; Member,    --
270-28N Grand Central Parkway                               New York City Department of
Floral Park, NY                                             Aging Advisory Council--
                                                            Appointed by Mayor (1995); Board
                                                            Member, American Association on
                                                            International Aging (1981 to
                                                            present); Commissioner, County
                                                            of Nassau, New York, Dept. of
                                                            Senior Citizen Affairs
                                                            (1971-1991); Chairperson,
                                                            Federal Council on Aging
                                                            (1981-1986)

Robert N. Butler, M.D. (71)           Trustee               Director, International           --
211 Central Park West                                       Longevity Center and Professor
Apt. 7F                                                     of Geriatrics and Adult
New York, NY                                                Development; Chairman, Henry L.
                                                            Schwartz Department of
                                                            Geriatrics and Adult
                                                            Development, Mount Sinai Medical
                                                            Center (1982 to present);
                                                            Formerly Director, National
                                                            Institute on Aging, National
                                                            Institute of Health (1976-1982)


Esther Canja+* (70)                   Trustee               Vice President, American           --
(AARP Managed Investment Portfolios                         Association of Retired Persons;
and AARP Income Trust only)                                 Trustee and Chair, AARP Group
                                                            Health Insurance Plan; Board
                                                            Liaison, National Volunteer
                                                            Leadership Network Advisory
                                                            Committee; Chair, Board
                                                            Operations Committee; AARP State
                                                            Director of Florida (1990-1992)


Edgar R. Fiedler (68)                 Trustee               Senior Fellow and Economic        --
845 Third Ave.                                              Counselor
New York, NY

Lt. Gen. Eugene P. Forrester (71)     Trustee               Lt. General (Retired), U.S.       --
1101 S. Arlington Ridge Rd.                                 Army; International Trade
Arlington, VA                                               Counselor (1983 to present);
                                                            Consultant

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

George L. Maddox, Jr. (72)            Trustee               Professor Emeritus and Director,  --
P.O. Box 2920                                               Long Term Care Resources
Duke Univ. Medical Center                                   Program, Duke University Medical
Durham, NC                                                  Center; Professor Emeritus of
                                                            Sociology, Departments of
                                                            Sociology and Psychiatry, Duke
                                                            University


Robert J. Myers (85)                  Trustee               Actuarial Consultant (1983-        --
9610 Wire Ave.                                              present); Formerly Chairman,
Silver Spring, MD                                           Commission on Railroad
                                                            Retirement Reform (1988-90);
                                                            Deputy Commissioner, Social
                                                            Security Administration
                                                            (1981-1982); Member, National
                                                            Commission on Social Security
                                                            (1978-1981); Formerly Executive
                                                            Director, National Commission on
                                                            Social Security Reform
                                                            (1982-1983); Director:
                                                            Manufacturers Investment Trust,
                                                            Inc.; Member, Prospective
                                                            Payment Assessment Commission
                                                            (1993-1997)


James H. Schulz (61)                  Trustee               Professor of Economics and         --
158 Scruton Pond Road                                       Kirstein Professor of Aging
Barrington, NH                                              Policy, Policy Center on Aging,
                                                            Florence Heller School, Brandeis
                                                            University

Gordon Shillinglaw (72)               Trustee               Professor Emeritus of              --
196 Villard Ave.                                            Accounting, Columbia University
Hastings-on-Hudson, NY                                      Graduate School of Business

Jean Gleason Stromberg (54)           Trustee               Consultant, Director, Financial
                                                            Institutions Issues, U.S.
                                                            General Accounting Office
                                                            (11/96-9/97); Partner, Fulbright
                                                            & Jaworski Law Firm (1978-1996)


William Glavin (  )                   Vice President


                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Thomas W. Joseph## (58)               Vice President        Principal of Scudder, Stevens &    Vice President,
                                                            Clark, Inc.                        Director, Treasurer and
                                                                                               Assistant Clerk

David S. Lee## (64)                   Vice President and    Managing Director of Scudder,      President, Assistant
                                      Assistant Treasurer   Stevens & Clark, Inc.              Treasurer and Director


Thomas F. McDonough## (51)            Vice President and    Principal of Scudder, Stevens &    Assistant Clerk
                                      Assistant Secretary   Clark, Inc.


James W. Pasman## (45)                Vice President        Principal of Scudder, Stevens &   --
                                                            Clark, Inc.


Kathryn L. Quirk# (45)                Vice President,       Managing Director of Scudder,      Senior Vice President
                                      Treasurer and         Stevens & Clark, Inc.              and Clerk
                                      Secretary

Howard Schneider## (40)               Vice President        Managing Director of Scudder,     --
                                                            Stevens & Clark, Inc.

John Hebble (  )                      Assistant Treasurer  --                                 --


Cornelia M. Small# (53)               President             Managing Director of Scudder,     --
                                                            Stevens & Clark, Inc.

*     Mr. Deets, Ms. Canja and Ms.
      Coughlin are Trustees of each of the Trusts and are considered by the Trusts and their counsel to be persons who are "interested persons" of the Trusts (within the meaning of the 1940 Act).
** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
#     Address:  345 Park Avenue, New York, New York
##    Address:  Two International Place, Boston, Massachusetts
+     Address:  601 E Street, N.W., Washington, D.C.


      As of June 30, 1997, 679,687 shares in the aggregate, 29.11% of the outstanding shares of AARP Bond Fund for Income were held in the name of State Street Bank and Trust Company, Custodian for AARP Diversified Income Portfolio, One Heritage Drive, Quincy, MA 02171, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      As of June 30, 1997, 136,374 shares in the aggregate, 5.84% of the outstanding shares of AARP Bond Fund for Income were held in the name of SS&C Investment Corporation, 345 Park Avenue, New York, NY 10154, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      As of June 30, 1997, 452,687 shares in the aggregate, 19.39% of the outstanding shares of AARP Bond Fund for Income were held in the name of State Street Bank and Trust Company, Custodian for AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      As of June 30, 1997, 133,333 shares in the aggregate, 9.38% of the outstanding shares of AARP U.S. Stock Index Fund were held in the name of American Association of Retired Persons, AARP Membership Division, 601 E Street NW, Washington, D.C. 20049, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      As of June 30, 1997, 211,042 shares in the aggregate, 14.85% of the outstanding shares of AARP U.S. Stock Index Fund were held in the name of State Street Bank and Trust Company, Custodian for AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      As of June 30, 1997, 100,292 shares in the aggregate, 7.06% of the outstanding shares of AARP U.S. Stock Index Fund were held in the name of State Street Bank and Trust Company, Custodian for AARP Diversified Income Portfolio, One Heritage Drive, Quincy, MA 02171, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      As of June 30, 1997, 201,307 shares in the aggregate, 14.17% of the outstanding shares of AARP U.S. Stock Index Fund were held in the name of SS&C Investment Corporation, 345 Park Avenue, New York, NY 10154, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      As of June 30, 1997, 153,035 shares in the aggregate, 19.82% of the outstanding shares of AARP International Stock Fund were held in the name of State Street Bank and Trust Company, Custodian for AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      As of June 30, 1997, 146,019 shares in the aggregate, 10.04% of the outstanding shares of AARP Small Company Stock Fund were held in the name of State Street Bank and Trust Company, Custodian for AARP Diversified Growth Portfolio, One Heritage Drive, Quincy, MA 02171, which may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

      To the best of each Trust's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated above.


      As of December 31, 1997, all Trustees and officers of the Funds as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act) less than 1% of the outstanding shares of each Fund. To the best of the Trusts' knowledge as of December 31, 1997 no person owned beneficially more than 5% of the outstanding shares of any of the Trusts.

                                  REMUNERATION

      Several of the officers and Trustees of the Trusts may be officers or employees of Scudder, Scudder Service Corporation, Scudder Investor Services, Inc., Scudder Fund Accounting Corp., or Scudder Trust Company and will participate in the fees received by such entities. No individual affiliated with AARP will participate directly in any such fees. The Trusts pay no direct remuneration to any officer of the Trusts. However, each of the Trustees who is not affiliated with Scudder or AARP will be paid by the Trust(s) for which he or she serves as Trustee. Until September 30, 1997, each of these unaffiliated Trustees received an annual retainer of $10,000 from each Fund for which he or she serves plus $175 for each Trustees' meeting and $150 for each audit committee meeting or meeting held for the purpose of considering arrangements between the Fund and the Fund Manager or any of its affiliates attended. Each unaffiliated Trustee also received $100 per nominating committee meeting, other than an audit committee meeting, and $125 for each additional committee meeting attended. If any such meetings are held jointly with meetings of one or more mutual funds advised by the Fund Manager, a maximum fee of $800 for meetings of the Board, meetings of the unaffiliated members of the Board for the purpose of considering arrangements between the Fund and the Fund Manager or any of its affiliates or the audit committees of such Funds, and $400 for all other committee meetings or meetings of the unaffiliated members of the Board is paid, to be divided equally among the Funds. For the year ended September 30, 1997, the Trustees' fees and expenses for thirteen of the Funds were as follows:

          Fund                                   Expense
          ----                                   -------

AARP High Quality Money Fund                    $26,370
AARP High Quality Short Term Bond Fund           27,329
AARP GNMA and U.S. Treasury Fund                 27,352
AARP High Quality Tax Free Money Fund            26,792
AARP Insured Tax Free General Bond Fund          26,678
AARP Balanced Stock and Bond Fund                26,346
AARP Growth and Income Fund                      26,366
AARP Bond Fund for Income                        16,790
AARP U.S. Stock Index Fund                       16,790
AARP International Growth and Income Fund        16,790
AARP Small Company Stock Fund                    18,680
AARP Global Growth Fund                          15,157
AARP Capital Growth Fund                         24,009

The following table shows the aggregate compensation received by each unaffiliated Trustee from each Trust and from all AARP Trusts and Scudder Fund complex for the year ended December 31, 1997.


                                                           AARP      All AARP
                                     AARP                 Managed     Trusts
               AARP Cash   AARP    Tax Free     AARP     Investment  and Scudder
              Investment  Income    Income    Growth    Portfolios     Fund
Name             Fund+    Trust@    Trust#    Trust##      Trust+      Complex
----             -----    ------    ------    -------      ------      -------




+     AARP Cash Investment Fund consists of one Fund: AARP High Quality Money
      Fund.

@ AARP Income Trust consists of three Funds: AARP High Quality Short Term Bond Fund, AARP GNMA and U.S. Treasury Fund, and AARP Bond Fund for Income.*

# AARP Tax Free Income Trust consists of two Funds: AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund.

## AARP Growth Trust consists of seven Funds: AARP Balanced Stock and Bond Fund, AARP U.S. Stock Index Fund,* AARP Growth and Income Fund, AARP Global Growth Fund,* AARP Capital Growth Fund, AARP International Growth and Income Fund,* and AARP Small Company Stock Fund.*

+ AARP Diversified Income With Growth Portfolio and AARP Diversified Growth Portfolio, series of AARP Managed Investment Portfolios Trust, commenced operations on February 1, 1997.

* AARP Global Growth Fund commenced operations on February 1, 1996. AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP International Growth and Income Fund, and AARP Small Company Stock Fund commenced operations on February 1, 1997.

** Mr. Fiedler received $______ through a deferred compensation program. As of December 31, 1997, Mr. Fiedler had a total of $_______ accrued in a deferred compensation program for serving on the Board of Directors of Scudder Institutional Fund, Inc. and Scudder Fund, Inc.

                                   DISTRIBUTOR

      Each of the Trusts has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of Scudder, a Delaware corporation. The underwriting agreements for all of the Trusts except AARP Managed Investment Portfolios Trust dated September 4, 1985 will remain in effect until _____________ and from year to year thereafter only if their continuance is approved annually by a majority of the members of the Board of Trustees of each Trust who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees of each Trust or a majority of the outstanding voting securities of each Trust. The underwriting agreement for AARP Managed Investment Portfolios Trust is dated February 1, 1997 and will remain in effect until August 31, 1998 and from year to year thereafter.

      Under each Trust's principal underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Trust; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); and the cost of printing and postage of business reply envelopes.

      The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of shares of the Funds to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of customer service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Trust.

      Note: Although each Trust does not currently have a Rule 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreements provide that the Trust will also pay those fees and expenses permitted to be paid or assumed by that Trust pursuant to a Rule 12b-1 Plan, if any, adopted by each Trust, notwithstanding any other provision to the contrary in the underwriting agreement and each Trust or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

      As agent, the Distributor currently offers shares of the Funds to investors in all states. Each underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of any of the Funds.

                                      TAXES

 (See "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" in the Prospectus.)

      Each AARP Fund has qualified and intends to elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code (the "Code"), as amended, since its inception and intends to continue to so qualify. (Such qualification does not involve supervision of management or investment practices or policies by a government agency.) In any year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, and at least 90% of its net tax-exempt income, if any, the Fund generally is not subject to Federal income tax to the extent that it distributes to shareholders its investment company taxable income and net realized capital gains in the manner required under the Code.

      Each AARP Fund must distribute its taxable income according to a prescribed formula and will be subject to a 4% nondeductible excise tax on amounts not so distributed. The formula requires a Fund to distribute each calendar year at least 98% of its ordinary income (excluding tax-exempt income) for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and any ordinary income and capital gains for prior years that was not previously distributed.

      To qualify under Subchapter M, gains from the sale of stock, securities and certain options, futures and forward contracts held for less than three months must be limited to less than 30% of each Fund's annual gross income. Moreover, short-term gains (i.e., gains from the sale of securities held for one year or less) are taxed as ordinary income when distributed to shareholders. Options, futures and forward activities of the AARP Funds may increase the amount of the short-term gains and gains that are subject to the 30% limitation.

      The determination of the nature and amount of investment company taxable income of a Fund will be based solely on the transactions in, and on the income received and expenses incurred by or allocated to, the Fund. Each AARP Fund intends to offset any realized net capital gains against any capital loss carryforward before making capital gains distributions to shareholders.

      Distributions of any investment company taxable income (which includes interest, dividends and the excess of net short-term capital gain over net long-term capital loss, less expenses) are taxable to shareholders as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

      Generally, each Fund will distribute any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss). If a Fund retains its net capital gains for investment, requiring Federal income tax to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to its shareholders. As a result, shareholders (a) will be required to include in income for Federal income tax purposes, as long-term capital gains, their proportionate share of such undistributed amounts and (b) will be entitled to credit their proportionate share of the Federal income tax paid thereon by the Fund against their Federal income tax liability. In the case of shareholders whose long-term capital gains would be taxed at a lower rate, the amount of the credit for tax paid by a Fund in excess of the shareholder's actual tax on capital gains may be applied to reduce the net amount of tax otherwise payable by such shareholders in respect of their other income or, if no tax is payable, the excess may be refunded. For Federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between its pro rata share of such gains and its tax credit. If a Fund retains net capital gains, it may not be treated as having met the excise tax distribution requirement.

      Distributions of net capital gains that a Fund designates as capital gains dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and are not eligible for the corporate dividends - received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain on such shares.

      Distributions of investment company taxable income and net realized capital gains by a Fund will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

      Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon distribution which will nevertheless be taxable to them.

      Shareholders who redeem, sell or exchange shares of a Fund may realize gain or loss if the proceeds are more or less than the shareholder's purchase price. Such gain or loss generally will be a capital gain or loss if the Fund shares were capital assets in the hands of the shareholder, and generally will be long- or short-term, depending on the length of time the Fund shares were held. However, if a shareholder realizes a loss on the sale of a share held at the time of sale for six months or less, such loss will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. A gain realized on a redemption, sale or exchange will not be affected by a reacquisition of shares. A loss realized on a redemption, sale or exchange, however, will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Equity options (including options on stock and options on narrow-based stock indexes) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Fund's holding period for the option and in the case of an exercise of a put option on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security of the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by a Fund is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

      Many futures contracts, certain foreign currency forward contracts and all listed nonequity options (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will constitute "section 1256 contracts." Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or losses. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on October 31) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income.

      Positions of a Fund which consist of at least one security and at least one option or other position with respect to the security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

      Positions of a Fund which consist of at least one position not governed by
Section 1256 and at least one futures contract, foreign currency forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

      Proposed regulations have been issued which may allow the Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by those countries.

      Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount represents interest for Federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount earned in a given year generally is treated for Federal income tax purposes as income earned by the Funds, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Funds is determined on the basis of a constant yield to maturity which takes into account at least semi-annual or annual compounding (depending on the date of the security) of accrued interest. If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

      In addition, some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of many debt securities, including tax-exempt securities, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Funds at a constant rate over the time remaining to the debt security's maturity or, at the election of the Funds, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

      In addition to Federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions from the Funds. Under the laws of certain states, distributions of investment company taxable income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax. Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Funds in their own state and localities.

      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, Trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her.

      Special Information Regarding AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund: Each of the AARP Tax Free Income Funds intends to qualify to pay "exempt-interest dividends" to its shareholders. Each Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities of states, U.S. possessions, their political subdivisions, and the District of Columbia, the interest on which is exempt from Federal tax. To the extent that the Funds' dividends distributed to shareholders are derived from earnings on interest income exempt from Federal tax and are designated as "exempt-interest dividends" by the Funds, they will be excludable from a shareholder's gross income for Federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits. In addition, interest on certain municipal obligations (private activity bonds) will be treated as a preference item for purposes of calculating the alternative minimum tax for individuals and for corporations. Similarly, income distributed by the Funds, including exempt-interest dividends, may constitute an adjustment to alternative minimum taxable income of corporate shareholders. The Funds do not intend to purchase any private activity bonds. The Funds will inform shareholders annually as to the portion of the distributions from the Funds which constituted "exempt-interest dividends."

      To the extent that the Funds' dividends are derived from interest on their temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered ordinary taxable income for Federal income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable at long-term capital gain rates regardless of the length of time the shareholder has owned Fund shares. However, if a shareholder realizes a loss on the sale of a share held at the time of sale for six months or less, such loss will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, a loss realized by a shareholder on the sale of shares of the Funds with respect to which exempt-interest dividends have been paid will be disallowed if such shares have been held by the shareholder for six months or less (to the extent of exempt-interest dividends paid).


      Under the Code, a shareholder's interest expense deductions with respect to indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as either of the AARP Tax Free Funds, may be limited. In addition, under rules issued by the Internal Revenue Service for determining when borrowed Funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed Funds even though the borrowed Funds are not directly traceable to the purchase of shares.

      Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuer. Neither AARP, the Fund Manager, nor Counsel to the Funds makes any review of proceedings relating to the issuer of municipal securities or the bases of such opinions.


      The foregoing description regarding the AARP Tax Free Funds relates only to Federal income tax law. Investors should consult with their tax advisers as to exemption from other state or local law. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Funds.


      Special Information Regarding the AARP Managed Investment Portfolios:
Distribution of an underlying AARP Mutual Fund's investment company taxable income are taxable as ordinary income to an AARP Managed Investment Portfolio which invests in the Fund. Distribution of the excess of an underlying AARP Mutual Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to an AARP Managed Investment Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by an AARP Managed Investment Portfolio of shares of an underlying AARP Mutual Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares. The AARP Managed Investment Portfolios will not be eligible to elect to "pass through" to their shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an underlying AARP Mutual Fund.

                        BROKERAGE AND PORTFOLIO TURNOVER

Brokerage Commissions

      To the maximum extent feasible the AARP Funds' investment adviser will place orders for portfolio transactions through the Distributor, which in turn will place orders on behalf of the AARP Funds with other brokers and dealers. The Distributor receives no commission, fees or other remuneration from the Funds for this service. Allocation of brokerage is supervised by the Fund Manager.

      Purchases and sales of fixed-income securities for the AARP Funds are generally placed by the Fund Manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

      The primary objective of the Fund Manager in placing orders for the purchase and sale of assets for the AARP Funds' portfolios is to obtain the most favorable net results, taking into account such factors as price, commission (which is negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Fund Manager seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the AARP Funds to reported commissions paid by others. The Fund Manager reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

      AARP Diversified Portfolio Investments are made directly in Underlying AARP Funds with no commissions.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Fund Manager's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to the Funds or the Fund Manager. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and concerning the performance of accounts. The Fund Manager is authorized, when placing portfolio transactions for the AARP Funds, except for the AARP Growth Funds, to pay a


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

brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Fund Manager will not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the Funds. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

      Although certain research, market and statistical information from brokers and dealers can be useful to the AARP Funds and to the Fund Manager, it is the opinion of the Fund Manager that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Fund Manager's staff. Such information may be useful to the Fund Manager in providing services to clients other than the AARP Funds, and not all such information is used by the Fund Manager in connection with the AARP Funds. Conversely, such information provided to the Fund Manager by brokers and dealers through whom other clients of the Fund Manager effect securities transactions may be useful to the Fund Manager in providing services to the AARP Funds.


      For the fiscal years ended September 30, 1995, 1996 and 1997 the AARP Growth and Income Fund paid brokerage commissions of $1,690,604, $3,453,660 and $4,618,820 and the AARP Capital Growth Fund paid brokerage commissions of $2,636,662, $1,011,500 and $734,958, both respectively. For the fiscal period ended September 30, 1995, and for the fiscal years ended September 30, 1996 and 1997, the AARP Balanced Stock and Bond Fund paid brokerage commissions of $149,816, $201,070 and $229,436, respectively. For the fiscal period February 1, 1996 (commencement of operations) until September 30, 1996, the AARP Global Growth Fund paid brokerage commissions of $209,773 and $180,078 for the fiscal year ended September 30, 1997. In the fiscal year ended September 30, 1997, $4,354,345 (94% of the total brokerage commissions paid by AARP Growth and Income Fund) and $720,089 (98%) by AARP Capital Growth Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated $567,987,991 for the AARP Capital Growth Fund, (74% of all brokerage transactions) and $ (722,873,260,718 (80% of all brokerage transactions) for the AARP Growth and Income Fund. The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or other special factors. For the fiscal year ended September 30,1997, $198,249 (86%) of the total brokerage commissions paid by AARP Balanced Stock and Bond Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated $164,436,537 for AARP Balanced Stock and Bond Fund, (48% of all brokerage transactions). For the fiscal period ended September 30, 1997, $178,368 (99%) of the total brokerage commissions paid by AARP Global Growth Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated $45,080,15372,794,359 for AARP Global Growth Fund (75% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or other special factors.

      For the fiscal year ended September 30, 1997, AARP U.S. Stock Index Fund paid brokerage commissions of $0, AARP International Growth and Income Fund paid brokerage commissions of $74,937, and AARP Small Company Stock Fund paid brokerage commissions of $37.

      The AARP U.S. Stock Index Fund aggregated $0 (0% of all brokerage transactions), the AARP International Growth and Income Fund aggregated $23,325,960 (99% of all brokerage transactions), and the AARP Small Company Stock Fund aggregated $21,952,906 (52% of all brokerage transactions.)


      The Trustees review from time to time whether the recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable. To date, no recapture has been effected.

Portfolio Turnover


      Fund securities may be sold to take advantage of investment opportunities arising from changing market levels or yield relationships. Although such transactions involve additional costs in the form of spreads or commissions, they will be undertaken in an effort to improve the overall investment return of a Fund, consistent with that Fund's objectives. The portfolio turnover rate of a Fund is defined in a Rule of the SEC as the lesser of the value of securities purchased or securities sold during the year, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. The portfolio turnover rates for the fiscal years ended September 30, 1995, 1996, and 1997 for five of the non-money market Funds were: AARP High Quality Short Term Bond Fund, 201.07%, 169.96% and 83.26%; AARP GNMA and U.S. Treasury Fund, 70.35%, 83.44%
and 94.24%; AARP Insured Tax Free General Bond Fund, 17.45%, 18.69% and 7.82%; AARP Growth and Income Fund, 31.26%, 25.02% and 33.4%; AARP Capital Growth Fund, 98.44%, 64.84% and _____%, all respectively. The portfolio turnover rate for the period ended September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997 for the AARP Balanced Stock and Bond Fund was 63.77%, 35.22% and 26.79%, respectively. The portfolio turnover rate for AARP Global Growth Fund for the period February 1, 1996 (commencement of operations) to September 30, 1996 was 12.56%; for the fiscal year ended September 30, 1997 the portfolio rate was 31.34%. The portfolio turnover rate for the fiscal year ended September 30, 1997 for AARP Bond Fund for Income was 13.69%, AARP U.S. Stock Index Fund was 14.52%, AARP International Growth and Income Fund was 50.73%, AARP Small Company Stock Fund was 6.93%, AARP Diversified Income With Growth Portfolio and AARP Diversified Growth Portfolio were 5.57% and 7.67%, respectively.


                                 NET ASSET VALUE

AARP Money Funds

      The net asset value per share of the Funds are computed twice daily as of twelve o'clock noon and the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day when the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value is determined by dividing the total assets of the Fund, less all of its liabilities, by the total number of shares of the Fund outstanding. The AARP High Quality Money Fund uses the penny-rounding method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, portfolio securities for which market quotations are readily available and which have remaining maturities of more than 60 days from the date of valuation are valued at the mean between the over-the-counter bid and asked prices. Securities which have remaining maturities of 60 days or less are valued by the amortized cost method; if acquired with remaining maturities of 61 days or more, the cost thereof for purposes of valuation is deemed to be the value on the 61st day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. Determinations of net asset value per share for the Fund made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

      The valuation of AARP High Quality Tax Free Money Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price AARP High Quality Tax Free Money Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of AARP High Quality Tax Free Money Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by AARP High Quality Tax Free Money Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates. Other securities and assets for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Trustees and applied on a consistent basis. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. The Trustees review the valuation of AARP High Quality Tax Free Money Fund's securities through receipt of regular reports from the Adviser at each regular Trustees' meeting. Determinations of net asset value made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

AARP Non-Money Market Funds

      The net asset value of shares of the Funds are computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

      An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

      Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities purchased with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

      An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

      Trading in securities on foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined by each Trust's Board of Directors. Shares of AARP Underlying Funds in which the AARP Diversified Portfolios invest in next determine net asset value after the order is placed.

      If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

      The financial statements of the AARP Funds included in the Annual Report to shareholders dated September 30, 1996, have been examined by Price Waterhouse LLP, independent accountants, and are incorporated by reference into this Statement of Additional Information in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

Shareholder Indemnification

      Each of the Trusts is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. No series of one Trust is liable for the obligations of another series in the AARP Complex.

Ratings of Corporate Bonds

      The three highest ratings of Moody's for corporate bonds are Aaa, Aa and
A. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa securities. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Although factors giving security to principal and interest on bonds rated A are adequate, other elements may be present which suggest a susceptibility to impairment sometime in the future.

      The three highest ratings of S&P for corporate bonds are AAA (Prime), AA (High-grade) and A. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rating issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Ratings of Commercial Paper

      The ratings Prime-1 and Prime-2 are the highest commercial paper ratings assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; 6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Prime-2 ratings are assigned by Moody's to commercial paper issuers which have a strong capacity for meeting their obligations in a timely fashion. However, their financial, economic and managerial capacities will be less than that of Prime-1 borrowers. Financial characteristics such as earnings, coverage ratios and capitalization will be more affected by external economic factors than Prime-1 borrowers. Liquidity is still believed to be ample.

      The two highest ratings of S&P for commercial paper are A-1 and A-2. Commercial paper rated A-1 or better by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

      S&P will assign an A-2 rating to the commercial paper of companies which have the capacity for timely payment on issues. However, the relative degree of safety is less than for issuers rated A-1.

Ratings of Municipal Bonds

      The three highest ratings of Moody's for municipal bonds are Aaa, Aa, and
A. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      The three highest ratings of S&P for municipal bonds are AAA (Prime), AA (High-grade), and A (Good grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions.

      Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of Funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

      S&P's top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

      The ratings F-1+ and F-1 are the two highest ratings assigned by Fitch. Among the factors considered by Fitch in assigning these rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt;
(4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is within these two ratings.

Other Information

      Each AARP Fund has a fiscal year ending on September 30.

The CUSIP for AARP High Quality Money Fund is 000036E-10-7
The CUSIP for AARP GNMA & U.S. Treasury Fund is 00036M-10-9.
The CUSIP for AARP High Quality Short Term Bond Fund is 00036M-20-8.
The CUSIP for AARP Bond Fund for Income Fund is 00036M-30-7.
The CUSIP for AARP Tax Free Money Fund is 00036Q-10-0.
The CUSIP for AARP Insured Tax Free General Bond Fund is 00036Q-20-9.
The CUSIP for AARP Balanced Stock & Bond is 00036J-30-4.
The CUSIP for AARP Growth & Income Fund is 00036J-10-6.
The CUSIP for AARP Capital Growth Fund is 00036J-20-5.
The CUSIP for AARP Global Growth Fund is 00036J-40-3.
The CUSIP for AARP U.S. Stock Index Fund is 00036J-50-2
The CUSIP for AARP International Growth and Income Fund is 00036J-60-1.
The CUSIP for AARP Small Company Stock is 00036J-70-0.
The CUSIP for AARP Diversified Income With Growth Portfolio is 00036W-10-7. The CUSIP for AARP Diversified Growth Portfolio is 00036W-20-6.

      Portfolio securities of the AARP Funds except AARP Global Growth Fund are held separately, pursuant to a custodian agreements with each Trust, by State Street Bank and Trust Company of Boston as Custodian.

      Portfolio securities of AARP Global Growth Fund are held separately, pursuant to a custodian agreement with AARP Growth Trust on behalf of AARP Global Growth Fund, by Brown Brothers Harriman & Co. of Boston as Custodian.



      The firm of Dechert Price & Rhoads of Washington, D.C. is counsel for the Trusts.


      These Trusts also have a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each Fund is shown in the table below, and is included in Services to shareholders in the Statements of Operations.

      Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds. The amount for each Fund is shown in the table below, and is included in Custodian and accounting fees in the Statements of Operations.

      For the period ended September 30 the amounts charged by SSC to the Funds were as follows:

                                                   1997 Amount      Total SSC Unpaid      1996 Amount      1995 Amount
                                                 Charged to Fund    at September 30,      Charged to       Charged to
                     Fund                           by SSC(a)             1997*           Fund by SSC      Fund by SSC
                     ----                           ---------             -----           -----------      -----------

AARP High Quality Money Fund                        $1,505,677           $121,984
AARP High Quality Tax Free Money Fund                  256,965             20,052
AARP GNMA and U.S. Treasury Fund                     6,732,169            539,940
AARP High Quality Bond Fund                          1,455,652            114,310
AARP Insured Tax Free General Bond Fund              1,741,482            138,720
AARP Bond Fund for Income                                   --                 --
AARP Balanced Stock and Bond Fund                    1,357,972            132,955
AARP Growth and Income Fund                          6,853,761            672,527
AARP U.S. Stock Index Fund                                  --                 --
AARP Capital Growth Fund                             1,889,072            180,473
AARP Small Company Stock Fund                           93,491             93,491
AARP Global Growth Fund                                558,504             51,344
AARP International Stock Fund                               --                 --

* Total unpaid amounts are included in Other payables and accrued expenses in the Statements of Assets and Liabilities.

(a) SSC did not impose any or a portion of its fee for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP Small Company Stock Fund, and AARP International Stock Fund amounting to $40,906, $60,094, $25,298, and $54,419, respectively.


      Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of Scudder, Stevens & Clark, Inc., computes net asset value for each Fund. AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund each pay Scudder Fund Accounting an annual fee equal to 0.020% on the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million, up to and including $1 billion and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP Insured Tax Free General Bond Fund pays Scudder Fund Accounting an annual fee equal to 0.024% on the first $150 million of average daily net assets, 0.0070% on such assets in excess of $150 million up to and including $1 billion, and 0.0040% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP High Quality Short Term Bond Fund, AARP GNMA and U.S. Treasury Fund and AARP Bond Fund for Income each pay Scudder Fund Accounting an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP U.S. Stock Index Fund, AARP Capital Growth Fund and AARP Small Company Stock Fund each pay Scudder Fund Accounting an annual fee equal to 0.025% on the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges. AARP Global Growth Fund and Scudder International Growth and Income Fund each pay Scudder Fund Accounting Corporation an annual fee equal to 0.065% on the first $150 million of average daily net assets, 0.0400% of such assets in excess of $150 million up to and including $1 billion, and 0.0200% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

      Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders. These transactions will reflect investment decisions made by the Fund Manager in light of the objectives and policies of the Funds, and such factors as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

      Costs of $13,000 incurred by AARP Bond Fund for Income in conjunction with its organization are amortized over the five year period beginning February 1, 1997.

      Costs of $16,000 incurred by AARP U.S. Stock Index Fund in conjunction with its organization are amortized over the five year period beginning February 1, 1997.

      Costs of $13,000 incurred by AARP International Growth and Income Fund in conjunction with its organization are amortized over the five year period beginning February 1, 1997.

      Costs of $13,000 incurred by AARP Small Company Stock Fund in conjunction with its organization are amortized over the five year period beginning February 1, 1997.

      Costs of $23,000 incurred by AARP Diversified Income With Growth Portfolio in conjunction with its organization are amortized over the five year period beginning February 1, 1997.

      Costs of $23,000 incurred by AARP Diversified Growth Portfolio in conjunction with its organization are amortized over the five year period beginning February 1, 1997.

      Each Trust is located at Two International Place, Boston, Massachusetts 02110-4103 (telephone: 1-800-253-2277). Each has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of the Funds offered by the Prospectus. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statements, certain parts of which are omitted in accordance with Rules and Regulations of the SEC. The Registration Statements may be inspected at the principal office of the SEC at 450 Fifth Street, N.W., Washington, D.C. and copies thereof may be obtained from the SEC at prescribed rates.

      The following chart demonstrates that tax-free yields are equivalent to higher taxable yields due to their tax-exempt status. For example, tax-free interest of 5% is the equivalent of 6.94% taxable in a 28% tax bracket. Please refer to the chart for more examples.

Tax-Exempt Income vs. Taxable Income

      The following table illustrates comparative yields from taxable and tax-exempt obligations under federal income tax rates in effect for the 1997 calendar year.

      [TO BE UPDATED]

      1997 Taxable Income                           To Equal Hypothetical Tax-Free Yields of 5%, 7%
      Brackets                                     and 9%, a Taxable Investment Would Have To Earn**

             Individual             Federal
               Return              Tax Rates            5%                7%                9%

      $0 - $24,650                   15.0%             5.88%            8.24%             10.59%
      $24,651 - $59,750              28.0%             6.94%            9.72%             12.50%
      $59,751 - $124,650             31.0%             7.25%            10.14%            13.04%
      $124,651 - $271,050            36.0%             7.81%            10.94%            14.06%
      Over $271,050                  39.6%             8.28%            11.59%            14.90%

               Joint                Federal
               Return              Tax Rates            5%                7%                9%

      $0 - $41,200                   15.0%             5.88%            8.24%             10.59%
      $41,201 - $99,600              28.0%             6.94%            9.72%             12.50%
      $99,601 - $151,750             31.0%             7.25%            10.14%            13.04%
      $151,751 - $271,050            36.0%             7.81%            10.94%            14.06%
      Over $271,050                  39.6%             8.28%            11.59%            14.90%

** These illustrations assume the Federal alternative minimum tax is not applicable, that an individual is not a "head of household" and claims one exemption and that taxpayers filing a joint return claim two exemptions. Note also that these federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose federal adjusted gross income exceeds $121,200 ($60,600 in the case of a married individual filing a separate return), or of (ii) the gradual phaseout of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $121,200 (for single individuals) or $181,800 (for married individuals filing jointly). The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.

Example:*

      Based on 1997 federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $50,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.

      There is no guarantee that a Fund will achieve a specific yield. While most of the income distributed to the shareholders of each Fund will be exempt from federal income taxes, portions of such distributions may be subject to federal income taxes. Distributions may also be subject to state and local taxes.

* Net amount subject to federal income tax after deductions and exemptions, exclusive of the alternative minimum tax.

                              FINANCIAL STATEMENTS

      The financial statements and notes, including the investment portfolio, of each AARP Fund, together with the Report of Independent Accountants and Supplementary Information are incorporated by reference herein.

AARP Investment Program
           from SCUDDER




                                                   --------
                                                   REACHING
                                                     YOUR
                                                     GOALS
                                                   --------


                                                ANNUAL REPORT
                                                -------------
                                               TO SHAREHOLDERS
                                               ---------------

                                                September 1997

TABLE OF CONTENTS

Annual Review                                                 1
Special Section                                               6
Message from the Portfolio Managers                          11

Money Market Funds
      AARP High Quality Money Fund                           12
      AARP High Quality Tax Free Money Fund                  13

Income Funds
      AARP GNMA and U.S. Treasury Fund                       14
      AARP High Quality Bond Fund                            16
      AARP Insured Tax Free General Bond Fund                18
      AARP Bond Fund for Income                              20

Growth and Income Funds
      AARP Balanced Stock and Bond Fund                      22
      AARP Growth and Income Fund                            24
      AARP U.S. Stock Index Fund                             26

U.S. Growth Fund
      AARP Capital Growth Fund                               28
      AARP Small Company Stock Fund                          30

Worldwide Growth Funds
      AARP Global Growth Fund                                32
      AARP International Stock Fund                          34

Asset Allocation Funds
      AARP Managed Investment Portfolios                     36

AARP Funds' Investment Portfolios                            39
Financial Statements                                        119
Financial Highlights                                        135
Notes to Financial Statements                               145
Report of Independent Accountants                           154
Officers and Trustees                                       155
Service Information                                         158
Tax Information                                             159
Glossary                                                    160

AARP Investment Program
           from SCUDDER


SIDEBAR TEXT:

TAKE ADVANTAGE OF DOLLAR COST AVERAGING

Dollar cost averaging is a simple systematic approach to managing risk. You invest a specific amount of money on a regular basis -- usually monthly -- to reduce the average price you pay over time for mutual fund shares. You will automatically buy shares at different prices: more shares when the prices are down, and fewer shares when the prices are up. Because you buy more shares when prices are low, the average price you pay per share may be lower than the actual average share price during the same period. While there are no assurances, over time, dollar cost averaging can offer the potential of greater returns and greater protection from market volatility. You can invest as little as $50 per month through the AARP Investment Program's Automatic Investment Plan. It is simple and hassle free. Call us at 1-800-253-2277 for details.



Annual Review

     This Annual Report covers the period from October 1, 1996, through September 30, 1997. During this time many positive changes took place in the AARP Investment Program. Most significant was the introduction of six new funds to the family in February. Together, the 15 AARP Mutual Funds offer you a choice of uniquely managed investments, whose goal is to provide competitive returns, but with less share price fluctuation than similar funds. More recently, Scudder, Stevens & Clark, Inc. reached an agreement to form an alliance with the Zurich Group, a worldwide provider of insurance services. These exciting developments are described later in this review.

     First, let us turn to the favorable performance of the AARP Mutual Funds over the year, which in part reflected the overall strength of the U.S. stock market and declining long-term interest rates. We are pleased to report that as of September 30, 1997, several of the AARP Mutual Funds were highly rated by Morningstar, which ranks the relative risk versus returns of comparable funds. Detailed reviews of the performance of each of the Funds begin after page 11.

CALLOUT:

Several AARP Mutual Funds are highly rated by Morningstar. Read further in A Message from the Portfolio Managers on page 11.

The Stock Market

     The upward pace of the U.S. stock market continued during the past 12 months as inflation remained benign and unemployment sank to the lowest level in more than 20 years. In addition, positive corporate profits, a strengthening dollar, the recent tax legislation, and the shrinking deficit combined to create a healthy environment for both large- and small-cap U.S. stocks. Large-cap stocks, as measured by the unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500), returned 40.46%, and small-cap stocks, as measured by the Russell 2000 Index, returned 33.20% in the 12 months ending September 30, 1997. This environment prompted Federal Reserve Chairman Alan Greenspan to remark in July that the current state of the economy was "exceptional." These positive forces extended to most foreign

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                                THE STOCK MARKET

CHART PERIOD:

                                   1992 - 1997

CHART DATA:

                         MSCI EAFE      Russell 2000        S&P 500
                         ---------      ------------        -------

          1992-1993        26.35            33.19            13.00

          1993-1994         9.83             2.62             3.69

          1994-1995         5.79            23.40            29.75

          1995-1996         8.61            13.13            20.34

          1996-1997        12.18            33.20            40.46


CAPTION TO PRECEDING CHART:

The stock market total return for the annual period September 30 to September 30, as measured by the Morgan Stanley Capital International EAFE Index, the Russell 2000 Index, and the S&P 500 Index.

                                    -------

markets as well, although at a more modest pace. The Morgan Stanley Capital International Index (MSCI), an unmanaged market- value-weighted measure of non-U.S. stock markets, rose 12.18% over the period covered by this Report.

     It is important to note that while the U.S. stock market has been on an upward trend, the swings along the way were often quite significant. One of several examples included the 247-point drop of the Dow Jones Industrial Average (the Dow) on August 15, 1997. This decline, which represented a 3.1% decline in the value of the thirty companies included in the Dow, and 2.6% of the S&P 500, capped a week of declining prices. However, by the following week, stock prices more than made up for the loss.

THE BOND MARKET

     After a strong fourth quarter of 1996 for the bond market, healthy economic news and fears of potential inflationary pressure caused the bond market to decline in the first quarter of 1997. In recent months, however, bonds rallied and more than recovered from these losses. Low inflation, a shrinking federal deficit, a budget agreement, and reduced government borrowing all had a positive impact on the bond market. Long-term interest rates, as measured by the 30-year U.S. Treasury Bond, declined from 6.92% on September 30, 1996, to 6.40% on September 30, 1997. Short-term rates, as measured by the three-month Treasury bill, declined from 5.01% to 4.95% over the same period. Bond prices, and therefore the value of your bond investments, rose.


SIDEBAR TEXT:

A Reminder for Investors -- Have a Long-Term Perspective

While you may be surprised, if not unnerved, by day-to-day swings in the financial markets, history tells us that long-term investors are best served by keeping the inevitable volatility of the markets in proper perspective. If you can accept that both the bond and stock markets will experience volatility, the downturns in the markets should not be cause for alarm. In fact, these downturns may provide buying opportunities for some investors.

It is also important to keep the absolute amounts of changes in the markets in perspective. The Dow Jones Industrial Average has tripled in value over the past ten years. For example, the 508-point drop in 1987 represented a 22.6% decline of the market. That same decline would have represented only 6.4% of the market as of September 30, 1997.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                              THE U.S. BOND MARKET

CHART PERIOD:

                                   1992 - 1997

CHART DATA:


                         3-Month Treasury       30-Year
                               Bill         Treasury Bond
                         ----------------   -------------

              1992-1993        2.98              6.02

              1993-1994        4.77              7.82

              1994-1995        5.41              6.50

              1995-1996        5.03              6.92

              1997-1997        4.95              6.40

CAPTION TO PRECEDING CHART:

The U.S. Bond market yield for the annual period September 30 to September 30, as measured by the 3-month Treasury Bill and the 30-year Treasury Bond.


Looking Ahead

     As we look toward the end of 1997 into early 1998, it is difficult to predict how the stock and bond markets will fare. While there are no guarantees when investing, we continue to believe there is long-term opportunity in both the stock and bond markets. This should benefit long-term investors (those willing to invest for five years or more). However, due to the perceived high value of the U.S. stock market, we maintain a somewhat cautious outlook over the short term. As always, we encourage diversification among U.S. large- and small-company equity holdings, international equity holdings, and the fixed income sector. This serves as protection against a downturn in any one area of the market.

Reflecting on Important Program Developments

     The past year has brought many exciting changes to the AARP Investment Program. Many of our shareholders, and other AARP members, have expressed a high level of interest in a greater choice of mutual funds and in taking somewhat more risk with a portion of their total investment portfolio. In response to your feedback, we introduced six new funds to the family in February of this year -- the AARP Bond Fund for Income, the AARP U.S. Stock Index Fund, the AARP Small Company Stock Fund, the AARP International Stock Fund, and the AARP Managed Investment Portfolios.

SIDEBAR TEXT:

The AARP Lump Sum Service

For many, receiving a lump sum payout is a significant, if not a once-in-a-lifetime, event. The process of deciding how best to reinvest this money can be complex and even intimidating. In fact, many of you have told us that you need help in making decisions about how to invest your proceeds when you have received a large lump sum or one-time distribution, such as from a retirement plan.

In response to your feedback, we have introduced the AARP Lump Sum Service.
You can now work with a specially trained AARP Investment Program retirement plan specialist who can help you understand tax implications and your investment options. Our specialists can also assist you in working through the "red tape" that is sometimes involved with a lump sum distribution.

Taking   advantage   of  the  AARP  Lump  Sum   Service   can  make   investment
decision-making easier and the implementation of your decisions hassle free. Call us at 1-800-253-2277 to find out more about this free service.

     While most of the Funds offer the potential of higher returns (and therefore higher risk) than the existing AARP Mutual Funds, you told us that you were hopeful that we could manage these Funds for the potential of less downside risk than comparable funds. The Funds were therefore developed and are managed to do just that. Their portfolio management teams seek competitive -- but not the highest -- returns, but with less risk than comparable funds. Designed specially to meet the needs of AARP members, we know of no other family of funds that includes a similar risk management mandate for all of its funds. Of course, while the AARP Mutual Funds are actively managed to reduce share price fluctuation, remember that your principal is never insured or guaranteed, and that the value of your investment and your return will move up and down as market conditions change.

     Having launched the six new funds in February, we spent much of the balance of the year developing a tool that will allow you to actually "pinpoint" how the AARP Mutual Funds are performing compared to similar mutual funds, from a total return and risk management standpoint. This new performance measurement system is being introduced with this Report. We plan to communicate extensively about it in the future to help you to become more comfortable with the performance measurement system and to encourage you to use it. Please refer to the special section of this Report, which describes the system in more detail.

CALLOUT:

The six new AARP Mutual Funds, introduced in February 1997, have been well received by AARP member investors, having grown to more than 24,000 accounts with over $271 million in assets as of September 30, 1997.


     We were also pleased to announce that Scudder has reached an agreement to form an alliance with The Zurich Group. Scudder will represent Zurich's core investment management capability. Zurich, a 125-year-old financial services company, has a heritage of innovative and customized problem-solving that takes the form of a disciplined, conservative, and personal approach to risk management. This is a philosophy that mirrors Scudder's approach to asset management. As part of the new relationship, Scudder will be combined with Zurich Kemper Investments, Inc., an investment management company now owned by Zurich. The new company will be named Scudder Kemper Investments, Inc.

SIDEBAR TEXT:

New Web Site

The AARP Investment Program's Web site is located at:

     http://aarp.scudder.com.

This dynamic electronic connection to the Program provides visitors easy access to a broad range of information, including the AARP Mutual Funds performance, which is updated daily, and the complete prospectus.

Our Web site also offers News Stories featuring important information about the markets and investing. The Learning Center offers an investor education overview through Quick Concepts, and several investment guides, Planning for Retirement and Managing Your Money In Retirement. The Archives offers newsletter back issues, while the Resources for Investors offers a Glossary and Lists of Associations and Publications.

The Program's site allows you to communicate your questions and comments directly to us and to request informative how-to literature about investing, published by the AARP Investment Program from Scudder. Visit us often, as content is regularly updated.

SIDEBAR TEXT:

A Note About the Expense of
Publishing This Report

Some shareholders have appropriately asked about the expense of publishing this SEC-required Report. Our goal is to provide information about the performance of the Funds, current investment strategies, and details about the expenses of the Funds. We also review certain developments in the Program that you should be aware of as a shareholder.

Further, we go to great lengths to assure easy reading, utilizing larger typeface and the liberal use of white space. Our challenge is to accomplish all of this as cost-effectively as possible. So, for example, in addition to sending only one copy of the Annual Report to every shareholder's home, we use lower-quality, less-expensive paper.

We have also determined that our consolidated Report, featuring all 15 Funds, is a less expensive means of communicating Fund information to you than publishing and mailing individual Fund Reports, as do other mutual fund companies. This year's Report cost approximately 85 cents per copy to produce. This compares to the cost of last year's Report at 78 cents per copy. We are comfortable with this modest increase given the Report's expansion to include the six new AARP Mutual Funds.

Viewed from the standpoint of expense ratios, the total publication cost is approximately 1/24th of 1 basis point for the AARP family of fifteen mutual funds with average expenses of 95 basis points, which compares favorably to the Lipper average fund expenses of 135 basis points.*

If you require additional copies of the Report, please call 1-800-253-2277.

* Lipper Analytical Services, Inc. is the source for the average expenses of similar mutual funds.



     The Program's core commitment to risk managed investment performance and the delivery of the highest service levels will not change as a result of the alliance. In fact, we expect that this new alliance will offer significant benefits over time resulting from the Program's access to greater resources -- human and capital -- that will take the form of greater investment expertise and enhanced services.

     All of us at the AARP Investment Program from Scudder are excited about the future and about working with you to make informed investment decisions that lead to financial security and independence as you plan for and live in retirement. Please do not hesitate to contact us with any questions you may have at 1-800-253-2277.

Our best,

/s/Linda C. Coughlin    /s/Cornelia Small

Linda C. Coughlin       Cornelia Small
Chairperson             President and
                        Investment Director

Special Section:

Measuring the Performance of
The AARP Mutual Funds


     The past year has been an exciting one for the AARP Investment Program from Scudder, due in large part to the addition of six new funds to the family. Together, the 15 AARP Mutual Funds offer you a choice of uniquely managed investments, whose goal is to provide competitive returns but with less share price volatility than similar funds. The addition of the new funds offers you a significantly greater opportunity to be well diversified in keeping with your individual circumstances and investment objectives. The family of AARP Mutual Funds addresses four major investment needs: stability of principal, income, tax-free income, and growth.

CALLOUT:

We provide these market index comparisons in accordance with the Securities and Exchange Commission's (SEC) disclosure requirements. Under these requirements, all mutual funds (except money funds) are required to compare their performance over the past ten years (or life of the fund) to that of a broad-based securities market index.


     Assessing the risk and return potential of the vast array of mutual funds available today can be an overwhelming task. Measuring and evaluating the performance of the AARP Mutual Funds presents a further challenge for investors because of the emphasis our portfolio managers put on the active management of risk as they strive to produce competitive returns. As you read through the individual fund summaries that follow this section, you will note that all of the AARP Mutual Funds except the AARP Money Funds have been compared to market indices.

     The problem with these comparisons is that the performance of indices may vary significantly from the performance of actual mutual funds. The reason is that indices are unmanaged baskets of securities, and do not include the expenses of operating a fund, such as advisory fees and portfolio transaction costs. Due to these factors, even index funds such as the AARP U.S. Stock Index Fund tend to underperform the market indices. Indices, therefore, do not provide a complete picture. This is important to remember when comparing the performance of any mutual fund to the performance of a market index.

     With this in mind, we have devoted this special section to an explanation of a new performance measurement system. It is proving to be a valuable tool for those of us at Scudder and AARP who have responsibility for overseeing the performance of your funds. It can be helpful to you as well. Your understanding of the process will make it easier for you to select from the expanded choices of AARP Mutual Funds.

     Our plans are to continue to communicate with you about this new performance system to help you evaluate investment performance of the AARP Mutual Funds, not just as it relates to total return but also to the management of risk. Our goal has been to create an easy-to-understand approach that will permit you to fairly and objectively assess:

     o    the total return of the AARP Mutual Funds;

     o the downside risk of the AARP Mutual Funds, measured by the frequency and amount by which the total return fluctuates downward; and

     o the total return and downside risk of the AARP Mutual Funds relative to similar mutual funds.

Creating a Performance Measurement System:
Four Principles to Remember

     We have been guided by four principles that are important to remember as you familiarize yourself with the performance measurement system.

     1) A single performance measure does not necessarily tell the whole story -- particularly in the case of your AARP Mutual Funds, which put significant emphasis on the active management of risk. As you will see in the graphs provided later in this Report, we measure the performance of your Funds in terms of total return and downside risk.

     2) We measure downside risk because most investors view risk as related to the chances of a loss and the likely size of that loss. We have therefore chosen to track, measure, and evaluate the frequency and amount by which each fund's total return fluctuates downward -- absolutely and compared to groups of similar mutual funds.

     3) One-year performance is not a strong indicator because of its variability -- produced by frequent and large swings in the markets. Of greater significance, however, is the fact that most investors have an investment horizon of more than one year. Indeed, a recent study conducted by the Investment Company Institute (ICI) showed that only 4% of investors have a time horizon of less than one year, and that the median investment time horizon was eight years. We therefore focus our evaluation of performance over three-year time periods or more, although we monitor shorter-term performance to identify emerging trends affecting the longer-term performance of the AARP Mutual Funds.

     4) Benchmarks such as the S&P 500 and the various bond market indices may be of limited use in evaluating performance, as previously mentioned. Mutual fund investors like you care increasingly about how your funds are performing compared to similar mutual funds you could have purchased. We have therefore made a good faith effort to create peer universes of similar mutual funds against which you can assess risk and return for each of your AARP Mutual Funds. We have selected funds from the larger universe of funds tracked by Lipper Analytical Services, Inc. We included any fund with at least $100 million in assets, and with a three-year track record. The universes will be updated periodically as new funds meet the criteria.

Pinpointing the Tradeoff Between Risk and Return of the AARP Funds

     All of the AARP Mutual Funds with share price volatility (i.e., all except AARP Money Funds) that have been in existence for three years or more are represented on risk/return graphs in their individual sections of this Report. They are the:

 o  AARP GNMA and U.S. Treasury Fund        o  AARP Balanced Stock and Bond Fund
 o  AARP High Quality Bond Fund             o  AARP Growth and Income Fund
 o  AARP Insured Tax Free General Bond Fund o  AARP Capital Growth Fund

     The AARP Bond Fund for Income, AARP Global Growth Fund, AARP U.S. Stock Index Fund, AARP Small Company Stock Fund, AARP International Stock Fund, and the two AARP Managed Investment Portfolios have been in existence for less than three years. Therefore, we have not included them in this analysis. We will be providing their risk-managed performance information in upcoming AARP Investment Program communications.

How to Read the Performance Graphs

     First, and most important, be patient. While we are confident that the performance measurement system has great value in helping you to assess the investment performance of your Funds, it may take more than one review of the graphs for you to feel comfortable with them.

Here's how to read them:

     o The vertical (y) axis represents the percentage of average monthly return.

     o The horizontal (x) axis represents the combination of the frequency and amount by which monthly total return has fluctuated downward, expressed in percentage terms. Unlike total return, the lower the risk percentage, the better we are doing at controlling downside fluctuation of total return.

     o Two dotted lines divide the graph into four sections or quadrants. The point where the two dotted lines meet represents the median risk and median return of the peer universe of similar funds.

     Our goal is for the AARP Mutual Funds to perform in the upper-left quadrant. If that cannot be achieved (it is not possible all the time), then our goal is for the Funds to perform in the lower-left quadrant. This reflects the priority we put on the management of risk in response to your feedback. You have told us that the achievement of competitive returns is important, but that you do not necessarily expect your investments to achieve the highest total returns if we can provide less downside risk. You know that in general the achievement of the highest levels of return involves the acceptance of a potentially and perhaps uncomfortably high level of risk (funds in the upper and lower-right quadrants).

     The graph below pinpoints the performance of the AARP Growth and Income Fund in terms of average monthly return and average monthly downside risk for the three years ending September 30, 1997. The result is shown in relation to the the median performance of its peer universe of other growth and income funds. The Fund's total return was slightly better than the average of its peers as represented by its location slightly above the horizontal axis. The Fund is shown to the left of the vertical axis which means the frequency and magnitude with which the Fund's total return has declined is less during this period than the average of the peer mutual fund universe.



A DESCRIPTIVE DIAGRAM EXPLAINING THE REPORT'S SCATTER CHARTS APPEARS HERE

A fund in the upper-left quadrant has better-than-median return and lower-than-median risk as defined by the frequency of down months and amount by which total return declines in those months. Such a fund has better overall performance than the typical peer fund. This is the best combination of results -- less risk with more return.

A fund in the upper-right quadrant has better-than-median return but higher-than-median risk.

         AARP Growth and Income Fund Three-Year Risk/Return Performance

                      Average Monthly Return       Monthly Downside Risk
                      ----------------------       ---------------------

 AARP Growth and               2.00                         1.26
   Income Fund

 Peer Funds                    1.97                         1.52
  Average

(Data represented from October 1, 1994 through September 30, 1997 for 269 similar funds.)

A fund in the lower- left quadrant has lower-than-median return but lower-than- median risk.

A fund in the lower-right quadrant has lower- than-median returns and higher-than-median risk. Such a fund has worse overall performance than the typical peer fund. This is the worst combination of results -- more risk with less return.

Working with Us to Assess Fund Performance

     Your frank and honest views about your investment needs and performance expectations, especially as they relate to your willingness to trade off risk for return, have been invaluable in helping us to develop the new AARP Mutual Funds and to refine the investment goals and strategies of the existing AARP Mutual Funds. More recently your perspectives have greatly informed the development of a process by which we and you can measure performance of your funds. As we introduce and refine our new performance measurement system, we hope you will continue to provide us with your reactions, questions, and concerns.

     Most importantly, we encourage you to get comfortable with and use this tool. It will help you feel confident with the investment decisions you have made and continue to make as you plan for, and during, your all-important retirement years.

     If you have any questions about the Program's performance measurement system, this Annual Report in general, or on how to diversify your portfolio to achieve competitive returns and protection against the volatility of the financial markets, please do not hesitate to call one of our AARP Mutual Fund Representatives, toll free, at 1-800-253-2277, 8:00 a.m. to 8:00 p.m., eastern time. They can help you to evaluate, if not enhance, the appropriateness of your investment portfolio based on your risk tolerance, time horizon, and specific investment objectives -- whether or not your portfolio includes AARP Mutual Funds.

     Remember, we are here to help.

A Message from the Portfolio Managers

     On the following pages you will find our reviews of the investment performance of the individual AARP Mutual Funds for the period October 1, 1996 to September 30, 1997.

     The year has been exciting, challenging and rewarding, as we have worked to:

     o integrate the six new AARP Mutual Funds into the family consistent with our unique mandate to provide competitive returns but with less downside share price volatility than similar funds;

     o deliver on this commitment during a period of considerable market volatility; and

     o develop an easy-to-understand approach that will help you evaluate the investment performance of your funds -- not just as it relates to total return, but also to the management of risk.

CALLOUT:

Current performance information for all of your Funds is available through the Easy Access Line at 1-800-631-4636 or by calling a Mutual Fund Representative at 1-800-253-2277.

     The summaries of most funds include the one-, five-, and ten-year total return or, as in the case of those funds with less than ten years, life of fund total return. Remember that one-year returns can be extremely high or low due to market conditions, therefore it is important to evaluate twelve-month returns in relation to five-year and ten-year returns. You will see that where appropriate, a one-year total return is expressed in terms of its two components: distributed income, which includes reinvested dividends; and capital change, defined as the change in the price per share and includes reinvested capital gains distributions.

     Finally, we have worked to strengthen the quality of our individual portfolio reviews with the inclusion of more relevant information about the:

     o performance of the funds over longer periods of time compared to various market indices, and

     o risk-managed performance of your funds compared to similar mutual funds. If you have not done so already, read more about our new performance measurement system in the Special Section that begins on page 6.

     We hope this information helps you to make informed investment decisions and that you feel confident and comfortable in the process.


SIDE BAR TEXT:

The AARP Mutual Fund family was recently awarded a Five-Star Rating from Mutual Funds Magazine,* based on its independent evaluations of 210 fund families' risk-adjusted returns over the last two to ten years. Family ratings are on a Five-Star to One-Star scale, where the top fifth of all families receive five stars; the next fifth, four-stars; the middle fifth, three stars; the next-to-lowest fifth, two stars, and the bottom fifth, just one star.

*1997 edition of Mutual Funds Magazine

Six of the AARP Mutual Funds are rated by Morningstar* and received the following 3-year ratings as of 9/30/97.

   AARP Growth and Income Fund  4 Star

   AARP GNMA and
     U.S. Treasury Fund         4 Star

   AARP Balanced Stock and
     Bond Fund                  4 Star

   AARP Capital Growth Fund     4 Star

   AARP High Quality Bond Fund  3 Star

   AARP Insured Tax Free
      General Bond Fund         3 Star


   * Morningstar proprietary rankings reflect historical risk-adjusted performance and are calculated as of 9/30/97. 2143, 1187, and 638 Equity Funds, 1309, 713 and 301 Taxable Bond Funds and 1374, 668, and 326 Municipal Bond Funds were rated for the 3-, 5-, and 10-year periods, respectively. The ratings are subject to change each month. Morningstar ratings are calculated from the Funds' 3-, 5-, and 10-year average annualized total returns in excess of 90-day T-Bill returns, with appropriate adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The Funds' 3-, 5-, and 10-year ratings are 5, 5, and 4 Stars, respectively. Those funds receiving 5 Stars are in the top 10% of their investment category, while the top 22.5% of funds that Morningstar evaluates receive 4 Stars, and 35% of the funds receive 3 Stars. Past performance is not a guarantee of future results.

     AARP HIGH QUALITY MONEY FUND
     ----------------------------

FUND OVERVIEW

The AARP High Quality Money Fund is designed to maintain stability and safety of your principal while providing current income. The Fund has quality standards high enough to have secured an AAAm rating from Standard & Poor's Corp.,* a leading national independent rating firm. The Fund seeks to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that, unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. government and the yield of the Fund will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

The Fund may be appropriate for investors who have short-term needs or those who do not want the risks associated with investing in stocks or bonds. These investors include those requiring current income for day-to-day expenses, immediate access to their assets through free checkwriting, and investment diversification with a degree of safety and stability; and those seeking a short-term investment prior to making long-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

David Wines
  Lead Portfolio Manager

K. Sue Cote

Debra A. Hanson
  Portfolio Managers

----------
* The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.


THE FUND'S INVESTMENT STRATEGY

     As with most money funds, the performance of the AARP High Quality Money Fund mirrored the movement of short-term interest rates during the period covered by this Report. Short-term interest rates, as measured by the three-month U.S. Treasury Bill, declined from 5.01% on September 30, 1996 to 4.95% on September 30, 1997. In this environment, our aim was to keep a long average maturity in the Fund. We were able to provide you with a competitive yield compared to other money funds by lengthening its average maturity from 46 days on September 30, 1996 to 55 days on September 30, 1997.

     In keeping with your Fund's objective, all securities we bought over the past 12 months were rated within the two highest quality rating categories of one or more rating agencies such as Moody's Investors Service, Inc., Standard & Poor's Corporation, and Fitch Investors Service, Inc. In addition, we complied with the guidelines established by S&P, which are more stringent than the guidelines most money funds utilize. This enabled us to retain our AAAm rating from S&P, the highest rating available.

     Since we do not anticipate interest rates rising significantly over the next several months, we expect your Fund's average maturity to remain within the 45- to 55-day range. If interest rates rise, we will shorten its average maturity by purchasing shorter-maturity securities. We believe our overall strategy will provide competitive income while maintaining stability and liquidity.

                              PORTFOLIO STATISTICS
                              --------------------

            Number of Issues                          32

            7-Day Current Yield                    4.64%

            Average Maturity                     55 days

            Average Quality                         AAAm


                                PORTFOLIO RETURNS
                                -----------------

            One-Year Cumulative
            Total Return                           4.72%

            Five-Year Average
            Annualized Total Return                3.85%

            Ten-Year Average
            Annualized Total Return                5.15%

            Five-Year Cumulative
            Total Return                          20.82%

            Ten-Year Cumulative
            Total Return                          65.27%

     AARP HIGH QUALITY TAX FREE MONEY FUND
     -------------------------------------

FUND OVERVIEW

The AARP High Quality Tax Free Money Fund is designed to offer you stability and safety of principal, along with current income free from federal income taxes.^1 The quality of the Fund is high enough to have secured an AAAm rating from Standard & Poor's (S&P).^2 The AARP High Quality Tax Free Money Fund is designed to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that, unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. government, and yield will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors in high tax brackets or those who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in an investment designed to offer stability, and those seeking a short-term investment prior to making long-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

K. Sue Cote
  Lead Portfolio Manager

Donald C. Carleton

Rebecca L. Wilson
  Portfolio Managers

----------
^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

^2 The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

THE FUND'S INVESTMENT STRATEGY

         As short-term interest rates in general declined over the period covered by this Report, our aim was to purchase securities with a one-year maturity. Recently, securities with a one-year maturity have provided above-average value. We combined these purchases with short variable rate notes to create what we think is the best mix of yield and stability. As of September 30, 1997, the average maturity of your Fund was 51 days, which is longer than the 49-day average maturity of the Fund back on September 30, 1996. Standard & Poor's Corp. limits the average maturity of all its AAA-rated money funds to 60 days.

         As always, all securities we bought over the past 12 months were rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or S&P. The AARP High Quality Tax Free Money Fund is rated AAAm by S&P, their highest rating. As a result, there are particular guidelines with which we must comply in order to maintain our AAAm rating. In addition, within the universe of securities that fit the S&P criteria, Scudder credit analysts approve only a small percentage. Therefore, the number of securities that we have to choose from is much smaller and in most cases of better quality than other tax-free money funds.

         We do not expect short-term interest rates to rise dramatically over the next few months. Therefore, we intend to maintain a slightly above-average maturity of the Fund. By doing so, we hope to provide you with price stability and competitive tax-free income.

                              PORTFOLIO STATISTICS
                              --------------------

            Number of Issues                          54

            7-Day Current Yield                    3.16%

            Average Maturity                     51 Days

            Average Quality                         AAAm


                                PORTFOLIO RETURNS
                                -----------------

            One-Year Cumulative
            Total Return                           2.80%

            Five-Year Average
            Annualized Total Return                2.39%

            Ten-Year Average
            Annualized Total Return                3.81%

            Five-Year Cumulative
            Total Return                          12.55%

            Ten-Year Cumulative
            Total Return                          45.40%

     AARP GNMA AND U.S. TREASURY FUND
     --------------------------------

FUND OVERVIEW

The AARP GNMA and U.S. Treasury Fund seeks to produce a high level of current income from a conservatively managed government fixed-income portfolio. Although your principal is not guaranteed as it is with an insured fixed-rate certificate of deposit (CD) or savings account, the Fund is managed to have less share price volatility than other GNMA funds. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee is not related to the Fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Thomas M. Poor
  Lead Portfolio Manager

Mark S. Boyadjian

Scott E. Dolan

David H. Glen
  Portfolio Managers


       Total Return
       ------------
        CUMULATIVE

           FUND     INDEX+
-------------------------

1 yr.      8.49%    10.27%

5 yr.     30.26%    40.24%

10 yr.   116.18%   155.38%


        AVERAGE ANNUAL

           FUND     INDEX+
 -------------------------

  1 yr.    8.49%    10.27%

  5 yr.    5.43%     6.99%

  10 yr.   8.01%     9.82%


HOW THE FUND HAS PERFORMED

     The AARP GNMA and U.S. Treasury Fund provided a 6.35% 30-day SEC yield as of September 30, 1997. The Fund was actively managed to protect you from some of the share price volatility caused by rising interest rates early in the year. However, during times of declining interest rates such as that of more recent months, your Fund will often lag behind other GNMA funds and its comparative index due to its U.S. Treasury holdings. The Annual Investment Returns chart below shows that the AARP GNMA and U.S. Treasury Fund's one-year total return of 8.49% (representing 6.81% in distribution of income and 1.68% in capital change) underperformed the unmanaged Lehman Brothers Mortgage GNMA Index of 10.27%. It is important to remember that the index return does not reflect investment in cash or short-term Treasury securities like those held in the Fund; nor does the index reflect the impact of servicing, investment management, or administrative expenses that a mutual fund incurs. The Fund's underperformance was due in part to its holdings of investments in lower yielding U.S. Treasuries and other short-term instruments in keeping with its discipline to reduce share price volatility. Secondly, mortgages as a class performed exceptionally well over the past several months. Therefore, comparable funds that were almost entirely invested in mortgages performed better than the AARP GNMA and U.S. Treasury Fund.

     Twelve-month returns for the Fund will vary. By maintaining a long-term focus and staying invested through periods of rising and declining interest rates, you have the opportunity to earn high monthly income. The graph above right shows how $10,000 invested in the Fund on September 30, 1987 would have grown by September 30, 1997, assuming all distributions were reinvested.

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:      Yearly Periods ended September 30

CHART DATA:

                AARP GNMA and U.S.        Lehman Brothers
                 Treasury Fund         Mortgage GNMA Index^+
                 -------------         ---------------------

          1987      $10000                  $10000

          1988       11107                   11506

          1989       12014                   12807

          1990       13079                   14016

          1991       14925                   16343

          1992       16595                   18210

          1993       17572                   19411

          1994       17238                   19176

          1995       19016                   21873

          1996       19926                   23159

          1997       21618                   25538


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:   Yearly Periods ended September 30
                        (Total Return %)

CHART DATA:
               AARP GNMA and U.S.        Lehman Brothers
                 Treasury Fund         Mortgage GNMA Index^+
                 -------------         --------------------

          1993       5.89%                    6.59%

          1994       -1.9                    -1.22

          1995      10.31                    14.07

          1996       4.79                     5.88

          1997       8.49                    10.27


----------
^+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

     In keeping with our strategy to produce monthly income from a conservatively managed government portfolio, we used shorter term U.S. Treasury securities (20% of the portfolio as of September 30, 1997) to reduce share price volatility while using high-yielding GNMA securities (76% as of September 30, 1997) for income. We increased our position in GNMA securities to approximately 76% as of September 30, 1997 from 66% on September 30, 1996 for two reasons: we believed that mortgages were an attractive category relative to Treasuries and we didn't anticipate a major rise in interest rates. Within the GNMA universe, we invested across a variety of maturities with interest rate coupons ranging from 6.5% to 16%. To dampen the share price volatility during this period, the remainder of the portfolio was invested in shorter term U.S. Treasury obligations and cash equivalents with maturities of three years or less.

CALLOUT:

This is a unique Fund because it is designed for older Americans who seek more income from conservative investments. The Fund generally has at least 20% of its assets in securities such as short-term Treasuries, to cushion it from too much share price fluctuation.

     We believe that the current blend of GNMA securities will continue to provide a competitive stream of income, while the shorter term Treasury securities and cash equivalents will continue to help dampen share price volatility.

     The following graph shows your Fund's monthly downside risk and average monthly return for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise the lower-left quadrant. See page 6 for a complete description of our performance measurement system.

A SCATTER CHART APPEARS HERE

SCATTER CHART TITLE:

      AARP GNMA and U.S. Treasury Fund Three-Year Risk/Return Performance


                          Average Monthly Return       Monthly Downside Risk
                          ----------------------       ---------------------

      AARP GNMA and U.S.
      Treasury Fund                .63%                         .21%

      Peer Funds
      Average                      .72%                         .35%

(Data represented from October 1994 through September 1997 for 20 similar funds.)

Your Fund is located in the lower-left quadrant. Its return was slightly less than the median return of its Lipper* GNMA fund peer group. However, it had the second lowest risk in the universe of 20 similar mutual funds.

----------
*Lipper Analytical Services, Inc. is the source for the peer group information.




FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for conservative investors who want relatively high current income but some protection from bond market fluctuation. As an investor, you should be investing for the longer term (three years or more) and be comfortable with fluctuation in the value of your principal and yield.


                            PORTFOLIO DIVERSIFICATION
                            -------------------------
                            As of September 30, 1997

                          Government National
                             Mortgage Association     76%
                          U.S. Treasury Obligations   20%
                          Cash Equivalents             4%
                                                     ----
                                                     100%
                                                     ====

                              PORTFOLIO STATISTICS
                              --------------------

                        Number of Issues              2112
                        30-Day Yield                 6.35%
                        Average Coupon               7.44%
                        Yield to Maturity            6.60%
                        Average Maturity        5.33 Years
                        Average Duration        2.59 Years
                        Average Quality                AAA

     AARP HIGH QUALITY BOND FUND
     ---------------------------

FUND OVERVIEW

To help achieve a high level of income compared to similar bond funds, the AARP High Quality Bond Fund invests in a range of investment-grade bonds. The Fund maintains quality standards that are among the highest of any general bond fund currently available, with at least 65% of the Fund's assets invested in securities rated in the two highest rating categories by Moody's and Standard & Poor's. The Fund may also invest up to 20% of its assets in bonds rated Baa by Moody's or rated BBB by S&P. The Fund is also managed to have less share price volatility than other high quality bond funds.


PORTFOLIO
MANAGEMENT TEAM

William M. Hutchinson
  Lead Portfolio Manager

Scott E. Dolan

David H. Glen
  Portfolio Managers



       Total Return
       ------------
        CUMULATIVE

          FUND     INDEX^+
-------------------------
 1 yr.    8.15%     9.73%

 5 yr.   35.05%    39.70%

 10 yr.  126.98%  147.26%


       AVERAGE ANNUAL

          FUND     INDEX^+
-------------------------
 1 yr.    8.15%     9.73%

 5 yr.    6.19%     6.91%

 10 yr.   8.54%     9.47%


HOW THE FUND HAS PERFORMED

         The AARP High Quality Bond Fund's one-year total return of 8.15% (representing 6.13% in distribution of income and 2.02% in capital change) underperformed the unmanaged Lehman Brothers Aggregate Bond Index of 9.73%. Because your Fund attempts to reduce share price volatility, it will often underperform the index when long-term interest rates decline, as they have over much of the period covered by this Report. Long-term interest rates, as measured by the 30-year Treasury Bond, declined from 6.92% to 6.39% for the same period. It is important to remember that the index return does not reflect investment in cash or short-term securities like those held in the Fund; nor does the index reflect the impact of servicing, investment management, or administrative expenses that a mutual fund incurs.

         The Fund's return will vary from year to year, however, by maintaining a long-term focus and staying invested through periods of rising and declining interest rates, you increase the chances of achieving your long-term objective. The graph to the right shows how $10,000 invested in the Fund on September 30, 1987 would have grown as of September 30, 1997, assuming all distributions were reinvested.

THE FUND'S INVESTMENT STRATEGY

         Over the past 12 months we focused our efforts on implementing our diversification strategy by investing across a range of maturities, quality ratings, and industries. Your Fund continued to be well diversified in high-quality securities. As of September 30, 1997, 66% of the portfolio was invested in government, AAA-rated, or AA-rated securities; 12% of the Fund was invested in A-rated bonds; 16% was invested

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

CHART DATA:

                              AARP High Quality   Lehman Brothers
                                  Bond Fund      Aggregate Bond Index^+
                                  ---------      ---------------------

                    1987           $10000             $10000

                    1988            11238              11330

                    1989            12404              12606

                    1990            13051              13556

                    1991            15066              15724

                    1992            16807              17699

                    1993            18804              19464

                    1994            17761              18835

                    1995            20066              21485

                    1996            20988              22533

                    1997            22698              24726

BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                        Total Return %

CHART DATA:

                 AARP High Quality         Lehman Brothers
                     Bond Fund         Aggregate Bond Index^+
                     ---------         ---------------------

        1993            11.88%                9.98%

        1994            -5.54                -3.22

        1995            12.98                14.06

        1996             4.59                 4.90

        1997             8.15                 9.73


----------
^+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

in BBB securities; and 6% was invested in cash equivalents. We favored attractively priced mortgage-backed securities, with an allocation of approximately 25% of the portfolio's assets, because of their high quality and income potential. We also continued to invest in a broad range of corporate securities such as those in financial, transportation, and consumer staples companies. Utilizing an investment provision implemented in February of this year, we invested 16% of the portfolio assets in BBB-rated securities. This helped provide you with a 30-day SEC yield of 5.83% as of September 30, 1997.

         Overall, we maintained a barbell maturity strategy with 18% of the portfolio invested in securities that mature in under one year and 24% of the portfolio invested in securities maturing in more than ten years.


CALLOUT:

The Fund attempts to reduce share price fluctuation by investing in a variety of different economic sectors.


         The following graph shows the Fund's monthly downside risk and average monthly return for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise in the lower-left quadrant. See the special section on page 6 for a complete description of our performance measurement system.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:
         AARP High Quality Bond Fund Three-Year Risk/Return Performance

      SCATTER CHART TITLE:

                       Average Monthly Return       Monthly Downside Risk
                       ----------------------       ---------------------

 AARP High Quality             0.68%                        0.46%
 Bond Fund

 Peer Funds                    0.76%                        0.53%
 Average




(Data represented from October 1994 through September 1997 for 44 similar funds.)

Your Fund is located in the lower-left quadrant. Its return was slightly less than the median return of its Lipper* "Corporate Rated A" fund peer group. However, it had the 12th lowest risk in this universe of 44 similar mutual funds.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who want competitive returns from a portfolio of high credit quality. Investors should be seeking to invest for the longer term (at least three years or more) and be comfortable with fluctuation in the value of their principal and yield.

                            PORTFOLIO DIVERSIFICATION
                            -------------------------
                            As of September 30, 1997

                      Corporate Bonds                 33%
                      U.S. Treasury Obligation        21%
                      Government National
                        Mortgage Association          14%
                      Asset Backed                    13%
                      U.S. Government Agency
                        Pass-Throughs                 11%
                      Cash Equivalents                 6%
                      Foreign Bonds--U.S. $
                        Denominated                    2%
                                                     ----
                                                     100%
                                                     ====


                              PORTFOLIO STATISTICS
                              --------------------

                Number of Issues                          52
                30-Day SEC Yield                       5.83%
                Average Coupon                         7.19%
                Yield to Maturity                      5.31%
                Average Maturity                  9.08 Years
                Average Duration                  4.35 Years
                Average Quality                           AA

     AARP INSURED TAX FREE GENERAL BOND FUND
     ---------------------------------------

FUND OVERVIEW

The AARP Insured Tax Free General Bond Fund seeks to pay high monthly income that is free from federal income taxes.* The Fund invests in a portfolio consisting primarily of high-grade municipal securities that are insured against default. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily. The Fund is also managed to have less share price volatility than other tax-free bond funds.


PORTFOLIO
MANAGEMENT TEAM

Donald C. Carleton
  Lead Portfolio Manager

Philip G. Condon
  Portfolio Manager


       Total Return
       ------------
        CUMULATIVE

          FUND     INDEX+
-------------------------

 1 yr.    8.57%     9.04%

 5 yr.   38.36%    41.40%

 10 yr. 130.07%   131.82%


        AVERAGE ANNUAL

          FUND     INDEX+
-------------------------

 1 yr.    8.57%     9.04%

 5 yr.    6.71%     7.17%

 10 yr.   8.69%     8.76%


----------
* It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains generally will be subject to federal, state, and local taxes.

HOW THE FUND HAS PERFORMED

     The AARP Insured Tax Free General Bond Fund provided you with a competitive return and high, tax-exempt income over the past 12 months. Your Fund's one-year total return was 8.57% (representing 5.15% in income distributions and 3.42% in capital change); its 30-day SEC yield as of September 30, 1997 was 4.31%. This is a taxable equivalent yield of 7.14% for shareholders in the 39.6% tax bracket.

     The AARP Insured Tax Free General Bond Fund's one-year return underperformed the unmanaged Lehman Brothers Municipal Bond Index's return of 9.04%. It is important to note that due to the Fund's investment strategy to moderate share price volatility, the Fund will often underperform versus similar funds and the index. Also, the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.

     By maintaining a long-term focus and staying invested through strong and weak markets, your investment has the opportunity to grow over time. The graph to the right shows how $10,000 invested in the Fund on September 30, 1987 would have grown by September 30, 1997, assuming all distributions were reinvested.

THE FUND'S INVESTMENT STRATEGY

     In keeping with your Fund's objective to reduce share price volatility, purchasing bonds with call protection remained a fundamental part of the Fund's investment strategy over the past 12 months. Generally, a bond is called by the issuer so that it can be refinanced at a lower interest

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

HART DATA:
                     AARP Insured Tax Free        Lehman Brothers
                      General Bond Fund         Municipal Bond Index^+
                      -----------------         ---------------------

             1987         10000                        10000

             1988         11439                        11296

             1989         12658                        12277

             1990         13276                        13113

             1991         15115                        14842

             1992         16628                        16395

             1993         19009                        18484

             1994         18158                        18033

             1995         20012                        20051

             1996         21190                        21260

             1997         23007                        23182


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                        Total Return %

CHART DATA:

                          AARP Insured Tax Free         Lehman Brothers
                            General Bond Fund        Municipal Bond Index^+
                            -----------------        ---------------------

                 1993              14.31%                   12.74%

                 1994              -4.47                    -2.44

                 1995              10.21                    11.18

                 1996               5.88                     6.04

                 1997               8.57                     9.04



----------
^+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

rate. Our call-protection strategy provided a more reliable income stream than would have existed if the Fund held a significant amount of bonds that could be called in by the issuer before their stated maturity. As of September 30, 1997, 85% of the portfolio was invested in non-callable bonds.

CALLOUT:

Investing in securities of varying maturities helps reduce the share price volatility of this Fund.

     The maturity structure of the portfolio was not significantly altered during the past twelve months. We still prefer bonds from the 5- to 15-year range of the market, which accounted for approximately 69% of the Fund's assets as of September 30, 1997. The remaining 31% of the portfolio was divided equally between short-term securities and bonds maturing in more than 15 years.

     In addition, as of September 30, 1997, 95% of the portfolio was invested in insured securities (or securities with escrowed U.S. Treasuries which provide the backing of the U.S. government). Remember that this insurance protects the bond from default but does not apply to the value of your shares or to the yield of the Fund, both of which will fluctuate daily.

     We believe that our strategy of maintaining a moderate duration (see Glossary on page 160 for a definition of the word "duration"), presently of 7.39 years, will continue to serve you well. We seek to provide you with high income free from federal income taxes and to keep your Fund's share price more stable than that of a long-term municipal bond fund.

     The following graph shows your Fund's monthly downside risk and average monthly return performance for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise the lower- left quadrant.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:

   AARP Insured Tax Free General Bond Fund Three-Year Risk/Return Performance

      SCATTER CHART DATA:

                      Average Monthly Return       Monthly Downside Risk
                      ----------------------       ---------------------

 AARP Tax Free                 0.66%                        0.68%
 General Bond Fund

 Peer Funds                    0.65%                        0.78%
 Average


(Data represented from October 1994 through September 1997 for 16 similar funds.)

Your Fund is located at the intersection of the upper- and lower-left quadrants. Its return was the same as the median return of its Lipper* Insured Muni Bond fund peer group. The Fund had the third lowest risk in this universe of 16 similar mutual funds.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.



FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors in higher tax brackets who want income that is free from federal income taxes. Investors should be seeking to invest for the long term (at least three years or more) and be comfortable with fluctuation in the value of their principal and yield.


                            MUNICIPAL BOND EFFECTIVE
                              MATURITIES ALLOCATION
                              ---------------------
                            As of September 30, 1997

                       Less than 1 year             3%
                       1 to less than 5 years      11%
                       5 to less than 10 years     28%
                       10 to less than 15 years    41%
                       Greater than 15 years       17%
                                                  ----
                                                  100%
                                                  ====


                              PORTFOLIO STATISTICS
                              --------------------

                   Number of Issues                     368
                   30-Day SEC Yield                   4.31%
                   Average Coupon                     4.79%
                   Average Maturity              10.8 Years
                   Effective Duration            7.39 Years
                   Average Quality                      AAA

     AARP BOND FUND FOR INCOME
     -------------------------

FUND OVERVIEW

The AARP Bond Fund for Income is designed to provide the highest level of monthly income of any AARP Fund by investing primarily in investment- grade bonds. The Fund can invest up to 35% in below-investment-grade bonds (at least 25% of which must be BB or Ba and no more than 10% of which may be B). The AARP Bond Fund for Income is also managed to have less share price volatility than other investment-grade long-term bond funds.


PORTFOLIO
MANAGEMENT TEAM

William M. Hutchinson
  Lead Portfolio Manager

Kelly D. Babson

David H. Glen
  Portfolio Managers


       Total Return
       ------------
        CUMULATIVE

          FUND     INDEX^+
-------------------------
 Life of
 Fund*    6.06%     6.21%


HOW THE FUND HAS PERFORMED

     The AARP Bond Fund for Income has performed close to its index since it was introduced on February 1, 1997. For the life of the Fund (February 1, 1997 through September 30, 1997), the total return of 6.06% (not annualized) slightly underperformed the Lehman Brothers Aggregate Bond Index's return of 6.21% for the same period. It is important to note that due to the Fund's investment strategy to moderate share price volatility, the Fund will often underperform versus similar funds and the index. Also, the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses that a mutual fund has.

CALLOUT:

In pursuit of the highest level of income of any AARP Mutual Fund, the Fund has the flexibility to invest in a full array of maturities and credit quality.


THE FUND'S INVESTMENT STRATEGY

     Your Fund must invest at least 65% of its assets in investment-grade bonds. The Fund also invests a portion of its assets in lower-grade bonds. Our investment orientation is towards the "upper end" -- or high-quality end -- of the low-grade market, primarily BB-quality securities. We anticipate that investing in these lower-grade securities will produce a higher yield and more share price appreciation than the other income funds offered by the Program, although the investment risk is somewhat higher. As of September 30, 1997, 78% was invested in investment-grade bonds of BBB or higher, 14% in BB bonds, and 8% in B bonds.

     We also chose to keep the Fund richly diversified, utilizing a full array of maturities and


LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Monthly Periods from February 1, 1997*
                       to September 30, 1997

CHART DATA:
                    AARP Bond Fund          Lehman Brothers
                      for Income         Aggregate Bond Index^+
                    --------------       ---------------------

         2/1/97            10000                     10000

                           10039                     10025

         3/31/97            9921                      9914

                           10004                     10062

                           10139                     10158

         6/30/97           10266                     10279

                           10567                     10556

                           10457                     10467

         9/30/97           10606                     10621



BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Period ended September 30
                     Total Return %

CHART DATA:
                    AARP Bond Fund          Lehman Brothers
                      for Income         Aggregate Bond Index^+
                    --------------       ---------------------

          2/1/97* -       6.06%                   6.21%
          9/30/97

----------
^+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends.
   Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

credit quality. As of September 30, 1997, 53% of the portfolio was invested in the corporate sector, 6% in mortgage-backed securities, 9% in asset-backed securities, and 32% in cash and U.S. government securities (due to the large inflow of cash into this new fund). In the corporate sector, we were invested 32% in industrials, 16% in financials, and 5% in utilities. We also maintained a barbell strategy where 29% of the portfolio is invested in bonds maturing in ten years or more and 30% is invested in bonds maturing in under one year.

     We will continue to manage the AARP Bond Fund for Income for higher yields than other AARP Income Funds, but to have less downside share price volatility than other investment-grade bond funds. In turn, it is important to remember that this Fund will likely experience more volatility than the AARP GNMA and U.S. Treasury Fund or the AARP High Quality Bond Fund. Investors in this Fund must therefore be in a position to tolerate greater risk to the value of their investment for the potential of greater returns over the long term.

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who seek high monthly income from a diversified portfolio of largely investment-grade bonds, but who are willing to accept the additional risk of a portfolio with some investment in lower-quality bonds. Investors should be prepared to invest for the long term (at least three years or more) and be comfortable with fluctuation in the value of their principal. The AARP Bond Fund for Income could serve as a core bond investment in most investors' portfolios because it offers the potential for high yields, competitive total returns, and less share price fluctuation than other investment-grade bond funds.


                              PORTFOLIO ALLOCATION
                              --------------------
                            As of September 30, 1997

                        Corporate Bonds             50%
                        Cash Equivalents            31%
                        Asset-Backed Securities      9%
                        Government National
                          Mortgage Association       4%
                        Foreign Bonds -- U.S. $
                          Denominated                3%
                        U.S. Government Agency
                          Pass-Throughs              2%
                        U.S. Treasury Obligations    1%
                                                   ----
                                                   100%
                                                   ====


                              PORTFOLIO STATISTICS
                              --------------------

                   Number of Issues                      67
                   30-Day SEC Yield                   6.92%
                   Average Coupon                     7.85%
                   Yield to Maturity                  5.05%
                   Average Maturity              9.85 Years
                   Average Duration              4.96 Years
                   Average Quality                        A

     AARP BALANCED STOCK AND BOND FUND
     ---------------------------------


FUND OVERVIEW

By investing in a combination of stocks, bonds, and cash reserves, the AARP Balanced Stock and Bond Fund seeks to offer you long-term growth of capital and quarterly income. The Fund attempts to keep the value of its shares more stable than other balanced funds. The Fund is also managed to have less share price volatility than other balanced funds.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

William M. Hutchinson

Benjamin W. Thorndike
  Portfolio Managers


       Total Return
       ------------
        CUMULATIVE

                   BLENDED
          FUND     INDEX+
-------------------------
  1 yr.    27.34%   23.96%

 Life of
 Fund*     66.87%   64.21%

        AVERAGE ANNUAL

                   BLENDED
          FUND     INDEX+
-------------------------
 1 yr.     27.34%   23.96%

 Life of
 Fund*     15.00%   14.49%

HOW THE FUND HAS PERFORMED

     The AARP Balanced Stock and Bond Fund's one-year total return of 27.34% (representing 4.57% in income distributions and 22.77% in capital change) outperformed the blended index's return of 23.96%. The blended index is made up of the unmanaged Standard & Poor's Composite Index of 500 Stocks (50%), the unmanaged Lehman Brothers Aggregate Bond Index (40%), and the three-month Treasury Bill Index (10%). (Please note that the Fund was introduced on February 1, 1994; therefore, five-year and ten-year data are not available.)

     By maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. The graph to the right shows how a $10,000 investment in the Fund would have grown if you invested in the Fund on February 1, 1994, assuming all distributions were reinvested.

THE FUND'S INVESTMENT STRATEGY

     In general, the stock portion of your Fund (representing 61% of the portfolio as of September 30, 1997) uses an approach similar to the AARP Growth and Income Fund. We invest in stocks that are believed to have favorable long-term capital appreciation outlooks and above-average dividend yields. Since the stock portion of the Fund is managed by the same team and with the same strategy as the AARP Growth and Income Fund, please refer to the AARP Growth

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Semiannual Periods from February 1, 1994*
                        to September 30, 1997

CHART DATA:

               AARP Balanced   Standard & Poor's   Lehman Brothers
              Stock and Bond   500 Stock Price     Aggregate Bond      Blended
                  Fund              Index               Index            Index^+
                  ----              -----               -----            -----

2/94*           $10000             $10000              $10000           $10000

3/94             10154               9305                9583             9490

9/94             10584               9800                9543             9747

3/95             11024              10752               10062            10461

9/95             12361              12715               10885            11776

3/96             13343              14203               11146            12602

9/96             13978              15299               11416            13247

3/97             15007              17019               11694            14157

9/97             17800              21489               12527            16421


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                       Total Return %

CHART DATA:

                        AARP Balanced                Blended
                      Stock and Bond Fund             Index^+
                      -------------------             -----
           2/1/94* -
           9/30/94          -0.78%                    -3.83%

           1995             16.80                     20.43

           1996             13.08                     14.50

           1997             27.34                     23.96


----------
^+ The performance of the blended benchmark is a weighting comprised of 50%
   Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and the 3-Month Treasury Bill Index (10%). The 50/40/10 measure is meant to reflect the anticipated long range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1994.

and Income Fund Report on page for details on specific stock selection. (The Fund may invest up to 70% of its assets in stocks.)

     The portion of the Fund invested in bonds (representing 31% of the portfolio as of September 30, 1997) must include investment-grade securities -- those rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, both independent ratings organizations. At least 75% of these securities must be rated within the three highest quality ratings (AAA, AA, and A) by Moody's or S&P. (At all times, at least 30% of your Fund's assets will be a combination of investment-grade bonds and cash equivalents.) We moved from intermediate bonds over the past 12 months to a barbell strategy (with an emphasis on short and long maturities) in anticipation of a flattening yield curve (short-term yields rising faster than long-term yields). The remaining 8% of the Fund's assets were invested in cash equivalents.



                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                           Stocks                 61%
                           Bonds                  31%
                           Cash Equivalents        8%
                                                 ----
                                                 100%
                                                 ====


     We continue to believe that stocks will outperform bonds and cash over the longer term; therefore, a majority of the portfolio will continue to be invested in stocks. While we are comfortable with our current asset allocation of 61% stocks, 31% bonds, and 8% cash equivalents, this allocation may be gradually changed depending upon our expectations for the financial markets.

     The following graph shows your Fund's monthly downside risk and average monthly return performance for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise in the lower-left quadrant. See page 6 for a complete description of our performance measurement system.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:

      AARP Balanced Stock and Bond Fund Three-Year Risk/Return Performance

      SCATTER CHART DATA:

                       Average Monthly Return       Monthly Downside Risk
                       ----------------------       ---------------------

 AARP Balanced                 1.46%                        0.76%
 Fund

 Peer Funds                    1.46%                        0.93%
 Average

(Data represented from October 1994 through September 1997 for 85 similar funds.)


Your Fund is located at the intersection of the upper- and lower-left quadrants. Its return was the same as the median return of its Lipper* Balanced fund peer group. The Fund had the 12th lowest risk in this universe of 85 similar mutual funds.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.


FOR WHOM THE
FUND IS DESIGNED

This Fund is designed for investors who are seeking long-term growth of their assets, but who seek less risk than an investment solely in stocks. Investors should be able to invest for the long term (at least three years or more) and be comfortable with the value of their principal fluctuating up and down.



                                STOCK ALLOCATION
                                ----------------
                            As of September 30, 1997

                        Financial                        24%
                        Manufacturing                    17%
                        Energy                            8%
                        Consumer Staples                  8%
                        Communications                    7%
                        Utilities                         7%
                        Durables                          6%
                        Health                            6%
                        Consumer Discretionary            6%
                        Other                            11%
                                                        ----
                                                        100%
                                                        ====



                                 BOND ALLOCATION
                                 ---------------
                            As of September 30, 1997

                        Corporate Bonds                  41%
                        U.S. Treasury Obligations        22%
                        U.S. Gov't. Agency
                          Pass-Throughs                  20%
                        Asset-Backed Securities           7%
                        Gov't. National Mortgage
                          Association                     5%
                        Foreign Bonds-U.S. $
                          Denominated                     5%
                                                        ----
                                                        100%
                                                        ====

     AARP GROWTH AND INCOME FUND
     ---------------------------

FUND OVERVIEW

The AARP Growth and Income Fund is a conservatively managed equity fund that provides the potential for long-term growth and quarterly income. It invests in above-average, dividend-yielding stocks that may offer the opportunity for long-term growth of capital. The AARP Growth and Income Fund is also managed to have less share price volatility than other growth and income funds.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

Lori J. Ensinger

Deborah A. Chaplin

Kathleen T. Millard

Benjamin W. Thorndike
  Portfolio Managers


      Total Return
      ------------
       CUMULATIVE

         FUND     INDEX+
------------------------
1 yr.   40.70%    40.46%

5 yr.  162.57%   156.92%

10 yr. 289.67%   295.87%


      AVERAGE ANNUAL

         FUND     INDEX+
------------------------
1 yr.   40.70%    40.46%

5 yr.   21.30%    20.76%

10 yr.  14.57%    14.74%


HOW THE FUND HAS PERFORMED

     The AARP Growth and Income Fund performed well over the past 12 months. Its one-year total return of 40.70% (representing 3.22% in distributions of income and 37.48% in capital change) outperformed the unmanaged Standard & Poor's Composite Index of 500 Stocks' return of 40.46%. This performance was due to the strong appreciation of the Fund's largest holdings.

     Of course, the returns for your Fund will vary from year to year, however, by maintaining a long-term focus and avoiding overreaction to short-term market volatility, your investment has the opportunity to grow significantly over time. The graph to the lower right shows what $10,000 invested in the Fund on September 30, 1987 would be worth on September 30, 1997, assuming all distributions were reinvested.


THE FUND'S INVESTMENT STRATEGY

     We continued to focus on investing in undervalued securities with above-average relative dividend yields. The manufacturing sector contributed significantly to the favorable performance over the past 12 months. For example, Xerox, our largest holding, returned 59.3% for the period. This was due to key, company-specific events, namely a new product introduction in modular-based digital office copiers, and an announcement that the company was acquiring the remaining 20% interest in Rank Xerox, a cornerstone of Xerox's European strategy. Another manufacturing stock, Philips Electronics, returned 136.1% for the period, based in part on the success of internal asset restructuring and news it had

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

CHART DATA:

                            AARP Growth and      Standard & Poor's
                              Income Fund     500 Stock Price Index^+
                              -----------     -----------------------

                   1987         $10000                $10000

                   1988           8922                  8763

                   1989          11644                 11653

                   1990          10457                 10577

                   1991          13300                 13873

                   1992          14841                 15408

                   1993          17717                 17411

                   1994          19132                 18053

                   1995          23041                 23423

                   1996          27696                 28183

                   1997          38967                 39587


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                       Total Return %

CHART DATA:

                       AARP Growth and Income     Standard & Poor's 500
                               Fund                 Stock Price Index+
                               ----                 ------------------

            1993              19.38%                     12.97%

            1994               7.99                       3.68

            1995              20.43                      29.75

            1996              20.20                      20.34

            1997              40.70                      40.46



----------
^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

entered into a joint venture with Lucent, a consumer communications company.


CALLOUT:

The Fund focuses on stocks with above-average dividends and sound fundamentals to help reduce share price volatility.


     The Fund's health care weighting, concentrated in pharmaceuticals, also helped the Fund's favorable performance. Earnings acceleration from new product introductions and favorable long-term demographic trends have made this group one of the strongest performing market sectors over the last few years. Holdings such as Warner Lambert and Bristol Myers performed extremely well over this period. This kind of dramatic outperformance always forces one to ask how much higher the stocks can rise and whether their current levels are sustainable. As pharmaceutical stocks have become more fully valued, we have been gradually reducing our holdings.

     There were mixed results in the financial sector over this period. Our real estate investment trust (REIT) holdings, despite strong absolute returns, continued to lag banking and insurance stocks. During the past several months, we scaled back REITs that have posted strong gains, such as Equity Residential Properties and Developing Diversified Realty. We did, however, experience solid total returns with our finance holdings, led by EXEL Limited and Lincoln National, as well as SLM Holding Corp. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

     The following graph shows your Fund's monthly downside risk and average monthly return performance for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise in the lower-left quadrant. See page 6 for a complete description of our performance measurement system.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:
         AARP Growth and Income Fund Three-Year Risk/Return Performance

      SCATTER CHART DATA:

                      Average Monthly Return       Monthly Downside Risk
                      ----------------------       ---------------------

 AARP Growth and               2.00%                        1.26%
 Income Fund

 Peer Funds                    1.97%                        1.52%
 Average


(Data represented from October 1994 through September 1997 for 269 similar funds.)

Your Fund is located in the upper-left quadrant. Its return was slightly better than the median return of its Lipper* Growth and Income peer group. The Fund also had the 30th lowest risk in this universe of 269 similar mutual funds, putting it in the top 11% for lowest risk.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.


FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for at least five years or more and be comfortable with fluctuation in the value of their principal that is associated with investing in stocks.


                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997

                    Financial                        22%
                    Manufacturing                    20%
                    Consumer Staples                  9%
                    Energy                            8%
                    Communications                    7%
                    Durables                          7%
                    Utilities                         7%
                    Consumer Discretionary            6%
                    Health                            6%
                    Other                             8%
                                                    ----
                                                    100%
                                                    ====



                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                    Stock Holdings                   97%
                    Cash Equivalents                  3%
                                                    ----
                                                    100%
                                                    ====

     AARP U.S. STOCK INDEX FUND
     --------------------------

FUND OVERVIEW

The AARP U.S. Stock Index Fund uses the S&P 500 Index as a benchmark, but holds securities in S&P 500 companies with higher yields. Standard & Poor's Index is an unmanaged broad market index of 500 large "blue chip" companies. The Fund is managed to have less share price volatility than other stock index funds and the unmanaged S&P 500 Index.

PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

James M. Eysenbach
  Portfolio Manager



NOTE:

Bankers Trust Company has been retained as Subadvisor to the Fund. The Subadvisor handles the day-to-day investment and trading functions. The Portfolio Managers are in regular contact with the Subadvisor, receive records of daily transactions, monitor returns and relative risk, and scrutinize portfolio activity.

        Total Return
        ------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------

  Life of
  Fund*    21.22%   22.02%


HOW THE FUND HAS PERFORMED

         The AARP U.S. Stock Index Fund was introduced on February 1, 1997. Since inception (February 1, 1997 through September 30, 1997), your Fund provided a total return of 21.22% (not annualized) vs. 22.02% for Standard & Poor's Index of 500 Stocks. Consistent with its strategy, the Fund has exhibited slightly lower day-to-day volatility than the S&P 500 Index and outperformed the index on 61% of the down days.


CALLOUT:

The AARP U.S. Stock Index Fund strives to reduce share price fluctuation by favoring dividend-paying S&P 500 stocks. Stocks of this type historically have been more stable, especially in periods of decline.


THE FUND'S INVESTMENT STRATEGY

     Our investment strategy is to invest in a broadly diversified portfolio consisting of more than 400 S&P 500 companies as of the end of September 1997. Using a technique referred to as "sampling," the portfolio is tilted towards those common stocks of S&P 500 companies that are expected to pay higher dividends than S&P 500 companies in the aggregate. By managing the Fund in this way, we expect performance to be less volatile than the S&P 500 over time. We also seek to offer shareholders a competitive return with a higher dividend yield than comparable index funds.

     The AARP U.S. Stock Index Fund offers a low-cost way of investing in a diversified stock portfolio that provides a high degree of performance similarity to the S&P 500.

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Monthly Periods from February 1, 1997*
                     to September 30, 1997

CHART DATA:

                                AARP U.S.         Standard &
                              Stock Index     Poor's 500 Stock
                                  Fund          Price Index^+
                                  ----          ------------

                  2/1/97*        $10000           $10000

                                  10073            10078

                  3/31/97          9659             9664

                                  10207            10241

                                  10802            10864

                  6/30/97         11293            11352

                                  12146            12255

                                  11508            11568

                  9/30/97         12122            12202


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Period ended September 30
                        Total Return %

CHART DATA:

                               AARP U.S.        Standard &
                              Stock Index    Poor's 500 Stock
                                 Fund          Price Index^+
                                 ----          ------------
                  2/1/97* -
                  9/30/97        21.22%             22.02%


   ----------
   ^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

The sector diversification, excluding cash equivalents as of September 30, 1997:

            Financial                        14%
            Technology                       13%
            Health                           11%
            Manufacturing                    11%
            Consumer Staples                 10%
            Energy                            9%
            Communications                    7%
            Utilities                         6%
            Durables 6%
            Other                            13%



                                Asset Allocation
                                ----------------
                            As of September 30, 1997

                         Stock Holdings           97%
                         Cash Equivalents          3%
                                                 ----
                                                 100%
                                                 ===

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors seeking long-term growth of their investment and who prefer a more "passive" approach to stock market investing. It is appropriate for more conservative investors who are seeking higher dividend income and somewhat lower than average volatility than a similar S&P 500 Index Fund. Investors should invest for the long term (at least five years or more) and be comfortable with the value of their principal moving up and down.

     AARP CAPITAL GROWTH FUND
     ------------------------

FUND OVERVIEW

The AARP Capital Growth Fund is designed to help investors take advantage of the high growth potential of stocks. It is managed to have less share price volatility than other growth funds.


PORTFOLIO
MANAGEMENT TEAM

William F. Gadsden
  Lead Portfolio Manager

Bruce F. Beaty
  Portfolio Manager


        Total Return
        ------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------
  1 yr.    46.72%   40.46%

  5 yr.   149.33%  156.92%

  10 yr.  266.94%  295.87%


        AVERAGE ANNUAL

           FUND     INDEX+
 -------------------------
  1 yr.   46.72%    40.46%

  5 yr.   20.05%    20.76%

  10 yr   13.88%    14.74%


HOW THE FUND HAS PERFORMED

     The AARP Capital Growth Fund performed exceptionally well over the past year, providing shareholders in the Fund with a one-year total return of 46.72% (representing 1.27% in distributions of income and 45.45% in capital change). This return outperformed the Standard & Poor's 500 return of 40.46%. Your Fund's favorable performance over this period can be attributed to the overall strength of the U.S. stock market, and to our overweighted position in selected technology and finance issues -- two strongly performing stock sectors during this period. We are pleased that our valuation disciplines and diversification, which we instituted in late 1994 to reposition the Fund within the growth fund category, lead to competitive returns with less share price volatility.

     Remember that returns for the Fund will vary from year to year, however, by maintaining a long-term focus and staying invested through the ups and downs of the market, we believe your investment has the opportunity to grow significantly over time. The graph to the right shows how a $10,000 investment in the Fund on September 30, 1987 would have grown by September 30, 1997, assuming all dividends were reinvested.

THE FUND'S INVESTMENT STRATEGY

     We have maintained a consistent investment strategy, which resulted in only a few portfolio changes. The two top performing sectors of the market continued to be technology and finance. In the technology sector, several of our holdings experienced spectacular returns. The financial sector rose on the long-term trends of restructuring and consolidation in the banking industry. Financial stocks were

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                              AARP Capital       Standard &
                                Growth       Poor's 500 Stock
                                 Fund          Price Index^+
                                 ----          ------------

                     87         $10000           $10000

                     88           9452             8763

                     89          13575            11653

                     90          9915             10577

                     91          14159            13873

                     92          14717            15408

                     93          18327            17411

                     94          17466            18053

                     95          21565            23423

                     96          25009            28183

                     97          36694            39587


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                        Total Return %

CHART DATA:

                                AARP Capital       Standard &
                                  Growth       Poor's 500 Stock
                                   Fund          Price Index^+
                                   ----          ------------
                    1993           24.53%           12.97%

                    1994           -4.70             3.68

                    1995           23.47            29.75

                    1996           15.97            20.34

                    1997           46.72            40.46


----------
^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

well represented in your Fund's top ten holdings, including American Express, EXEL, and Franklin Resources.

CALLOUT:

Through a broadly diversified portfolio consisting primarily of high-quality, medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to offer less share price volatility than other growth funds.

     We recently began investing in oil field services companies. This is one of the few industries where we see competitive pricing and strong demand for services. After a decade of attrition, downsizing, and restructuring, we expect oil field service companies to exhibit strong earnings as worldwide oil demand remains firm. For example, oil companies are now able to drill wells with a higher success rate because of the improved technology provided by oil field services companies. This is significant for oil companies because it has effectively lowered the high cost of drilling deep wells. At the end of September 1997, the Fund had oil field service holdings in Schlumberger and Sante Fe International.

     While we avoid making predictions about the market and prefer to focus on picking quality stocks that meet our investment requirements, we think the favorable investment environment of 1997 should continue into 1998. Company fundamentals remain positive: growth is strong, inflation is low, and productivity continues to improve at many companies. We believe that leading American companies -- the primary focus of your Fund's investment -- will continue to provide some of the best opportunities in this environment.

     The following graph shows your Fund's monthly downside risk and average monthly return performance for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise in the lower-left quadrant.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:

           AARP Capital Growth Fund Three-Year Risk/Return Performance

      SCATTER CHART DATA:

                       Average Monthly Return       Monthly Downside Risk
                       ----------------------       ---------------------

 AARP Capital                  2.10%                       1.54%
 Growth Fund

 Peer Funds                    2.01&                       1.92%
 Average

(Data represented from October 1994 through September 1997 for 74 similar funds.)


Your Fund is located in the upper-left quadrant. Its return was better than the median return of its Lipper* Growth fund peer group. The Fund had the fifth lowest risk in this universe of 74 similar mutual funds, with almost half the downside risk of the riskiest fund.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the long term (at least five years or more) and be comfortable with the short-term fluctuation of their principal that is associated with investing in stocks.


                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997

                       Financial                        21%
                       Technology                       17%
                       Energy                           14%
                       Manufacturing                    13%
                       Consumer Discretionary            9%
                       Health                            9%
                       Service Industries                5%
                       Durables                          4%
                       Consumer Staples                  4%
                       Other                             4%
                                                       ----
                                                       100%
                                                       ====


                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                       Stock Holdings                   95%
                       Cash Equivalents                  5%
                                                       ----
                                                       100%
                                                       ====

     AARP SMALL COMPANY STOCK FUND
     -----------------------------

FUND OVERVIEW

From investment primarily in the stocks of small U.S. companies, the Fund seeks to provide long-term capital growth. It is also managed to have less share price volatility than similar small company stock funds.


PORTFOLIO
MANAGEMENT TEAM

James M. Eysenbach
  Lead Portfolio Manager

Philip S. Fortuna
  Portfolio Manager


      Total Return
       ------------
        CUMULATIVE

          FUND     INDEX+
-------------------------
 Life of
 Fund*    33.53%   24.13%


HOW THE FUND HAS PERFORMED

     The AARP Small Company Stock Fund was introduced to shareholders on February 1, 1997. Since inception, (February 1, 1997 through September 30,
1997), your Fund's total return of 33.53% (not annualized) outperformed the Russell 2000 Index's return of 24.13% for the same period. Consistent with its risk management mandate, your Fund has exhibited lower volatility than the Russell 2000 Index of small companies and outperformed the Index on 88% of the down days.


CALLOUT:

The Fund seeks to be more stable than other small company stock funds by targeting undervalued small companies which, as a group, typically pay above-average dividends.


THE FUND'S INVESTMENT STRATEGY

         In pursuing capital appreciation from small company stocks, we utilize a disciplined approach to uncover undervalued stocks within a broad universe of small companies. First, we conduct a quantitative evaluation of approximately 2,000 small U.S. stocks, analyzing valuations, sales and earnings growth rates, price momentum, and risk characteristics. We focus on companies selling at prices that we believe do not reflect their underlying value. We emphasize those companies with stable or improving sales and earnings growth or other characteristics indicating that the undervaluation will be recognized in the future. Then we build a diversified portfolio by assessing the risk/return tradeoff of various combinations of attractively rated companies, with an objective of maintaining an overall risk profile that is approximately 10% to 20% below that of the Russell 2000 Index. An important element of

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:
               Monthly Periods from February 1, 1997*
                        to September 30, 1997

CHART DATA:

                              AARP Small
                               Company              Russell
                              Stock Fund          2000 Index^+
                              -----------         ------------

               2/1/97*          $10000              $10000
                                 10120                9758
               3/31/97            9940                9297
                                  9933                9323
                                 11033               10360
               6/30/97           11660               10805
                                 12273               11307
                                 12513               11566
               9/30/97           13353               12413


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Period ended September 30
                        Total Return %
CHART DATA:
                              AARP Small
                               Company              Russell
                              Stock Fund          2000 Index^+
                              -----------         ------------

               2/1/97* -
               9/30/97           33.53%              24.13%

----------
^+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

this strategy, given the potential cost of trading small stocks, is working with our experienced team of traders to ensure the most efficient means of executing our purchase and sale decisions.

     The emphasis on valuation is reflected in the resulting portfolio, which has an average price-to-earnings ratio of about one-half of the Russell 2000 Index of small companies. (The price-to-earnings [P/E] ratio gives you an idea of how much you are paying for a company's earning power. The lower the P/E, the less you are paying for a dollar of earnings. While a high P/E may be an indication of higher expected earnings growth, high-P/E stocks are typically riskier.) Many of the lower-P/E stocks are found in the manufacturing sector of the market. These small U.S. manufacturing firms currently represent the portfolio's largest sector weighting. Meanwhile, we are finding relatively few stocks meeting our valuation criteria within the health care sector. In terms of size, a typical holding in the Fund has a market capitalization (price times shares outstanding) of $480 million. By comparison, the typical S&P 500 company has a market capitalization of $5 billion.

     As of September 30, 1997, your Fund was well diversified, with 149 stocks selected from the Russell 2000 Index of small companies. As you may know, the risk of holding individual small company stocks can be high because small companies generally have higher business risks than more established companies. This is because small companies may have untested management, less diversified product lines, and limited financial resources. This makes small companies more vulnerable to adverse business developments than larger companies. We attempted to control these risks by holding a relatively large number of securities in the portfolio in addition to maintaining an overall above-average dividend yield. As a direct result, your Fund has experienced lower than average small stock volatility since inception compared to similar funds.

     Going forward, we will continue to apply our disciplined, value- oriented approach to selecting small company stocks in accordance with your Fund's objective of seeking long-term capital appreciation with less share price volatility than other small company stock funds. We believe that the AARP Small Company Stock Fund continues to be appropriate for investors seeking diversification and exposure to the small company sector of the stock market as part of a well-rounded portfolio.


FOR WHOM THE
FUND IS DESIGNED

The AARP Small Company Stock Fund is suitable for investors seeking long-term growth of their investment. Investors should invest for the long term (at least five years or more) and be comfortable with the value of their principal fluctuating up and down.

                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997

                       Manufacturing                    25%
                       Financial                        18%
                       Technology                       10%
                       Consumer Discretionary            8%
                       Service Industries                7%
                       Construction                      6%
                       Utilities                         5%
                       Durables                          5%
                       Metals & Minerals                 5%
                       Other                            11%
                                                       ----
                                                       100%
                                                       ====


                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                       Stock Holdings                   94%
                       Cash Equivalents                  6%
                                                       ----
                                                       100%
                                                       ====

     AARP GLOBAL GROWTH FUND
     -----------------------

FUND OVERVIEW

The AARP Global Growth Fund seeks to offer long-term capital growth in a globally diversified portfolio. It is also managed to have less share price volatility than other global growth funds. Because the Fund invests globally, it will be affected by up-and-down movements in U.S. and international stock markets. The Fund will also be subject to international investment risks such as currency exchange risk.


PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager

Diego Espinosa

Nicholas Bratt
  Portfolio Managers


        Total Return
        ------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------
  1 yr.    24.67%   24.11%

  Life of
  Fund*    28.74%   32.31%

        AVERAGE ANNUAL

           FUND     INDEX+
 -------------------------
  1 yr.   24.67%    24.11%

  Life of
  Fund*   16.41%    18.30%


HOW THE FUND HAS PERFORMED

     The AARP Global Growth Fund performed well returning 24.67% (.46% in income distributions and 24.21% in capital change) for the one-year period ended September 30, 1997. Your fund outperformed the unmanaged Morgan Stanley Capital International (MSCI) World Index's return of 24.11%. Its outperformance was due in part to the strong performance of many of our top holdings and the favorable global investment environment.

THE FUND'S INVESTMENT STRATEGY

     Our approach to investing in the global equity markets focuses first on identifying long-term growth trends of the world economy and capital markets, and then identifying the companies with appropriate stock values that are best positioned to take advantage of these opportunities. This strategy results in a well-diversified portfolio of approximately 120 issues across many countries. We do not try to pick the best country or the best currency. Rather, we focus on picking the best individual companies.

     We continued to expand your Fund's holdings of companies that share two characteristics we believe will provide an increasingly important advantage in the new global environment: dominant worldwide market share and declining production costs.

     Over the past 12 months, we looked to companies in previously regulated economies or industries that are restructuring. We already have seen considerable restructuring in Europe --


LINE CHART TITLE:       GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:
                    Quarterly Periods from February 1, 1996*
                              to September 30, 1997

CHART DATA:

                              AARP Global
                              Growth Fund     MSCI World Index^+
                              -----------     ------------------

               2/1/96*          $10000             $10000

               3/96              10180              10224

               6/96              10280              10521

               9/96              10327              10661

               12/96             10907              11149

               3/97              11141              11181

               6/97              12399              12863

               9/97              12874              13231


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:    Periods ended September 30
                       Total Return %

CHART DATA:

                                 AARP Global
                                 Growth Fund     MSCI World Index^+
                                 -----------     ------------------

               2/1/96*
               3/31/97             3.27%               6.60%

               9/30/97            24.67%              24.11%


----------
^+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1996.

primarily Germany and France -- in the chemicals and pharmaceutical industries. Many industries, such as insurance, utilities, and banks, are still in the early stages of restructuring. Stocks such as Daimler-Benz, Mannesmann, and Siemens, all in Germany, contributed to the Fund's favorable performance. We also began to turn our attention to Japan, where there are early indications that the first wave of restructuring is beginning. As a result, we have added Nomura, a Japanese financial services company to the portfolio.

     We have favored companies that have completed the restructuring process and are becoming industry leaders. The tire industry is a good example where Bridgestone (Japan), and Michelin (France) in particular have been strong performers.

CALLOUT:

The Fund seeks to offer less share price volatility than other global growth funds by maintaining core holdings in well-established companies of developed countries.

     Another theme focuses on the world's demographics. Due to an aging population, we believe pharmaceutical products and health providers, such as Astra (Sweden), Biogen (U.S.), and Novartis (Switzerland) will continue to thrive. In addition, many retirees are looking for both a healthy and a wealthy retirement. Therefore we believe financial companies should also benefit. Insurance companies such as AEGON (the Netherlands) and Skandia (Sweden) are examples of companies that fit this theme. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

     We have recently taken a more cautious approach toward equities, adding to both cash and bonds. While we remain optimistic about our equity holdings, we recognize that rising valuations, particularly in the U.S., have increased the risk of equity ownership. However, we continue to search for outstanding investment opportunities in individual stocks.


PIE CHART TITLE:

            Geographical Diversification -- Excludes Cash Equivalents
                            As of September 30, 1997
CHART PERIOD:

CHART DATA:

                       Europe                   56%
                       U.S. & Canada            23%
                       Japan                    10%
                       Pacific Basin             5%
                       Latin America             4%
                       Africa                    2%
                                               ----
                                               100%
                                               ====

FOR WHOM THE
FUND IS DESIGNED

The AARP Global Growth Fund is suitable for investors who want to add worldwide stock opportunities to their portfolio. Investors should invest for the long term (at least five years or more) and be comfortable with the value of their principal fluctuating up-and-down.


                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997

                      Financial                     24%
                      Manufacturing                 22%
                      Technology                     8%
                      Metals and Minerals            7%
                      Durables                       5%
                      Health                         5%
                      Consumer Staples               4%
                      Service Industries             4%
                      Energy                         4%
                      Other                         17%
                                                   ----
                                                   100%
                                                   ====




                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                       Stock Holdings                83%
                       Cash Equivalents              11%
                       Bond Holdings                  6%
                                                    ----
                                                    100%
                                                    ====

     AARP INTERNATIONAL STOCK FUND
     -----------------------------

FUND OVERVIEW

The AARP International Stock Fund seeks to offer long-term capital growth and income from a diversified portfolio of foreign securities. It is managed to have less share price volatility than other international equity funds. Because the Fund invests internationally, it will be affected by up-and-down movements in international stock markets. The Fund will also be subject to international investment risks such as currency exchange risk.


PORTFOLIO
MANAGEMENT TEAM

Sheridan Reilly
  Lead Portfolio Manager

Irene Cheng

Marc Joseph
  Portfolio Managers


       Total Return
        ------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------
  Life of
  Fund*    15.73%  14.43%


HOW THE FUND HAS PERFORMED

     The AARP International Stock Fund performed well over the period covered by this Report, with a total return of 15.73% (not annualized) for the period February 1, 1997 to September 30, 1997. Your Fund outperformed the Morgan Stanley Capital International (MSCI) EAFE Index return of 14.43%. This was due in part to the Fund's geographic distribution. We were heavily weighted in Europe, at roughly 77% of the portfolio. Europe not only displayed strong performance in the earlier part of the year, but also weathered the August decline quite well when foreign markets fell significantly. Southeast Asia was hit hard in August, causing considerable market declines in this region. Our underweighting in Southeast Asia, reflecting less than 10% of the portfolio, helped us weather these turbulent times. In fact, over the past three months, when the MSCI EAFE provided a return of -0.71%, the AARP International Stock Fund provided shareholders a positive return of 5.60%.

THE FUND'S INVESTMENT STRATEGY

     Since the Fund was introduced in February 1997, our priority has been to make this a well-diversified portfolio in keeping with our strategy to concentrate on individual stocks of well-established companies in developed overseas markets. As of September 30, 1997, your Fund was diversified among 17 countries, including Germany, the United Kingdom, France, and Japan. As stated in the section above, our geographic distribution contributed to the Fund's favorable performance over this period.

     On an industry and sector level, the Fund had significant weightings in banks and insurers, manufacturers, and consumer goods companies, all of which

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Monthly Periods from February 1, 1997*
                       to September 30, 1997

CHART DATA:

                                 AARP
                             International
                              Stock Fund      MSCI EAFE Index^+
                              -----------     -----------------

               2/1/97*          $10000             $10000

                                 10053              10164

               3/31/97           10140              10201

                                 10007              10255

                                 10507              10922

               6/30/97           10960              11524

                                 11287              11711

                                 10833              10836

               9/30/97           11573              11443


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                         Total Return %
CHART DATA:

                                 AARP
                             International
                              Stock Fund      MSCI EAFE Index^+
                              -----------     -----------------
               2/1/97 -
               9/30/97          15.73%             14.43%



----------
^+ The MSCI (Morgan Stanley Capital International) EAFE Index is an unmanaged capitalization-weighted measure of global stock markets, including Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

held up better than the overall market. We identify companies within these sectors through a "relative yield" investment approach. This means we target stocks that have high dividend yields relative to the median of the market -- typically 25% or higher. Reflective of this strategy was our investment in Bank of Austria, Dorling Kindersley (a U.K. publisher), Elf Aquitane (a French oil company), and Winterthur (a Swiss insurer). Bank of Austria has a dividend yield approximately 50% higher than the local market and was priced well below the book value of the company. At the time we purchased Dorling Kindersley, the company's dividend yield was double its historical level.


CALLOUT:

By primarily targeting well-managed, dividend-paying companies in established markets other than the United States, the Fund seeks long-term growth with less downside share price fluctuation than other international stock funds.


     We also sold some stocks that were extremely profitable to the Fund and used these profits to make some of the investments mentioned above. We sold our positions in Shishedo (a Japanese cosmetics company) and Chubb Securities (an insurance company based in the U.K.). (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

     Since the Fund's inception, we have seen increased volatility in the foreign markets, with steep highs and lows. We believe that this was ideal ground for testing the Fund's strategy. We were able to offer competitive returns during market rallies, while offering protection from severe share price declines when the market declined. We are confident that our emphasis on value will continue to be appropriate for investors who wish to allocate assets overseas in a relatively conservative fashion, and for investors seeking to add balance to other more aggressive international investments.

PIE CHART TITLE:

            Geographical Diversification -- Excludes Cash Equivalents
                            As of September 30, 1997
CHART PERIOD:

CHART DATA:

                         Europe                     77%
                         Japan                      11%
                         Pacific Basin               8%
                         Canada                      4%
                                                   ----
                                                   100%
                                                   ====

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors seeking long-term growth of their principal who want to add international stock market opportunities to their portfolio. Investors in this Fund should have an investment time horizon of at least five years or more, and be comfortable with the value of their principal fluctuating up and down.

                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997


                      Financial                     24%
                      Manufacturing                 22%
                      Consumer Staples               8%
                      Transportation                 8%
                      Consumer Discretionary         7%
                      Communications                 7%
                      Durables                       6%
                      Construction                   4%
                      Energy                         3%
                      Other                         11%
                                                   ----
                                                   100%
                                                   ====


                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                      Stock Holdings               93%
                      Cash Equivalents              7%
                                                  ----
                                                  100%
                                                  ====

     AARP MANAGED INVESTMENT PORTFOLIOS:
     -----------------------------------

     AARP DIVERSIFIED INCOME PORTFOLIO
     AARP DIVERSIFIED GROWTH PORTFOLIO

PORTFOLIO OVERVIEWS

The AARP Managed Investment Portfolios are conservatively managed "funds of funds" -- portfolios that invest exclusively in other AARP Mutual Funds. Two portfolios are offered.

o The AARP Diversified Income Portfolio seeks current income with modest long-term appreciation. It invests 60% to 80% of its assets in the AARP Bond Mutual Funds and AARP Money Mutual Funds.

o The AARP Diversified Growth Portfolio seeks long-term growth of capital by investing 60% to 80% of its assets in the AARP Stock Mutual Funds.

The investment mix in both portfolios may change when certain asset classes appreciate or depreciate significantly as economic conditions change.

PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

Salvatore J. Bruno

Shahram Tajbakhsh
  Portfolio Managers

        TOTAL RETURN
DIVERSIFIED INCOME PORTFOLIO
----------------------------

         CUMULATIVE

           FUND     INDEX+
 -------------------------
  Life of
  Fund*     9.35%   10.87%


        TOTAL RETURN
DIVERSIFIED GROWTH PORTFOLIO
----------------------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------
  Life of
  Fund*    16.00%   17.20%



HOW THE PORTFOLIOS HAVE PERFORMED

     The AARP Managed Investment Portfolios performed well since their inception in February. The Diversified Income Portfolio provided a total return of 9.35% (not annualized) vs. the blended index's total return of 10.87% for the same period. The blended index is made up of the unmanaged Standard & Poor's 500 Index (30%) and the Lehman Brothers Aggregate Bond Index (70%). The Diversified Growth Portfolio provided shareholders with a total return of 16.00% (not annualized) vs. the blended index's total return of 17.20% for the same period. The blended index is made up of the unmanaged Standard & Poor's 500 Index (70%) and the Lehman Brothers Aggregate Bond Index (30%).

THE PORTFOLIOS' INVESTMENT STRATEGIES

     Since the Portfolios were introduced in early February, we have been implementing an investment process that applies our global perspective and judgment of capital markets, combined with sophisticated quantitative risk management techniques, to investing in a mix of AARP Mutual Funds. Each underlying Fund is also managed to reduce risk of loss to the Portfolio.

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT
                    DIVERSIFIED INCOME PORTFOLIO

CHART PERIOD:  Monthly Periods from February 1, 1997*
                       to September 30, 1997

CHART DATA:

                   AARP         Standard &      Lehman
                Diversified     Poor's 500     Brothers
                  Income        Stock Price    Aggregate         Blended
                 Portfolio         Index       Bond Index        Index+
                -----------     -----------    ----------        -------

 2/1/97*          $10000          $10000          $10000         $10000

                   10090           10078           10025          10041

 3/31/97            9987            9664            9914           9839

                   10127           10241           10062          10119

                   10339           10864           10158          10371

 6/30/97           10548           11352           10279          10597

                   10849           12255           10556          11050

                   10689           11568           10467          10798

 9/30/97           10935           12202           10621          11087


BAR CHART TITLE:  GROWTH OF A $10,000 INVESTMENT
                   DIVERSIFIED GROWTH PORTFOLIO

CHART PERIOD:  Monthly Periods from February 1, 1997*
                      to September 30, 1997

CHART DATA:

                   AARP         Standard &       Lehman
                Diversified     Poor's 500      Brothers
                  Growth        Stock Price    Aggregate         Blended
                 Portfolio         Index       Bond Index         Index+
                -----------     -----------    ----------        -------

 2/1/97*          $10000          $10000          $10000         $10000

                   10113           10078           10025          10062

 3/31/97            9973            9664            9914           9739

                   10133           10241           10062          10190

                   10560           10864           10158          10653

 6/30/97           10927           11352           10279          11026

                   11413           12255           10556          11729

                   11127           11568           10467          11239

 9/30/97           11600           12202           10621          11720


----------
^+ The performance of the blended benchmark is a weighting comprised of the Standard & Poor's 500 Stock Price Index (S&P), and the Lehman Brothers Aggregate Bond Index (LBAB). The 30/70 measure of the Diversified Income Portfolio and 70/30 measure of the Diversified Growth Portfolio is meant to reflect the anticipated long-range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  These Funds commenced operations on February 1, 1997.

     We began by deciding which asset classes we expected to outperform and compared that to historical trends. We then used this data to allocate the Portfolios as follows: The Diversified Income Portfolio allocation as of September 30, 1997:

         AARP High Quality Money Fund                14%
         AARP Bond Fund for Income                   30%
         AARP GNMA and U.S. Treasury Fund            31%
         AARP Growth and Income Fund                 11%
         AARP U.S. Stock Index Fund                   5%
         AARP Global Growth Fund                      9%

The Diversified Growth Portfolio allocation as of September 30, 1997:

         AARP High Quality Money Fund                 1%
         AARP GNMA and U.S. Treasury Fund            18%
         AARP Bond Fund for Income                   18%
         AARP U.S. Stock Index Fund                  11%
         AARP Growth and Income Fund                 24%
         AARP Global Growth Fund                     10%
         AARP International Stock Fund                7%
         AARP Small Company Stock Fund                7%
         AARP Capital Growth Fund                     4%

     As you can see by these breakdowns, both Portfolios were well diversified among the AARP Mutual Funds. We believe the current mix of investments in the Diversified Income Portfolio provide a competitive yield from its bond investments and the potential for growth through its stock exposure. For the Diversified Growth Portfolio, we believe that the 35% investment in fixed-income securities will help protect the Fund from share price volatility. We also included some international exposure for further diversification.

     The AARP Managed Investment Portfolios offer shareholders a simplified, all-in-one approach to diversification. Moreover, investors also benefit from the professional investment management and strong risk control disciplines of each AARP Mutual Fund in which the Portfolios invest.


FOR WHOM THE
PORTFOLIOS ARE DESIGNED

The AARP Managed Investment Portfolios are for investors who don't have time or are less confident in making the all-important asset allocation decisions. They in turn prefer to entrust the selection of their portfolios of mutual funds to professional money managers. These portfolios offer a simple, inexpensive (among the lowest management fees for this type of fund), one-step approach to investing all or a portion of an individual's assets.

The AARP Managed Investment Portfolios are appropriate for investors seeking to create an investment plan during pre- and post-retirement. The AARP Diversified Income Portfolio may be appropriate for investors in retirement with an investment time horizon of three to five years. The AARP Diversified Growth Portfolio is designed for investors with an investment time horizon of more than five years.

                                ASSET ALLOCATION
                                AARP DIVERSIFIED
                                INCOME PORTFOLIO
                                ----------------
                            As of September 30, 1997

                        Stock Holdings              25%
                        Bond Holdings               61%
                        Cash Equivalents            14%
                                                   ----
                                                   100%
                                                   ====


                                ASSET ALLOCATION
                                AARP DIVERSIFIED
                                GROWTH PORTFOLIO
                                ----------------
                            As of September 30, 1997

                         Stock Holdings             64%
                         Bond Holdings              35%
                         Cash Equivalents            1%
                                                   ----
                                                   100%
                                                   ====

                                       37
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                                  intentionally
                                   left blank.

                                                              A A R P  F U N D S
                                        I N V E S T M E N T  P O R T F O L I O S


                        List of investments as of September 30: A detailed breakdown of the investments in each AARP Mutual Fund's portfolio at the close of the fiscal year.

                        Principal amount/shares: The face value of a bond or the shares held by an AARP Mutual Fund.

                        Cost: The amount the AARP Mutual Fund actually paid for the listed securities.

                        In addition, the tax-free AARP Funds list the credit ratings for each of their bond holdings. Moody's Investors Service, Inc., Fitch Investors Service, Inc., and Standard & Poor's Corporation -- three independent rating services -- have developed credit rating systems that are designed to indicate a bond issuer's ability to meet its obligations. For example, bonds with the lowest risk of default receive a rating of "AAA," while bonds involving greater risk receive progressively lower ratings. Bonds rated "BBB" or better are considered investment grade ("AAA" ratings are assigned only to bonds with the highest credit quality). The Portfolios also shows the coupon rates and maturity dates of the AARP Funds' bond holdings. The coupon rate is the interest rate on a debt security the bond issuer promises to pay to the bond holder until maturity. The maturity date is the date on which a bond issuer is scheduled to repay the principal to the bond holder.

                        Market value: The current value of the securities held in a fund's portfolio.

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                                  intentionally
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                                       40

AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 9.9%
-------------------------------------------------------------------------------------------------------------------------------

       41,334,000    Repurchase Agreement with Salomon Brothers dated 9/30/97 at 6.125%
                        to be repurchased at $41,341,033 on 10/01/97 collateralized by a $35,110,000
                        U.S. Treasury Bond, 8.125%, 8/15/19 ...................................................      41,334,000
        5,379,000    Repurchase Agreement with State Street Bank and Trust Company dated 9/30/97 at 6% to be repurchased at $5,379,897 on 10/01/97 collateralized by a
                        $5,475,000 U.S. Treasury Note, 6.125%, 3/31/98 ........................................       5,379,000
                                                                                                                    -----------
                     Total Repurchase Agreements (Cost $46,713,000) ...........................................      46,713,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   COMMERCIAL PAPER 50.0%
-------------------------------------------------------------------------------------------------------------------------------

Consumer Staples 3.1%
Food & Beverage
     15,000,000    Campbell Soup Company, 5.51%, 3/04/98** ....................................................      14,642,854
                                                                                                                    -----------
Financial 37.4%
Business Finance 4.2%
     20,000,000    New Center Asset Trust Discount Note, 5.55%, 10/10/97** ....................................      19,969,444
                                                                                                                    -----------
Other Financial Companies 33.2%
     20,000,000    AVCO Financial Services, 5.668%, 12/12/97** ................................................      19,775,728
     23,000,000    Associates Corp. of North America, 5.51%, 3/03/98** ........................................      22,455,909
     15,000,000    CSW Credit, Inc., 5.52%, 11/18/97** ........................................................      14,887,503
     20,000,000    Ciesco, L.P., 5.51%, 10/30/97** ............................................................      19,911,228
     20,000,000    General Electric Capital Corp., 5.5%, 10/15/97** ...........................................      19,954,166
     17,000,000    Household Finance Co., 5.53%, 11/05/97** ...................................................      16,906,159
     11,000,000    Matterhorn Capital Corp., 5.53%, 10/02/97** ................................................      10,998,310
     20,000,000    Norwest Corp., 5.49%, 10/20/97** ...........................................................      19,938,888
     12,000,000    Prudential Funding Corp., 5.764%, 3/26/98** ................................................      11,673,730
                                                                                                                    -----------
                                                                                                                    156,501,621
                                                                                                                    -----------
Manufacturing 4.2%
Chemicals
     20,000,000    E.I. du Pont de Nemours & Co., 5.47%, 2/17/98** ............................................      19,569,889
                                                                                                                    -----------
Energy 2.1%
Oil & Gas Production
     10,000,000    Elf Aquitaine Finance S.A. Discount Note, 5.73%, 10/27/97** ................................       9,958,599
                                                                                                                    -----------
Utilities 3.2%
Electric Utilities
     15,000,000    Virginia Electric Power Corp., 5.51%, 10/09/97** ...........................................      14,979,375
                                                                                                                    -----------
                   Total Commercial Paper (Cost $235,659,919) .................................................     235,621,782
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT 12.7%
-------------------------------------------------------------------------------------------------------------------------------

     10,000,000    Abbey National North America, 5.5%, 11/26/97 ...............................................       9,995,664
     20,000,000    Chase Bank Delaware, 5.81%, 12/05/97 .......................................................      20,001,565
     10,000,000    Federal Farm Credit Bank, 5.6%, 11/03/97 ...................................................      10,001,727
     10,000,000    Lasalle National Bank, 5.91%, 8/12/98 ......................................................      10,012,035
      5,000,000    Morgan Guaranty Trust Company, 5.71%, 1/06/98 ..............................................       4,996,619

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                                                                          Value ($)
      5,000,000    National Bank of Detriot, 5.76%, 2/03/98 ...................................................       4,996,934
                                                                                                                    -----------
                   Total Certificates Of Deposit (Cost $59,998,768) ...........................................      60,004,544
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS 9.0%
-------------------------------------------------------------------------------------------------------------------------------

     17,000,000    Federal National Mortgage Association, 5.29%, 7/14/99* .....................................      16,911,260
     10,000,000    Student Loan Marketing Association, 5.41%, 10/30/97* .......................................      10,004,623
     15,500,000    Student Loan Marketing Association, 5.29%, 7/12/99* ........................................      15,475,200
                                                                                                                    -----------
                   Total U. S. Government Agency Obligations (Cost $42,500,000) ...............................      42,391,083
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM NOTES 18.1%
-------------------------------------------------------------------------------------------------------------------------------

Financial
     10,000,000    American Express Centurion Bank, 5.626%, 4/24/98* ..........................................       9,998,200
     15,000,000    Bank One, Columbus, N.A., 5.52%, 6/10/98* ..................................................      15,015,600
     10,000,000    Bank of America Illinois, 6.15%, 5/05/98 ...................................................      10,016,629
     20,000,000    Bankers Trust Co., Medium-Term Note, 5.71%, 4/14/98* .......................................      20,000,000
      5,000,000    FCC National Bank Note, 5.725%, 1/07/98 ....................................................       4,996,792
     10,000,000    FCC National Bank Note, 5.59%, 11/07/97 ....................................................       9,997,021
     15,000,000    First Bank Minnesota Corp., 5.616%, 11/19/97* ..............................................      15,001,720
                                                                                                                    -----------
                   Total Short-Term Notes (Cost $85,005,147) ..................................................      85,025,962
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $469,876,834) (a) ....................         99.7             469,756,371
                   Other Assets and Liabilities, Net .....................................          0.3               1,554,496
                                                                                                  -----             -----------
                   Net Assets ............................................................        100.0             471,310,867
                                                                                                  =====             ===========
-------------------------------------------------------------------------------------------------------------------------------

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of September 30, 1997.

**    (Unaudited) Bond equivalent yield to maturity; not a coupon rate.

(a) At September 30, 1997, the net unrealized depreciation on investments based on cost for federal income tax purposes of $469,876,834 was as follows:

      Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost                 $  45,640

      Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value                  (166,103)
                                                                      ---------

      Net unrealized depreciation                                     $(120,463)
                                                                      =========
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $132,230, of which $74,841 expires September 30, 2004, and $57,389 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $3,906 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   MUNICIPAL INVESTMENTS 101.0%
-----------------------------------------------------------------------------------------------------------------------------

ALASKA
Alaska Housing Finance Corp., General Mortgage Revenue,
   Series 1991-A, Weekly Demand Note, 4%, 6/01/26* ............................     3,000,000        A1+            3,000,000
ARIZONA
Apache County, AZ, Industrial Development Authority, Tucson Electric
   Power Co., 1983 Series C, Weekly Demand Note, 4.15%, 12/15/18* .............     1,000,000        A1             1,000,000
Maricopa County, AZ, Pollution Control Revenue:
   Palos Verde Project, Series 1985F, Tax Exempt Commercial Paper,
      3.7%, 1/20/98 ...........................................................     1,500,000        A1             1,500,000
   Public Service of New Mexico, Weekly Demand Note, 4%, 11/01/22* ............     4,000,000        A1+            4,000,000
Pima County, AZ, Industrial Development Authority,
   Tucson Electric Power Co.:
      Series 1982, Weekly Demand Note, 4.15%, 10/01/22* .......................     3,900,000        A1+            3,900,000
      Series 1992 A, Weekly Demand Note, 4.15%, 7/01/22* ......................     1,000,000        A1+            1,000,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly
   Demand Note, 4.15%, 12/01/11* ..............................................     1,900,000        A1             1,900,000
CALIFORNIA
Los Angeles County, CA, Tax and Revenue Anticipation Notes,
   Series 1997 A, 4.5%, 6/30/98 ...............................................     2,000,000        SP1+           2,009,326
COLORADO
Clear Creek County, CO, Colorado Counties Financing Program,
   Series 1988, Weekly Demand Note, 4.1%, 6/01/98* ............................        55,000        A1+               55,000
Colorado Health Facilities Authority, Composite Issue for Kaiser
   Permanente, 1995 Series A, Weekly Demand Note, 4%, 8/01/15* ................     3,000,000        A1+            3,000,000
DISTRICT OF COLUMBIA
District of Columbia, Tax and Revenue Anticipation Note, Series 1997B,
   4.5%, 9/30/98 ..............................................................     1,500,000        SP1+           1,509,060
FLORIDA
City of Gainesville, FL, Utilities System, Series C, Tax Exempt
   Commercial Paper, 3.7%, 11/14/97 ...........................................     1,000,000        A1+            1,000,000
Dade County, FL, Industrial Development Authority Revenue,
   Dolphins Stadium Project:
      Series C, Weekly Demand Note, 4.1%, 1/01/16* ............................     1,000,000        A1+            1,000,000
      Series D, Weekly Demand Note, 4.1%, 1/01/16* ............................     1,300,000        A1+            1,300,000
Palm Beach County, FL, Tax Exempt Commercial Paper,
   3.7%, 1/12/98 (c) ..........................................................     2,000,000        AAA            2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric
   Cooperative Finance Corp., 1984 Series H-1, Weekly Demand Note,
   4.1%, 3/15/14* .............................................................     4,150,000        A1+            4,150,000
INDIANA
City of Sullivan, IN, National Rural Utilities Cooperative Finance Corp.,
   Hoosier Energy Rural Electric, Tax Exempt Commercial Paper,
   3.75%, 12/11/97 ............................................................     1,790,000        A1+            1,790,000
Indiana Bond Bank, Advance Funding Notes, Series 1997 A-2,
   4.25%, 1/21/98 .............................................................     3,000,000        MIG1           3,004,892

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Jasper County, IN, Pollution Control Revenue, Series 88C, Tax Exempt
   Commercial Paper, 3.75%, 1/13/98 ...........................................     1,000,000        A1+            1,000,000
IOWA
Iowa Schools Cash Anticipation Program, Series 1997 A, 4.5%,
   6/26/98 (c) ................................................................     1,000,000        SP1+           1,004,948
West Des Moines, IA, Commercial Development Revenue, Greyhound
   Lines, Weekly Demand Note, 4.05%, 12/01/14* ................................     6,400,000        A1+            6,400,000
KENTUCKY
Kentucky Development Finance Authority, Healthcare System,
   Appalachian Regional Health Care, Series 1991, Weekly Demand Note,
   4.1%, 9/01/06* .............................................................     6,300,000        VMIG1          6,300,000
MARYLAND
Anne Arundel County, MD, Baltimore Electric & Gas Company,
   Tax Exempt Commercial Paper, 3.85%, 11/14/97 ...............................       800,000        A1               800,000
MASSACHUSETTS
Massachusetts Bay Transportation Authority, Series 1997B, 4.25%,
   9/04/98 ....................................................................     1,000,000        SP1            1,005,612
MINNESOTA
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
   Weekly Demand Note, 4.071%, 8/01/12* .......................................       300,000        AAA              300,000
Southern Minnesota Municipal Power Agency, Power Supply System,
   Series B, Tax Exempt Commercial Paper, 3.75%, 11/21/97 .....................     1,300,000        P1             1,300,000
MISSOURI
Missouri Health & Educational Facilities Authority Revenue,
   Washington University, Series 1996 C, Variable Rate Demand Note,
   3.85%, 9/01/30* ............................................................     1,000,000        VMIG1          1,000,000
NEVADA
Clark County, NV, Airport System, McCarran International Airport,
   Series A, Weekly Demand Note, 4.1%, 7/01/12 (c)* ...........................     5,100,000        A1+            5,100,000
NEW HAMPSHIRE
New Hampshire Business Finance Authority, Connecticut Light & Power,
   Weekly Demand Note, 4.15%, 12/01/22* .......................................     1,700,000        A1+            1,700,000
NEW MEXICO
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991,
   Weekly Demand Note, 4.15%, 7/01/22* ........................................     2,000,000        A1+            2,000,000
NEW YORK
New York City, NY, General Obligation, Series A-4, Daily Demand
   Note, 3.8%, 8/01/22* .......................................................     1,100,000        VMIG1          1,100,000
State of New York, General Obligation, Bond Anticipation Note, Series T,
   Tax Exempt Commercial Paper, 3.6%, 11/06/97 ................................     1,500,000        A1             1,500,000
OHIO
Hamilton County, OH, Franciscan Sisters of the Poor Health System,
   Series A, Daily Demand Note, 3.95%, 3/01/17* ...............................       300,000        VMIG1            300,000

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
Emmaus, PA, General Authority, Local Government Revenue Bond
   Pool Program:
      1989 Series E, Weekly Demand Note, 4.2%, 3/01/24* .......................     1,800,000        A1             1,800,000
      1989 Series E-6, Weekly Demand Note, 4.15%, 3/01/24* ....................     2,000,000        A1+            2,000,000
      1989 Series E-8, Weekly Demand Note, 4.15%, 3/01/24* ....................     1,200,000        A1+            1,200,000
Philadelphia, PA, School District General Obligation, Series 1993A,
   4.5%, 7/01/98 (c) ..........................................................     2,000,000        AAA            2,008,712
Philadelphia, PA, Tax and Revenue Anticipation Note, Series 1997A,
   4.5%, 6/30/98 ..............................................................     2,000,000        MIG1           2,007,163
Temple University of the Commonwealth, PA, Higher Education,
   Series 1997, 4.75%, 5/18/98 ................................................     3,000,000        SP1+           3,015,382
SOUTH CAROLINA
South Carolina Public Service Authority, Series 1997, Tax Exempt
   Commercial Paper, 3.75%, 10/21/97 ..........................................     1,000,000        A1             1,000,000
TENNESSEE
Franklin, TN, Industrial Development Revenue, Franklin Oaks
   Apartments, Weekly Demand Note, Series 1985, 4.15%, 12/15/21* ..............     5,000,000        VMIG1          5,000,000
TEXAS
Grapevine, TX, Industrial Development Revenue Bond, Variable Rate
   Demand Note, 3.85%, 12/01/24* ..............................................       800,000        P1               800,000
Harris County Children's Hospital, Series 1996, Weekly Demand Note,
   4.1%, 8/01/20* .............................................................     1,000,000        A1+            1,000,000
Harris County, TX, Tax Anticipation Note, Series 1997,
   4.25%, 2/27/98 .............................................................     1,000,000        MIG1           1,002,112
Harris County, TX, Health Facilities Authority, Saint Lukes:
   Series A, Daily Demand Note, 3.85%, 2/15/27* ...............................       300,000        A1+              300,000
   Series B, Daily Demand Note, 3.85%, 2/15/27* ...............................       900,000        A1+              900,000
State of Texas, Tax and Revenue Anticipation Note, Series 1998A,
   4.75%, 8/31/98 .............................................................     1,000,000        MIG1           1,008,106
State of Texas, General Obligation, Veterans Housing Assistance
   Refunding Bonds, Series 1995, Weekly Demand Note, 4.1%,
   12/01/16* ..................................................................     1,500,000        A1+            1,500,000
Texas Municipal Power Agency, Bond Anticipation Note, Tax
   Exempt Commercial Paper, 3.7%, 1/20/98 .....................................     1,100,000        A1             1,100,000
UTAH
Salt Lake City, UT, Tax Exempt Commercial Paper, 3.7%, 11/13/97 ...............     1,000,000        A1+            1,000,000
State of Utah, General Obligation Highway, Series 1997B,
   Tax Exempt Commercial Paper, 3.8%, 10/07/97 ................................     2,000,000        A1+            2,000,000
VERMONT
Vermont Educational & Health Buildings Financing Agency Revenue,
   Capital Asset Financing, Series 2005-A, Weekly Demand Note,
   4.1%, 8/01/05* .............................................................     3,200,000        VMIG1          3,200,000
WASHINGTON
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand
   Note, 4%, 11/01/18* ........................................................     1,900,000        A1+            1,900,000

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
WYOMING
Sweetwater County, WY, Pollution Control Revenue Refunding,
   Pacificorp Project, 1990 Series A, Weekly Demand Note,
   4%, 7/01/15* ...............................................................     2,000,000        VMIG1          2,000,000
Total Municipal Investments (Cost $103,670,313) ...............................                                   103,670,313

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $103,670,313) (a) .........                   101.0           103,670,313
                   Other Assets and Liabilities, Net ..........................                    (1.0)           (1,056,420)
                                                                                                  -----           -----------
                   Net Assets .................................................                   100.0           102,613,893
                                                                                                  =====           ===========
-----------------------------------------------------------------------------------------------------------------------------

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) At September 30, 1997, the cost for federal income tax purposes of $103,670,313.

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, FSA, BIG, or MBIA.

--------------------------------------------------------------------------------

      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $655,541, of which $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003, $5,140 expires September 30, 2004, and $217,594 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $102,679 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.

--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP GNMA and U.S. Treasury Fund

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 4.0%
-----------------------------------------------------------------------------------------------------------------------------

     96,622,000    Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 9/30/97 at 6.02%
                      to be repurchased at $96,638,157 on 10/01/97 collateralized by
                      a $96,561,000 U.S. Treasury Note, 6%, 8/15/99 .........................................      96,622,000
     73,000,000    Repurchase Agreement with Salomon Brothers dated 9/30/97 at 6.125% to be repurchased at $73,012,420 on 10/01/97 collateralized by
                      a $62,010,000 U.S. Treasury Bond, 8.125%, 8/15/19 .....................................      73,000,000
     12,000,000    Repurchase Agreement with State Street Bank and Trust Company dated 9/30/97 at 6% to be repurchased at $12,002,000 on 10/01/97 collateralized by
                      a $12,210,000 U.S. Treasury Note, 6.125%, 3/31/98 .....................................      12,000,000
                                                                                                                -------------
                   Total Repurchase Agreements (Cost $181,622,000) ..........................................     181,622,000
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 20.3%
-----------------------------------------------------------------------------------------------------------------------------

    250,000,000    U.S. Treasury Note, 5.375%, 11/30/97 .....................................................     250,000,000
    200,000,000    U.S. Treasury Note, 5.25%, 12/31/97 ......................................................     199,968,000
    180,000,000    U.S. Treasury Note, 5.5%, 2/28/99 ........................................................     179,409,600
    200,000,000    U.S. Treasury Note, 6.375%, 5/15/00 ......................................................     202,374,000
    100,000,000    U.S. Treasury Note, 5.5%, 11/15/98 .......................................................      99,766,000
                                                                                                                -------------
                   Total U. S. Treasury Obligations  (Cost $932,878,906) ....................................     931,517,600
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 79.3%
-----------------------------------------------------------------------------------------------------------------------------

    278,062,162    6.5% with various maturities to 9/15/25 ..................................................     272,945,491
    710,640,982    7% with various maturities to 7/15/25 ....................................................     713,075,381
     39,208,348    7.125% with various maturities to 9/15/24 ................................................      40,409,979
    748,766,034    7.5% with various maturities to 9/15/27 ..................................................     761,950,976
    890,038,904    8% with various maturities to 7/15/27 (b) ................................................     921,534,055
    164,141,932    8.5% with various maturities to 9/15/22 ..................................................     173,459,423
    295,125,474    9% with various maturities to 11/15/25 ...................................................     319,080,776
    209,460,578    9.5% with various maturities to 9/15/24 ..................................................     227,882,584
    151,875,628    10% with various maturities to 3/15/25 ...................................................     168,926,213
         42,464    10.25%, 12/15/98 .........................................................................          44,441
     14,507,665    10.5% with various maturities to 1/20/21 .................................................      16,304,223
      3,105,215    11.5% with various maturities to 2/15/16 .................................................       3,577,751
      6,362,423    12% with various maturities to 7/15/15 ...................................................       7,437,849
      4,761,039    12.5% with various maturities to 8/15/15 .................................................       5,625,209
        938,535    13% with various maturities to 8/20/15 ...................................................       1,117,986
        701,647    13.5% with various maturities to 10/15/14 ................................................         844,838
        295,359    14% with various maturities to 12/15/14 ..................................................         356,154
         94,630    14.5%, 10/15/14 ..........................................................................         115,152
        190,602    15% with various maturities to 10/15/12 ..................................................         232,744
        163,342    16%, 2/15/12 .............................................................................         200,195
                                                                                                                -------------
                   Total Government National Mortgage Association (Cost $3,550,215,482) .....................   3,635,121,420
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

AARP GNMA and U.S. Treasury Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $4,664,716,388) (a) ....................      103.6         4,748,261,020
                   Other Assets and Liabilities, Net .......................................       (3.6)         (164,280,560)
                                                                                                  -----         -------------
                   Net Assets ..............................................................      100.0         4,583,980,460
                                                                                                  =====         =============

*     Effective maturities will be shorter due to prepayments.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,664,716,388 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ..........................................     $ 90,347,064

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of
      tax cost over value ....................................       (6,802,432)
                                                                  -------------

      Net unrealized appreciation ............................    $  83,544,632
                                                                  =============

(b)   When-issued or forward delivery pools included.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities, all of which were U.S. Government and U.S. Government agencies' obligations (excluding short-term investments) for the year ended September 30, 1997, aggregated $4,050,070,014 and $4,415,045,854, respectively.
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $316,261,626, all of which expires September 30, 2003. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $6,993,048 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT 5.7%
-----------------------------------------------------------------------------------------------------------------------------

     25,971,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02%
                      to be repurchased at $25,975,343 on 10/01/97, collateralized by a $25,394,000
                      U.S. Treasury Note, 6.625%, 7/31/01 (Cost $25,971,000) ................................      25,971,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 20.6%
-----------------------------------------------------------------------------------------------------------------------------

     40,000,000    U.S. Treasury Note, 5.75%, 10/31/97 ......................................................      40,012,400
      6,500,000    U.S. Treasury Note, 5.875%, 8/15/98 ......................................................       6,511,180
     20,000,000    U.S. Treasury Note, 6.75%, 5/31/99 .......................................................      20,300,000
     12,500,000    U.S. Treasury Note, 6.875%, 7/31/99 ......................................................      12,722,625
     14,000,000    U.S. Treasury Note, 6.25%, 10/31/01 ......................................................      14,126,840
                                                                                                                  -----------
                   Total U. S. Treasury Obligations (Cost $93,998,750) ......................................      93,673,045
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 13.4%
-----------------------------------------------------------------------------------------------------------------------------

     26,297,261    8% with various maturities to 4/15/27 ....................................................      27,217,717
     33,045,074    7.5% with various maturities to 9/15/27 ..................................................      33,612,789
                                                                                                                  -----------
                   Total Government National Mortgage Association (Cost $59,926,976) ........................      60,830,506
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY PASS-THRUS* 10.8%
-----------------------------------------------------------------------------------------------------------------------------

      8,190,493    Federal Home Loan Mortgage Corp. 8%, 4/01/08 .............................................       8,432,932
      9,533,592    Federal Home Loan Mortgage Corp. 7.79%, 9/01/24 ..........................................       9,920,942
      7,083,331    Federal National Mortgage Association 8.5%, 11/01/09 .....................................       7,402,081
     12,381,444    Federal National Mortgage Association 8% with various maturities to 12/01/09 .............      12,763,411
     10,988,012    Federal National Mortgage Association 6.5%, 11/01/25 .....................................      10,737,265
                                                                                                                  -----------
                   Total U. S. Government Agency Pass-Thrus (Cost $49,171,515) ..............................      49,256,631
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U.S. $ DENOMINATED 2.2%
-----------------------------------------------------------------------------------------------------------------------------

     10,000,000    Abbey National PLC Global Medium-Term Note, 6.69%, 10/17/05
                      (Cost $9,997,100) .....................................................................      10,022,300
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 13.9%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 3.0%
     13,500,000    Ford Credit Automobile Trust Series 1996-B A3, 6.1%, 3/15/00 .............................      13,516,875
                                                                                                                  -----------
Credit Card Receivables 1.1%
      5,000,000    Advanta Corp. Series 1997-1 A4, 7.65%, 5/25/27 ...........................................       5,143,750
                                                                                                                  -----------
Home Equity Loans 4.8%
     10,000,000    Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 .................      10,184,375
      6,682,000    The Money Store Home Equity Loan Trust Series 1996-B A1, 6.72%, 2/15/10 ..................       6,677,791
      5,000,000    The Money Store Home Equity Series 1997-A A6, 7.21%, 10/15/21 ............................       5,114,063
                                                                                                                  -----------
                                                                                                                   21,976,229
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Manufactured Housing 5.0%
      3,750,000    Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ...................       3,868,945
      4,500,000    Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 ..............................       4,619,520
      4,000,000    Green Tree Financial Corp., Series 1997-1 B1, 7.23%, 3/15/28 .............................       4,009,063
      1,500,000    Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 4/15/28 .............................       1,561,172
      3,730,000    Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/27 ............................       3,765,406
      4,500,000    Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/11 ................       4,736,250
                                                                                                                  -----------
                                                                                                                   22,560,356
                                                                                                                  -----------
                   Total Asset Backed (Cost $62,115,271) ....................................................      63,197,210
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 32.1%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Staples 2.5%
     10,000,000    Coca Cola Enterprises, Inc., 8.5%, 2/01/22 ...............................................      11,470,000
                                                                                                                  -----------
Financial 10.2%
      1,500,000    American Express Credit Corp., 11.625%, 12/12/00 .........................................       1,544,250
     15,000,000    Associates Corp. of North America, 6.625%, 5/15/01 .......................................      15,126,000
     10,000,000    Deutsche Bank, 7.5%, 4/25/09 .............................................................      10,567,400
      5,500,000    Shurgard Storage Centers, Inc. (REIT), 7.5%, 4/25/04 .....................................       5,701,520
      5,000,000    Susa Partnership L.P., 8.2%, 6/01/17 .....................................................       5,281,250
      8,250,000    Taubman Realty Group L.P., Medium-Term Note, 7%, 10/01/03 ................................       8,346,690
                                                                                                                  -----------
                                                                                                                   46,567,110
                                                                                                                  -----------
Media 1.6%
      7,000,000    A.H. Belo Corp., 7.75%, 6/01/27 ..........................................................       7,321,650
                                                                                                                  -----------
Service Industries 2.2%
     10,000,000    ServiceMaster L.P., 7.45%, 8/15/27 .......................................................      10,087,500
                                                                                                                  -----------
Durables 1.8%
      7,500,000    Northrop Grumman Corp., 7.875%, 3/01/26 ..................................................       8,065,800
                                                                                                                  -----------
Technology 3.2%
     15,000,000    International Business Machines Corp., 7%, 10/30/45 ......................................      14,583,150
                                                                                                                  -----------
Energy 2.9%
      2,500,000    Lyondell Petrochemical Co., 7.55%, 2/15/26 ...............................................       2,509,400
                                                                                                                  -----------
     10,000,000    Norsk Hydro AS, 7.75%, 6/15/23 ...........................................................      10,598,100
                                                                                                                  -----------
                                                                                                                   13,107,500
                                                                                                                  -----------
Metals & Minerals 1.5%
      6,500,000    Potash Corp., 7.125%, 6/15/07 ............................................................       6,627,400
                                                                                                                  -----------
Transportation 4.1%
     13,500,000    Continental Airlines Inc., Series 1997-1A, 7.461%, 4/01/15 ...............................      14,145,300
      4,000,000    Norfolk Southern Corp., 7.8%, 5/15/27 ....................................................       4,283,880
                                                                                                                  -----------
                                                                                                                   18,429,180
                                                                                                                  -----------
Utilities 2.1%
     10,000,000    Public Service Electric & Gas Co., 1st Refunding Mortgage, 6.25%, 1/01/07 ................       9,655,400
                                                                                                                  -----------
                   Total Corporate Bonds (Cost $141,260,543) ................................................     145,914,690
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                  % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $442,441,155) (a) ....................         98.7           448,865,382
                   Other Assets and Liabilities, Net .....................................          1.3             6,004,136
                                                                                                  -----           -----------
                   Net Assets ............................................................        100.0           454,869,518
                                                                                                  =====           ===========

*     Effective maturities will be shorter due to prepayments.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $442,441,155 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $ 7,613,705

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .........   (1,189,478)
                                                                    -----------

      Net unrealized appreciation ................................  $ 6,424,227
                                                                    ===========
--------------------------------------------------------------------------------
      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1997 was $2,264,764,844.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments, and U.S. Government and U.S. Government agencies' obligations) for the year ended September 30, 1997 aggregated $220,023,243 and $92,541,818, respectively. Purchases and sales of obligations of the U.S. Government and U.S. Government agencies aggregated $138,952,123 and $266,185,773, respectively.
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had a capital loss carryforward of approximately $8,993,357, of which $7,756,158 expires September 30, 2003, and $1,237,199 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $1,252,429 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM MUNICIPAL INVESTMENTS (UNDER 1 YEAR) - 0.5%
-----------------------------------------------------------------------------------------------------------------------------

INDIANA
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public
   Services, Series C, Daily Demand Bond, 3.8%, 4/01/19* .......................    1,400,000        VMIG1          1,400,000
MASSACHUSETTS
Massachusetts Health & Educational Facilities Authority, Brigham and
   Women's Hospital, Series A, Weekly Demand Note, 4.1%,
   7/01/17* ....................................................................      900,000        AA               900,000
OHIO
Cuyahoga County, OH, Health & Education, University Hospital of
   Cleveland, Daily Demand Note, 3.85%, 1/01/16* ...............................    3,400,000        VMIG1          3,400,000
PUERTO RICO
Puerto Rico, Series 1996, Variable Rate Demand Bond, 3.65%,
   7/01/11* (c) ................................................................    2,000,000        AAA            2,000,000
TEXAS
Harris County, TX, Health Facilities Authority, Saint Lukes, Daily
   Demand Note:
      Series A, 3.85%, 2/15/27* ................................................      400,000        A1+              400,000
      Series B, 3.85%, 2/15/27* ................................................    1,000,000        A1+            1,000,000
                                                                                                                -------------
Total Short-Term Municipal Investments (Cost $9,100,000) .......................                                    9,100,000
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   LONG-TERM MUNICIPAL INVESTMENTS (OVER 1 YEAR) - 97.8%
-----------------------------------------------------------------------------------------------------------------------------

ALASKA
Alaska Housing Finance Corp., Veterans Mortgage Project, 8.1%,
   9/01/20 .....................................................................    3,675,000        AAA            3,748,537
Anchorage, AK, Electric Utility Revenue, 6.5%, 12/01/07 (c) ....................    2,620,000        AAA            2,993,009
North Slope Borough, AK, General Obligation Capital Appreciation:
   Series 1997A, Zero Coupon, 6/30/08 (c) ......................................    7,000,000        AAA            4,116,560
   Series A, Zero Coupon, 6/30/06 (c) ..........................................    4,000,000        AAA            2,630,000
   Series B, Zero Coupon:
      1/01/03 (c) ..............................................................   16,000,000        AAA           12,580,640
      6/30/04 (c) ..............................................................   15,500,000        AAA           11,305,390
      6/30/05 (c) ..............................................................   25,600,000        AAA           17,752,064
ARIZONA
Arizona Municipal Finance Program, Certificate of Participation,
   Series 25, 7.875%, 8/01/14 (c) ..............................................    3,500,000        AAA            4,602,500
Maricopa County, AZ, School District #28, Kyrene Elementary, Series B,
   Zero Coupon, 1/01/04 (c) ....................................................    4,000,000        AAA            3,004,440
Maricopa County, AZ, School District #6, Washington Elementary,
   Series B, 4.1%, 7/01/13 (c) .................................................    2,950,000        AAA            2,578,300
Maricopa County, AZ, Unified School District #41, Gilbert School,
   Zero Coupon, 1/01/05 (c) ....................................................    5,280,000        AAA            3,775,042
CALIFORNIA
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
   5.375%, 6/01/09 (c) .........................................................    8,995,000        AAA            9,526,694

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Banning, CA, Wastewater, Certificate of Participation:
   8%, 1/01/19 (c) .............................................................      960,000        AAA            1,294,061
   8%, 1/01/19 (c) .............................................................    1,080,000        AAA            1,455,818
Big Bear Lake, CA, Series 1996, 6%, 4/01/11 (c) ................................    3,800,000        AAA            4,233,276
California Housing Finance Agency, 5.7%, 8/01/16 (c) ...........................    5,175,000        AAA            5,270,893
California Housing Finance Agency, 5.3%, 8/01/14 (c) ...........................    3,460,000        AAA            3,506,745
California State Public Works Board, Lease Revenue, Series A, 6.3%,
   12/01/06 (c) (d) ............................................................    8,095,000        AAA            9,211,867
Irvine Ranch, CA, Water District, 7.875%, 2/15/23 ..............................    3,000,000        A              3,042,750
Los Angeles County, CA, Capital Asset Leasing, 6%, 12/01/06 (c) ................    9,000,000        AAA            9,990,180
Los Angeles County, CA, Public Works Authority:
   Series 1996B, 5.25%, 9/01/11 (c) ............................................    3,000,000        AAA            3,052,290
   Series 1996A, 6%, 9/01/04 (c) ...............................................    2,920,000        AAA            3,208,759
Los Angeles County, CA, Public Works Finance Authority, Lease
   Revenue, Multiple Projects IV, 4.75%, 12/01/10 (c) ..........................   11,140,000        AAA           10,862,503
Madera County, CA, Certificates of Participation, Valley Children's
   Hospital, 6.5%, 3/15/10 (c) .................................................    2,840,000        AAA            3,291,617
Oakland, CA, Redevelopment Agency, Tax Allocation, 6%,
   2/01/07 (c) .................................................................    2,000,000        AAA            2,223,280
Riverside, CA, Transportation Commission, Sales Tax Revenue, Series A,
   5.7%, 6/01/06 (c) ...........................................................    5,400,000        AAA            5,892,966
San Diego Water Authority, CA, Certificate of Participation:
   5.632%, 4/25/07 (c) .........................................................    6,300,000        AAA            6,782,265
   5.681%, 4/22/09 (c) .........................................................    4,500,000        AAA            4,848,435
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue
   Refunding, 6.75%, 7/01/10 (c) ...............................................    2,000,000        AAA            2,370,680
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
   Revenue, Capital Appreciation, Refunding, Series 1997A, Zero
   Coupon, 1/15/12 (c) .........................................................    3,000,000        AAA            1,424,460
San Joaquin, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/13 (c) .................................................    2,000,000        AAA            2,109,680
Sweetwater Authority, CA, Water Revenue, 5.25%, 4/01/10 (c) ....................   10,000,000        AAA           10,428,900
Three Valleys Municipal Water District Certificates of Participation, CA,
   5%, 11/01/14 (c) ............................................................    3,000,000        AAA            2,939,130
Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities
   Revenue, 6.25%, 6/01/08 (c) .................................................    1,780,000        AAA            2,015,672
COLORADO
Castle Rock Ranch, CO, Public Facilities Revenue:
   6.3%, 12/01/07 ..............................................................    3,115,000        AA             3,429,272
   6.4%, 12/01/08 ..............................................................    3,310,000        AA             3,672,677
   6.375%, 12/01/11 ............................................................    2,000,000        AA             2,205,840
Mesa County, CO, Residual Revenue, Single Family Housing, ETM,
   Zero Coupon, 12/01/11** (c) .................................................    3,855,000        AAA            1,857,455
CONNECTICUT
Connecticut Resource Recovery Authority:
   Series 1996, 6.25%, 11/15/05 (c) ............................................    2,000,000        AAA            2,224,360
   Series 1996A, 6.25%, 11/15/06 (c) ...........................................    4,525,000        AAA            5,065,240
Connecticut State Health Facility Authority, Series 1992B, 6.15%,
   11/15/04 ....................................................................    5,000,000        AA             5,222,300

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA
District of Colombia, General Obligation:
   6.5%, 6/01/10 (c) ...........................................................    2,270,000        AAA            2,581,943
   Series B, Zero Coupon, 6/01/00 (c) ..........................................    3,500,000        AAA            3,117,730
   Series B, 6.125%, 6/01/03 (c) ...............................................    4,000,000        AAA            4,319,720
   Refunding, 1993 Series A, 5.875%, 6/01/05 (c) ...............................    4,750,000        AAA            5,108,720
   Series B, 5.4%, 6/01/06 (c) (d) .............................................   18,905,000        AAA           19,782,192
   Series B3, 5.4%, 6/01/06 (c) ................................................   10,000,000        AAA           10,464,000
   Series B, 5.5%, 6/01/07 (c) (d) .............................................   25,000,000        AAA           26,319,500
   Series B, 5.5%, 6/01/08 (c) (d) .............................................   21,300,000        AAA           22,459,146
   Series A, Prerefunded 6/1/99 at 102, 7.5%, 6/01/09*** (c) ...................    5,000,000        AAA            5,373,100
   Series B, 5.5%, 6/01/09 (c) (d) .............................................   16,150,000        AAA           16,958,307
   Series B, 5.5%, 6/01/09 (c) .................................................    2,840,000        AAA            2,982,142
   Series B, 5.5%, 6/01/10 (c) (d) .............................................   15,590,000        AAA           16,284,067
   Series B, 5.5%, 6/01/12 (c) .................................................    1,050,000        AAA            1,090,729
FLORIDA
Florida Department of Environmental Preservation, Series A, 4.75%,
   7/01/12 (c) .................................................................   10,000,000        AAA            9,549,600
Florida Municipal Power Agency, Stanton II Project, 4.5%, 10/01/16 (c) .........    4,400,000        AAA            3,880,580
GEORGIA
Cobb County, GA, Kennestone Hospital Authority, Series A, 5.625%,
   4/01/11 (c) .................................................................    2,305,000        AAA            2,461,602
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/01/11 (c) .......................................    6,975,000        AAA            7,217,730
Municipal Electric Authority of Georgia, 5th Crossover, Project #1, 6.4%,
   1/01/13 (c) .................................................................    3,500,000        AAA            3,990,000
HAWAII
Hawaii State, General Obligation, Series 1992 BZ, 6%, 10/01/09 (c) .............    2,000,000        AAA            2,217,040
ILLINOIS
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue,
   Zero Coupon, 5/01/02 (c) ....................................................    2,245,000        AAA            1,823,995
Chicago O'Hare International Airport, IL, Refunding Revenue:
   Series 1996A, 6%, 1/01/06 (c) ...............................................    2,000,000        AAA            2,178,840
   Series C, 5%, 1/01/11 (c) ...................................................    6,500,000        AAA            6,537,115
Chicago, IL, Board of Education, 6.125%, 1/01/06 (c) ...........................    4,000,000        AAA            4,403,080
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/01/09 (c) (d) .......................................................   11,990,000        AAA           12,744,411
   5.5%, 1/01/10 (c) ...........................................................    7,220,000        AAA            7,656,016
Chicago, IL, General Obligation:
   6.25%, 1/01/11 (c) ..........................................................    3,000,000        AAA            3,366,150
   Emergency Telephone System, 5.55%, 1/01/08 (c) (d) ..........................    5,820,000        AAA            6,189,163
   Series A, 5.375%, 1/01/13 (c) (d) ...........................................   15,410,000        AAA           15,887,248
   Series B, 5.125%, 1/01/15 (c) ...............................................    9,550,000        AAA            9,484,391
   Series B, 5%, 1/01/10 (c) ...................................................    5,200,000        AAA            5,232,760
   Series B, 5%, 1/01/11 (c) ...................................................    1,620,000        AAA            1,621,426
Chicago, IL, General Obligation Lease, Board of Education:
   Series 1996, 6.25%, 12/01/11 (c) ............................................    1,600,000        AAA            1,804,656
   Series A, 6.25%, 1/01/10 (c) ................................................   11,550,000        AAA           12,938,656
   Series A, 6.25%, 1/01/15 (c) (d) ............................................   26,000,000        AAA           29,145,480

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series A, 6%, 1/01/16 (c) ...................................................   11,025,000        AAA           12,000,933
   Series A, 6%, 1/01/20 (c) ...................................................   36,625,000        AAA           39,797,091
Chicago, IL, Public Building Commission, Building Revenue:
   Series A, 5.25%, 12/01/07 (c) ...............................................    3,500,000        AAA            3,648,225
   Series A, 5.25%, 12/01/09 (c) (d) ...........................................   10,420,000        AAA           10,877,021
   Series A, 5.25%, 12/01/11 (c) ...............................................    9,705,000        AAA           10,018,277
Chicago, IL, Public Building Commission, Board of Education, Series A,
   Zero Coupon, 1/01/06 (c) ....................................................    2,430,000        AAA            1,642,850
Cook & Dupage Counties, IL, Housing Development Authority:
   Zero Coupon, 12/01/07 (c) ...................................................    2,550,000        AAA            1,550,910
   Zero Coupon, 12/01/08 (c) ...................................................    2,625,000        AAA            1,503,836
   Zero Coupon, 12/01/09 (c) ...................................................    2,860,000        AAA            1,538,566
Cook County, IL, General Obligation, Zero Coupon, 11/01/04 (c) .................    3,205,000        AAA            2,315,612
Cook County, IL, Community High School District #233,
   Capital Appreciation:
      Series 1993 B, Zero Coupon, 12/01/08 (c) .................................    1,700,000        AAA              979,234
      Series 1993 B, Zero Coupon, 12/01/09 (c) .................................    1,700,000        AAA              919,972
      Series 1993 B, Zero Coupon, 12/01/10 (c) .................................    1,665,000        AAA              845,753
Cook County, IL, General Obligation, Series C, 6%, 11/15/07 (c) ................    5,000,000        AAA            5,527,100
Decatur, IL, General Obligation:
   Series 1991, Zero Coupon, 10/01/03 (c) ......................................    1,455,000        AAA            1,105,436
   Series 1991, Zero Coupon, 10/01/04 (c) ......................................    1,415,000        AAA            1,019,946
Decatur, IL, Public Building Commission, General Obligation,
   Certificate of Participation:
      6.5%, 1/01/03 (c) ........................................................    1,725,000        AAA            1,890,565
      6.5%, 1/01/06 (c) ........................................................    1,500,000        AAA            1,689,360
Evergreen Park, IL, Little Company of Mary Hospital, 7.75%,
   2/15/09 (c) .................................................................    2,935,000        AAA            3,033,029
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation,
   Junior Lien, Series 1991, Zero Coupon, 5/15/07 ..............................   17,460,000        A             10,803,724
Illinois Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/11 (c) .........................................................    3,000,000        AAA            3,414,090
   6.25%, 12/15/20 (c) .........................................................    6,975,000        AAA            7,823,090
   Series A, 6.5%, 12/15/07 (c) ................................................    4,765,000        AAA            5,487,136
   Series A, 6.5%, 12/15/08 (c) ................................................    5,255,000        AAA            6,081,349
Illinois Educational Facilities Authority, Loyola University:
   Series 1991 A, Zero Coupon, 7/01/04 (c) .....................................    2,860,000        AAA            2,085,769
   Zero Coupon, 7/01/05 (c) ....................................................    4,000,000        AAA            2,773,400
Illinois Health Facilities Authority, Brokaw-Mennonite Healthcare:
   6%, 8/15/06 (c) .............................................................    1,380,000        AAA            1,506,781
   6%, 8/15/07 (c) .............................................................    1,460,000        AAA            1,597,620
   6%, 8/15/08 (c) .............................................................    1,550,000        AAA            1,701,915
   6%, 8/15/09 (c) .............................................................    1,640,000        AAA            1,802,409
Illinois Health Facilities Authority:
   Children's Memorial Hospital, 6.25%, 8/15/13 (c) ............................    3,400,000        AAA            3,813,848
   Felician Healthcare Inc., Series A, 6.25%, 12/01/15 (c) (d) .................   17,000,000        AAA           18,953,300
   Memorial Medical Center, 6.75%, 10/01/11 (c) ................................    2,135,000        AAA            2,307,444
   Methodist Health Service, Series 1985 G, 8%, 8/01/15 (c) ....................    9,880,000        AAA           10,622,087
   Sherman Hospital, 6.75%, 8/01/11 (c) ........................................    2,700,000        AAA            2,943,567
   SSM Healthcare System, 6.4%, 6/01/08 (c) ....................................    1,350,000        AAA            1,527,390

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus
   Extension Center, 6.7%, 9/01/12 (c) .........................................    2,500,000        AAA            2,969,275
Kane County, IL, Series 1996A, 6.5%, 2/01/10 (c) ...............................    1,775,000        AAA            2,039,013
Kane, Cook and Dupage Counties, IL, School District #46 Elgin:
   Series 1996B, Zero Coupon, 1/01/11 (c) ......................................    1,040,000        AAA              517,941
   Series 1996B, Zero Coupon, 1/01/12 (c) ......................................    1,300,000        AAA              609,999
   Series 1996B, Zero Coupon, 1/01/13 (c) ......................................    2,095,000        AAA              925,299
Kendall, Kane and Will Counties, IL, Community Unit School District
   Number 308, Oswego:
      Zero Coupon, 3/01/02 (c) .................................................    1,055,000        AAA              863,655
      Zero Coupon, 3/01/05 (c) .................................................    1,540,000        AAA            1,084,699
      Zero Coupon, 3/01/06 (c) .................................................    1,595,000        AAA            1,065,460
Metropolitan Pier & Exposition Authority, IL, McCormick Place
   Expansion Project:
      Series 1994, Zero Coupon, 6/15/13 (c) ....................................    5,625,000        AAA            2,424,544
      Zero Coupon, 12/15/03 (c) ................................................    3,200,000        AAA            2,408,448
      Zero Coupon, 6/15/04 (c) .................................................   10,300,000        AAA            7,527,240
Northwest Surburban Municipal Joint Action Water Agency, IL, Supply
   System Revenue, 6.45%, 5/01/07 (c) ..........................................    2,575,000        AAA            2,915,183
Rosemont, IL, Tax Increment:
   Series C, Zero Coupon, 12/01/05 (c) .........................................    4,455,000        AAA            3,028,643
   Series C, Zero Coupon, 12/01/07 (c) .........................................    2,655,000        AAA            1,614,771
Skokie, IL, Park District, Series 1994B, Zero Coupon, 12/01/11 (c) .............    3,000,000        AAA            1,423,710
State University Retirement System, IL, Special Revenue, Zero Coupon,
   10/01/03 (c) ................................................................    2,750,000        AAA            2,089,312
University of Illinois, Board of Trustees:
   Series 1991, Zero Coupon, 4/01/03 (c) .......................................    3,890,000        AAA            3,023,853
   Series 1991, Zero Coupon, 4/01/05 (c) .......................................    3,830,000        AAA            2,687,051
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
      Zero Coupon, 12/15/00 (c) ................................................    1,325,000        AAA            1,153,041
      Zero Coupon, 12/15/01 (c) ................................................    1,730,000        AAA            1,435,727
INDIANA
Fort Wayne, IN, Parkview Memorial Hospital, Series A, 6.5%,
   11/15/12 (c) ................................................................    1,400,000        AAA            1,485,932
Indiana Health Facilities Finance Authority, Hospital Revenue,
   Community Hospital Project:
      6.4%, 5/01/12 (c) ........................................................    5,000,000        AAA            5,431,900
      6%, 7/01/01 (c) ..........................................................    1,395,000        AAA            1,474,292
Indiana Health Facilities Financing Authority, Hospital Revenue, Tax
   Exempt Custodian Receipts Refund, Series 1997A, 6%, 7/01/02 (c) .............    1,480,000        AAA            1,579,796
Indiana Health Facilities Financing Authority:
   Series 1990A, 6%, 7/01/03 (c) ...............................................    1,570,000        AAA            1,688,896
   Series 1990A, 6%, 7/01/04 (c) ...............................................    1,665,000        AAA            1,799,865
   Series 1990A, 6%, 7/01/05 (c) ...............................................    1,765,000        AAA            1,916,066
   Series 1990A, 6%, 7/01/06 (c) ...............................................    1,875,000        AAA            2,045,306
   Series 1990A, 6%, 7/01/07 (c) ...............................................    1,985,000        AAA            2,171,848
   Series 1990A, 6%, 7/01/09 (c) ...............................................    1,125,000        AAA            1,231,313
   Series 1990A, 6%, 7/01/10 (c) ...............................................    1,185,000        AAA            1,293,297

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series 1990A, 6%, 7/01/11 (c) ...............................................    1,260,000        AAA            1,374,912
   Series 1990A, 6%, 7/01/12 (c) ...............................................    1,345,000        AAA            1,466,386
   Series 1990A, 6%, 7/01/13 (c) ...............................................    1,420,000        AAA            1,545,812
   Series 1990A, 6%, 7/01/14 (c) ...............................................    1,505,000        AAA            1,634,881
   Series 1990A, 6%, 7/01/15 (c) ...............................................    1,600,000        AAA            1,733,456
   Series 1990A, 6%, 7/01/16 (c) ...............................................    1,700,000        AAA            1,835,949
   Series 1990A, 6%, 7/01/17 (c) ...............................................    1,800,000        AAA            1,941,444
   Series 1990A, 6%, 7/01/18 (c) ...............................................    1,910,000        AAA            2,054,281
   Series 1997A, 6%, 7/01/08 (c) ...............................................    1,085,000        AAA            1,189,453
Indiana University, Revenue Refunding, Series H, Zero Coupon,
   8/01/06 (c) .................................................................    8,500,000        AAA            5,565,715
Indiana University, Student Fee Revenue, Series J, 5%, 8/01/18 (c) .............    4,200,000        AAA            3,971,016
Indiana University, Revenue Refunding, Student Fee Revenue, Series H,
   Zero Coupon, 8/01/08 (c) ....................................................   10,000,000        AAA            5,825,000
Madison County, IN, Community Hospital of Anderson, Prerefunded
   1/1/98 at 102, 8%, 1/01/14*** (c) ...........................................    7,055,000        AAA            7,269,260
Merrillville, IN, Multiple School Building Corp., First Mortgage,
   Zero Coupon, 1/15/11 (c) ....................................................    4,000,000        AAA            1,988,000
IOWA
Polk County, IA, Mercy Hospital, 6.75%, 11/01/05 (c) ...........................    5,000,000        AAA            5,464,900
KANSAS
Kansas City, KS, Utility System Revenue:
   Capital Appreciation, Prerefunded, Zero Coupon, 3/01/01*** (c) ..............    4,095,000        AAA            3,529,931
   ETM, Zero Coupon, 9/01/04** (c) .............................................    3,575,000        AAA            2,602,743
   ETM, Zero Coupon, 9/01/05** (c) .............................................    5,300,000        AAA            3,657,212
   ETM, Zero Coupon, 9/01/06** (c) .............................................    1,875,000        AAA            1,228,181
   Zero Coupon, 9/01/04 (c) ....................................................    2,640,000        AAA            1,929,840
   Zero Coupon, 9/01/05 (c) ....................................................    3,950,000        AAA            2,748,963
   Zero Coupon, 9/01/06 (c) ....................................................    1,375,000        AAA              908,545
LOUISIANA
Louisiana Public Facilities Authority, Prerefunded, 2/15/08 at 100,
   4.75%, 5/01/16*** ...........................................................    5,765,000        AAA            5,844,903
New Orleans, LA, General Obligation:
   Zero Coupon, 7/15/06 (c) ....................................................    4,850,000        AAA            2,941,379
   Zero Coupon, 9/01/07 (c) ....................................................   10,000,000        AAA            6,216,700
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986,
   5.95%, 11/01/14 (c) .........................................................    1,945,000        AAA            2,079,847
MARYLAND
Baltimore, MD, Revenue Exchanged, Auto Parking Revenue,
   Series 1996A, 5.9%, 7/01/12 (c) .............................................    3,100,000        AAA            3,405,474
MASSACHUSETTS
Massachusetts General Obligation, Series D, 7%, 10/01/03 (c) ...................    7,000,000        AAA            7,532,490
MICHIGAN
Detroit, MI, General Obligation, Distributable State Aid Refunding,
   5.25%, 5/01/08 (c) ..........................................................    1,500,000        AAA            1,566,855
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue, Borgess
   Medical Center, Series A, 6%, 7/01/09 (c) ...................................    8,250,000        AAA            8,530,252
Michigan Hospital Finance Authority, Sisters of Mercy Healthcorp
   Obligated Group, Series P, 5.25%, 8/15/08 (c) ...............................    8,655,000        AAA            9,018,770

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
MINNESOTA
Northern Minnesota Municipal Power Agency, Series 1989A, 7.25%,
   1/01/16 .....................................................................    7,500,000        A              7,928,475
MISSOURI
Missouri Health & Educational Facilities Authority, SSM Healthcare:
   1992 Series AA, 6.35%, 6/01/08 (c) ..........................................    8,125,000        AAA            9,231,787
   1992 Series AA, 6.4%, 6/01/09 (c) ...........................................    8,640,000        AAA            9,863,510
NEVADA
Clark County, NV, School District:
   General Obligation, Series B, Zero Coupon, 3/01/05 (c) ......................    8,070,000        AAA            5,725,504
   Series 1991B, Zero Coupon, 3/01/09 (c) ......................................    4,350,000        AAA            2,458,489
NEW JERSEY
New Jersey Highway Authority, ETM, 6.5%, 1/01/11 ...............................    4,835,000        AAA            5,350,266
New Jersey Housing and Finance Agency, Home Mortgage Purchase
   Revenue, Zero Coupon, 10/01/16 (c) ..........................................    3,980,000        AAA              603,806
New Jersey Turnpike Authority:
   6.5%, 1/01/09 (c) ...........................................................    5,000,000        AAA            5,760,200
   Series 1991A, 6.3%, 1/01/01 (c) .............................................    1,250,000        AAA            1,329,325
NEW YORK
New York City, NY, General Obligation:
   8%, 11/01/01 (c) ............................................................      760,000        AAA              774,128
   5.9%, 2/01/05 (c) ...........................................................    5,500,000        AAA            5,936,975
   8.125%, 11/01/05 (c) ........................................................    1,400,000        AAA            1,426,166
   Series 1989 E, 7%, 12/01/07 (c) .............................................      115,000        AAA              117,348
   Series A, ETM, 8%, 11/01/01** (c) ...........................................      740,000        AAA              790,720
   Series A, 3%, 8/15/02 (c) ...................................................    9,000,000        AAA            8,418,420
   Series C, 6.4%, 8/01/04 (c) .................................................      500,000        AAA              546,200
   Series C, 6.4%, 8/01/05 (c) .................................................      430,000        AAA              468,167
   Series C, Prerefunded 8/01/02 at 101.50, 6.4%, 8/01/05*** (c) ...............   10,000,000        AAA           11,061,900
   Series D, 8%, 8/01/05 (c) ...................................................        5,000        AAA                5,167
   Series D, 6%, 8/01/06 (c) ...................................................      140,000        AAA              144,525
   Series D, 6%, 8/01/08 (c) ...................................................      370,000        AAA              381,958
   Series E, ETM, 7%, 12/01/07** (c) ...........................................    1,385,000        AAA            1,408,143
New York State Dormitory Authority:
   College and University Pooled Capital Program, 7.8%, 12/01/05 (c) ...........    8,840,000        AAA            9,394,445
   State University of New York, 6%, 7/01/09 (c) ...............................    2,000,000        AAA            2,215,400
New York State Dormitory Authority Revenue, City University:
   Series C, 7.5%, 7/01/10 (c) .................................................    5,750,000        AAA            7,173,470
   Series D, 7%, 7/01/09 (c) ...................................................    4,000,000        AAA            4,787,040
New York State Energy Research and Development Authority, Pollution
   Control Revenue, Electric and Gas, 5.9%, 12/01/06 (c) .......................    5,300,000        AAA            5,818,658
New York State, Urban Development Authority, Correctional Facilities,
   6.5%, 1/01/11 (c) ...........................................................    4,500,000        AAA            5,185,845
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6%, 2/01/07 (c) .....................................................    8,000,000        AAA            8,771,760
NORTH CAROLINA
North Carolina Eastern Municipal Power Agency:
   5.5%, 1/01/07 (c) ...........................................................    2,000,000        AAA            2,121,860
   Power System Revenue, Series B, 6%, 1/01/18 (c) .............................    8,775,000        AAA            9,611,959

     The accompanying notes are an integral part of the financial statements


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--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, Number One, Catawba Electric
   Power Revenue:
      5.25%, 1/01/08 (c) .......................................................    2,500,000        AAA            2,612,725
      6%, 1/01/11 (c) ..........................................................    8,235,000        AAA            9,101,157
      7.5%, 1/01/17 ............................................................    4,520,000        A              4,648,730
      Series 1992, 7.25%, 1/01/07 (c) ..........................................    5,000,000        AAA            5,947,300
      Series 1997, 6%, 1/01/08 (c) .............................................    2,585,000        AAA            2,849,058
NORTH DAKOTA
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
   Zero Coupon, 5/01/02 (c) ....................................................    2,850,000        AAA            2,324,716
OHIO
Cleveland, OH, Water Works Revenue, Series 1993G, 5.5%,
   1/01/13 (c) (d) .............................................................   10,000,000        AAA           10,495,600
Hamilton County, OH, Electric System Mortgage Revenue, Series B,
   Prerefunded 10/15/98 at 102, 8%, 10/15/22*** (c) ............................    3,720,000        AAA            3,948,296
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/01/09 (c) .................................................    5,000,000        AAA            5,367,550
OKLAHOMA
Tulsa, OK, Industrial Development Authority, Hospital Revenue,
   St. John's Medical Center:
      Zero Coupon, 12/01/02 (c) ................................................    3,930,000        AAA            3,133,428
      Zero Coupon, 12/01/04 (c) ................................................    5,430,000        AAA            3,924,695
      Zero Coupon, 12/01/06 (c) ................................................    6,430,000        AAA            4,199,626
PENNSYLVANIA
Pennsylvania Industrial Development Authority, Economic
   Development Revenue:
      5.8%, 1/01/08 (c) ........................................................    4,250,000        AAA            4,622,938
      5.8%, 7/01/08 (c) ........................................................    4,875,000        AAA            5,318,918
Philadelphia, PA, Water & Wastewater Refunding Revenue:
   5.5%, 6/15/07 (c) ...........................................................    5,000,000        AAA            5,304,550
   5.625%, 6/15/09 (c) .........................................................   20,000,000        AAA           21,537,600
   5.625%, 6/15/09 (c) .........................................................   10,855,000        AAA           11,689,532
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/01/11 (c) .............................    7,300,000        AAA            7,621,054
PUERTO RICO
Commonwealth of Puerto Rico, Highway & Transportation Authority
   Revenue, 5.5%, 7/01/09 (c) ..................................................   10,940,000        AAA           11,732,822
RHODE ISLAND
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/01/15 (c) ................................    2,000,000        AAA            2,058,220
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993 B, 5%, 5/15/10 (c) ..............................................    5,000,000        AAA            5,046,400
   Series 1993 B, 5.25%, 5/15/15 (c) (d) .......................................   22,000,000        AAA           22,251,460
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, 8/01/10 (c) .................................................    6,200,000        AAA            6,751,242
   Series B, 5.8%, 8/01/11 (c) .................................................    4,525,000        AAA            4,920,892
   Series B, 5.8%, 8/01/12 (c) .................................................    2,500,000        AAA            2,715,775
   Series B, 5.8%, 8/01/13 (c) .................................................    7,340,000        AAA            7,959,790

     The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA
Piedmont Municipal Power Agency, SC, Electric Revenue:
   5.5%, 1/01/12 (c) ...........................................................    2,810,000        AAA            2,966,461
   Series 1991 A, 6.5%, 1/01/16 (c) ............................................    2,570,000        AAA            2,977,114
   Series 1991 A, ETM, 6.5%, 1/01/16** (c) .....................................      430,000        AAA              498,116
   Series 1993, 5.5%, 1/01/08 (c) ..............................................    1,075,000        AAA            1,139,758
   Series 1993, ETM, 5.5%, 1/01/08** (c) .......................................      840,000        AAA              899,052
   Series 1993, ETM, 5.5%, 1/01/12** (c) .......................................    2,190,000        AAA            2,311,939
TENNESSEE
Knox County, TN, Health & Educational Hospital Facilities Board,
   Fort Sanders Alliance:
      5.75%, 1/01/11 (c) .......................................................   15,405,000        AAA           16,637,862
      5.75%, 1/01/12 (c) .......................................................   17,880,000        AAA           19,290,732
      6.25%, 1/01/13 (c) .......................................................    4,000,000        AAA            4,519,600
Knox County, TN, Health, Education and Housing Facilities Board:
   5.75%, 1/01/14 (c) ..........................................................    2,000,000        AAA            2,149,180
   Fort Sanders Alliance, 7.25%, 1/01/09 (c) ...................................    3,750,000        AAA            4,544,888
TEXAS
Austin, TX, Utility Systems Revenue Refunding, Series A, Zero Coupon,
   11/15/08 (c) ................................................................    3,460,000        AAA            1,997,423
Austin, TX, Combined Utility System Revenue, Zero Coupon,
   11/15/09 (c) ................................................................    5,020,000        AAA            2,722,697
Bexar County, TX, Health Facilities Development Corporation, Baptist
   Health System:
      Series 1997A, 6%, 11/15/11 (c) ...........................................    2,000,000        AAA            2,211,460
      Series 1997, 6%, 11/15/12 (c) ............................................    3,000,000        AAA            3,315,510
Brownsville, TX, Utility System Revenue, 6.25%, 9/01/10 (c) ....................    4,085,000        AAA            4,608,084
Cedar Hill, TX, Zero Coupon:
   Series 1996, 8/15/09 ........................................................    1,500,000        AAA              823,890
   Series 1996, 8/15/10 ........................................................    3,130,000        AAA            1,614,204
Dallas, TX, Housing Finance Corp., Single Family Mortgage Revenue,
   Zero Coupon, 10/01/16 (c) ...................................................    6,535,000        AAA              934,701
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/01/03 (c) .........................................................    1,000,000        AAA            1,176,060
   7.8%, 11/01/05 (c) ..........................................................    2,000,000        AAA            2,398,760
   7.8%, 11/01/06 (c) ..........................................................    2,025,000        AAA            2,431,053
   7.375%, 11/01/08 (c) ........................................................    4,500,000        AAA            5,252,265
   7.375%, 11/01/10 (c) ........................................................    3,500,000        AAA            4,074,245
Harris County, TX, Health Facilities Development:
   6.25%, 5/15/08 (c) ..........................................................    2,785,000        AAA            3,135,158
   6.25%, 5/15/09 (c) ..........................................................    2,965,000        AAA            3,338,798
Harris County, TX, General Obligation:
   Capital Appreciation Bond, Zero Coupon, 10/01/06 (c) ........................    9,035,000        AAA            5,894,795
   Flood Control District, Zero Coupon, 10/01/00 (c) ...........................    1,000,000        AAA              879,300
   Toll Road Authority, Toll Road Revenue, Subordinate Lien:
      Series A, Zero Coupon, 8/15/05 (c) .......................................    4,025,000        AAA            2,785,340
      Series A, Zero Coupon, 8/15/06 (c) .......................................    4,010,000        AAA            2,632,204
      Unlimited Tax, Series A, Zero Coupon, 8/15/04 (c) ........................    2,050,000        AAA            1,491,519

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/01/06 (c) .........................................   14,575,000        AAA            9,434,543
   Series C, Zero Coupon, 12/01/08 (c) .........................................   19,000,000        AAA           10,944,380
   Series C, Zero Coupon, 12/01/09 (c) .........................................   14,750,000        AAA            7,982,110
   Zero Coupon, 12/01/10 (c) ...................................................    5,000,000        AAA            2,539,800
   Series 1991C, Zero Coupon, 12/01/12 (c) .....................................    3,350,000        AAA            1,508,338
Hurst Euless Bedford, TX, Independent School District, Series 1994,
   Zero Coupon, 8/15/09 (c) ....................................................    4,925,000        AAA            2,705,106
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
   Series B, 5.5%, 12/01/06 (c) ................................................    3,945,000        AAA            4,070,806
   Series B, 5.6%, 12/01/07 (c) ................................................    2,415,000        AAA            2,500,781
   Series B, 5.625%, 12/01/08 (c) ..............................................    4,400,000        AAA            4,541,504
Lubbock, TX, Health Facilities Development Corporation, Series B,
   5.625%, 12/01/09 (c) ........................................................    4,640,000        AAA            4,752,659
Montgomery County, TX, General Obligation, Library Refunding:
   Zero Coupon, 9/01/03 (c) ....................................................    3,475,000        AAA            2,657,923
   Zero Coupon, 9/01/04 (c) ....................................................    3,475,000        AAA            2,523,128
   Zero Coupon, 9/01/05 (c) ....................................................    3,475,000        AAA            2,399,766
North Central Texas Health Facilities Development Corp., Presbyterian
   Hospital, Prerefunded 12/01/97 at 102, 8.875%, 12/01/15*** (c) ..............    5,000,000        AAA            5,141,700
Northeast Hospital Authority, TX, Revenue, Series 1997, 6%,
   5/15/10 (c) .................................................................    2,180,000        AAA            2,396,300
Northwest Texas Independent School District, Capital Appreciation
   Bonds, Series 1991, Zero Coupon, 8/15/10 (c) ................................    3,690,000        AAA            1,903,007
San Antonio, TX, Electric and Gas, Revenue Refunding:
   Series A, Zero Coupon, 2/01/05 (c) ..........................................    2,500,000        AAA            1,774,175
   Series A, Zero Coupon, 2/01/05 (c) ..........................................    8,000,000        AAA            5,677,360
   Series A, Zero Coupon, 2/01/06 (c) ..........................................   17,900,000        AAA           12,054,039
San Antonio, TX, Electric and Gas, Zero Coupon, 2/01/08 (c) ....................    8,115,000        AAA            4,870,785
San Antonio, TX, Hotel Revenue, Series 1996, 6%, 8/15/06 (c) ...................    2,000,000        AAA            2,202,020
San Antonio, TX, Series 1991 B, Zero Coupon, 2/01/09 (c) .......................    4,400,000        AAA            2,483,360
Tarrant County, TX, Health Facilities Development Corp., Hospital
   Refunding Revenue, Fort Worth Osteopathic Hospital:
      6%, 5/15/11 (c) ..........................................................    4,615,000        AAA            5,124,727
      6%, 5/15/21 (c) ..........................................................    6,235,000        AAA            6,792,097
Texas General Obligation:
   Capital Appreciation Bond, Super Collider, Series C, Zero Coupon,
      4/01/06 (c) ..............................................................    7,385,000        AAA            4,933,919
   Superconductor Revenue, Series C, Zero Coupon, 4/01/05 (c) ..................    8,390,000        AAA            5,907,902
Texas Municipal Power Agency:
   6.1%, 9/01/07 (c) ...........................................................    9,250,000        AAA           10,297,933
   6.1%, 9/01/09 (c) ...........................................................    4,435,000        AAA            4,974,961
Texas Public Finance Authority, Building Authority:
   Series B, 6.25%, 2/01/08 (c) ................................................    5,190,000        AAA            5,860,444
   Zero Coupon, 2/01/06 (c) ....................................................   13,915,000        AAA            9,370,500

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
UTAH
Associated Municipal Power System, UT, Hunter Project,
   Refunding Revenue:
      Zero Coupon, 7/01/00 (c) .................................................    2,755,000        AAA            2,448,534
      Zero Coupon, 7/01/02 (c) .................................................    5,200,000        AAA            4,202,848
      Zero Coupon, 7/01/04 (c) .................................................    5,895,000        AAA            4,313,372
      Zero Coupon, 7/01/05 (c) .................................................    5,900,000        AAA            4,106,282
      Zero Coupon, 7/01/06 (c) .................................................    5,895,000        AAA            3,892,056
      Zero Coupon, 7/01/07 (c) .................................................    3,750,000        AAA            2,338,763
Intermountain Power Supply Agency, UT, Power Supply Revenue:
   5%, 7/01/12 (c) .............................................................    1,000,000        AAA              986,580
   Series A, Zero Coupon, 7/01/02 (c) ..........................................    1,655,000        AAA            1,334,526
   Series A, Zero Coupon, 7/01/03 (c) ..........................................    1,000,000        AAA              768,500
   Series A, Zero Coupon, 7/01/04 (c) ..........................................    1,730,000        AAA            1,261,672
   Series A, 6.5%, 7/01/08 (c) .................................................    4,000,000        AAA            4,583,720
   Series B, Zero Coupon, 7/01/02 (c) ..........................................    8,230,000        AAA            6,636,343
Intermountain Power Supply Agency, UT, Series 1993, 5.55%, 7/01/11 .............    7,000,000        A              7,145,110
Provo, UT, Electric System Revenue, ETM, 10.375%, 9/15/15** (c) ................    1,800,000        AAA            2,603,826
VIRGINIA
Roanoke, VA, Industrial Development Authority, Roanoke Memorial
   Hospital, Series B, 6.125%, 7/01/17 (c) .....................................    5,500,000        AAA            6,115,670
Southeastern Public Service Authority, VA, Refunding Revenue, Series A,
   5.25%, 7/01/10 (c) ..........................................................    7,380,000        AAA            7,672,027
Virginia Beach, VA, Development Authority, Virginia Beach General
   Hospital Project:
      6%, 2/15/11 (c) ..........................................................    1,595,000        AAA            1,767,212
      5.125%, 2/15/18 (c) ......................................................    3,000,000        AAA            2,927,580
Winchester County, VA, Industrial Development Authority, Hospital
   Revenue, 6.0%, 1/01/15* (c) .................................................    5,700,000        AAA            5,749,362
WASHINGTON
Clark County, WA, Public Utility District No. 1:
   6%, 1/01/06 (c) .............................................................    7,500,000        AAA            8,192,175
   Series 1995, 6%, 1/01/08 (c) ................................................    2,200,000        AAA            2,420,990
King County, WA, Public Hospital District #1, Valley Medical Center,
   Series 1992, 5.5%, 9/01/17 (c) ..............................................    3,500,000        AAA            3,505,810
King & Snohomish Counties, WA, General Obligation, School District #417,
   5.6%, 12/01/10 (c) ..........................................................    1,650,000        AAA            1,770,945
Snohomish County, WA, School District #6, 6.5%, 12/01/07 .......................    3,325,000        A              3,798,380
Washington, General Obligation Series AT-5, Zero Coupon,
   8/01/10 (c) .................................................................    2,625,000        AAA            1,364,974
Washington Health Care Facilities Authority, Empire Health
   Services-Spokane:
      5.65%, 11/01/05 (c) ......................................................    2,155,000        AAA            2,297,273
      5.7%, 11/01/06 (c) .......................................................    3,440,000        AAA            3,689,228
      5.75%, 11/01/07 (c) ......................................................    7,350,000        AAA            7,921,022
      5.8%, 11/01/09 (c) .......................................................    4,595,000        AAA            4,977,350
      5.8%, 11/01/10 (c) .......................................................    2,100,000        AAA            2,266,131

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Washington Public Power Supply System, Revenue Refunding,
   Nuclear Power Project #1:
      6%, 7/01/08 (c) ..........................................................    5,000,000        AAA            5,481,350
      Series A, 7%, 7/01/11 (c) ................................................    3,830,000        AAA            4,178,224
      Series B, 7.25%, 7/01/12 (c) .............................................   10,895,000        AAA           11,955,737
      Series 1989A, 7.5%, 7/01/15 ..............................................    1,500,000        AAA            1,615,875
      Series A, 7.5%, 07/01/15 (c) .............................................    1,595,000        AAA            1,718,214
      Series A, Prerefunded 7/1/99 at 102, 7.5%, 07/01/15*** (c) ...............    2,405,000        AAA            2,590,786
Washington Public Power Supply System, Revenue Refunding,
   Nuclear Project #2:
      Series 1992A, Zero Coupon, 7/01/11 (c) ...................................    4,200,000        AAA            2,037,378
      Series A, 7.25%, 7/01/03 (c) .............................................    2,000,000        AAA            2,197,460
      Series A, 5.7%, 7/01/08 (c) ..............................................    5,000,000        AAA            5,342,050
      Series C, 7%, 7/01/01 (c) ................................................   10,000,000        AAA           10,907,600
      Series C, 7.375%, 7/01/11 (c) ............................................    1,370,000        AAA            1,523,892
Washington Public Power Supply System, Revenue Refunding,
   Nuclear Project #3:
      7.5%, 7/01/08 (c) ........................................................    4,000,000        AAA            4,883,400
      Series 1989A, Zero Coupon, 7/01/10 (c) ...................................    5,860,000        AAA            3,022,295
      Series A, Prerefunded 7/1/99 at 102, 7.25%, 7/01/16*** (c) ...............    3,630,000        AAA            3,895,208
      Series A, Zero Coupon, 7/01/04 (c) .......................................    3,625,000        AAA            2,643,676
      Series A, Zero Coupon, 7/01/05 (c) .......................................    4,125,000        AAA            2,860,069
Washington State Housing Finance, Series A, 7.1%, 12/01/17 .....................    5,105,000        AAA            5,230,532
WEST VIRGINIA
West Virginia, School Building Authority Revenue, Series B, 6.75%,
   7/01/10 (c) .................................................................    4,000,000        AAA            4,343,400
WISCONSIN
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/01/04 (c) ............    3,475,000        AAA            2,552,458
Wisconsin Health & Educational Facilities Authority:
   6.1%, 8/15/09 (c) ...........................................................    2,000,000        AAA            2,217,820
   Felician Healthcare Inc., Series B, 6.25%, 1/01/22 (c) ......................    5,285,000        AAA            5,918,724
   Hospital Sisters Services Inc. - Obligated Group, 5.375%,
      6/01/18 (c) ..............................................................    4,800,000        AAA            4,708,656
   St. Luke's Medical Center, 7.1%, 8/15/11 (c) ................................    2,000,000        AAA            2,206,300
   Villa St. Francis Inc., Series C, 6.25%, 1/01/22 (c) ........................    9,230,000        AAA           10,336,769
   Wheaton Franciscan Services, 6.1%, 8/15/08 (c) ..............................    4,580,000        AAA            5,100,151
Wisconsin Health & Educational Facilities Authority Aurora Medical:
   5.75%, 11/15/06 (c) .........................................................    2,000,000        AAA            2,148,120
   5.75%, 11/15/07 (c) .........................................................    1,500,000        AAA            1,618,125
   6%, 11/15/08 (c) ............................................................    4,085,000        AAA            4,507,185
   6%, 11/15/09 (c) ............................................................    4,330,000        AAA            4,820,026
Wisconsin Health & Educational Facilities Authority, SSM Healthcare:
   Series 1992 AA, 6.4%, 6/01/08 (c) ...........................................    2,335,000        AAA            2,645,999
   Series 1992 AA, 6.45%, 6/01/09 (c) ..........................................    2,485,000        AAA            2,857,502
   Series 1992 AA, 6.45%, 6/01/10 (c) ..........................................    2,650,000        AAA            3,050,336
   Series 1992 AA, 6.5%, 6/01/11 (c) ...........................................    2,820,000        AAA            3,232,002
   Series 1992 AA, 6.5%, 6/01/12 (c) ...........................................    3,000,000        AAA            3,480,630
                                                                                                                -------------
Total Long-Term Municipal Investments (Cost $1,533,349,712) ....................                                1,674,354,483
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $1,542,449,712) (a) ........                   98.3         1,683,454,483
                   Other Assets and Liabilities, Net ...........................                    1.7            28,553,685
                                                                                                  -----         -------------
                   Net Assets ..................................................                  100.0         1,712,008,168
                                                                                                  =====         =============

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,542,746,371 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........  $140,968,309

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........      (260,197)
                                                                   ------------

      Net unrealized appreciation ...............................  $140,708,112
                                                                   ============

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, BIG, MBIA, FGIC, FSA, PSFG or Capital Guaranty.

(d) At September 30, 1997, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

      At September 30, 1997, open futures contracts sold were as follows:

                                                                Aggregate         Market
      Futures                       Expiration     Contracts  Face Value ($)     Value ($)
      -------                       ----------     ---------  --------------     ---------
      U.S Treasury Bond ........   December, 1997     945      106,665,885      108,940,781
                                                                                -----------

      Total net unrealized depreciation on open futures contracts sold .......    2,274,896
                                                                                ===========

      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1997 was $449,459,820 and $466,467,485, respectively.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1997, aggregated $126,793,957 and $181,012,552, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 11.2%
-------------------------------------------------------------------------------------------------------------------------------

      6,505,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02%
                      to be repurchased at $6,506,088 on 10/01/97, collateralized
                      by a $6,626,000 U.S. Treasury Note, 4.75%, 9/30/98 (Cost $6,505,000) ..................         6,505,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM NOTES 18.9%
-------------------------------------------------------------------------------------------------------------------------------

     11,000,000    Federal Home Loan Mortgage Corp., Discount Note, 10/01/97
                      (Cost $11,000,000) ....................................................................        10,998,307
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 1.3%
-------------------------------------------------------------------------------------------------------------------------------

      3,000,000    U.S. Treasury STRIP (Principal only) 11/15/18 (Cost $717,527) ............................           758,010
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 4.3%
-------------------------------------------------------------------------------------------------------------------------------

        436,344    9%, 8/15/21 ..............................................................................           470,157
        941,565    8.5%, 6/15/26 ............................................................................           985,111
      1,005,290    7.5%, 4/15/27 ............................................................................         1,022,561
                                                                                                                  -------------
                   Total Government National Mortgage Association (Cost $2,445,149) .........................         2,477,829
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY PASS-THRUS* 1.7%
-------------------------------------------------------------------------------------------------------------------------------

        953,359    Federal Home Loan Mortgage Corp., 7.79% with various maturities to 9/01/24
                      (Cost $996,558) .......................................................................           992,094
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U.S. $ DENOMINATED 3.0%
-------------------------------------------------------------------------------------------------------------------------------

        250,000    Fage Dairy Industry SA, 9%, 2/01/07 ......................................................           243,750
      1,000,000    Hutchison Whampoa, Ltd., 7.5%, 8/01/27 ...................................................           984,750
        500,000    Petroleos Mexicanos SA, 8.85%, 9/15/07 ...................................................           511,500
                                                                                                                  -------------
                   Total Foreign Bonds - U.S.$ Denominated (Cost $1,738,998) ................................         1,740,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 8.7%
-------------------------------------------------------------------------------------------------------------------------------

Credit Card Receivables 0.9%
        500,000    Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/27 ..........................................           514,375
                                                                                                                  -------------
Home Equity Loans 2.2%
        500,000    Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 .................           509,219
        300,000    The Money Store Inc. Home Equity Loan Trust, Series 1996-C A4,
                      7.4%, 6/15/21 .........................................................................           306,750
        500,000    The Money Store Inc. Home Equity Series 1997-A A2, 6.56%, 12/15/09 .......................           503,125
                                                                                                                  -------------
                                                                                                                      1,319,094
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing 5.6%
        375,000    Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ...................           386,895
        330,062    Green Tree Financial Corp., Series 1997-A A1, 6.3%, 8/15/23 ..............................           330,577
        500,000    Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 ..............................           513,280
        500,000    Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/28 .............................           511,094
        500,000    Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 4/15/28 .............................           520,391
      1,000,000    Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/27 ............................         1,009,492
                                                                                                                  -------------
                                                                                                                      3,271,729
                                                                                                                  -------------
                   Total Asset Backed (Cost $4,995,928) .....................................................         5,105,198
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 49.5%
-------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.8%
        500,000    Rite Aid Corp., 7.7%, 2/15/27 ............................................................           525,535
        500,000    Tultex Corp., 9.625%, 4/15/07 ............................................................           530,000
                                                                                                                  -------------
                                                                                                                      1,055,535
                                                                                                                  -------------
Consumer Staples 0.7%
        400,000    Polymer Group, Inc., 9%, 7/01/07 .........................................................           404,000
                                                                                                                  -------------
Health 1.7%
        500,000    NBTY Inc., 8.625%, 9/15/07 ...............................................................           496,250
        500,000    Tenet Healthcare Corp., 8.625%, 1/15/07 ..................................................           517,500
                                                                                                                  -------------
                                                                                                                      1,013,750
                                                                                                                  -------------
Communications 3.5%
        500,000    Comcast Cellular, 9.5%, 5/01/07 ..........................................................           522,500
      1,000,000    Rogers Cantel Inc., 8.3%, 10/01/07 .......................................................         1,000,000
        500,000    WorldCom, Inc., 7.75%, 4/01/07 ...........................................................           524,170
                                                                                                                  -------------
                                                                                                                      2,046,670
                                                                                                                  -------------
Financial 14.6%
      1,000,000    First Industrial L.P., 7.6%, 5/15/07 .....................................................         1,041,850
      1,000,000    First Union Capital II, 7.85%, 1/01/27 ...................................................         1,008,240
      1,000,000    General Motors Acceptance Corp., 6.869%, 8/15/07 .........................................         1,013,438
      1,000,000    Security Capital Industrial Trust, 7.625%, 7/01/17 .......................................         1,020,000
        500,000    Shurgard Storage Centers, Inc. (REIT), 7.5%, 4/25/04 .....................................           518,320
      1,000,000    Spieker Properties, Inc., 7.125%, 7/01/09 ................................................         1,007,110
      1,000,000    Susa Partnership L.P., 8.2%, 6/01/17 .....................................................         1,056,250
        500,000    Taubman Realty Group LP Medium Term Note, 8%, 7/30/01 ....................................           519,165
        250,000    Taubman Realty Group LP Medium Term Note, 7%, 10/01/03 ...................................           252,930
      1,000,000    US West Capital Funding Inc., 7.9%, 2/01/27 ..............................................         1,053,740
                                                                                                                  -------------
                                                                                                                      8,491,043
                                                                                                                  -------------
Media 6.5%
      1,000,000    Harcourt General, Inc., 7.2%, 8/01/27 ....................................................           974,270
        500,000    Hollinger International, 8.625%, 3/15/05 .................................................           515,000
        500,000    Outdoor Systems, Inc., 8.875%, 6/15/07 ...................................................           510,000
        125,000    Tele-Communications, Inc., 8%, 8/01/05 ...................................................           130,390
      1,000,000    Time Warner Inc., 9.125%, 1/15/13 ........................................................         1,147,590
        520,000    Viacom Inc., 6.75%, 1/15/03 ..............................................................           509,106
                                                                                                                  -------------
                                                                                                                      3,786,356
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Service Industries 5.3%
        500,000    Pierce Leahy Corp., 9.125%, 7/15/07 ......................................................           523,750
      1,000,000    Prime Hospitality Corp., 9.25%, 1/15/06 ..................................................         1,045,000
        500,000    SC International Services, Inc., 9.25%, 9/01/07 ..........................................           508,750
      1,000,000    ServiceMaster L.P., 7.45%, 8/15/27 .......................................................         1,008,750
                                                                                                                  -------------
                                                                                                                      3,086,250
                                                                                                                  -------------
Durables 0.4%
        250,000    Tracor, Inc., 8.5%, 3/01/07 ..............................................................           256,250
                                                                                                                  -------------
Manufacturing 1.8%
        500,000    Argo-Tech Corp., 8.625%, 10/01/07 ........................................................           501,250
         50,000    GFSI Inc., 9.625%, 3/01/07 ...............................................................            51,375
        500,000    Mead Corp., 7.55%, 3/01/47 ...............................................................           519,600
                                                                                                                  -------------
                                                                                                                      1,072,225
                                                                                                                  -------------
Technology 2.8%
        500,000    Amphenol Corp., 9.875%, 5/15/07 ..........................................................           532,500
        100,000    Fairchild Semiconductor Corp., 10.125%, 3/15/07 ..........................................           107,500
      1,000,000    International Business Machines Corp., 7%, 10/30/45 ......................................           972,210
                                                                                                                  -------------
                                                                                                                      1,612,210
                                                                                                                  -------------
Energy 5.0%
        500,000    Barrett Resources Corp., 7.55%, 2/01/07 ..................................................           511,250
        500,000    Chesapeake Energy Corp., 8.5%, 3/15/12 ...................................................           487,500
        250,000    Dawson Production Services, Inc., 9.375%, 2/01/07 ........................................           260,625
        250,000    Lomak Petroleum, Inc., 8.75%, 1/15/07 ....................................................           248,750
      1,000,000    Lyondell Petrochemical Co., 7.55%, 2/15/26 ...............................................         1,003,760
        400,000    Pride Petroleum Services, Inc., 9.375%, 5/01/07 ..........................................           428,000
                                                                                                                  -------------
                                                                                                                      2,939,885
                                                                                                                  -------------
Metals & Minerals 2.7%
        500,000    AK Steel Corp., 9.125%, 12/15/06 .........................................................           526,250
      1,000,000    Potash Corp., 7.125%, 6/15/07 ............................................................         1,019,600
                                                                                                                  -------------
                                                                                                                      1,545,850
                                                                                                                  -------------
Construction 0.4%
        250,000    Nortek, Inc., 9.25%, 3/15/07 .............................................................           253,750
                                                                                                                  -------------
Transportation 2.3%
        300,000    Continental Airlines Inc. Series 1997-1B, 7.461%, 4/01/13 ................................           313,371
        500,000    Norfolk Southern Corp., 7.8%, 5/15/27 ....................................................           535,485
        500,000    Allied Holdings, Inc., 8.625%, 10/01/07 ..................................................           506,875
                                                                                                                      1,355,731
                                                                                                                  -------------
                   Total Corporate Bonds (Cost $28,241,662) .................................................        28,919,505
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $56,640,822) (a) .........................     98.6            57,495,943
                   Other Assets and Liabilities, Net .........................................      1.4               828,203
                                                                                                  -----            ----------
                   Net Assets ................................................................    100.0            58,324,146
                                                                                                  =====            ==========

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Effective maturities will be shorter due to prepayments.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $56,640,822 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ..........   $ 905,465

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ..........     (50,344)
                                                                      ---------
       Net unrealized appreciation ................................   $ 855,121
                                                                      =========
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments, and U.S. Government and U.S. Government agencies' obligations) for the period February 1, 1997 (commencement of operations) through September 30, 1997, aggregated $33,747,629 and $1,303,851, respectively. Purchases and sales of obligations of the U.S. Government and Government agencies aggregated $7,091,422, and $637,484, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 7.9%
-------------------------------------------------------------------------------------------------------------------------------

      50,692,000     Repurchase Agreement with Salomon Brothers dated 9/30/97 at
                        6.125% to be repurchased at $50,700,624 on 10/01/97, collateralized by a
                        $39,775,000 U.S. Treasury Bond, 8.75%, 5/15/20 (Cost $50,692,000) ...................        50,692,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 6.9%
-------------------------------------------------------------------------------------------------------------------------------

       5,000,000     U.S. Treasury Bond, 6.25%, 8/15/23 .....................................................         4,853,900
       5,000,000     U.S. Treasury Note, 5.125%, 4/30/98 ....................................................         4,989,050
      10,000,000     U.S. Treasury Note, 5.75%, 12/31/98 ....................................................        10,006,200
       2,500,000     U.S. Treasury Note, 5.875%, 3/31/99 ....................................................         2,504,300
       3,000,000     U.S. Treasury Note, 6.75%, 5/31/99 .....................................................         3,045,000
       6,000,000     U.S. Treasury Note, 6.875%, 7/31/99 ....................................................         6,106,860
       4,500,000     U.S. Treasury Note, 5.875%, 11/15/99 ...................................................         4,502,790
       2,000,000     U.S. Treasury Note, 6.125%, 7/31/00 ....................................................         2,012,180
       1,500,000     U.S. Treasury Note, 5.75%, 10/31/00 ....................................................         1,492,740
       3,500,000     U.S. Treasury STRIP (Interest only), (6.38%***), 2/15/09 ...............................         1,712,550
      10,000,000     U.S. Treasury STRIP (Principal only), (6.62%***), 11/15/18 .............................         2,526,700
                                                                                                                    -----------
                     Total U. S. Treasury Obligations (Cost $43,022,393) ....................................        43,752,270
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION** 1.6%
-------------------------------------------------------------------------------------------------------------------------------

       3,214,790     10% with various maturities to 2/15/25 .................................................         3,580,349
       6,503,131     8.5%, 11/15/25 .........................................................................         6,807,933
                                                                                                                    -----------
                     Total Government National Mortgage Association (Cost $10,159,715) ......................        10,388,282
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY PASS-THRUS** 6.0%
-------------------------------------------------------------------------------------------------------------------------------

      14,224,171     Federal National Mortgage Association, 6.5% with various maturities
                        to 3/01/26 ..........................................................................        13,869,957
      24,646,080     Federal National Mortgage Association, 7% with various maturities
                        to 8/01/26 ..........................................................................        24,576,189
                                                                                                                    -----------
                     Total U. S. Government Agency Pass-Thrus (Cost $37,394,733) ............................        38,446,146
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U.S. $ DENOMINATED 1.6%
-------------------------------------------------------------------------------------------------------------------------------

       1,000,000     ABN-AMRO Bank NV, Subordinated note, 7.125%, 10/15/93 ..................................           982,330
       6,000,000     Deutsche Bank, 7.5%, 4/25/09 ...........................................................         6,340,440
       3,000,000     Province of Ontario Global, 6%, 2/21/06 ................................................         2,901,480
                                                                                                                    -----------
                     Total Foreign Bonds - U. S. $ Denominated (Cost $9,817,851) ............................        10,224,250
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 2.1%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 1.1%
       4,000,000     Ford Credit Automobile Trust Series 1996-A A4, 6.75%, 9/15/00 ..........................         4,045,000
       3,000,000     Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/06/00 .........         3,029,040
                                                                                                                    -----------
                                                                                                                      7,074,040
                                                                                                                    -----------
Credit Card Receivables 1.0%
       4,000,000     Chase Manhattan Credit Card Master Trust, Series 1996-4A, 6.73%, 2/15/03 ...............         4,043,720
       2,000,000     Sears Credit Account Master Trust, Series 1995-4A, 6.25%, 1/15/03 ......................         2,003,740
                                                                                                                    -----------
                                                                                                                      6,047,460
                                                                                                                    -----------
                     Total Asset Backed (Cost $12,997,645) ..................................................        13,121,500
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 12.4%
-------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.6%
       4,000,000     ITT Corp., 7.375%, 11/15/15 ............................................................         3,874,920
                                                                                                                    -----------
Communications 0.9%
       5,250,000     WorldCom, Inc., 7.75%, 4/01/27 .........................................................         5,603,115
                                                                                                                    -----------
Financial 5.2%
       5,850,000     Associates Corp. of North America, 6.625%, 5/15/01 .....................................         5,899,140
       4,000,000     Capital One Bank Medium Term Note, 5.95%, 2/15/01 ......................................         3,919,520
       1,000,000     General Electric Capital Services Inc., 7.5%, 8/21/35 ..................................         1,069,320
       5,000,000     Highwoods/Forsyth L.P., 7%, 12/01/06 ...................................................         5,011,650
       5,000,000     Meditrust Corp., 7%, 8/15/07 ...........................................................         4,977,900
       4,000,000     Southern National Corp., 7.05%, 5/23/03 ................................................         4,080,480
       1,500,000     Spieker Properties, Inc., 7.875%, 12/01/16 .............................................         1,524,915
       4,500,000     US West Capital Funding Inc., 7.9%, 1/01/27 ............................................         4,741,830
       2,000,000     Wells Fargo & Co., 6.875%, 4/01/06 .....................................................         2,014,260
                                                                                                                    -----------
                                                                                                                     33,239,015
                                                                                                                    -----------
Media 1.4%
       4,000,000     Tele-Communications, Inc., 8%, 8/01/05 .................................................         4,172,480
       4,500,000     Time Warner Inc., 9.125%, 1/15/13 ......................................................         5,164,155
                                                                                                                    -----------
                                                                                                                      9,336,635
                                                                                                                    -----------
Service Industries 1.3%
       5,000,000     ServiceMaster L.P., 7.45%, 8/15/27 .....................................................         5,043,750
       2,700,000     U.S. Filter Corp., 4.5%, 12/15/01 ......................................................         3,199,500
                                                                                                                    -----------
                                                                                                                      8,243,250
                                                                                                                    -----------
Durables 1.5%
       1,000,000     Ford Motor Co., 8.875%, 1/15/22 ........................................................         1,196,760
       2,000,000     Lockheed Martin Corp., 7.75%, 5/01/26 ..................................................         2,133,520
       1,000,000     McDonnell Douglas Corp., 9.75%, 4/01/12 ................................................         1,262,450
       2,000,000     Northrop Grumman Corp., 7%, 3/01/06 ....................................................         2,036,520
       3,100,000     Northrop Grumman Corp., 7.875%, 3/01/26 ................................................         3,333,864
                                                                                                                    -----------
                                                                                                                      9,963,114
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Technology 0.3%
       1,500,000     Loral Corp., 8.375%, 6/15/24 ...........................................................         1,703,640
                                                                                                                    -----------
Energy 0.7%
       4,150,000     PanEnergy Corp., 7.375%, 9/15/03 .......................................................         4,323,429
                                                                                                                    -----------
Transportation 0.5%
       2,500,000     AMR Corp., 9.75%, 8/15/21 ..............................................................         3,131,575
                                                                                                                    -----------
                     Total Corporate Bonds (Cost $75,947,204) ...............................................        79,418,693
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 1.3%
-------------------------------------------------------------------------------------------------------------------------------

Health 0.1%
Pharmaceuticals
         290,000     Sandoz Capital BVI Ltd., 2%, 10/06/02 ..................................................           424,850
                                                                                                                    -----------
Financial 0.1%
Other Financial Companies
         200,000     First Financial Management Corp., 5%, 12/15/99 .........................................           352,500
                                                                                                                    -----------
Media 0.9%
Advertising
       7,000,000     Interpublic Group of Companies Inc., 1.8%, 9/16/04 .....................................         5,810,000
                                                                                                                    -----------
Service Industries 0.2%
Miscellaneous Commercial Services
       1,000,000     ADT Operations Inc. Liquid Yield Option Note, 7/06/10 ..................................         1,113,750
         260,000     Jardine Strategic Holdings Ltd., 7.5%, 5/07/49 (b) .....................................           317,200
                                                                                                                    -----------
                                                                                                                      1,430,950
                                                                                                                    -----------
                     Total Convertible Bonds (Cost $6,812,228) ..............................................         8,018,300
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS 1.0%
-------------------------------------------------------------------------------------------------------------------------------

Shares
Consumer Discretionary 0.5%
Department & Chain Stores
          56,200     K Mart 7.75% ...........................................................................         3,287,700
                                                                                                                    -----------
Financial 0.3%
Consumer Finance 0.2%
          33,100     Advanta Corp. 6.75% ....................................................................         1,026,100
                                                                                                                    -----------
Real Estate 0.1%
          18,900     Security Capital Industrial Trust, 7% ..................................................           571,725
                                                                                                                    -----------
Manufacturing 0.2%
Containers & Paper 0.0%
           2,100     International Paper Co. 5.25% ..........................................................           118,650
                                                                                                                    -----------
Industrial Specialty 0.1%
          31,300     Cooper Industries, Inc. 6% .............................................................           719,900
                                                                                                                    -----------
Office Equipment / Supplies 0.1%
           4,700     Ikon Office Solutions, Inc., 5.04% .....................................................           303,150
                                                                                                                    -----------
                     Total Convertible Preferred Stocks (Cost $5,656,472) ...................................         6,027,225
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 58.6%
-------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 2.9%
Department & Chain Stores
          66,800     J.C. Penney Co., Inc. ..................................................................         3,891,100
          45,100     May Department Stores ..................................................................         2,457,950
          55,000     Mercantile Stores, Inc. ................................................................         3,461,563
          88,900     Rite Aid Corp. .........................................................................         4,928,394
          73,200     Sears, Roebuck & Co. ...................................................................         4,167,825
                                                                                                                    -----------
                                                                                                                     18,906,832
                                                                                                                    -----------
Hotels & Casinos 0.0%
          15,033     Homestead Village, Inc. Warrants (expire 10/29/97)* ....................................           122,143
                                                                                                                    -----------
Consumer Staples 4.8%
Consumer Electronic & Photographic Products 1.0%
          95,900     Whirlpool Corp. ........................................................................         6,359,357
                                                                                                                    -----------
Food & Beverage 2.8%
          43,900     General Mills, Inc. ....................................................................         3,026,356
         159,950     H.J. Heinz Co. .........................................................................         7,387,691
          35,200     Unilever NV (New York shares) ..........................................................         7,484,400
                                                                                                                    -----------
                                                                                                                     17,898,447
                                                                                                                    -----------
Package Goods / Cosmetics 1.0%
         124,700     Kimberly-Clark Corp. ...................................................................         6,102,506
                                                                                                                    -----------
Health 3.8%
Pharmaceuticals
          47,600     American Home Products Corp. ...........................................................         3,474,800
          67,600     Baxter International Inc. ..............................................................         3,532,100
          67,200     Bristol-Myers Squibb Co. ...............................................................         5,560,800
          70,800     Schering-Plough Corp. ..................................................................         3,646,200
          78,400     SmithKline Beecham PLC (ADR) ...........................................................         3,831,800
         122,100     Zeneca Group PLC .......................................................................         3,987,442
                                                                                                                    -----------
                                                                                                                     24,033,142
                                                                                                                    -----------
Communications 4.4%
Telephone / Communications
         111,500     Alltel Corp. ...........................................................................         3,846,750
          94,932     Bell Atlantic Corp. ....................................................................         7,636,093
          83,200     BellSouth Corp. ........................................................................         3,848,000
         113,500     Frontier Corp. .........................................................................         2,610,500
         126,500     GTE Corp. ..............................................................................         5,739,938
          79,400     Sprint Corp. ...........................................................................         3,970,000
         100,000     Telecom Corp. of New Zealand ...........................................................           507,395
                                                                                                                    -----------
                                                                                                                     28,158,676
                                                                                                                    -----------
Financial 14.2%
Banks 6.7%
          71,500     Banc One Corp. .........................................................................         3,990,594
          43,500     Bankers Trust New York Corp. ...........................................................         5,328,750

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
          11,700     Centura Banks, Inc. ....................................................................           644,231
          64,800     Chase Manhattan Corp. ..................................................................         7,646,400
          52,800     CoreStates Financial Corp. .............................................................         3,494,700
          24,800     First American Corp. ...................................................................         1,212,100
          12,300     First Tennessee National Corp. .........................................................           701,100
          44,100     First Union Corp. ......................................................................         2,207,756
          92,400     Firstar Corp. ..........................................................................         3,349,500
          34,100     J.P. Morgan & Co., Inc. ................................................................         3,874,613
          67,600     KeyCorp ................................................................................         4,301,050
          35,500     Old Kent Financial Corp. ...............................................................         2,289,750
          34,700     US Bancorp .............................................................................         3,348,550
                                                                                                                    -----------
                                                                                                                     42,389,094
                                                                                                                    -----------
Insurance 2.4%
          62,600     EXEL, Ltd. (ADR) .......................................................................         3,728,613
          73,300     Lincoln National Corp. .................................................................         5,103,513
          42,100     Mid Ocean, Ltd. ........................................................................         2,668,088
          72,400     Safeco Corp. ...........................................................................         3,837,200
                                                                                                                    -----------
                                                                                                                     15,337,414
                                                                                                                    -----------
Consumer Finance 0.5%
          22,100     SLM Holding Corp. ......................................................................         3,414,450
                                                                                                                    -----------
Other Financial Companies 0.3%
          44,800     Federal National Mortgage Association ..................................................         2,105,600
                                                                                                                    -----------
Real Estate 4.3%
          75,700     Arden Realty Group, Inc. ...............................................................         2,375,088
         137,600     Equity Office Properties Trust (REIT) ..................................................         4,669,800
         116,100     General Growth Properties, Inc. (REIT) .................................................         4,295,700
          66,600     Health Care Property Investment Inc. (REIT) ............................................         2,580,750
          61,700     Meditrust SBI (REIT) ...................................................................         2,560,550
         101,600     Nationwide Health Properties Inc. (REIT) ...............................................         2,444,750
          26,000     Omega Healthcare Investors (REIT) ......................................................           936,000
         243,962     Security Capital Atlantic Inc. .........................................................         5,458,650
          88,454     Security Capital Industrial Trust (REIT) ...............................................         2,062,084
          22,593     Security Capital Industrial Trust Warrants (expire 9/18/98) ............................           180,744
                                                                                                                    -----------
                                                                                                                     27,564,116
                                                                                                                    -----------
Durables 3.8%
Aerospace 1.2%
          28,309     Lockheed Martin Corp. ..................................................................         3,018,447
          70,100     Rockwell International Corp. ...........................................................         4,411,919
                                                                                                                    -----------
                                                                                                                      7,430,366
                                                                                                                    -----------
Automobiles 2.1%
          93,400     Dana Corp. .............................................................................         4,611,625
          20,800     Eaton Corp. ............................................................................         1,921,400
         160,800     Ford Motor Co. .........................................................................         7,276,200
                                                                                                                    -----------
                                                                                                                     13,809,225
                                                                                                                    -----------
Construction / Agricultural Equipment 0.5%
          56,900     PACCAR, Inc. ...........................................................................         3,186,400
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Manufacturing 10.3%
Chemicals 2.7%
          22,400     Akso Nobel N.V. (ADR) ..................................................................         1,918,000
          22,800     Dow Chemical Co. .......................................................................         2,067,675
          19,400     E.I. du Pont de Nemours & Co. ..........................................................         1,194,313
          63,600     Eastman Chemical Co. ...................................................................         3,943,200
         121,400     Imperial Chemical Industries PLC (ADR) (New) ...........................................         8,027,575
                                                                                                                    -----------
                                                                                                                     17,150,763
                                                                                                                    -----------
Containers & Paper 0.5%
           2,643     Boise Cascade Corp. ....................................................................           111,171
          82,100     Westvaco Corp. .........................................................................         2,960,731
                                                                                                                    -----------
                                                                                                                      3,071,902
                                                                                                                    -----------
Diversified Manufacturing 1.9%
          82,600     Olin Corp. .............................................................................         3,866,713
         153,200     TRW Inc. ...............................................................................         8,406,850
                                                                                                                    -----------
                                                                                                                     12,273,563
                                                                                                                    -----------
Electrical Products 2.1%
         123,600     Philips Electronics NV (New York shares) ...............................................        10,382,400
          57,100     Thomas & Betts Corp. ...................................................................         3,119,088
                                                                                                                    -----------
                                                                                                                     13,501,488
                                                                                                                    -----------
Industrial Specialty 0.1%
          16,100     Corning Inc. ...........................................................................           760,725
                                                                                                                    -----------
Office Equipment / Supplies 1.7%
         126,000     Xerox Corp. ............................................................................        10,607,625
                                                                                                                    -----------
Specialty Chemicals 1.3%
          55,300     BetzDearborn Inc. ......................................................................         3,781,138
         101,100     Witco Corp. ............................................................................         4,612,688
                                                                                                                    -----------
                                                                                                                      8,393,826
                                                                                                                    -----------
Technology 0.3%
Electronic Components / Distributors
          40,100     AMP Inc. ...............................................................................         2,147,856
                                                                                                                    -----------
Energy 4.8%
Oil Companies 4.4%
          28,600     Exxon Corp. ............................................................................         1,832,188
          93,300     Lyondell Petrochemical Co. .............................................................         2,443,294
           8,500     Pennzoil Co. ...........................................................................           677,344
          60,000     Royal Dutch Petroleum Co. (New York shares) ............................................         3,330,000
          90,381     Societe Nationale Elf Aquitaine (ADR) ..................................................         6,027,283
          93,800     Texaco Inc. ............................................................................         5,762,838
          70,201     Total SA (ADR) .........................................................................         4,023,395
         109,500     YPF S.A. "D" (ADR) .....................................................................         4,037,813
                                                                                                                    -----------
                                                                                                                     28,134,155
                                                                                                                    -----------
Oil / Gas Transmission 0.4%
          51,800     Williams Cos., Inc. ....................................................................         2,424,888
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals 1.6%
Steel & Metals
         114,435     Allegheny Teledyne Inc. ................................................................         3,275,702
          99,000     Freeport McMoRan Copper & Gold, Inc. "A" ...............................................         2,728,688
         101,500     Oregon Steel Mills, Inc. ...............................................................         2,753,188
          21,900     Phelps Dodge Corp. .....................................................................         1,699,988
                                                                                                                    -----------
                                                                                                                     10,457,566
                                                                                                                    -----------
Construction 1.9%
Building Materials 0.3%
          46,653     Martin Marietta Materials, Inc. ........................................................         1,679,508
                                                                                                                    -----------
Forest Products 1.6%
          51,800     Georgia Pacific Corp. ..................................................................         5,406,625
          73,900     Louisiana-Pacific Corp. ................................................................         1,847,500
          48,700     Weyerhaeuser Co. .......................................................................         2,891,563
                                                                                                                    -----------
                                                                                                                     10,145,688
                                                                                                                    -----------
Transportation 1.4%
Marine Transportation 0.6%
         137,500     Knightsbridge Tankers Ltd. .............................................................         3,892,969
                                                                                                                    -----------
Railroads 0.8%
          59,900     CSX Corp. ..............................................................................         3,504,150
          15,500     Canadian National Railway ..............................................................           805,668
          14,300     Union Pacific Corp. ....................................................................           895,538
                                                                                                                    -----------
                                                                                                                      5,205,356
                                                                                                                    -----------
Utilities 4.4%
Electric Utilities 3.8%
          71,400     CINergy Corp. ..........................................................................         2,387,437
          20,700     CMS Energy Corp. .......................................................................           765,900
         110,289     Duke Energy Corp. ......................................................................         5,452,412
          63,000     PacifiCorp .............................................................................         1,409,625
         105,200     PG & E Corporation .....................................................................         2,439,325
          38,900     PowerGen PLC (ADR) .....................................................................         1,915,825
         216,500     TNP Enterprises Inc. ...................................................................         5,439,563
         114,400     Unicom Corp. ...........................................................................         2,674,100
          59,600     Wisconsin Energy Corp. .................................................................         1,549,600
                                                                                                                    -----------
                                                                                                                     24,033,787
                                                                                                                    -----------
Natural Gas Distribution 0.6%
         115,300     MCN Energy Group, Inc. .................................................................         3,689,600
                                                                                                                    -----------
                     Total Common Stocks (Cost $260,773,738) ................................................       374,389,033
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $513,273,979) (a) ....................         99.4             634,477,699
                   Other Assets and Liabilities, Net .....................................          0.6               3,878,558
                                                                                                  -----             -----------
                   Net Assets ............................................................        100.0             638,356,257
                                                                                                  =====             ===========

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Non income producing security

**    Effective maturities will be shorter due to prepayments.

***   (Unaudited) Bond equivalent yield to maturity; not a coupon rate.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $513,246,352 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .........................................     $ 121,979,635

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value .......................................          (748,288)
                                                                  -------------
      Net unrealized appreciation ...........................     $ 121,231,347
                                                                  =============

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $317,200 (.05% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities was $295,244 at September 30, 1997. These securities may also have certain restrictions as to resale.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments, and U.S. Government and U.S. Government agencies' obligations) for the year ended September 30, 1997 aggregated $193,993,681 and $109,398,379, respectively. Purchases and sales of U.S. Government and U.S. Government agencies' obligations aggregated $19,648,049 and $18,561,811, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                              Market
Amount ($)                                                                                            Value ($)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 0.1%
-----------------------------------------------------------------------------------------------------------------

      9,855,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                      dated 9/30/97 at 6.02% to be repurchased at $9,856,648 on
                      10/01/97, collateralized by a $8,374,000 U.S. Treasury
                      Bond, 9.125%, 5/15/09 (Cost $9,855,000) .....................................     9,855,000
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
   COMMERCIAL PAPER 2.0%
-----------------------------------------------------------------------------------------------------------------

     33,000,000    Associates Corp. of North America, Discount Note, 10/01/97 .....................    33,000,000
     35,000,000    General Electric Capital Corp., Discount Note, 10/03/97 ........................    34,989,150
     20,000,000    Norwest Financial Corp., Discount Note, 10/01/97 ...............................    20,000,000
     44,000,000    Omnicom Finance Inc., Discount Note, 10/07/97 ..................................    43,958,787
                                                                                                     ------------
                   Total Commercial Paper (Cost $131,947,937) .....................................   131,947,937
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT 0.4%
-----------------------------------------------------------------------------------------------------------------

     25,000,000    Fifth Third Bancorp., 5.52%, 10/09/97 (Cost $25,000,000) .......................    24,999,576
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 4.3%
-----------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.9%
Department & Chain Stores
     12,550,000    Federated Department Stores, Inc., Debenture, 5%, 10/01/03 .....................    16,911,125
     34,500,000    Home Depot Inc., 3.25%, 10/01/01 ...............................................    42,262,500
                                                                                                     ------------
                                                                                                       59,173,625
                                                                                                     ------------
Consumer Staples 0.5%
Miscellaneous
        490,000    Ralston Purina Group, 7%, 8/01/00 ..............................................    33,013,750
                                                                                                     ------------
Health 0.1%
Pharmaceuticals
      6,260,000    Sandoz Capital BVI Ltd., Debenture, 2%, 10/06/02 ...............................     9,170,900
                                                                                                     ------------
Communications 0.0%
Telephone / Communications
      1,000,000    Compania de Telefonos de Chile, S.A., 4.5%, 1/15/03 ............................     1,682,500
                                                                                                     ------------
Financial 1.5%
Banks 1.0%
    102,590,000    Deutsche Bank Financial Inc., Convertible to Daimler Benz AG shares,
                      Zero Coupon, 2/12/17 ........................................................    48,089,063
     17,290,000    MBL International Finance Bermuda, 3%, 11/30/02 ................................    18,846,100
                                                                                                     ------------
                                                                                                       66,935,163
                                                                                                     ------------
Other Financial Companies 0.2%
      5,200,000    First Financial Management Corp., Debenture, 5%, 12/15/99 ......................     9,165,000
                                                                                                     ------------
Real Estate 0.3%
     18,250,000    Security Capital Group, Inc., 6.5%, 3/29/16 (b) (c) ............................    22,585,146
                                                                                                     ------------

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                              Market
Amount ($)                                                                                            Value ($)
-----------------------------------------------------------------------------------------------------------------

Service Industries 0.8%
Miscellaneous Commercial Services 0.6%
     25,000,000    ADT Operations Inc., Liquid Yield Option Note, Zero Coupon, 7/06/10 ............    27,843,750
      7,036,000    Jardine Strategic Holdings Ltd., 7.5%, 5/07/49 (b) .............................     8,583,920
                                                                                                     ------------
                                                                                                       36,427,670
                                                                                                     ------------
Miscellaneous Consumer Services 0.2%
     14,000,000    CUC International Inc., 3%, 2/15/02 ............................................    16,205,000
                                                                                                     ------------
Durables 0.2%
Automobiles
      6,800,000    Magna International, Inc., 5%, 10/15/02 ........................................     8,967,500
                                                                                                     ------------
Manufacturing 0.1%
Diversified Manufacturing
      5,000,000    Thermo Electron Corp., 4.25%, 1/01/03 ..........................................     5,825,000
                                                                                                     ------------
Technology 0.2%
Electronic Components / Distributors 0.1%
      5,700,000    HMT Technology Corp., 5.75%, 1/15/04 ...........................................     5,400,750
                                                                                                     ------------
EDP Peripherals 0.1%
      5,500,000    Adaptec Inc., 4.75%, 2/01/04 ...................................................     6,215,000
                                                                                                     ------------
                   Total Convertible Bonds (Cost $226,034,527) ....................................   280,767,004
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS 1.6%
-----------------------------------------------------------------------------------------------------------------

Shares
---------------
Consumer Discretionary 0.8%
Department & Chain Stores
        956,200    K Mart 7.75% ...................................................................    55,937,700
                                                                                                     ------------
Financial 0.2%
Consumer Finance 0.1%
        129,000    Advanta Corp. 6.75% ............................................................     3,999,000
                                                                                                     ------------
Real Estate 0.1%
        321,500    Security Capital Industrial Trust "B", 7% ......................................     9,725,375
                                                                                                     ------------
Manufacturing 0.4%
Containers & Paper 0.1%
         50,200    International Paper Co. 5.25% ..................................................     2,836,300
                                                                                                     ------------
Industrial Specialty 0.2%
        652,400    Cooper Industries, Inc. 6% .....................................................    15,005,200
                                                                                                     ------------
Office Equipment / Supplies 0.1%
        102,800    Ikon Office Solutions, Inc., 5.04% .............................................     6,630,600
                                                                                                     ------------
Metals & Minerals 0.2%
Precious Metals
        500,000    Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ...............................    13,843,750
                                                                                                     ------------
                   Total Convertible Preferred Stocks (Cost $96,396,839) ..........................   107,977,925
                                                                                                     ------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Market
Shares                                                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 91.1%
-----------------------------------------------------------------------------------------------------------------

Consumer Discretionary 4.5%
Department & Chain Stores
        767,200    J.C. Penney Co., Inc. ..........................................................    44,689,400
        782,700    May Department Stores ..........................................................    42,657,150
        861,450    Mercantile Stores, Inc. ........................................................    54,217,509
      1,589,100    Rite Aid Corp. .................................................................    88,095,731
      1,257,200    Sears, Roebuck & Co. ...........................................................    71,581,825
                                                                                                     ------------
                                                                                                      301,241,615
                                                                                                     ------------
Consumer Staples 7.8%
Consumer Electronic & Photographic Products 1.7%
      1,656,000    Whirlpool Corp. ................................................................   109,813,500
                                                                                                     ------------
Food & Beverage 4.5%
        598,400    General Mills, Inc. ............................................................    41,252,200
      2,720,200    H.J. Heinz Co. .................................................................   125,639,237
        105,000    Unilever NV ....................................................................    22,412,944
        515,200    Unilever NV (New York shares) ..................................................   109,544,400
                                                                                                     ------------
                                                                                                      298,848,781
                                                                                                     ------------
Package Goods / Cosmetics 1.6%
      2,154,000    Kimberly-Clark Corp. ...........................................................   105,411,375
                                                                                                     ------------
Health 5.8%
Pharmaceuticals
        772,800    American Home Products Corp. ...................................................    56,414,400
      1,166,300    Baxter International Inc. ......................................................    60,939,175
      1,154,000    Bristol-Myers Squibb Co. .......................................................    95,493,500
      1,208,800    Schering-Plough Corp. ..........................................................    62,253,200
      1,322,600    SmithKline Beecham PLC (ADR) ...................................................    64,642,075
      1,446,900    Zeneca Group PLC ...............................................................    47,251,676
                                                                                                     ------------
                                                                                                      386,994,026
                                                                                                     ------------
Communications 7.2%
Telephone / Communications
      1,896,300    Alltel Corp. ...................................................................    65,422,350
      1,648,840    Bell Atlantic Corp. ............................................................   132,628,567
      1,424,000    BellSouth Corp. ................................................................    65,860,000
      1,976,900    Frontier Corp. .................................................................    45,468,700
      2,126,300    GTE Corp. ......................................................................    96,480,862
      1,164,600    Sprint Corp. ...................................................................    58,230,000
      2,036,000    Telecom Corp. of New Zealand ...................................................    10,330,556
                                                                                                     ------------
                                                                                                      474,421,035
                                                                                                     ------------
Financial 19.5%
Banks 10.2%
      1,215,500    Banc One Corp. .................................................................    67,840,094
        251,000    BankAmerica Corp. ..............................................................    18,401,437
        670,300    Bankers Trust New York Corp. ...................................................    82,111,750
      1,119,000    Chase Manhattan Corp. ..........................................................   132,042,000

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Market
Shares                                                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------

        983,800    CoreStates Financial Corp. .....................................................    65,115,262
        299,400    First Chicago NBD Corp. ........................................................    22,529,850
        755,100    First Union Corp. ..............................................................    37,802,194
        574,800    J.P. Morgan & Co., Inc. ........................................................    65,311,650
        980,200    KeyCorp ........................................................................    62,365,225
      1,098,600    NationsBank Corp. ..............................................................    67,975,875
        643,500    US Bancorp .....................................................................    62,097,750
                                                                                                     ------------
                                                                                                      683,593,087
                                                                                                     ------------
Insurance 3.8%
        979,100    EXEL Ltd. (ADR) ................................................................    58,317,644
      1,110,200    Lincoln National Corp. .........................................................    77,297,675
        754,300    Mid Ocean Limited ..............................................................    47,803,763
      1,248,400    Safeco Corp. ...................................................................    66,165,200
                                                                                                     ------------
                                                                                                      249,584,282
                                                                                                     ------------
Consumer Finance 0.9%
        381,200    SLM Holding Corp. ..............................................................    58,895,400
                                                                                                     ------------
Other Financial Companies 0.6%
        789,400    Federal National Mortgage Association ..........................................    37,101,800
                                                                                                     ------------
Real Estate 4.0%
        245,800    Avalon Properties, Inc. (REIT) .................................................     7,312,550
        386,200    Camden Property Trust (REIT) ...................................................    11,827,375
      2,004,900    General Growth Properties, Inc. (REIT) (d) .....................................    74,181,300
        409,800    Health Care Property Investment Inc. (REIT) ....................................    15,879,750
         31,100    Mark Centers Trust (REIT) ......................................................       293,506
        457,900    Meditrust SBI (REIT) ...........................................................    19,002,850
        680,800    Nationwide Health Properties Inc. (REIT) .......................................    16,381,750
         71,200    Post Properties Inc. (REIT) ....................................................     2,830,200
         17,398    Security Capital Group, Inc. (b) (c) ...........................................    24,843,660
      1,485,172    Security Capital Industrial Trust (REIT) .......................................    34,623,072
         88,318    Security Capital Industrial Trust Warrants (expire 9/1/98)* ....................       706,544
      2,688,521    Security Capital US Realty (REIT) ..............................................    40,058,963
        150,000    Spieker Properties, Inc. .......................................................     6,084,375
        102,100    Vornado Realty Trust (REIT) ....................................................     8,672,119
                                                                                                     ------------
                                                                                                      262,698,014
                                                                                                     ------------
Durables 6.4%
Aerospace 1.9%
        445,323    Lockheed Martin Corp. ..........................................................    47,482,565
      1,195,100    Rockwell International Corp. (New) .............................................    75,216,606
                                                                                                     ------------
                                                                                                      122,699,171
                                                                                                     ------------
Automobiles 3.7%
      1,609,000    Dana Corp. .....................................................................    79,444,375
        444,100    Eaton Corp. ....................................................................    41,023,737
      2,798,000    Ford Motor Co. .................................................................   126,609,500
                                                                                                     ------------
                                                                                                      247,077,612
                                                                                                     ------------
Construction / Agricultural Equipment 0.8%
        996,800    PACCAR, Inc. ...................................................................    55,820,800
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Market
Shares                                                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------

Manufacturing 18.1%
Chemicals 5.3%
        474,115    Akzo-Nobel NV ..................................................................    81,024,326
        518,300    Dow Chemical Co. ...............................................................    47,003,331
        328,100    E.I. du Pont de Nemours & Co. ..................................................    20,198,656
        945,000    Eastman Chemical Co. ...........................................................    58,590,000
      8,662,000    Imperial Chemical Industries PLC ...............................................   140,710,473
                                                                                                     ------------
                                                                                                      347,526,786
                                                                                                     ------------
Containers & Paper 0.7%
         49,581    Boise Cascade Corp. ............................................................     2,085,501
      1,200,000    Westvaco Corp. .................................................................    43,275,000
                                                                                                     ------------
                                                                                                       45,360,501
                                                                                                     ------------
Diversified Manufacturing 3.2%
      1,404,600    Olin Corp. .....................................................................    65,752,837
      2,654,000    TRW Inc. .......................................................................   145,638,250
                                                                                                     ------------
                                                                                                      211,391,087
                                                                                                     ------------
Electrical Products 3.8%
      1,863,400    Philips Electronics NV .........................................................   157,678,790
        428,300    Philips Electronics NV (New York shares) .......................................    35,977,200
      1,014,600    Thomas & Betts Corp. ...........................................................    55,422,525
                                                                                                     ------------
                                                                                                      249,078,515
                                                                                                     ------------
Machinery / Components / Controls 0.4%
        925,000    S.K.F. AB "B" (Free) ...........................................................    26,942,339
                                                                                                     ------------
Office Equipment / Supplies 2.7%
      2,152,900    Xerox Corp. ....................................................................   181,247,269
                                                                                                     ------------
Specialty Chemicals 2.0%
        204,800    ARCO Chemical Co. ..............................................................     9,318,400
        709,000    BetzDearborn Inc. ..............................................................    48,477,875
      1,649,900    Witco Corp. ....................................................................    75,276,688
                                                                                                     ------------
                                                                                                      133,072,963
                                                                                                     ------------
Technology 0.6%
Electronic Components / Distributors
        673,000    AMP Inc. .......................................................................    36,047,562
                                                                                                     ------------
Energy 8.6%
Oil Companies 8.0%
        494,800    Exxon Corp. ....................................................................    31,698,125
      1,254,000    Lyondell Petrochemical Co. .....................................................    32,839,125
        461,000    Pennzoil Co. ...................................................................    36,735,937
      1,058,800    Royal Dutch Petroleum Co. (New York shares) ....................................    58,763,400
        759,800    Societe Nationale Elf Aquitaine ................................................   101,417,646
      1,620,400    Texaco Inc. ....................................................................    99,553,325
        558,448    Total SA "B" ...................................................................    63,905,990
        569,496    Total SA (ADR) .................................................................    32,639,240
      1,844,200    YPF S.A. "D" (ADR) .............................................................    68,004,875
                                                                                                     ------------
                                                                                                      525,557,663
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Market
Shares                                                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------

Oil / Gas Transmission 0.6%
        899,000    Williams Cos., Inc. ............................................................    42,084,438
                                                                                                    -------------
Metals & Minerals 1.9%
Steel & Metals
      2,081,910    Allegheny Teledyne Inc. ........................................................    59,594,674
        579,010    Freeport McMoRan Copper & Gold, Inc. "A" .......................................    15,958,963
      1,879,100    J & L Specialty Steel, Inc. ....................................................    25,250,406
        297,500    Phelps Dodge Corp. .............................................................    23,093,438
                                                                                                    -------------
                                                                                                      123,897,481
                                                                                                    -------------
Construction 2.7%
Building Materials 0.4%
        774,955    Martin Marietta Materials, Inc. ................................................    27,898,380
                                                                                                    -------------
Forest Products 2.3%
        817,000    Georgia Pacific Corp. ..........................................................    85,274,375
        512,200    Louisiana-Pacific Corp. ........................................................    12,805,000
        851,600    Weyerhaeuser Co. ...............................................................    50,563,750
                                                                                                    -------------
                                                                                                      148,643,125
                                                                                                    -------------
Transportation 1.6%
Railroads
      1,032,900    CSX Corp. ......................................................................    60,424,650
        295,950    Canadian National Railway Co. ..................................................    15,383,063
        141,100    Norfolk Southern Corp. .........................................................    14,568,575
        241,900    Union Pacific Corp. ............................................................    15,148,988
                                                                                                    -------------
                                                                                                      105,525,276
                                                                                                    -------------
Utilities 6.4%
Electric Utilities
      1,241,200    CINergy Corp. ..................................................................    41,502,625
        261,200    CMS Energy Corp. ...............................................................     9,664,400
      1,819,120    Duke Energy Corp. ..............................................................    89,932,745
      1,054,200    Long Island Lighting Co. .......................................................    27,013,875
      1,080,200    PacifiCorp .....................................................................    24,169,475
      1,951,600    PG & E Corporation .............................................................    45,252,725
      5,986,000    PowerGen PLC ...................................................................    73,753,689
        670,603    PowerGen PLC (ADR) .............................................................    33,027,198
      2,176,300    Unicom Corp. ...................................................................    50,871,014
        952,800    Wisconsin Energy Corp. .........................................................    24,772,800
                                                                                                    -------------
                                                                                                      419,960,546
                                                                                                    -------------
                   Total Common Stocks (Cost $3,954,215,554) ...................................... 6,018,434,429
                                                                                                    -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $4,443,449,857) (a) ......................     99.5         6,573,981,871
                   Other Assets and Liabilities, Net .........................................      0.5            32,031,026
                                                                                                 ------        --------------
                   Net Assets ................................................................    100.0         6,606,012,897
                                                                                                 ======        ==============
-----------------------------------------------------------------------------------------------------------------------------

*     Non income producing security

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,440,901,206 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ....... $2,140,784,862

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......     (7,704,197)
                                                                 --------------

      Net unrealized appreciation .............................. $2,133,080,665
                                                                 ==============

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $56,012,726 (0.85% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1997 was $44,449,203. These securities may also have certain restrictions as to resale.

(c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at September 30, 1997 is as follows:

      Security                                   Acquisition Date       Cost ($)
      --------                                   ----------------       --------
      Security Capital Group, Inc.                      4/19/96       18,250,000
      Security Capital Group, Inc., 6.5%, 3/29/16       4/19/96       18,250,000

(d)   Affiliated Issuer (See Notes to Financial Statements)

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1997, aggregated $2,283,895,347 and $1,713,417,767, respectively.
--------------------------------------------------------------------------------

      Transactions in written call options on securities during the year ended September 30, 1997 were:


                                          Contracts        Premiums Received ($)
                                          ---------        ---------------------

      Outstanding at September 30, 1996       400               19,199

      Contracts written                        --                   --

      Contracts expired                      (400)             (19,199)

                                          --------------------------------------
      Outstanding at September 30, 1997            --            --
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

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--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 3.1%
-------------------------------------------------------------------------------------------------------------------------------

      1,179,000    Repurchase Agreement with State Street Bank and Trust Company dated 9/30/97 at 6% to be repurchased at $1,179,197 on 10/01/97, collateralized by a $1,150,000
                      U.S. Treasury Bond, 6.75%, 8/15/26 (Cost $1,179,000)                                            1,179,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY 0.2%
-------------------------------------------------------------------------------------------------------------------------------

         65,000    U.S. Treasury Bill, 5.12%, 10/02/97 (Cost $64,991)                                                    64,995
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.9%
-------------------------------------------------------------------------------------------------------------------------------

Shares
---------------
Consumer Discretionary 4.9%
Apparel & Shoes 0.1%
            100    Fruit of the Loom, Inc. "A"* ..............................................................            2,813
            100    Liz Claiborne Inc. ........................................................................            5,494
            200    Nike, Inc. "B" ............................................................................           10,600
          2,000    Stride Rite Corp. .........................................................................           27,125
                                                                                                                    -----------
                                                                                                                         46,032
                                                                                                                    -----------
Department & Chain Stores 4.1%
            600    CVS Corp. .................................................................................           34,115
            100    Charming Shoppes Inc.* ....................................................................              616
          1,500    Dayton Hudson Corp. .......................................................................           89,906
            100    Dillard's Inc. ............................................................................            4,381
            100    Federated Department Stores, Inc.* ........................................................            4,313
          1,200    Gap Inc. ..................................................................................           60,075
          3,000    Home Depot, Inc. ..........................................................................          156,365
          4,300    J.C. Penney Co., Inc. .....................................................................          250,475
            400    K mart Corp. ..............................................................................            5,600
          2,500    Limited Inc. ..............................................................................           61,094
            300    Longs Drug Stores, Inc. ...................................................................            8,006
            200    Lowe's Companies, Inc. ....................................................................            7,775
          2,100    May Department Stores .....................................................................          114,440
            100    Mercantile Stores, Inc. ...................................................................            6,294
            200    Nordstrom, Inc. ...........................................................................           12,750
            500    Costco Companies, Inc. ....................................................................           18,813
          1,100    Rite Aid Corp. ............................................................................           60,981
          2,900    Sears, Roebuck & Co. ......................................................................          165,119
            900    TJX Companies, Inc. (New) .................................................................           27,506
         11,300    Wal-Mart Stores Inc. ......................................................................          413,863
          2,700    Walgreen Co. ..............................................................................           69,188
            100    Woolworth Corp.* ..........................................................................            2,213
                                                                                                                    -----------
                                                                                                                      1,573,888
                                                                                                                    -----------
Home Furnishings 0.2%
            600    Newell Companies Inc. .....................................................................           24,000
          1,300    Rubbermaid, Inc. ..........................................................................           33,231

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            400    Tupperware Corp. ..........................................................................           11,250
                                                                                                                    -----------
                                                                                                                         68,481
                                                                                                                    -----------
Hotels & Casinos 0.1%
            200    HFS, Inc.* ................................................................................           14,888
            100    Harrah's Entertainment, Inc.* .............................................................            2,244
            300    Hilton Hotels Corp. .......................................................................           10,106
            100    ITT Corp.* ................................................................................            6,775
            100    Marriott International, Inc. ..............................................................            7,106
                                                                                                                    -----------
                                                                                                                         41,119
                                                                                                                    -----------
Recreational Products 0.2%
            700    Brunswick Corp. ...........................................................................           24,675
            250    Hasbro, Inc. ..............................................................................            7,031
          1,400    Mattel Inc. ...............................................................................           46,375
                                                                                                                    -----------
                                                                                                                         78,081
                                                                                                                    -----------
Restaurants 0.1%
            100    Darden Restaurants Inc. ...................................................................            1,156
            900    McDonald's Corp. ..........................................................................           42,863
            100    Wendy's International, Inc. ...............................................................            2,125
                                                                                                                    -----------
                                                                                                                         46,144
                                                                                                                    -----------
Specialty Retail 0.1%
            100    AutoZone, Inc.* ...........................................................................            3,000
            100    Circuit City Stores Inc. ..................................................................            4,031
            100    Pep Boys - Manny, Moe & Jack ..............................................................            2,725
            800    Tandy Corp. ...............................................................................           26,900
            100    Toys "R" Us Inc.* .........................................................................            3,550
                                                                                                                    -----------
                                                                                                                         40,206
                                                                                                                    -----------
Consumer Staples 8.6%
Alcohol 0.4%
          2,400    Anheuser-Busch Companies, Inc. ............................................................          108,290
            800    Seagram Co., Ltd. .........................................................................           28,200
                                                                                                                    -----------
                                                                                                                        136,490
                                                                                                                    -----------
Consumer Electronic & Photographic Products 0.4%
          1,300    Eastman Kodak Co. .........................................................................           84,419
          1,100    Maytag Corp. ..............................................................................           37,538
            500    Whirlpool Corp. ...........................................................................           33,156
                                                                                                                    -----------
                                                                                                                        155,113
                                                                                                                    -----------
Consumer Specialties 0.3%
            100    American Greeting Corp., "A" ..............................................................            3,688
          3,600    Jostens, Inc. .............................................................................           97,650
                                                                                                                    -----------
                                                                                                                        101,338
                                                                                                                    -----------
Farming 0.0%
            105    Archer-Daniels-Midland Co. ................................................................            2,513
            100    Pioneer Hi-Bred International, Inc. .......................................................            9,100
                                                                                                                    -----------
                                                                                                                         11,613
                                                                                                                    -----------
Food & Beverage 4.3%
            100    Albertson's Inc. ..........................................................................            3,488

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            200    American Stores Co. .......................................................................            4,875
            100    CPC International Inc. ....................................................................            9,263
          1,800    Campbell Soup Co. .........................................................................           88,200
          8,100    Coca-Cola Co., Inc. (b) ...................................................................          493,594
            600    ConAgra Inc. ..............................................................................           39,600
          1,700    General Mills, Inc. .......................................................................          117,194
            100    Giant Food, Inc. "A" ......................................................................            3,256
          2,300    H.J. Heinz Co. ............................................................................          106,231
            100    Hershey Foods Corp. .......................................................................            5,650
          1,700    Kellogg Co. ...............................................................................           71,613
            200    Kroger Co. ................................................................................            6,038
          7,400    PepsiCo, Inc. .............................................................................          300,163
          1,300    Quaker Oats Co. ...........................................................................           65,488
            200    Ralston Purina Group ......................................................................           17,700
            700    SUPERVALU, Inc. ...........................................................................           27,475
          1,000    Unilever NV (New York shares) .............................................................          212,625
            100    William Wrigley Jr. Co. ...................................................................            7,531
          1,700    Winn-Dixie Stores, Inc. ...................................................................           60,244
                                                                                                                    -----------
                                                                                                                      1,640,228
                                                                                                                    -----------
Package Goods / Cosmetics 3.0%
          1,200    Avon Products Inc. ........................................................................           74,400
            800    Clorox Co. ................................................................................           59,300
          2,100    Colgate-Palmolive Co. .....................................................................          146,334
          2,800    Gillette Co. ..............................................................................          241,675
          1,300    International Flavors & Fragrances, Inc. ..................................................           63,700
          1,400    Kimberly-Clark Corp. ......................................................................           68,513
          7,400    Procter & Gamble Co. ......................................................................          511,063
                                                                                                                    -----------
                                                                                                                      1,164,985
                                                                                                                    -----------
Textiles 0.2%
            200    Springs Industries, Inc. "A" ..............................................................           10,500
            600    VF Corporation ............................................................................           55,575
                                                                                                                    -----------
                                                                                                                         66,075
                                                                                                                    -----------
Health 10.3%
Biotechnology 0.2%
            100    Alza Corp. "A" ............................................................................            2,900
            200    Amgen Inc. ................................................................................            9,588
          1,000    Guidant Corp. .............................................................................           56,000
                                                                                                                    -----------
                                                                                                                         68,488
                                                                                                                    -----------
Health Industry Services 0.2%
          1,300    HEALTHSOUTH Corp. .........................................................................           34,694
            100    Humana, Inc.* .............................................................................            2,381
            200    Shared Medical Systems Corp. ..............................................................           10,575
            600    United Healthcare Corp. ...................................................................           30,000
                                                                                                                    -----------
                                                                                                                         77,650
                                                                                                                    -----------
Hospital Management 0.1%
            400    Columbia/HCA Healthcare Corp. .............................................................           11,500
            100    Manor Care, Inc. ..........................................................................            3,325

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            200    Tenet Healthcare Corp.* ...................................................................            5,825
                                                                                                                    -----------
                                                                                                                         20,650
                                                                                                                    -----------
Medical Supply & Specialty 0.7%
          1,500    Bausch & Lomb, Inc. .......................................................................           60,750
            200    Becton, Dickinson & Co. ...................................................................            9,575
            100    Biomet Inc. ...............................................................................            2,400
            900    Boston Scientific Corp.* ..................................................................           49,669
            700    C.R. Bard, Inc. ...........................................................................           23,756
            100    Mallinckrodt, Inc. ........................................................................            3,600
          2,400    Medtronic Inc. ............................................................................          112,800
            100    St. Jude Medical, Inc.* ...................................................................            3,506
            400    U.S. Surgical Corp. .......................................................................           11,675
                                                                                                                    -----------
                                                                                                                        277,731
                                                                                                                    -----------
Pharmaceuticals 9.1%
          4,400    Abbott Laboratories .......................................................................          281,325
            100    Allergan, Inc. ............................................................................            3,619
          3,800    American Home Products Corp. ..............................................................          277,400
          3,200    Baxter International Inc. .................................................................          167,200
          5,900    Bristol-Myers Squibb Co. ..................................................................          488,225
          3,100    Eli Lilly & Co. ...........................................................................          373,356
          4,300    Johnson & Johnson .........................................................................          247,788
          6,600    Merck & Co. Inc. ..........................................................................          659,588
          6,400    Pfizer, Inc. ..............................................................................          384,400
          3,700    Pharmacia & Upjohn, Inc. ..................................................................          135,050
          4,000    Schering-Plough Corp. .....................................................................          206,000
          1,800    Warner-Lambert Co. ........................................................................          242,888
                                                                                                                    -----------
                                                                                                                      3,466,839
                                                                                                                    -----------
Communications 5.8%
Cellular Telephone 0.0%
            100    AirTouch Communications, Inc.* ............................................................            3,544
                                                                                                                    -----------
Telephone / Communications 5.8%
          1,100    Alltel Corp. ..............................................................................           37,950
         10,100    American Telephone & Telegraph Co. ........................................................          447,556
          2,200    Ameritech Corp. ...........................................................................          146,300
          5,104    Bell Atlantic Corp. .......................................................................          410,553
          3,500    BellSouth Corp. ...........................................................................          161,875
          2,100    Frontier Corp. ............................................................................           48,300
          3,300    GTE Corp. .................................................................................          149,738
            100    MCI Communications Corp. ..................................................................            2,938
          3,419    SBC Communicatons, Inc. ...................................................................          209,841
            100    Sprint Corp. ..............................................................................            5,000
          9,900    US West Inc.* .............................................................................          381,150
          5,500    WorldCom, Inc.* ...........................................................................          194,563
                                                                                                                    -----------
                                                                                                                      2,195,764
                                                                                                                    -----------
Financial 14.0%
Banks 8.2%
          3,800    Banc One Corp. ............................................................................          212,088
          1,900    Bank of New York Co., Inc. ................................................................           91,200

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

          3,300    BankAmerica Corp. .........................................................................          241,931
          1,000    BankBoston Corp. ..........................................................................           88,438
            900    Barnett Banks, Inc. .......................................................................           63,675
          2,500    Chase Manhattan Corp. .....................................................................          295,000
          2,300    Citicorp ..................................................................................          308,056
            500    Comerica Inc. .............................................................................           39,469
          2,200    CoreStates Financial Corp. ................................................................          145,613
            150    Fifth Third Bancorp. ......................................................................            9,806
          1,500    First Chicago NBD Corp. ...................................................................          112,875
          3,100    First Union Corp. .........................................................................          155,194
          1,800    Fleet Financial Group, Inc. ...............................................................          118,013
            100    H.F. Ahmanson & Co. .......................................................................            5,681
          1,400    J.P. Morgan & Co., Inc. ...................................................................          159,075
          1,500    KeyCorp ...................................................................................           95,438
          2,300    MBNA Corp. ................................................................................           93,150
          2,600    Mellon Bank Corp. .........................................................................          142,350
          1,900    National City Corp. .......................................................................          116,969
          2,700    NationsBank Corp. .........................................................................          167,063
          1,400    Norwest Corp. .............................................................................           85,750
          3,100    PNC Bank Corp. ............................................................................          151,319
            100    SunTrust Banks, Inc. ......................................................................            6,794
            902    US Bancorp ................................................................................           87,043
            900    Wachovia Corp. ............................................................................           64,800
            460    Washington Mutual, Inc. ...................................................................           32,085
            100    Wells Fargo & Co. .........................................................................           27,500
                                                                                                                    -----------
                                                                                                                      3,116,375
                                                                                                                    -----------
Insurance 3.1%
            100    Aetna Inc. ................................................................................            8,144
          1,600    Allstate Corp. ............................................................................          128,600
          1,900    American General Corp. ....................................................................           98,563
          2,300    American International Group, Inc. ........................................................          237,331
          1,550    Aon Corp. .................................................................................           81,956
            200    Chubb Corp. ...............................................................................           14,213
            300    Cigna Corp. ...............................................................................           55,875
            800    Conseco Inc. ..............................................................................           39,050
            100    General Re Corp. ..........................................................................           19,850
            200    Hartford Financial Services Group Inc. ....................................................           17,213
            200    Jefferson Pilot Corp. .....................................................................           15,800
          1,000    Lincoln National Corp. ....................................................................           69,625
            200    MGIC Investment Corp. .....................................................................           11,463
          2,400    Marsh & McLennan Companies, Inc. ..........................................................          183,900
          1,200    Providian Financial Corp. .................................................................           47,625
            800    Safeco Corp. ..............................................................................           42,400
            600    St. Paul Companies, Inc. ..................................................................           48,938
            450    SunAmerica, Inc. ..........................................................................           17,634
            200    Torchmark Corp. ...........................................................................            7,850
            100    Transamerica Corp. ........................................................................            9,950
            200    UNUM Corp. ................................................................................            9,125

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            100    USF&G Corp. ...............................................................................            2,294
                                                                                                                    -----------
                                                                                                                      1,167,399
                                                                                                                    -----------
Consumer Finance 0.1%
            600    Beneficial Corp. ..........................................................................           45,713
                                                                                                                    -----------
Other Financial Companies 2.6%
          2,600    American Express Credit Corp. .............................................................          212,875
          2,600    Federal Home Loan Mortgage Corp. ..........................................................           91,650
          5,300    Federal National Mortgage Association .....................................................          249,100
            100    Green Tree Financial Corp. ................................................................            4,700
            400    Household International, Inc. .............................................................           45,275
          2,895    Morgan Stanley, Dean Witter Discover Co. ..................................................          156,511
            100    Salomon Inc. ..............................................................................            7,519
          3,400    Travelers Group, Inc. .....................................................................          232,050
                                                                                                                    -----------
                                                                                                                        999,680
                                                                                                                    -----------
Media 1.5%
Advertising 0.0%
            150    Interpublic Group of Companies Inc. .......................................................            7,697
                                                                                                                    -----------
Broadcasting & Entertainment 1.0%
            100    Clear Channel Communications, Inc.* .......................................................            6,488
          2,700    Time Warner Inc. ..........................................................................          146,306
            100    U.S. West Media Group .....................................................................            2,231
            100    Viacom Inc. "B"* ..........................................................................            3,163
          3,000    Walt Disney Co. ...........................................................................          241,875
                                                                                                                    -----------
                                                                                                                        400,063
                                                                                                                    -----------
Cable Television 0.2%
          1,400    Comcast Corp. "A" .........................................................................           36,050
          1,527    Tele-Communications Inc. "A" (New)* .......................................................           31,304
                                                                                                                    -----------
                                                                                                                         67,354
                                                                                                                    -----------
Print Media 0.3%
            600    Gannett Co., Inc. .........................................................................           64,763
            100    Harcourt General, Inc. ....................................................................            4,956
            200    Knight-Ridder, Inc. .......................................................................           10,925
            100    New York Times Co. "A" ....................................................................            5,250
            100    Times Mirror Co. "A" ......................................................................            5,494
            300    Tribune Co. ...............................................................................           15,994
                                                                                                                    -----------
                                                                                                                        107,382
                                                                                                                    -----------
Service Industries 3.0%
EDP Services 0.1%
            300    Automatic Data Processing, Inc. ...........................................................           15,000
            600    First Data Corp. ..........................................................................           22,538
            500    NextLevel Systems, Inc. ...................................................................            8,375
                                                                                                                    -----------
                                                                                                                         45,913
                                                                                                                    -----------
Environmental Services 0.6%
          2,100    Browning Ferris Industries ................................................................           79,931
          4,000    Waste Management Inc. .....................................................................          139,750
                                                                                                                    -----------
                                                                                                                        219,681
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Investment 0.5%
          1,050    Charles Schwab Corp. ......................................................................           37,538
          1,900    Merrill Lynch & Co., Inc. .................................................................          140,956
                                                                                                                    -----------
                                                                                                                        178,494
                                                                                                                    -----------
Miscellaneous Commercial Services 0.0%
            100    Cognizant Corp. ...........................................................................            4,075
            100    Ecolab, Inc. ..............................................................................            4,856
            100    Safety-Kleen Corp. ........................................................................            2,394
            100    Sysco Corp. ...............................................................................            3,694
                                                                                                                    -----------
                                                                                                                         15,019
                                                                                                                    -----------
Miscellaneous Consumer Services 0.1%
            300    CUC International Inc. ....................................................................            9,300
            800    H & R Block Inc. ..........................................................................           30,900
            100    Service Corp. International ...............................................................            3,219
                                                                                                                    -----------
                                                                                                                         43,419
                                                                                                                    -----------
Printing / Publishing 1.7%
          5,100    Deluxe Corp. ..............................................................................          171,169
            300    Dow Jones & Co., Inc. .....................................................................           14,025
          7,500    Dun & Bradstreet Corp. ....................................................................          212,813
            400    Equifax Inc. ..............................................................................           12,575
            500    John H. Harland Co. .......................................................................           11,531
          1,600    McGraw-Hill Inc. ..........................................................................          108,300
          3,300    Moore Corp., Ltd. .........................................................................           62,700
          1,100    R.R. Donnelley & Sons Co. .................................................................           39,256
                                                                                                                    -----------
                                                                                                                        632,369
                                                                                                                    -----------
Durables 5.9%
Aerospace 1.5%
          2,000    AlliedSignal Inc. .........................................................................           85,000
          4,150    Boeing Co. ................................................................................          225,916
            700    Lockheed Martin Corp. .....................................................................           74,638
            300    Northrop Grumman Corp. ....................................................................           36,413
            800    Rockwell International Corp. ..............................................................           50,350
          1,100    United Technologies Corp. .................................................................           89,100
                                                                                                                    -----------
                                                                                                                        561,417
                                                                                                                    -----------
Automobiles 2.5%
          5,500    Chrysler Corp. ............................................................................          202,469
            200    Cummins Engine Co., Inc. ..................................................................           15,613
            600    Dana Corp. ................................................................................           29,625
            400    Eaton Corp. ...............................................................................           36,950
            100    Echlin, Inc. ..............................................................................            3,506
          7,900    Ford Motor Co. ............................................................................          357,475
          3,700    General Motors Corp. ......................................................................          247,669
          2,100    Genuine Parts Co. .........................................................................           64,706
            100    Navistar International Corp.* .............................................................            2,763
                                                                                                                    -----------
                                                                                                                        960,776
                                                                                                                    -----------
Construction / Agricultural Equipment 0.5%
            100    Case Corp. ................................................................................            6,663

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

          2,400    Caterpillar Inc. ..........................................................................          129,450
          1,300    Deere & Co. ...............................................................................           69,875
                                                                                                                    -----------
                                                                                                                        205,988
                                                                                                                    -----------
Leasing Companies 0.0%
            100    Ryder System, Inc. ........................................................................            3,594
                                                                                                                    -----------
Telecommunications Equipment 1.3%
            250    Andrew Corp. ..............................................................................            6,547
            500    DSC Communications Corp.* .................................................................           13,469
          3,200    Lucent Technologies Inc. ..................................................................          260,400
          1,700    Northern Telecom Ltd. .....................................................................          176,694
            100    Scientific-Atlanta, Inc. ..................................................................            2,263
          1,000    Tellabs, Inc.* ............................................................................           51,500
                                                                                                                    -----------
                                                                                                                        510,873
                                                                                                                    -----------
Tires 0.1%
            100    Cooper Tire & Rubber Co. ..................................................................            2,656
            600    Goodyear Tire & Rubber Co. ................................................................           41,250
                                                                                                                    -----------
                                                                                                                         43,906
                                                                                                                    -----------
Manufacturing 10.4%
Chemicals 2.4%
            200    B.F. Goodrich Co., Inc. ...................................................................            9,050
          2,700    Dow Chemical Co. ..........................................................................          244,856
          6,300    E.I. du Pont de Nemours & Co. .............................................................          387,844
            800    Eastman Chemical Co. ......................................................................           49,600
            100    Engelhard Corp. ...........................................................................            2,156
            100    Great Lakes Chemicals Corp. ...............................................................            4,931
            500    Hercules, Inc. ............................................................................           24,875
          3,000    Monsanto Co. ..............................................................................          117,000
            400    Morton International, Inc. ................................................................           14,200
            100    Praxair Inc. ..............................................................................            5,119
            400    Rohm & Haas Co. ...........................................................................           38,375
            100    Sigma-Aldrich Corp. .......................................................................            3,294
            100    Union Carbide Corp. .......................................................................            4,869
            100    W.R. Grace & Co. (New) ....................................................................            7,363
                                                                                                                    -----------
                                                                                                                        913,532
                                                                                                                    -----------
Containers & Paper 0.5%
            100    Champion International Corp. ..............................................................            6,094
            300    Crown Cork & Seal Co. Inc. ................................................................           13,838
            300    Fort James Corp. ..........................................................................           13,744
          1,400    International Paper Co. ...................................................................           77,088
            200    Stone Container Corp. .....................................................................            3,113
            100    Temple-Inland, Inc. .......................................................................            6,400
            900    Union Camp Corp. ..........................................................................           55,519
            400    Westvaco Corp. ............................................................................           14,425
                                                                                                                    -----------
                                                                                                                        190,221
                                                                                                                    -----------
Diversified Manufacturing 5.1%
            200    Aeroquip-Vickers Inc. .....................................................................            9,800
          1,200    Cooper Industries, Inc. ...................................................................           64,875

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            300    Dover Corp. ...............................................................................           20,363
          1,500    Dresser Industries Inc. ...................................................................           64,500
         18,000    General Electric Co. ......................................................................        1,225,125
            600    Honeywell, Inc. ...........................................................................           40,313
            100    ITT Industries Inc. .......................................................................            3,319
          2,000    Minnesota Mining & Manufacturing Co. ......................................................          185,000
            500    National Service Industries, Inc. .........................................................           21,969
            100    TRW Inc. ..................................................................................            5,488
          1,100    Tenneco, Inc. .............................................................................           52,663
            700    Textron, Inc. .............................................................................           45,500
            100    Thermo Electron Corp. .....................................................................            4,000
          1,500    Tyco International Ltd. (New) .............................................................          123,094
          3,000    Westinghouse Electric Corp. ...............................................................           81,188
            100    Whitman Corp. .............................................................................            2,725
                                                                                                                    -----------
                                                                                                                      1,949,922
                                                                                                                    -----------
Electrical Products 0.5%
          2,600    Emerson Electric Co. ......................................................................          149,825
            100    Raychem Corp. .............................................................................            8,450
            400    Thomas & Betts Corp. ......................................................................           21,850
                                                                                                                    -----------
                                                                                                                        180,125
                                                                                                                    -----------
Hand Tools 0.2%
            100    Black & Decker Corp. ......................................................................            3,725
            100    Briggs & Stratton Corp. ...................................................................            4,944
            300    Snap-On, Inc. .............................................................................           13,819
            900    Stanley Works .............................................................................           38,700
                                                                                                                    -----------
                                                                                                                         61,188
                                                                                                                    -----------
Industrial Specialty 0.5%
            500    Avery Dennison Corp. ......................................................................           20,000
          1,400    Corning Inc. ..............................................................................           66,150
          1,000    PPG Industries, Inc. ......................................................................           62,688
          1,200    Pall Corp. ................................................................................           25,875
            200    Sherwin-Williams Co. ......................................................................            5,888
                                                                                                                    -----------
                                                                                                                        180,601
                                                                                                                    -----------
Machinery / Components / Controls 0.3%
            500    General Signal Corp. ......................................................................           21,625
            100    Harnischfeger Industries, Inc. ............................................................            4,275
            800    Illinois Tool Works Inc. ..................................................................           40,000
            450    Ingersoll-Rand Co. ........................................................................           19,378
            600    Parker-Hannifin Group .....................................................................           27,000
            400    Timken Co. ................................................................................           16,025
                                                                                                                    -----------
                                                                                                                        128,303
                                                                                                                    -----------
Office Equipment / Supplies 0.7%
          1,300    Pitney Bowes, Inc. ........................................................................          108,144
          1,800    Xerox Corp. ...............................................................................          151,538
                                                                                                                    -----------
                                                                                                                        259,682
                                                                                                                    -----------
Specialty Chemicals 0.2%
            500    Air Products & Chemicals, Inc. ............................................................           41,469

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            900    Nalco Chemical Co. ........................................................................           36,056
                                                                                                                    -----------
                                                                                                                         77,525
                                                                                                                    -----------
Technology 12.2%
Computer Software 3.2%
            400    Adobe Systems Inc. ........................................................................           20,150
            300    Autodesk, Inc. ............................................................................           13,613
            900    Bay Networks Inc.* ........................................................................           34,763
          1,800    Computer Associates International, Inc. ...................................................          129,263
          6,300    Microsoft Corp.* ..........................................................................          833,569
          4,500    Oracle Systems Corp. ......................................................................          163,969
            200    Parametric Technology Corp.* ..............................................................            8,825
                                                                                                                    -----------
                                                                                                                      1,204,152
                                                                                                                    -----------
Diverse Electronic Products 0.9%
          1,300    Applied Materials, Inc. ...................................................................          123,825
            200    Harris Corp. ..............................................................................            9,150
          3,100    Motorola Inc. .............................................................................          222,813
                                                                                                                    -----------
                                                                                                                        355,788
                                                                                                                    -----------
EDP Peripherals 0.2%
          1,200    EMC Corp. .................................................................................           70,050
            200    Seagate Technology, Inc.* .................................................................            7,225
                                                                                                                    -----------
                                                                                                                         77,275
                                                                                                                    -----------
Electronic Components / Distributors 0.2%
          1,600    AMP Inc. ..................................................................................           85,700
                                                                                                                    -----------
Electronic Data Processing 3.9%
            100    Apple Computer, Inc.* .....................................................................            2,169
            100    Ceridian Corp.* ...........................................................................            3,700
          4,015    Compaq Computer Corp. .....................................................................          300,121
            100    Data General Corp.* .......................................................................            2,663
          2,000    Dell Computer Corp. .......................................................................          193,750
            400    Digital Equipment Corp.* ..................................................................           17,325
          5,000    Hewlett-Packard Co. .......................................................................          347,813
          5,100    International Business Machines Corp. .....................................................          540,281
            300    Silicon Graphics Inc.* ....................................................................            7,875
          1,300    Sun Microsystems, Inc.* ...................................................................           60,856
            100    Unisys Corp.* .............................................................................            1,531
                                                                                                                    -----------
                                                                                                                      1,478,084
                                                                                                                    -----------
Military Electronics 0.2%
            100    Computer Sciences Corp.* ..................................................................            7,075
          1,400    EG&G, Inc. ................................................................................           28,963
            100    General Dynamics Corp. ....................................................................            8,713
            300    Raytheon Co. ..............................................................................           17,738
                                                                                                                    -----------
                                                                                                                         62,489
                                                                                                                    -----------
Office / Plant Automation 0.9%
          1,800    3Com Corp.* ...............................................................................           92,250
            400    Cabletron Systems Inc.* ...................................................................           12,800
          3,300    Cisco Systems, Inc.* ......................................................................          241,106

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            300    Novell Inc.* ..............................................................................            2,691
                                                                                                                    -----------
                                                                                                                        348,847
                                                                                                                    -----------
Precision Instruments 0.0%
            200    Perkin-Elmer Corp. ........................................................................           14,613
                                                                                                                    -----------
Semiconductors 2.7%
            300    Advanced Micro Devices Inc.* ..............................................................            9,769
             25    General Semiconductor, Inc. ...............................................................              322
          8,400    Intel Corp. ...............................................................................          775,425
            800    LSI Logic Corp.* ..........................................................................           25,700
          1,200    Micron Technology Inc. ....................................................................           41,625
            600    National Semiconductor Corp.* .............................................................           24,600
          1,200    Texas Instruments Inc. ....................................................................          162,150
                                                                                                                    -----------
                                                                                                                      1,039,591
                                                                                                                    -----------
Energy 8.9%
Engineering 0.0%
            100    Fluor Corp. ...............................................................................            5,363
            100    Foster Wheeler Corp. ......................................................................            4,394
                                                                                                                    -----------
                                                                                                                          9,757
                                                                                                                    -----------
Oil & Gas Production 0.4%
            100    Burlington Resources, Inc. ................................................................            5,131
            100    Coastal Corp. .............................................................................            6,125
            149    Enserch Exploration Partners Ltd.* ........................................................            1,341
            200    Kerr-McGee Corp. ..........................................................................           13,763
             44    Monterey Resources, Inc. ..................................................................              924
          4,500    Occidental Petroleum Corp. ................................................................          116,719
            100    Oryx Energy Co. ...........................................................................            2,544
            100    Santa Fe Energy Resources, Inc. ...........................................................            1,250
            100    Union Pacific Resources Group .............................................................            2,619
                                                                                                                    -----------
                                                                                                                        150,416
                                                                                                                    -----------
Oil Companies 7.4%
            100    Amerada Hess Corp. ........................................................................            6,169
          3,100    Amoco Corp. ...............................................................................          298,763
            100    Ashland Inc. ..............................................................................            5,438
          3,200    Atlantic Richfield Co. ....................................................................          273,400
          3,300    Chevron Corp. .............................................................................          274,519
         12,900    Exxon Corp. ...............................................................................          826,406
          3,600    Mobil Corp. ...............................................................................          266,400
          1,400    Phillips Petroleum Co. ....................................................................           72,275
         10,400    Royal Dutch Petroleum Co. (New York shares) ...............................................          577,200
            400    Sun Co., Inc. .............................................................................           17,525
          3,200    Texaco Inc. ...............................................................................          196,600
            400    USX Marathon Group ........................................................................           14,875
            100    Unocal Corp. ..............................................................................            4,325
                                                                                                                    -----------
                                                                                                                      2,833,895
                                                                                                                    -----------
Oil / Gas Transmission 0.1%
            200    Enron Corp. ...............................................................................            7,700
            100    Sonat, Inc. ...............................................................................            5,088

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            100    Williams Cos., Inc. .......................................................................            4,681
                                                                                                                    -----------
                                                                                                                         17,469
                                                                                                                    -----------
Oilfield Services / Equipment 1.0%
            800    Baker Hughes, Inc. ........................................................................           35,000
          1,600    Halliburton Co. ...........................................................................           83,200
            300    Rowan Companies, Inc. .....................................................................           10,688
          2,800    Schlumberger Ltd. .........................................................................          235,725
                                                                                                                    -----------
                                                                                                                        364,613
                                                                                                                    -----------
Metals & Minerals 0.9%
Precious Metals 0.3%
            100    Barrick Gold Corp. ........................................................................            2,475
            100    Battle Mountain Gold Co. "A" ..............................................................              719
            100    Echo Bay Mines, Ltd. ......................................................................              569
          3,100    Freeport McMoRan Copper & Gold, Inc. "B" ..................................................           89,319
            100    Homestake Mining Co. ......................................................................            1,531
            143    Newmont Mining Corp. ......................................................................            6,426
            100    Placer Dome Inc. ..........................................................................            1,913
                                                                                                                    -----------
                                                                                                                        102,952
                                                                                                                    -----------
Steel & Metals 0.6%
            100    Alcan Aluminium Ltd. ......................................................................            3,475
          1,500    Allegheny Teledyne Inc. ...................................................................           42,938
            400    Aluminum Co. of America ...................................................................           32,800
            100    Asarco, Inc. ..............................................................................            3,200
            100    Bethlehem Steel Corp. .....................................................................            1,031
            900    Cyprus Amax Minerals Co. ..................................................................           21,600
            100    Inco Ltd. .................................................................................            2,506
            100    Nucor Corp. ...............................................................................            5,269
            200    Phelps Dodge Corp. ........................................................................           15,525
            800    Reynolds Metals Co. .......................................................................           56,650
            600    USX-US Steel Group, Inc. ..................................................................           20,850
          1,000    Worthington Industries, Inc. ..............................................................           20,250
                                                                                                                    -----------
                                                                                                                        226,094
                                                                                                                    -----------
Construction 0.7%
Building Products 0.2%
            400    Armstrong World Industries, Inc. ..........................................................           26,825
          1,000    Masco Corp. ...............................................................................           45,813
                                                                                                                    -----------
                                                                                                                         72,638
                                                                                                                    -----------
Forest Products 0.5%
            400    Georgia Pacific Corp. .....................................................................           41,750
            100    Louisiana-Pacific Corp. ...................................................................            2,500
            800    Potlatch Corp. ............................................................................           40,250
          1,500    Weyerhaeuser Co. ..........................................................................           89,063
                                                                                                                    -----------
                                                                                                                        173,563
                                                                                                                    -----------
Homebuilding 0.0%
            200    Kaufman & Broad Home Corp. ................................................................            4,338
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Transportation 0.9%
Air Freight 0.0%
            100    Federal Express Corp.* ....................................................................            8,000
                                                                                                                    -----------
Airlines 0.1%
            100    AMR Corp.* ................................................................................           11,069
            100    Delta Air Lines, Inc. .....................................................................            9,419
            100    Southwest Airlines Co. ....................................................................            3,194
            400    US Airways Group, Inc.* ...................................................................           16,550
                                                                                                                    -----------
                                                                                                                         40,232
                                                                                                                    -----------
Railroads 0.8%
            200    Burlington Northern Santa Fe ..............................................................           19,325
          1,000    CSX Corp. .................................................................................           58,500
            900    Norfolk Southern Corp. ....................................................................           92,925
          1,900    Union Pacific Corp. .......................................................................          118,988
                                                                                                                    -----------
                                                                                                                        289,738
                                                                                                                    -----------
Trucking 0.0%
            200    Caliber System, Inc. ......................................................................           10,850
                                                                                                                    -----------
Miscellaneous 0.0%
            400    Laidlaw, Inc. .............................................................................            5,990
                                                                                                                    -----------
Utilities 4.9%
Electric Utilities 4.4%
            300    American Electric Power Co. ...............................................................           13,650
            100    Baltimore Gas & Electric Co. ..............................................................            2,775
            100    CINergy Corp. .............................................................................            3,344
            100    Carolina Power & Light Co. ................................................................            3,594
         12,400    Central & South West Corp. ................................................................          275,125
          3,700    Consolidated Edison Co. of New York, Inc. .................................................          125,800
          3,400    DTE Energy Co. ............................................................................          103,488
          2,700    Dominion Resources Inc. ...................................................................          102,263
            204    Duke Energy Corp. .........................................................................           10,085
            100    Edison International ......................................................................            2,525
          1,400    Entergy Corp. .............................................................................           36,488
            100    FPL Group, Inc. ...........................................................................            5,125
            100    GPU, Inc. .................................................................................            3,588
          6,012    Houston Industries Inc. ...................................................................          130,761
            100    Niagara Mohawk Power Corp. ................................................................              956
            200    Northern States Power Co. .................................................................            9,950
          1,100    Ohio Edison Co. ...........................................................................           25,781
          9,500    PP&L Resources, Inc. ......................................................................          207,813
            100    PacifiCorp ................................................................................            2,238
            100    PG & E Corporation ........................................................................            2,319
         11,300    Peco Energy Co. ...........................................................................          264,844
          9,000    Public Service Enterprise Group ...........................................................          231,750
          2,000    Southern Company ..........................................................................           45,125
            222    Texas Utilities Co., Inc. .................................................................            7,992
          1,600    Unicom Corp. ..............................................................................           37,400
            700    Union Electric Co. ........................................................................           26,906
                                                                                                                    -----------
                                                                                                                      1,681,685
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Natural Gas Distribution 0.5%
            200    Consolidated Natural Gas Corp. ............................................................           11,638
          1,300    Eastern Enterprises .......................................................................           48,506
            100    NICOR, Inc. ...............................................................................            3,750
            100    ONEOK Inc. ................................................................................            3,263
          1,900    Pacific Enterprises .......................................................................           64,363
          1,600    Peoples Energy Corp. ......................................................................           60,300
                                                                                                                        191,820
                                                                                                                    -----------
                   Total Common Stocks (Cost $31,668,935) ....................................................       35,405,259
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $32,912,926) (a)                               96.2             36,649,254
                   Other Assets and Liabilities, Net                                                3.8              1,435,819
                                                                                                 ------            -----------
                   Net Assets                                                                     100.0             38,085,073
                                                                                                 ======            ===========
-------------------------------------------------------------------------------------------------------------------------------

*     Non income producing security.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $32,933,269 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......... $ 3,825,138

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ..........    (109,153)
                                                                    -----------

      Net unrealized appreciation ................................. $ 3,715,985
                                                                    ============

(b) At September 30, 1997, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.


      At September 30, 1997, open futures contracts purchased were as follows:

                                                        Aggregate       Market
      Futures             Expiration     Contracts    Face Value ($)   Value ($)
                          ----------     ---------    --------------   ---------

      S&P 500 Index ... December, 1997       5          2,377,911      2,387,250
                                                                       ---------

      Total net unrealized appreciation on open futures contracts
      purchased ...................................................        9,339
                                                                       =========

      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1997 was $6,641,537 and $4,263,626, respectively.

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the period February 1, 1997 (commencement of operations) through September 30, 1997, aggregated $33,666,582 and $2,094,504, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 4.7%
-------------------------------------------------------------------------------------------------------------------------------

     57,322,000    Repurchase Agreement with Salomon Brothers dated 9/30/97 at 6.125%
                      to be repurchased at $57,331,753 on 10/01/97, collateralized by a $44,975,000
                      U.S. Treasury Bond, 8.75%, 5/15/20 (Cost $57,322,000) ..................................       57,322,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 95.2%
-------------------------------------------------------------------------------------------------------------------------------

Shares
---------------
Consumer Discretionary 9.0%
Apparel & Shoes 1.2%
        270,000    Nike, Inc. "B" ............................................................................       14,310,000
                                                                                                                    -----------
Department & Chain Stores 5.7%
        320,000    Gap Inc. ..................................................................................       16,020,000
        540,000    Home Depot, Inc. ..........................................................................       28,147,500
        360,000    Costco Companies, Inc. ....................................................................       13,545,000
        500,000    Walgreen Co. ..............................................................................       12,812,500
                                                                                                                    -----------
                                                                                                                     70,525,000
                                                                                                                    -----------
Hotels & Casinos 1.0%
        400,000    Mirage Resorts Inc.* ......................................................................       12,050,000
                                                                                                                    -----------
Specialty Retail 1.1%
        320,000    Tiffany & Co. .............................................................................       13,600,000
                                                                                                                    -----------
Consumer Staples 3.6%
Alcohol 1.2%
        330,000    Anheuser-Busch Companies, Inc. ............................................................       14,891,250
                                                                                                                    -----------
Food & Beverage 1.1%
        300,000    H.J. Heinz Co. ............................................................................       13,856,250
                                                                                                                    -----------
Package Goods / Cosmetics 1.3%
        230,000    Procter & Gamble Co. ......................................................................       15,884,375
                                                                                                                    -----------
Health 8.8%
Medical Supply & Specialty 1.2%
        308,000    Becton, Dickinson & Co. ...................................................................       14,745,500
                                                                                                                    -----------
Pharmaceuticals 7.6%
        140,000    American Home Products Corp. ..............................................................       10,220,000
        180,000    Johnson & Johnson .........................................................................       10,372,500
        100,000    Merck & Co. Inc. ..........................................................................        9,993,750
        197,100    Novartis AG (ADR) .........................................................................       15,176,700
        278,000    Pfizer, Inc. ..............................................................................       16,697,375
        200,000    Schering-Plough Corp. .....................................................................       10,300,000
        150,000    Warner-Lambert Co. ........................................................................       20,240,625
                                                                                                                    -----------
                                                                                                                     93,000,950
                                                                                                                    -----------
Financial 20.1%
Banks 4.5%
        350,600    BankAmerica Corp. .........................................................................       25,703,363
        155,000    Citicorp ..................................................................................       20,760,313
         80,000    J.P. Morgan & Co., Inc. ...................................................................        9,090,000
                                                                                                                    -----------
                                                                                                                     55,553,676
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Insurance 8.3%
        270,000    American International Group, Inc. ........................................................       27,860,625
        375,000    Conseco Inc. ..............................................................................       18,304,688
        520,000    EXEL, Ltd. (ADR) ..........................................................................       30,972,500
        331,100    Hartford Life, Inc. "A" ...................................................................       12,726,656
         96,000    MBIA Inc. .................................................................................       12,042,000
                                                                                                                    -----------
                                                                                                                    101,906,469
                                                                                                                    -----------
Consumer Finance 1.5%
        301,700    Associates First Capital Corp. ............................................................       18,780,825
                                                                                                                    -----------
Other Financial Companies 5.8%
        409,900    American Express Credit Corp. .............................................................       33,560,563
        410,000    Federal National Mortgage Association .....................................................       19,270,000
        270,000    Travelers Group, Inc. .....................................................................       18,427,500
                                                                                                                    -----------
                                                                                                                     71,258,063
                                                                                                                    -----------
Media 2.2%
Advertising 1.2%
        200,000    Omnicom Group, Inc. .......................................................................       14,550,000
                                                                                                                    -----------
Cable Television 1.0%
        420,000    Tele-Comm Liberty Media Group "A"* ........................................................       12,573,750
                                                                                                                    -----------
Service Industries 4.6%
Investment 3.7%
        294,500    Franklin Resources Inc. ...................................................................       27,425,313
        240,000    Merrill Lynch & Co., Inc. .................................................................       17,805,000
                                                                                                                    -----------
                                                                                                                     45,230,313
                                                                                                                    -----------
Miscellaneous Commercial Services 0.9%
        291,000    Manpower, Inc. ............................................................................       11,494,500
                                                                                                                    -----------
Durables 3.7%
Aerospace 2.7%
        235,000    Rockwell International Corp. (New) ........................................................       14,790,313
        230,000    United Technologies Corp. .................................................................       18,630,000
                                                                                                                    -----------
                                                                                                                     33,420,313
                                                                                                                    -----------
Telecommunications Equipment 1.0%
        365,000    Ascend Communications, Inc.* ..............................................................       11,816,875
                                                                                                                    -----------
Manufacturing 11.9%
Chemicals 3.0%
        280,000    E.I. du Pont de Nemours & Co. .............................................................       17,237,500
        195,700    Praxair Inc. ..............................................................................       10,017,394
        290,000    Sigma-Aldrich Corp. .......................................................................        9,551,875
                                                                                                                    -----------
                                                                                                                     36,806,769
                                                                                                                    -----------
Diversified Manufacturing 4.5%
        325,000    Dresser Industries Inc. ...................................................................       13,975,000
        190,000    General Electric Co. ......................................................................       12,931,875
        240,000    TRW Inc. ..................................................................................       13,170,000
        240,000    Textron, Inc. .............................................................................       15,600,000
                                                                                                                    -----------
                                                                                                                     55,676,875
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Electrical Products 1.6%
         75,000    ABB AB (ADR) ..............................................................................       10,612,500
        166,000    Emerson Electric Co. ......................................................................        9,565,750
                                                                                                                    -----------
                                                                                                                     20,178,250
                                                                                                                    -----------
Machinery / Components / Controls 2.8%
        300,000    Ingersoll-Rand Co. ........................................................................       12,918,750
        475,500    Parker-Hannifin Group .....................................................................       21,397,500
                                                                                                                    -----------
                                                                                                                     34,316,250
                                                                                                                    -----------
Technology 16.1%
Diverse Electronic Products 6.0%
        270,000    Applied Materials, Inc.* ..................................................................       25,717,500
        360,000    General Motors Corp. "H" ..................................................................       23,805,000
        170,000    KLA Tencor Corp.* .........................................................................       11,485,625
        240,000    Teradyne Inc.* ............................................................................       12,915,000
                                                                                                                    -----------
                                                                                                                     73,923,125
                                                                                                                    -----------
Electronic Data Processing 7.6%
        480,000    Compaq Computer Corp.* ....................................................................       35,880,000
        265,000    Hewlett-Packard Co. .......................................................................       18,434,063
        160,000    International Business Machines Corp. .....................................................       16,950,000
        460,000    Sun Microsystems, Inc.* ...................................................................       21,533,750
                                                                                                                    -----------
                                                                                                                     92,797,813
                                                                                                                    -----------
Semiconductors 2.5%
        330,000    Intel Corp. ...............................................................................       30,463,125
                                                                                                                    -----------
Energy 13.4%
Oil Companies 8.5%
        125,000    Amoco Corp. ...............................................................................       12,046,875
        200,000    Atlantic Richfield Co. ....................................................................       17,087,500
        350,000    Exxon Corp. ...............................................................................       22,421,875
        180,000    Mobil Corp. ...............................................................................       13,320,000
        254,800    Repsol SA (ADR) ...........................................................................       11,051,950
        520,000    Royal Dutch Petroleum Co. (New York shares) ...............................................       28,860,000
                                                                                                                    -----------
                                                                                                                    104,788,200
                                                                                                                    -----------
Oil / Gas Transmission 1.2%
        220,000    Enron Corp. ...............................................................................        8,470,000
        130,000    Williams Cos., Inc. .......................................................................        6,085,625
                                                                                                                    -----------
                                                                                                                     14,555,625
                                                                                                                    -----------
Oilfield Services / Equipment 3.7%
        240,000    Diamond Offshore Drilling, Inc. ...........................................................       13,245,000
        280,000    Santa Fe International Corp. ..............................................................       13,020,000
        225,000    Schlumberger Ltd. .........................................................................       18,942,188
                                                                                                                    -----------
                                                                                                                     45,207,188
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Transportation 1.3%
Airlines 0.9%
        100,000    AMR Corp.* ................................................................................       11,068,750
                                                                                                                 --------------
Railroads 0.4%
        146,900    Wisconsin Central Transportation Co.* .....................................................        4,673,256
                                                                                                                 --------------
Utilities 0.5%
Electric Utilities
        350,000    Eastern Utilities Association .............................................................        6,978,121
                                                                                                                 --------------
                   Total Common Stocks (Cost $717,371,809) ...................................................    1,170,881,456
                                                                                                                 --------------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $774,693,809) (a) .......................      99.9        1,228,203,456
                   Other Assets and Liabilities, Net ........................................       0.1              176,498
                                                                                                 ------       --------------
                   Net Assets ...............................................................     100.0        1,228,379,954
                                                                                                 ======       ==============
-------------------------------------------------------------------------------------------------------------------------------

*     Non income producing security.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $774,693,809 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......... $464,300,492

      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .......... (10,790,845)
                                                                    ------------

      Net unrealized appreciation ................................. $453,509,647
                                                                    ============

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1997, aggregated $376,002,590 and $394,567,870, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 5.8%
-------------------------------------------------------------------------------------------------------------------------------
      2,911,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at
                      6.02% to be repurchased at $2,911,487 on 10/01/97, collateralized by a $2,753,000
                      U.S. Treasury Note, 8.5%, 2/15/00 (Cost $2,911,000) .............................               2,911,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 96.5%
-------------------------------------------------------------------------------------------------------------------------------
Shares
-------------
Consumer Discretionary 7.2%
Apparel & Shoes 0.6%
         17,600    Brown Group, Inc. ..................................................................                 320,100
                                                                                                                  -------------
Home Furnishings 5.5%
          6,900    Bush Industries, Inc. "A" ..........................................................                 191,044
          7,200    Ethan Allen Interiors Inc. .........................................................                 223,200
         11,100    Interface, Inc. ....................................................................                 323,288
         11,800    La-Z-Boy Inc. ......................................................................                 436,600
         17,900    Mikasa, Inc. .......................................................................                 248,363
         15,800    Oneida Ltd. ........................................................................                 560,900
          7,500    Thomas Industries, Inc. ............................................................                 225,000
         14,200    Toro Co. ...........................................................................                 562,675
                                                                                                                  -------------
                                                                                                                      2,771,070
                                                                                                                  -------------
Hotels & Casinos 0.4%
          8,100    Prime Hospitality Corp.* ...........................................................                 182,756
Specialty Retail 0.7%                                                                                             -------------
          2,600    Eagle Hardware & Garden, Inc.* .....................................................                  51,188
          2,300    Getty Petroleum Marketing Co.* .....................................................                  12,506
          2,400    Inacom Corp.* ......................................................................                  89,250
          7,400    Zale Corp.* ........................................................................                 191,938
                                                                                                                  -------------
                                                                                                                        344,882
                                                                                                                  -------------
Consumer Staples 4.4%
Consumer Electronic & Photographic Products 0.2%
          2,700    Harman International Industries, Inc. ..............................................                 135,169
Food & Beverage 2.1%                                                                                              -------------
         11,400    Michael Foods, Inc. ................................................................                 292,125
         19,700    Nash-Finch Co. .....................................................................                 467,875
         18,000    Ruddick Corp. ......................................................................                 290,250
                                                                                                                  -------------
                                                                                                                      1,050,250
                                                                                                                  -------------
Textiles 2.1%
         22,950    Guilford Mills, Inc. ...............................................................                 596,700
         12,800    Kellwood Company ...................................................................                 453,600
                                                                                                                  -------------
                                                                                                                      1,050,300
                                                                                                                  -------------
Health 2.3%
Health Industry Services 0.3%
          8,900    Rotech Medical Corp.* ..............................................................                 171,325
                                                                                                                  -------------
Medical Supply & Specialty 2.0%
         19,000    Bindley Western Industries, Inc. ...................................................                 530,812

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
         14,000    West Co., Inc. .....................................................................                 462,000
                                                                                                                  -------------
                                                                                                                        992,812
                                                                                                                  -------------
Financial 17.1%
Banks 9.3%
         11,000    ALBANK Financial Corp. .............................................................                 464,750
         10,200    Banknorth Group, Inc. ..............................................................                 557,175
         15,100    Chittenden Corp. ...................................................................                 581,350
            200    Colonial BancGroup, Inc. ...........................................................                   5,750
          4,100    Commerce Bancorp, Inc. .............................................................                 159,387
            900    Community First Bankshares, Inc. ...................................................                  43,650
          8,000    FirstBank Puerto Rico ..............................................................                 260,000
         13,600    Heritage Financial Services, Inc. ..................................................                 273,700
          2,305    Provident Bankshares Corp. .........................................................                 131,385
          4,500    RCSB Financial, Inc. ...............................................................                 245,250
         12,600    Riggs National Corp. ...............................................................                 296,888
         12,900    Susquehanna Bancshares, Inc. .......................................................                 396,675
          6,300    US Bancorp, Inc. ...................................................................                 406,350
         16,900    UST Corporation ....................................................................                 430,950
          7,500    Vermont Financial Services Corp. ...................................................                 405,000
                                                                                                                  -------------
                                                                                                                      4,658,260
                                                                                                                  -------------
Insurance 6.8%
            800    Allied Group, Inc. .................................................................                  40,650
          9,200    American Annuity Group, Inc. .......................................................                 197,800
         14,700    American Heritage Life Investment Corp. ............................................                 588,000
            600    First American Financial Co. .......................................................                  36,000
         16,400    Guaranty National Corp. ............................................................                 556,575
         12,600    Harleysville Group, Inc. ...........................................................                 529,200
         32,300    Hilb, Rogal & Hamilton Co. .........................................................                 593,513
          3,100    Life Re Corp. ......................................................................                 163,525
          2,300    MMI Companies, Inc. ................................................................                  60,663
          7,200    Nymagic, Inc. ......................................................................                 187,200
          9,400    Selective Insurance Group, Inc. ....................................................                 484,100
                                                                                                                  -------------
                                                                                                                      3,437,226
                                                                                                                  -------------
Consumer Finance 0.3%
          9,100    Aames Financial Corp. ..............................................................                 147,306
                                                                                                                  -------------
Other Financial Companies 0.7%
         30,300    Cash America International, Inc. ...................................................                 340,875
                                                                                                                  -------------
Media 1.5%
Advertising
          1,110    Grey Advertising, Inc. .............................................................                 381,840
         14,700    True North Communications, Inc. ....................................................                 364,744
                                                                                                                  -------------
                                                                                                                        746,584
                                                                                                                  -------------
Service Industries 7.3%
Environmental Services 1.7%
         21,700    Dames & Moore, Inc. ................................................................                 284,812
          8,300    Mine Safety Appliance Co. ..........................................................                 581,000
                                                                                                                  -------------
                                                                                                                        865,812
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Investment 2.4%
          7,100    Interra Financial, Inc. ............................................................                 426,444
          8,000    Jefferies Group, Inc. ..............................................................                 584,000
         23,400    Phoenix Duff & Phelps Corp. ........................................................                 181,350
                                                                                                                  -------------
                                                                                                                      1,191,794
                                                                                                                  -------------
Miscellaneous Commercial Services 1.6%
         16,200    ABM Industries, Inc. ...............................................................                 428,287
         15,600    McGrath Rentcorp ...................................................................                 356,850
                                                                                                                  -------------
                                                                                                                        785,137
                                                                                                                  -------------
Printing / Publishing 1.6%
          9,200    Bowne & Co., Inc. ..................................................................                 323,150
         10,900    Merrill Corp. ......................................................................                 501,400
                                                                                                                  -------------
                                                                                                                        824,550
                                                                                                                  -------------
Durables 5.3%
Aerospace 1.6%
          7,100    AAR Corp. ..........................................................................                 236,962
         31,400    Kaman Corp. "A" ....................................................................                 576,975
                                                                                                                  -------------
                                                                                                                        813,937
                                                                                                                  -------------
Automobiles 3.1%
          4,000    A.O. Smith Corp. ...................................................................                 158,500
          5,500    Coachmen Industries, Inc. ..........................................................                 104,500
         20,400    Excel Industries Inc. ..............................................................                 406,725
         10,300    Exide Corp. ........................................................................                 233,681
         26,500    Intermet Corp. .....................................................................                 463,750
         15,700    Simpson Industries, Inc. ...........................................................                 181,531
                                                                                                                  -------------
                                                                                                                      1,548,687
                                                                                                                  -------------
Construction / Agricultural Equipment 0.6%
          8,400    The Manitowoc Company, Inc. ........................................................                 299,775
                                                                                                                  -------------
Manufacturing 21.1%
Chemicals 1.8%
            900    Mississippi Chemical Corp. .........................................................                  17,550
          7,600    NCH Corp. ..........................................................................                 539,600
         13,200    Stepan Co. .........................................................................                 352,275
                                                                                                                  -------------
                                                                                                                        909,425
                                                                                                                  -------------
Containers & Paper 0.5%
          2,000    Chesapeake Corp. ...................................................................                  72,500
          2,100    Clarcor, Inc. ......................................................................                  60,112
          3,550    Mosinee Paper Corp. ................................................................                 120,256
                                                                                                                  -------------
                                                                                                                        252,868
                                                                                                                  -------------
Diversified Manufacturing 2.9%
         23,500    Cascade Corp. ......................................................................                 464,125
         10,200    Robbins & Myers, Inc. ..............................................................                 392,700
          9,000    Scotsman Industries, Inc. ..........................................................                 231,750
          4,400    Tredegar Industries, Inc. ..........................................................                 309,100
          3,100    Valmont Industries .................................................................                  66,069
                                                                                                                  -------------
                                                                                                                      1,463,744
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Electrical Products 0.8%
          8,300    C&D Technologies, Inc. .............................................................                 380,762
                                                                                                                  -------------
Hand Tools 1.0%
         13,300    L.S. Starrett Corp. ................................................................                 488,775
                                                                                                                  -------------
Industrial Specialty 6.6%
         14,000    Albany International Corp. "A" .....................................................                 351,750
          9,600    Apogee Enterprises, Inc. ...........................................................                 235,200
          5,500    Applied Power, Inc. "A" ............................................................                 346,156
         20,300    Barnes Group, Inc. .................................................................                 574,744
          3,500    Electro Scientific Industries, Inc.* ...............................................                 213,500
          9,200    FSI International, Inc.* ...........................................................                 192,050
          5,300    Flowserve Corp. ....................................................................                 158,337
         17,700    Lawson Products, Inc. ..............................................................                 522,150
         25,300    Spartech Corp. .....................................................................                 379,500
         11,800    W.H. Brady Co. "A" .................................................................                 368,750
                                                                                                                  -------------
                                                                                                                      3,342,137
                                                                                                                  -------------
Machinery / Components / Controls 4.3%
         22,600    Amcast Industrial Corp. ............................................................                 553,700
         14,100    Columbus McKinnon Corp. ............................................................                 370,125
          6,200    DT Industries, Inc. ................................................................                 204,600
         15,700    Graco, Inc. ........................................................................                 561,275
         12,200    Tennant Company ....................................................................                 451,400
                                                                                                                  -------------
                                                                                                                      2,141,100
                                                                                                                  -------------
Office Equipment / Supplies 0.6%
         13,300    Hunt Manufacturing Co. .............................................................                 304,238
                                                                                                                  -------------
Wholesale Distributors 2.6%
         13,900    A.M. Castle & Co. ..................................................................                 361,400
         18,400    Applied Industrial Technology, Inc. ................................................                 633,650
         10,250    Hughes Supply, Inc. ................................................................                 309,422
                                                                                                                  -------------
                                                                                                                      1,304,472
                                                                                                                  -------------
Technology 10.2%
Computer Software 0.7%
         10,000    MTS Systems Corp. ..................................................................                 365,000
                                                                                                                  -------------
Diverse Electronic Products 1.4%
          5,500    Cohu, Inc. .........................................................................                 295,625
         10,700    Cubic Corp. ........................................................................                 403,925
                                                                                                                  -------------
                                                                                                                        699,550
                                                                                                                  -------------
Edp Peripherals 1.7%
          5,400    Black Box Corp.* ...................................................................                 236,250
         25,100    Gerber Scientific, Inc. ............................................................                 607,106
                                                                                                                  -------------
                                                                                                                        843,356
                                                                                                                  -------------
Electronic Components / Distributors 4.0%
          5,500    CTS Corp. ..........................................................................                 522,500
          8,700    Hutchinson Technology, Inc.* .......................................................                 291,994
          6,962    MicroAge Inc.* .....................................................................                 201,898
         15,600    Park Electrochemical Corp. .........................................................                 452,400

    The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
         14,200    Technitrol, Inc. ...................................................................                 565,338
                                                                                                                  -------------
                                                                                                                      2,034,130
                                                                                                                  -------------
Military Electronics 0.7%
         10,500    Watkins-Johnson Co. ................................................................                 351,750
                                                                                                                  -------------
Precision Instruments 1.0%
         15,900    Innovex, Inc. ......................................................................                 512,775
                                                                                                                  -------------
Semiconductors 0.7%
          1,800    Burr-Brown Corp.* ..................................................................                  60,075
         16,900    Chips & Technologies, Inc.* ........................................................                 270,400
                                                                                                                  -------------
                                                                                                                        330,475
                                                                                                                  -------------
Energy 1.7%
Oil & Gas Production 1.2%
         12,700    Lomak Petroleum, Inc. ..............................................................                 245,269
         19,700    Plains Resources, Inc.* ............................................................                 354,600
                                                                                                                  -------------
                                                                                                                        599,869
                                                                                                                  -------------
Oil Companies 0.3%
          5,500    Holly Corp. ........................................................................                 143,000
                                                                                                                  -------------
Oilfield Services / Equipment 0.2%
          5,600    Getty Realty Corp. .................................................................                  98,350
                                                                                                                  -------------
Metals & Minerals 5.3%
Steel & Metals
         21,400    Brush Wellman, Inc. ................................................................                 549,712
         10,400    Chaparral Steel Co. ................................................................                 159,250
         13,200    Cleveland-Cliffs, Inc. .............................................................                 575,850
          6,700    Commercial Metals Co. ..............................................................                 213,981
         14,400    Oregon Metallurgical Corp. .........................................................                 360,900
         15,100    Quanex Corp. .......................................................................                 529,444
         10,400    RMI Titanium Co.* ..................................................................                 260,000
                                                                                                                  -------------
                                                                                                                      2,649,137
                                                                                                                  -------------
Construction 6.5%
Building Materials 4.5%
          8,100    Ameron International Corp. .........................................................                 528,525
         65,800    Fedders Corp. ......................................................................                 394,800
          6,400    Florida Rock Industries, Inc. ......................................................                 380,800
         11,000    Lone Star Industries, Inc. .........................................................                 594,000
          4,400    Medusa Corp. .......................................................................                 209,550
          3,300    Southdown, Inc. ....................................................................                 180,263
                                                                                                                  -------------
                                                                                                                      2,287,938
                                                                                                                  -------------
Building Products 0.8%
         11,000    Zurn Industries, Inc. ..............................................................                 380,875
                                                                                                                  -------------
Homebuilding 0.2%
          2,800    Skyline Corp. ......................................................................                  83,650
                                                                                                                  -------------
Miscellaneous 1.0%
         22,400    Granite Construction, Inc. .........................................................                 518,000
                                                                                                                  -------------
Transportation 1.1%
Airlines 0.6%
          9,600    Alaska Air Group Inc.* .............................................................                 315,600
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Trucking 0.5%
          8,000    USFreightways Corp. ................................................................                 269,000
                                                                                                                  -------------
Utilities 5.5%
Electric Utilities 2.1%
         10,400    Black Hills Corp. ..................................................................                 304,850
         21,100    Northwestern Public Service Co. ....................................................                 389,031
         19,700    Public Service Co. of New Mexico ...................................................                 380,456
                                                                                                                  -------------
                                                                                                                      1,074,337
                                                                                                                  -------------
Natural Gas Distribution 3.0%
          7,700    Eastern Enterprises ................................................................                 287,306
         12,400    Energen Corp. ......................................................................                 440,975
         21,500    Laclede Gas Co. ....................................................................                 524,063
          7,100    Northwest Natural Gas Co. ..........................................................                 182,825
          2,400    ONEOK Inc. .........................................................................                  78,300
                                                                                                                  -------------
                                                                                                                      1,513,469
                                                                                                                  -------------
Water Supply 0.4%
          3,600    California Water Service Co. .......................................................                 177,975
                                                                                                                  -------------
                   Total Common Stocks (Cost $40,880,238) .............................................              48,514,364
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Portfolio (Cost $43,791,238) (a) .......................      102.3              51,425,364
                   Other Assets and Liabilities, Net .......................................       (2.3)             (1,153,891)
                                                                                                 ------           -------------
                   Net Assets ..............................................................      100.0              50,271,473
                                                                                                 ======           =============

       * Non-income producing security.

     (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $43,791,238 was as follows:

         Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value over
         tax cost ............................................     $  7,693,178

         Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax cost
         over value ..........................................          (59,052)
                                                                  -------------
         Net unrealized appreciation .........................     $  7,634,126
                                                                  =============

--------------------------------------------------------------------------------
         Purchases and sales of investment securities (excluding short-term investments) for the period February 1, 1997 (commencement of operations) through September 30, 1997, aggregated $41,389,500 and $752,516, respectively.
--------------------------------------------------------------------------------
         Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($) (c)                                                                                                      Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 11.1%
-------------------------------------------------------------------------------------------------------------------------------

UNITED STATES
     16,489,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02% to be repurchased at $16,491,757 on 10/01/97, collateralized by a $11,868,000 U.S. Treasury
                      Bond 9.875%, 11/15/15 (Cost $16,489,000) ........................................              16,489,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   BONDS 5.8%
-------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM 2.0%
GBP      1,627,000 United Kingdom Treasury Bond, 8.5%, 7/16/07 ........................................               2,995,714
                                                                                                                  -------------
UNITED STATES 3.8%
         5,600,000 U.S. Treasury Bond, 6.375%, 8/15/27 ................................................               5,575,472
                                                                                                                  -------------
                   Total Bonds (Cost $8,261,551) ......................................................               8,571,186
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 0.0%
-------------------------------------------------------------------------------------------------------------------------------

GHANA
         13,000    Ashanti Capital Corp., 5.5%, 3/15/03 (Cost $13,000) ................................                  10,465
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCK 0.3%
-------------------------------------------------------------------------------------------------------------------------------

Shares
-------------
KOREA
          7,919    Samsung Electronics Co., Ltd. (Major electronics manufacturer) (b)
                      (Cost $294,732) .................................................................                 324,463
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 85.0%
-------------------------------------------------------------------------------------------------------------------------------

ARGENTINA 0.9%
         34,800    YPF S.A. "D" (ADR) (Petroleum company) .............................................               1,283,250
                                                                                                                  -------------
AUSTRALIA 2.3%
         68,600    Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel) ...................                 800,235
        493,058    Foster's Brewing Group Ltd. (Leading brewery) ......................................               1,040,875
        166,200    Woodside Petroleum Ltd. (Major oil and gas producer) ...............................               1,588,145
                                                                                                                  -------------
                                                                                                                      3,429,255
                                                                                                                  -------------
AUSTRIA 0.4%
         14,100    Flughafen Wien AG (Operator of terminals and facilities at Vienna
                      International Airport) ..........................................................                 582,950
                                                                                                                  -------------
BERMUDA 1.4%
         30,520    EXEL Ltd. (ADR) (Provider of liability insurance) ..................................               1,817,848
          3,450    Mid Ocean Limited (Property and casualty insurance company) ........................                 218,644
                                                                                                                  -------------
                                                                                                                      2,036,492
                                                                                                                  -------------
BRAZIL 3.1%
         38,650    Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ....................                 794,741
      1,410,000    Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) .........               1,087,536
         55,200    Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ..........               1,345,297

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

         25,800    Unibanco Uniao de Bancos Brasileiros SA (ADR) (Major bank) .........................                 944,925
         42,140    Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat products and
                      electrolyte galvanized products) ................................................                 460,422
                                                                                                                  -------------
                                                                                                                      4,632,921
                                                                                                                  -------------
CANADA 1.3%
         16,200    Canadian National Railway Co. (Operator of one of Canada's two
                      principal railroads) ............................................................                 842,053
         35,850    Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ....               1,062,040
                                                                                                                  -------------
                                                                                                                      1,904,093
                                                                                                                  -------------
FRANCE 4.2%
         17,830    AXA SA (Insurance group providing insurance, finance and real estate services) .....               1,195,979
         41,897    Assurances Generales de France (Health, life, fire, accident and special risk
                      insurance) ......................................................................               1,659,357
         29,607    Michelin "B" (Leading tire manufacturer) ...........................................               1,681,564
         25,766    Schneider SA (Manufacturer of electronic components and automated
                      manufacturing systems) ..........................................................               1,626,252
                                                                                                                  -------------
                                                                                                                      6,163,152
                                                                                                                  -------------
GERMANY 16.8%
          6,206    Allianz AG (Multi-line insurance company) ..........................................               1,497,272
         40,107    BASF AG (Leading international chemical producer) ..................................               1,448,160
         43,320    Bayer AG (Leading chemical producer) ...............................................               1,724,758
         38,346    Bayerische Vereinsbank AG (Commercial bank) ........................................               2,230,945
         40,686    Commerzbank AG (Worldwide multi-service bank) ......................................               1,466,764
         17,300    Daimler-Benz AG (Automobile and truck manufacturer) ................................               1,427,511
         23,505    Deutsche Telekom AG (Telecommunication services) ...................................                 454,948
         20,566    Deutsche Telekom AG (ADR) ..........................................................                 392,039
         56,300    Hoechst AG (Chemical producer) .....................................................               2,498,045
          4,286    Mannesmann AG (Bearer) (Diversified construction and technology company) ...........               2,042,396
          5,250    Munich Reinsurance AG (Insurance company) ..........................................               1,173,633
          1,730    Munich Reinsurance AG (Registered) .................................................                 582,558
         56,882    RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ...........               2,313,009
          4,455    SAP AG (pfd.) (Computer software manufacturer) .....................................               1,190,051
          8,860    Schering AG (Pharmaceutical and chemical producer) .................................                 929,900
         12,350    Siemens AG (Leading electrical engineering and electronics company) ................                 834,190
         30,723    VEBA AG (Electric utility, distributor of oil and chemicals) .......................               1,795,269
          2,060    VIAG AG (Provider of electrical power and natural gas services, aluminum
                      products, chemicals, ceramics and glass) ........................................                 921,955
                                                                                                                  -------------
                                                                                                                     24,923,403
                                                                                                                  -------------
GHANA 0.4%
         52,418    Ashanti Goldfields Co., Ltd. (ADS) (Leading gold producer) .........................                 576,598
                                                                                                                  -------------
HONG KONG 1.5%
        136,000    Hutchison Whampoa, Ltd. (Container terminal and real estate company) ...............               1,335,746
        351,000    Kerry Properties, Ltd. (Real estate company) .......................................                 830,098
                                                                                                                  -------------
                                                                                                                      2,165,844
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
JAPAN 8.7%
         56,000    Bridgestone Corp. (Leading automobile tire manufacturer) ...........................               1,345,095
         46,000    Canon Inc. (Leading producer of visual image and information equipment) ............               1,344,929
        144,000    Daiwa Securities Co., Ltd. (Brokerage and other financial services) ................                 882,594
          6,000    Jafco Co. Ltd. (Venture capital company) ...........................................                 263,387
         68,000    Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
                      electronic products) ............................................................               1,227,813
         95,000    Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment,
                      machinery parts) ................................................................               1,054,375
          3,400    Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ..............                 323,850
        105,000    Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) .               1,365,387
         10,300    SMC Corp. (Leading maker of pneumatic equipment) ...................................                 981,074
          2,700    Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized firms) .......                 753,634
         10,000    Sony Corp. (Consumer electronic products manufacturer) .............................                 944,217
        128,000    Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) ..........                 266,103
        101,000    Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper
                      mining company) .................................................................                 540,407
         99,000    The Nichido Fire & Marine Insurance Co., Ltd. (Property and casualty insurance
                      company) ........................................................................                 647,782
         83,000    Tokio Marine & Fire Insurance Co., Ltd. (Property and casualty insurance
                      company) ........................................................................                 996,811
                                                                                                                  -------------
                                                                                                                     12,937,458
                                                                                                                  -------------
KOREA 0.3%
          6,190    Samsung Display Devices Company (Leading manufacturer of CRT and
                      picture tubes) ..................................................................                 299,691
            131    Samsung Electronics Co., Ltd. (Major electronics manufacturer) (b) .................                  12,663
          7,970    Yukong, Ltd. (Korea's leading oil refiner) .........................................                 148,077
                                                                                                                  -------------
                                                                                                                        460,431
                                                                                                                  -------------
NETHERLANDS 2.7%
         19,599    AEGON Insurance Group NV (Insurance company) .......................................               1,569,811
         32,107    ING Groep NV (Insurance and financial services) ....................................               1,474,589
         11,800    Philips Electronics NV (Leading manufacturer of electrical equipment) ..............                 998,503
                                                                                                                  -------------
                                                                                                                      4,042,903
                                                                                                                  -------------
NEW ZEALAND 0.4%
        108,700    Telecom Corp. of New Zealand (Telecommunication services) ..........................                 551,538
                                                                                                                  -------------
SOUTH AFRICA 1.4%
         24,465    Anglo American Platinum Corp. Ltd. (ADR) (Leading platinum producer) ...............                 425,079
         82,460    Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
                      petrochemical production) .......................................................               1,136,800
         16,577    South African Breweries (Brewery) ..................................................                 481,073
                                                                                                                  -------------
                                                                                                                      2,042,952
                                                                                                                  -------------
SWEDEN 3.4%
         54,600    AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) .......                 877,918
         54,626    Astra AB "A" (Free) (Pharmaceutical company) .......................................               1,007,926
         58,965    S.K.F. AB "B" (Free) (Manufacturer of roller bearings) .............................               1,717,465
         33,252    Skandia Foersaekrings AB (Free) (Financial conglomerate) ...........................               1,485,658
                                                                                                                  -------------
                                                                                                                      5,088,967
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND 10.3%
          1,132    ABB AG (Manufacturer of electrical equipment) ......................................               1,667,064
         10,877    Ciba Specialty Chemical (Registered)* (Manufacturer of chemical products for
                      plastics, coatings, fibers and fabrics) .........................................               1,050,683
          1,865    Clariant AG (Registered) (Manufacturer of color chemicals) .........................               1,500,206
         14,558    Credit Suisse Group (Registered} (Provider of bank services, management services
                      and life insurance) .............................................................               1,966,756
          1,605    Holderbank Financiere Glaris AG (Bearer) (Cement producer) .........................               1,522,791
          1,257    Nestle SA (Registered) (Food manufacturer) .........................................               1,750,899
            727    Novartis AG (Bearer) (Pharmaceutical company) ......................................               1,119,615
            702    Novartis AG (Registered) ...........................................................               1,076,287
            886    Swiss Reinsurance (Registered) (Life, accident and health insurance company) .......               1,328,543
          5,154    Zurich Group (Registered) (Insurance) ..............................................               2,243,026
                                                                                                                  -------------
                                                                                                                     15,225,870
                                                                                                                  -------------
UNITED KINGDOM 9.5%
         95,476    BOC Group PLC (Producer of industrial gases) .......................................               1,707,682
        228,933    Carlton Communications PLC (Television post production products and services) ......               1,894,736
        276,300    General Electric Co., PLC (Manufacturer of power, communications and defense
                      equipment and other various electrical components) ..............................               1,737,798
        224,915    Lonrho PLC (Widely diversified industrial holding company) .........................                 418,942
        164,400    National Grid Group PLC* (Electric transmission system in England and Wales) .......                 752,698
         38,900    Norwich Union PLC* (Multi-line insurance company) ..................................                 210,786
         77,602    PowerGen PLC (Electric utility) ....................................................                 956,137
        110,454    Rio Tinto PLC (Mining and finance company) .........................................               1,763,479
         57,941    Reuters Holdings PLC (International news agency) ...................................                 686,795
        228,900    Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ................               1,674,082
        105,820    SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .....               1,032,469
         41,800    Unilever PLC (Manufacturer of consumer goods, food and personal care
                      products) .......................................................................               1,220,811
                                                                                                                  -------------
                                                                                                                     14,056,415
                                                                                                                  -------------
UNITED STATES 16.0%
         25,800    Advanced Micro Devices Inc.* (Manufacturer of semiconductors and
                      integrated circuits) ............................................................                 840,113
         22,000    Autoliv Inc. (Manufacturer of automobile safety bags) ..............................                 935,000
          5,600    Biogen Inc.* (Biotechnology research and development) ..............................                 181,650
         26,900    Boeing Co. (Manufacturer of jet airplanes) .........................................               1,464,369
         10,200    Boston Scientific Corp.* (Developer and producer of medical devices) ...............                 562,913
         16,750    Charles Schwab Corp. (Discount brokerage services.) ................................                 598,813
         11,000    Chiron Corp. (Developer of therapeutic and diagnostic products) ....................                 248,875
         46,700    Electronic Data Systems Corp. (Provider of information technology services) ........               1,657,850
         29,410    Enron Corp. (Major natural gas pipeline system) ....................................               1,132,285
         23,300    First Data Corp. (Credit-card processing services) .................................                 875,206
         15,200    Guidant Corp. (Developer and manufacturer of products used in minimally
                      invasive surgery) ...............................................................                 851,200
         23,500    International Business Machines Corp. (Principal manufacturer and servicer of
                      business and computing machines) ................................................               2,489,531
         18,110    MBIA Inc. (Insurer of municipal bonds) .............................................               2,271,673
         31,100    National Semiconductor Corp. (Manufacturer of integrated circuits and transistors)..               1,275,100

     The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
         14,200    Newmont Mining Corp. (International gold exploration and mining company) ...........                 638,113
         22,200    Parametric Technology Corp.* (Mechanical design software producer) .................                 979,575
         19,500    Praxair Inc. (Producer of industrial gases and specialized coatings) ...............                 998,156
         28,300    Sabre Group Holdings Inc.* (Travel reservation system provider) ....................               1,013,494
         32,400    Stillwater Mining Co.* (Exploration and development of mines in Montana
                      producing platinum, palladium and associated metals) ............................                 690,525
         21,500    Tele-Communications International, Inc. "A"* (Telecommunication and broadband
                      cable television services)                                                                        352,063
         17,200    Toys "R" Us Inc.* (Discount toy supermarts) ........................................                 610,600
         29,800    UNUM Corp. (Provider of disability, health and life insurance and group pension
                      products) .......................................................................               1,359,625
         43,800    US Airways Group, Inc.* (Major airline) ............................................               1,812,225
                                                                                                                  -------------
                                                                                                                     23,838,954
                                                                                                                  -------------
                   Total Common Stocks (Cost $103,984,653) ............................................             125,943,446
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $129,042,936) (a) ......................         102.2          151,338,560
                   Other Assets and Liabilities, Net .......................................          (2.2)          (3,309,187)
                                                                                                    ------        -------------
                   Net Assets ..............................................................         100.0          148,029,373
                                                                                                    ======        =============
-------------------------------------------------------------------------------------------------------------------------------

      * Non income producing security.

    (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $129,256,538 was as follows:

        Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost .............................................     $ 25,789,866

        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ...........................................       (3,707,844)
                                                                  -------------
        Net unrealized appreciation ..........................     $ 22,082,022
                                                                  =============

    (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $337,126 (0.23% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1997 was $301,565. These securities may also have certain restrictions as to resale.

    (c) Principal amount is stated U.S. Dollars, unless otherwise specificed.
--------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1997 aggregated $69,664,433 and $31,753,087, respectively.
--------------------------------------------------------------------------------
        Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

        Currency Abbreviations
        GBP      British Pound

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($) (b)                                                                                                      Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 6.9%
-------------------------------------------------------------------------------------------------------------------------------

      1,404,000       Repurchase Agreement with Donaldson, Lufkin & Jenrette
                      dated 9/30/97 at 6.02% to be repurchased at $1,404,235 on
                      10/01/97, collateralized by a $1,446,000
                      U.S. Treasury Bond, 6.25%, 8/15/23 (Cost $1,404,000) ............................               1,404,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 3.4%
-------------------------------------------------------------------------------------------------------------------------------

HONG KONG 1.4%
        250,000    Hysan Development Finance Co., Ltd., 6.75%, 6/01/00 ................................                 282,500
                                                                                                                  -------------
JAPAN 1.3%
        250,000    MBL International Finance Bermuda, 3%, 11/30/02 ....................................                 272,500
                                                                                                                  -------------
UNITED KINGDOM 0.7%
GBP      60,000    Royal & Sun Alliance Insurance Group PLC, 7.25%, 11/30/08 ..........................                 146,353
                                                                                                                  -------------
                   Total Convertible Bonds (Cost $678,726) ............................................                 701,353
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCK 2.2%
-------------------------------------------------------------------------------------------------------------------------------

Shares
-------------
AUSTRIA
         11,070    Bank Austria AG (Commercial and corporate banking and financial services)
                      (Cost $362,988) .................................................................                 441,607
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.8%
-------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA 2.8%
         22,342    Commonwealth Bank of Australia (Bank) ..............................................                 276,184
        135,122    Foster's Brewing Group, Ltd. (Leading brewery) .....................................                 285,251
                                                                                                                  -------------
                                                                                                                        561,435
                                                                                                                  -------------
CANADA 3.3%
          9,500    BCE, Inc. (Telecommunication services) .............................................                 284,182
         20,200    Moore Corp. Ltd. (Manufacturer of business communication products) .................                 381,408
                                                                                                                  -------------
                                                                                                                        665,590
                                                                                                                  -------------
FINLAND 3.9%
         81,040    Merita Ltd. "B" (Financial services group) .........................................                 376,791
         44,130    Metsa-Serla Oy "B" (Manufacturer of papers, corrugated and paper board, soft and
                      hardwood pulp) ..................................................................                 406,190
                                                                                                                  -------------
                                                                                                                        782,981
                                                                                                                  -------------
FRANCE 10.2%
            745    Bongrain SA (Manufacturer of cheese and other dairy products) ......................                 278,739
          3,590    Dexia France (Municipal and local development financing) ...........................                 340,032
          5,076    Havas SA (Advertising, publishing and broadcasting conglomerate) ...................                 344,502
          7,830    Scor SA (Property, casualty and life reinsurance company) ..........................                 338,220
          2,615    Societe Nationale Elf Aquitaine (Petroleum company) ................................                 349,049
         11,212    Sommer-Allibert (Manufacturer of plastic products for automotive industry) .........                 425,162
                                                                                                                  -------------
                                                                                                                      2,075,704
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
GERMANY 10.6%
         12,098    BHF-Bank AG (Universal banking services) ...........................................                 392,323
          6,520    Bayer AG (Leading chemical producer) ...............................................                 259,590
            200    Dyckerhoff AG (Producer of cement, ready-mixed concrete and
                      finishing products) .............................................................                  71,309
            852    Dyckerhoff AG (pfd.) ...............................................................                 304,260
          6,220    Hochtief AG (Construction and civil engineering services) ..........................                 284,079
          5,715    Moebel Walther AG (pfd) (Furniture retailer) .......................................                 283,009
          6,500    RWE AG (Producer and marketer of petroleum and chemical products) ..................                 314,709
          1,056    Thyssen AG (Manufacturer of capital goods and steel products) ......................                 246,228
                                                                                                                  -------------
                                                                                                                      2,155,507
                                                                                                                  -------------
IRELAND 2.3%
         52,536    Allied Irish Bank PLC (Bank) .......................................................                 462,874
                                                                                                                  -------------
ITALY 4.3%
         54,000    Banca Commerciale Italiana SpA (Commercial bank) ...................................                 155,128
         11,400    La Rinascente SpA (Department store chain) .........................................                  87,419
         89,000    La Rinascente SpA di Risparmio .....................................................                 323,716
         78,000    Telecom Italia SpA (Telecommunications, electronics, network construction) .........                 303,358
                                                                                                                  -------------
                                                                                                                        869,621
                                                                                                                  -------------
JAPAN 9.3%
             83    East Japan Railway Co. (Railroad operator) .........................................                 389,100
         30,000    Matsushita Electric Works, Inc. (Leading maker of building materials and
                      lighting equipment) .............................................................                 313,082
         71,000    Mitsubishi Rayon Co., Ltd. (Producer of acrylic and polyester fibers) ..............                 228,757
          4,400    Nintendo Co., Ltd. (Game equipment manufacturer) ...................................                 411,811
         27,000    Nippon Meat Packers, Inc. (Leading meat processor) .................................                 357,808
         91,000    Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) ..........                 189,183
                                                                                                                  -------------
                                                                                                                      1,889,741
                                                                                                                  -------------
MALAYSIA 0.8%
        102,000    Guinness Anchor (Brewery) ..........................................................                 157,201
                                                                                                                  -------------
NETHERLANDS 7.5%
          2,900    DSM NV (Plastics producer) .........................................................                 283,282
          9,530    KLM Royal Dutch Air Lines NV (World-wide full service airline) .....................                 332,815
          9,510    Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ..............                 318,736
          7,100    Koninklijke PTT Nederland (Telecommunication services) .............................                 278,991
          5,480    Royal Dutch Petroleum Co. (Owner of 6% of Royal Dutch/Shell Group) .................                 306,754
                                                                                                                  -------------
                                                                                                                      1,520,578
                                                                                                                  -------------
NEW ZEALAND 2.2%
         87,800    Air New Zealand Ltd. "B" (Scheduled commercial airline) ............................                 226,121
         43,300    Telecom Corp. of New Zealand (Telecommunication services) ..........................                 219,701
                                                                                                                  -------------
                                                                                                                        445,822
                                                                                                                  -------------
SPAIN 6.0%
         17,200    Autopistas del Mare Nostrum SA (Builder and operator of toll motorways) ............                 278,850
         13,100    Banco Bilbao Vizcaya SA (Commercial bank) ..........................................                 403,259
          8,900    Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ...........                 279,634
         20,000    Iberdrola SA (Electric utility) ....................................................                 245,863
                                                                                                                  -------------
                                                                                                                      1,207,606
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN 6.9%
         10,050    AssiDoman AB (Forestry group) ......................................................                 343,058
          9,740    OM Gruppen AB (Free) (Operator of financial exchanges and
                      clearing organizations) .........................................................                 331,834
         12,540    S.K.F. AB "B" (Free) (Manufacturer of roller bearings) .............................                 365,251
         15,250    Svedala Industri AB (Manufacturer of machinery for construction, mineral processing
                      and materials handling) .........................................................                 355,750
                                                                                                                  -------------
                                                                                                                      1,395,893
                                                                                                                  -------------
SWITZERLAND 6.7%
            255    Clariant AG (Registered) (Manufacturer of color chemicals) .........................                 205,122
            236    Georg Fischer AG (Bearer) (Manufacturer of automotive products and piping
                      systems) ........................................................................                 363,451
          7,413    Sika Finanz AG (Manufacturer of water management products and systems) .............                 394,986
            412    Winterthur Schweizerische Versicherungs-Gesellschaft "B"(Multi-line insurance
                   company) ...........................................................................                 402,511
                                                                                                                  -------------
                                                                                                                      1,366,070
                                                                                                                  -------------
UNITED KINGDOM 12.0%
         94,780    Albright & Wilson PLC (Manufacturer of phosphates,susrfactants and
                      specialty chemicals) ............................................................                 254,498
         57,010    Courtaulds Textiles PLC (Producer of clothing, fabrics and home furnishings) .......                 329,145
         74,610    Dorling Kindersley Holdings PLC (Book publisher) ...................................                 347,735
         31,229    Energy Group PLC (Electricity generation and distribution) .........................                 327,863
         49,480    General Electric Co., PLC (Manufacturer of power, communications and defense
                      equipment and other various electrical components) ..............................                 311,206
         32,100    Harrisons & Crosfield PLC (Manufacturer of chemicals, timber products, pet food,
                      flour, breakfast cereals and other consumer products) ...........................                  63,674
            581    Railtrack Group PLC (Operator of most of British railway infrastructure) ...........                   8,412
         31,300    Rank Group PLC (Diversified leisure services: hotels, amusement machines,
                      restaurants, film and television) ...............................................                 183,738
         23,629    Royal & Sun Alliance Insurance Group PLC (Multi-line insurance
                      holding company) ................................................................                 222,777
         68,250    Tomkins PLC (Manufacturer of fluid controls, industrial products, garden
                      and leisure products) ...........................................................                 383,120
                                                                                                                  -------------
                                                                                                                      2,432,168
                                                                                                                  -------------
                   Total Common Stocks (Cost $16,657,754) .............................................              17,988,791
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   PURCHASED OPTIONS 0.4%
-------------------------------------------------------------------------------------------------------------------------------

Principal
Amount
-------------
FRF  1,719,000   Put on French Francs, strike price 5.73 FRF, expires 12/18/97 ......................                    10,366
FRF  6,515,000   Put on French Francs, strike price 6.07 FRF, expires 12/16/97 ......................                     8,144
DEM    510,000   Put on Deutsche Marks, strike price 1.7 DEM, expires 12/18/97 ......................                    11,189
DEM  1,930,000   Put on Deutsche Marks, strike price 1.81 DEM, expires 12/16/97 .....................                     7,720
JPY 92,800,000   Put on Japanese Yen, strike price 116 JPY, expires 11/20/97 ........................                    29,527
GBP    651,466   Put on British Pounds, strike price .6515 GBP, expires 2/11/98 .....................                     7,622
GBP    194,805   Put on British Pounds, strike price .6494 GBP, expires 12/18/97 ....................                     1,116
                                                                                                                  -------------
                   Total Purchased Options (Cost $69,986) .............................................                  75,684
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Portfolio (Cost $19,173,454) (a) .......................         101.7           20,611,435
                   Other Assets and Liabilities, Net .......................................          (1.7)            (352,373)
                                                                                                    ------        -------------
                   Net Assets ..............................................................         100.0           20,259,062
                                                                                                    ======        =============
-------------------------------------------------------------------------------------------------------------------------------

    (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $19,189,089 was as follows:

        Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost .............................................      $ 1,772,122

        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ...........................................         (349,776)
                                                                  -------------
        Net unrealized appreciation ..........................     $  1,422,346
                                                                  =============

    (b) Principal amount is stated U.S. Dollars, unless otherwise specificed.
--------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments) for the period February 1, 1997 (commencement of operations) through September 30, 1997, aggregated $20,963,300 and $3,455,984, respectively.
--------------------------------------------------------------------------------
        Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

        Currency Abbreviations
        FRF      French Francs
        DEM      Deutsche Marks
        GBP      British Pound
        JPY      Japanese Yen

     The accompanying notes are an integral part of the financial statements

AARP DIVERSIFIED INCOME PORTFOLIO

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Money Market 13.6%
-------------------------------------------------------------------------------------------------------------------------------

      5,904,485    AARP High Quality Money Fund (Cost $5,904,485) .....................................               5,904,485
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   Fixed Income 60.9%
-------------------------------------------------------------------------------------------------------------------------------

        858,612    AARP Bond Fund for Income ..........................................................              13,050,907
        883,992    AARP GNMA and U.S. Treasury Fund ...................................................              13,401,317
                                                                                                                  -------------
                   Total Fixed Income (Cost $26,016,430) ..............................................              26,452,224
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   Equity 25.6%
-------------------------------------------------------------------------------------------------------------------------------

        205,649    AARP Global Growth Fund ............................................................               3,956,680
         85,076    AARP Growth and Income Fund ........................................................               4,953,126
        122,492    AARP U.S. Stock Index Fund .........................................................               2,203,628
                                                                                                                  -------------
                   Total Equity (Cost $9,714,654) .....................................................              11,113,434
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Portfolio (Cost $41,635,569) (a) .......................        100.1            43,470,143

                   Other Assets and Liabilities, Net .......................................         (0.1)              (23,725)
                                                                                                   ------         -------------
                   Net Assets ..............................................................        100.0            43,446,418
                                                                                                   ======         =============
-------------------------------------------------------------------------------------------------------------------------------

   (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $41,635,569 was as follows:

       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost ..............................................        $1,834,574

       Aggregate  gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value ............................................                --
                                                                   -------------
       Net unrealized appreciation ...........................        $1,834,574
                                                                   =============

--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding money market investments) for the period February 1, 1997 (commencement of operations) to September 30, 1997, aggregated $36,584,675 and $897,867, respectively.
--------------------------------------------------------------------------------
       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP DIVERSIFIED GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Money Market 1.0%
-------------------------------------------------------------------------------------------------------------------------------

        603,912    AARP High Quality Money Fund (Cost $603,912) .......................................                 603,912
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   Fixed Income 35.5%
-------------------------------------------------------------------------------------------------------------------------------

        722,677    AARP Bond Fund for Income ..........................................................              10,984,684
        723,016    AARP GNMA and U.S. Treasury Fund ...................................................              10,960,917
                                                                                                                  -------------
                   Total Fixed Income (Cost $21,691,978) ..............................................              21,945,601
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   Equity 63.6%
-------------------------------------------------------------------------------------------------------------------------------

         42,447    AARP Capital Growth Fund ...........................................................               2,455,106
        322,951    AARP Global Growth Fund ............................................................               6,213,584
        257,671    AARP Growth and Income Fund ........................................................              15,001,622
        254,687    AARP International Stock Fund ......................................................               4,421,367
        221,737    AARP Small Company Stock Fund ......................................................               4,441,387
        375,938    AARP U.S. Stock Index Fund .........................................................               6,763,123
                                                                                                                  -------------
                   Total Equity (Cost $35,603,426) ....................................................              39,296,189
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Portfolio (Cost $57,899,316) (a) .......................        100.1            61,845,702

                   Other Assets and Liabilities, Net .......................................         (0.1)              (48,884)
                                                                                                   ------         -------------
                   Net Assets ..............................................................        100.0            61,796,818
                                                                                                   ======         =============
-------------------------------------------------------------------------------------------------------------------------------

  (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $57,900,360 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost ...............................................        $3,945,342

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value .............................................                --
                                                                   -------------
      Net unrealized appreciation ............................        $3,945,342
                                                                   =============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding money market investments) for the period beginning February 1, 1997 (commencement of operations) to September 30, 1997, aggregated $58,780,646 and $1,567,375, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

                                          F I N A N C I A L  S T A T E M E N T S


                        Financial Statements are records of the financial status of an organization. They are prepared by management and must conform to Generally Accepted Accounting Principles
                        (GAAP), which are standards established by the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and various committees of the American Institute of Certified Public Accountants (AICPA).

                        The AARP Investment Program's Financial Statements consist of three different financial statements for each AARP Mutual Fund: Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets. The Notes to Financial Statements explain the significant accounting policies that financial statements reflect.

                        STATEMENTS OF ASSETS AND LIABILITIES

                        The Statements of Assets and Liabilities show the AARP Investment Program's assets.

                        Assets include:

                        o Investments at value: The market value of the AARP Mutual Fund's holdings on the last day of the fiscal year;

                        o Cash: The actual amount of the uninvested assets held in each AARP Mutual Fund;

                        o Receivables: Money owed to an AARP Mutual Fund. Sources of receivables include:

                             o Investments sold: For which the cash will be paid to the Fund on a later settlement date;

                             o Fund shares sold: Proceeds that the Fund will receive from shares sold to shareholders;

                             o Dividends and interest earned on the AARP Mutual Funds securities but not yet paid to the Fund;

                             o    Expense   reimbursements  due  from  the  Fund
                                  manager.

                        o    Daily  variation  margin on open futures  contract:
                             Payments due to/from the broker that reflect the change in value from the previous day of any futures contract held in an AARP Mutual Fund's portfolio (this figure could show up as an asset or a liability).

                        Liabilities include amounts owed for:

                        o Investments purchased for the AARP Mutual Fund's portfolio but that are not yet paid for;

                        o    Fund   shares   redeemed   but  not  yet   paid  to
                             shareholders;

                        o    Dividends    declared   but   not   yet   paid   to
                             shareholders;

                        o Management fees and shareholder servicing fees incurred but unpaid at fiscal year end;

                        o Administrative expenses incurred but unpaid at fiscal year end;

                        o Other accrued expenses incurred but unpaid at fiscal year end.

                        The   section  Net  Assets   Consist  Of  includes   the
                        following:

                        o Undistributed (overdistributed) net investment income: An AARP Mutual Fund's accumulated investment income less expenses and less distributions paid from net investment income;

                        o    Unrealized   appreciation   (or   depreciation)  on
                             investments:   Represents   the  current  value  of
                             investments held less their cost;

                        o Accumulated net realized capital gain (loss): An AARP Mutual Fund's accumulated realized gains and losses from sales of investments, minus distributions paid from net realized gains;

                        o Paid-in capital: Represents the dollars invested by shareholders, minus the amount of money redeemed since each fund began operations.

                        The Statement of Assets and Liabilities also shows the net asset value (NAV) for each AARP Mutual Fund. Net asset value is calculated by taking a fund's total assets (securities, cash, etc.), deducting liabilities, and then dividing this amount by the total number of shares outstanding.

                        STATEMENTS OF OPERATIONS

                        The Statements of Operations includes investment income from interest and dividends and the various expenses associated with the operation of the AARP Mutual Funds for the period ended September 30, 1997. The Statements of Operations also shows net gains and losses for various categories of investments, both realized and unrealized gains and losses for securities sold and in each AARP Mutual Fund's portfolio. The bottom line tells you whether each AARP Mutual Fund's net assets have increased or decreased as a result of fund operations.

                        STATEMENTS OF CHANGES

                        The Statements of Changes compares increases and decreases from each AARP Mutual Fund's operations and shareholder transactions with those of the previous year. Most of the terms used in the Statements of Changes are identical to those that are used in the other two statements. The categories in the sections Fund Shares Transaction include:

                        o Proceeds from the sale of shares: The amount received by selling new shares to shareholders;

                        o Net asset value of shares issued due to reinvested dividends and distributions;

                        o Cost of shares redeemed (or sold): The amount paid to shareholders from the exchange or redemption of shares.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                 AARP High             AARP High            AARP GNMA             AARP High
                                                  Quality           Quality Tax Free        and U.S.               Quality
   September 30, 1997                             Money Fund           Money Fund         Treasury Fund           Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
   ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Investments, at value (for cost, see accom-
   panying lists of investment portfolios) ..  $ 469,756,371        $  103,670,313      $ 4,748,261,020        $  448,865,382
Cash ........................................            244               123,586                  651                   479
Receivable on investments sold ..............             --                    --                   --               256,069
Investment income receivable ................      3,373,222               562,596           36,836,345             6,866,968
Receivable on Fund shares sold ..............        899,351               109,045              713,650                53,672
Daily variation margin on futures
   contracts ................................             --                    --                   --                    --
Reimbursement from Fund Manager .............             --                    --                   --                    --
Deferred organization expenses ..............             --                    --                   --                    --
Other assets ................................         10,193                 2,858              120,992                39,230
                                               -------------        --------------      ---------------        --------------
Total assets ................................    474,039,381           104,468,398        4,785,932,658           456,081,800

-----------------------------------------------------------------------------------------------------------------------------
   LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

Investments purchased .......................             --             1,509,060          187,140,625                    --
Fund shares redeemed ........................      2,239,130               214,719            1,696,937               191,278
Dividends payable ...........................        144,537                48,414           10,425,046               669,462
Unrealized depreciation on forward
   currency exchange contracts ..............             --                    --                   --                    --
Management fee payable ......................        149,303                32,489            1,517,280               176,377
Other payables and accrued expenses .........        195,544                49,823            1,172,310               175,165
                                               -------------        --------------      ---------------        --------------
Total liabilities ...........................      2,728,514             1,854,505          201,952,198             1,212,282
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value .........................  $ 471,310,867        $  102,613,893      $ 4,583,980,460        $  454,869,518
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------

Undistributed (overdistributed)
   net investment income ....................  $          --         $          --        $          --        $      176,290
Net unrealized appreciation (depreciation) on:
   Investments ..............................       (120,463)                   --           83,544,632             6,424,227
   Futures contracts ........................             --                    --                   --                    --
   Written options ..........................             --                    --                   --                    --
   Foreign currency related transactions ....             --                    --                   --                    --
Accumulated net realized capital gain (loss)        (136,136)             (836,922)        (323,254,674)          (10,524,044)
Paid-in capital .............................    471,567,466           103,450,815        4,823,690,502           458,793,045
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value .........................  $ 471,310,867        $  102,613,893      $ 4,583,980,460        $  454,869,518
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..    471,432,488           102,619,379           302,304,535           28,196,489
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and
   redemption price per share ...............          $1.00                 $1.00               $15.16                $16.13
-----------------------------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    AARP Insured                  AARP Bond              AARP Balanced              AARP Growth                AARP U.S.
  Tax Free General                 Fund for             Stock and Bond              and Income               Stock Index
    Bond Fund                      Income                    Fund                      Fund                      Fund
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

   $ 1,683,454,483           $   57,495,943             $  634,477,699          $  6,573,981,871             $  36,649,254
           218,560                    1,429                      7,264                     1,690                       122
        12,980,844                   25,607                  1,418,573                27,239,065                 1,291,793
        20,297,706                  575,279                  3,527,445                18,166,923                    57,781
           280,081                  244,005                    593,571                 2,741,932                    68,509

           324,844                       --                         --                        --                     1,271
                --                  111,787                         --                        --                    86,150
                --                   12,137                     11,890                        --                    14,743
            31,162                       --                      6,720                    74,337                        --
  ----------------           --------------             --------------          ----------------             -------------
     1,717,587,680               58,466,187                640,043,162             6,622,205,818                38,169,623

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

         1,424,850                       --                    858,877                10,271,423                        --
           484,021                   10,676                    312,782                 1,779,871                     7,145
         2,722,669                   76,713                         --                        --                        --

                --                       --                         --                        --                        --
           664,141                       --                    257,599                 2,495,173                        --
           283,831                   54,652                    257,647                 1,646,454                    77,405
  ----------------           --------------             --------------          ----------------             -------------
         5,579,512                  142,041                  1,686,905                16,192,921                    84,550
--------------------------------------------------------------------------------------------------------------------------
  $  1,712,008,168           $   58,324,146             $  638,356,257          $  6,606,012,897             $  38,085,073
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

  $             --           $           --             $      225,657          $      3,321,388             $       6,274

       141,004,771                  855,121                121,203,720             2,130,532,014                 3,736,328
        (2,274,896)                      --                         --                        --                     9,339
                --                       --                         --                        --                        --
                --                       --                        131                    12,921                        --
       (23,167,336)                  39,320                 25,974,502               517,023,954                   208,407
     1,596,445,629               57,429,705                490,952,247             3,955,122,620                34,124,725
--------------------------------------------------------------------------------------------------------------------------
  $  1,712,008,168           $   58,324,146             $  638,356,257          $  6,606,012,897             $  38,085,073
--------------------------------------------------------------------------------------------------------------------------
        92,944,577                3,836,332                 29,829,626               113,474,683                 2,117,187
--------------------------------------------------------------------------------------------------------------------------

            $18.42                   $15.20                     $21.40                    $58.22                    $17.99
--------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                     AARP Capital    AARP Small
                                                       Growth         Company
September 30, 1997                                      Fund         Stock Fund
--------------------------------------------------------------------------------
   ASSETS
--------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..............  $1,228,203,456   $51,425,364
Cash ............................................             363        42,863
Receivable on investments sold ..................              --            --
Investment income receivable ....................       1,137,338        39,250
Receivable on Fund shares sold ..................         234,479       581,717
Daily variation margin on futures
   contracts ....................................              --            --
Reimbursement from Fund Manager .................              --            --
Deferred organization expenses ..................              --        11,291
Other assets ....................................          13,675            --
                                                   --------------   -----------
Total assets ....................................   1,229,589,311    52,100,485

--------------------------------------------------------------------------------
   LIABILITIES
--------------------------------------------------------------------------------

Investments purchased ...........................              --     1,648,527
Fund shares redeemed ............................         255,633        14,414
Dividends payable ...............................              --            --
Unrealized depreciation on forward currency
   exchange contracts ...........................              --            --
Management fee payable ..........................         600,966            --
Other payables and accrued expenses .............         352,758       166,071
                                                   --------------   -----------
Total liabilities ...............................       1,209,357     1,829,012
--------------------------------------------------------------------------------
Net assets at value .............................  $1,228,379,954   $50,271,473
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------

Undistributed (overdistributed)
   net investment income ........................  $    6,420,037   $    71,236
Net unrealized appreciation (depreciation) on:
   Investments ..................................     453,509,647     7,634,126
   Futures contracts ............................              --            --
   Written options ..............................              --            --
   Foreign currency related transactions ........              --            --
Accumulated net realized capital gain (loss) ....      90,878,235       243,255
Paid-in capital .................................     677,572,035    42,322,856
--------------------------------------------------------------------------------
Net assets at value .............................  $1,228,379,954   $50,271,473
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ......      21,237,515     2,510,889
--------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share ..............................          $57.84        $20.02
--------------------------------------------------------------------------------
* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      AARP Global             AARP          AARP Diversified  AARP Diversified
       Growth            International           Income           Growth
        Fund               Stock Fund           Portfolio        Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    $ 151,338,560        $ 20,611,435         $43,470,143       $61,845,702
              851             101,747                  --                --
          192,871                  --             143,860           209,786
          395,359              70,659             163,695           115,643
          103,204              34,586              41,640            42,023

               --                  --                  --                --
               --              21,309                  --                --
            9,150              11,291                  --                --
            1,366                  --                  --                --
    -------------        ------------         -----------       -----------
      152,041,361          20,851,027          43,819,338        62,213,154

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        3,511,603             476,638             307,431           325,338
            5,759              35,068              23,188            90,998
               --                  --              42,301

          248,684                  --                  --                --
           81,713                  --                  --                --
          164,229              80,259                  --                --
    -------------        ------------         -----------       -----------
        4,011,988             591,965             372,920           416,336
--------------------------------------------------------------------------------
    $ 148,029,373        $ 20,259,062         $43,446,418       $61,796,818
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    $   1,144,886        $    155,031         $    10,717       $   645,438

       22,295,624           1,437,981           1,834,574         3,946,386
               --                  --                  --                --
               --                  --                  --                --
         (263,417)               (650)                 --                --
        2,678,448             192,102              44,276            82,133
      122,173,832          18,474,598          41,556,851        57,122,861
--------------------------------------------------------------------------------
    $ 148,029,373        $ 20,259,062         $43,446,418       $61,796,818
--------------------------------------------------------------------------------
        7,693,438           1,166,775           2,721,909         3,551,018
--------------------------------------------------------------------------------

           $19.24              $17.36              $15.96            $17.40
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                            AARP High          AARP High      AARP GNMA        AARP High
                                                             Quality       Quality Tax Free    and U.S.         Quality
Year Ended September 30, 1997                              Money Fund          Money Fund   Treasury Fund      Bond Fund

------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------

Income:
   Interest .............................................  $25,123,665     $  3,832,142     $ 336,987,461   $ 32,421,813
   Dividends ............................................           --               --                --             --
                                                           -----------     ------------     -------------   ------------
                                                            25,123,665        3,832,142       336,987,461     32,421,813
   Less foreign taxes withheld ..........................           --               --                --             --
                                                           -----------     ------------     -------------   ------------
                                                            25,123,665        3,832,142       336,987,461     32,421,813
------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee .......................................    1,760,550          410,859        19,228,620      2,287,683
   Services to shareholders .............................    1,901,981          303,908         8,799,290      1,710,593
   Trustees' fees and expenses ..........................       26,370           26,792            27,352         27,329
   Shareholder communications ...........................      210,593           47,166         1,206,689        230,319
   Legal ................................................        6,018            5,608             6,468          4,737
   Auditing .............................................       27,600           27,300            67,550         50,450
   Custodian and accounting fees ........................       90,351           49,951           926,047        117,428
   Registration expenses ................................       89,506           20,781            48,002         22,583
   Amortization of organization expenses ................           --               --                --             --
   Other ................................................       19,775           12,699            94,621         12,545
                                                           -----------     ------------     -------------   ------------
Total expenses before reductions ........................    4,132,744          905,064        30,404,639      4,463,667

Expense reductions ......................................           --               --                --             --
                                                           -----------     ------------     -------------   ------------
Expenses, net ...........................................    4,132,744          905,064        30,404,639      4,463,667
------------------------------------------------------------------------------------------------------------------------
Net investment income ...................................   20,990,921        2,927,078       306,582,822     27,958,146
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ........................................           --               --        (7,559,113)    (1,765,263)
     Futures contracts ..................................           --               --                --         87,958
     Written options ....................................           --               --                --             --
     Foreign currency related transactions ..............           --               --                --             --
   Net unrealized appreciation (depreciation) on:
     Investments ........................................       14,657               --        85,972,174     10,994,171
     Futures contracts ..................................           --               --                --             --
     Written options ....................................           --               --                --             --
     Foreign currency related transactions ..............           --               --                --             --
                                                           -----------     ------------     -------------   ------------
Net gain (loss) on investments ..........................       14,657               --        78,413,061      9,316,866
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations ............................  $21,005,578     $  2,927,078     $ 384,995,883   $ 37,275,012
------------------------------------------------------------------------------------------------------------------------

(a)  These Funds commenced operations on February 1, 1997.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 AARP Insured    AARP Bond   AARP Balanced       AARP Growth       AARP U.S.
Tax Free General  Fund for   Stock and Bond      and Income      Stock Index
  Bond Fund      Income (a)      Fund              Fund            Fund (a)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$  95,025,384   $ 1,266,014   $  14,345,542   $    13,747,932   $    42,549
           --            --       9,426,256       151,415,232       293,963
-------------   -----------   -------------   ---------------   -----------
   95,025,384     1,266,014      23,771,798       165,163,164       336,512
           --            --        (144,958)       (2,846,162)       (2,256)
-------------   -----------   -------------   ---------------   -----------
   95,025,384     1,266,014      23,626,840       162,317,002       334,256
--------------------------------------------------------------------------------

    8,224,295        97,012       2,455,813        25,101,044        38,841
    2,183,399        62,868       1,686,291         9,412,190        88,085
       26,678        16,790          26,346            26,366        16,790
      361,629         4,299         204,092         1,102,590         3,232
        6,256         5,051           5,124             5,842         5,805
       60,000         1,250          35,265            49,000           850
      365,524        36,507         159,277         1,096,126       140,260
       42,435        48,110          81,464           487,327        29,371
           --         1,709           8,895                --         2,105
       36,514         1,109          10,277            81,869           773
-------------   -----------   -------------   ---------------   -----------
   11,306,730       274,705       4,672,844        37,362,354       326,112

           --      (274,705)             --                --      (258,156)
-------------   -----------   -------------   ---------------   -----------
   11,306,730            --       4,672,844        37,362,354        67,956
--------------------------------------------------------------------------------
   83,718,654     1,266,014      18,953,996       124,954,648       266,300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    3,742,633        32,537      27,061,995       533,200,232        96,857
   (7,405,850)           --              --                --       111,552
           --            --              --            19,199            --
           --            --           3,212          (401,887)           --


   62,123,142       855,121      79,619,157     1,168,998,909     3,736,328
     (382,821)           --              --                --         9,339
           --            --              --               801            --
           --            --             (32)           23,307            --
-------------   -----------   -------------   ---------------   -----------
   58,077,104       887,658     106,684,332     1,701,840,561     3,954,076
--------------------------------------------------------------------------------

$ 141,795,758   $ 2,153,672   $ 125,638,328   $ 1,826,795,209   $ 4,220,376
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                             AARP Capital    AARP Small
                                                               Growth         Company
Year Ended September 30, 1997                                   Fund       Stock Fund(a)

----------------------------------------------------------------------------------------
   INVESTMENT INCOME
----------------------------------------------------------------------------------------

Income:
   Interest .............................................  $   1,668,235   $    65,563
   Dividends ............................................     14,708,887       229,959
   Income distributions from Underlying Funds ...........             --            --
                                                           -------------   -----------
                                                              16,377,122       295,522
   Less foreign taxes withheld ..........................       (233,281)           --
                                                           -------------   -----------
                                                              16,143,841       295,522
----------------------------------------------------------------------------------------
Expenses:
   Management fee .......................................      6,053,108       111,376
   Services to shareholders .............................      2,380,402       140,358
   Trustees' fees and expenses ..........................         26,349        18,680
   Shareholder communications ...........................        316,503         6,111
   Legal ................................................          4,220         5,082
   Auditing .............................................         46,700           850
   Custodian and accounting fees ........................        183,513        66,854
   Registration expenses ................................         97,064        32,127
   Amortization of organization expenses ................             --         1,709
   Other ................................................         19,841         1,017
                                                           -------------   -----------
Total expenses before reductions ........................      9,127,700       384,164

Expense reductions ......................................             --      (143,398)
                                                           -------------   -----------
Expenses, net ...........................................      9,127,700       240,766
----------------------------------------------------------------------------------------
Net investment income ...................................      7,016,141        54,756
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ........................................    100,378,671       243,254
     Futures contracts ..................................             --            --
     Written options ....................................             --            --
     Foreign currency related transactions ..............            603            --
   Net unrealized appreciation (depreciation) on:
     Investments ........................................    279,281,659     7,634,126
     Futures contracts ..................................             --            --
     Written options ....................................             --            --
     Foreign currency related transactions ..............            (74)           --
                                                           -------------   -----------
Net gain (loss) on investments ..........................    379,660,859     7,877,380
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ......................................  $ 386,677,000   $ 7,932,136
----------------------------------------------------------------------------------------

(a)  These Funds commenced operations on February 1, 1997.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       AARP Global            AARP           AARP Diversified  AARP Diversified
         Growth           International          Income           Growth
          Fund            Stock Fund (a)       Portfolio (a)    Portfolio (a)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    $     736,082        $     54,626         $        --       $        --
        1,997,850             241,257                  --                --
               --                  --             880,498           645,438
    -------------        ------------         -----------       -----------
        2,733,932             295,883             880,498           645,438
         (177,801)            (23,212)                 --                --
    -------------        ------------         -----------       -----------
        2,556,131             272,671             880,498           645,438
--------------------------------------------------------------------------------

          932,182              59,143                  --                --
          711,119              69,681                  --                --
           26,344              16,790                  --                --
           74,352               5,674                  --                --
            5,845               5,382                  --                --
           29,700               2,250                  --                --
          191,931              99,557                  --                --
           43,416              22,796                  --                --
            2,571               1,709                  --                --
            3,826               1,676                  --                --
    -------------        ------------         -----------       -----------
        2,021,286             284,658                  --                --

          (74,953)           (168,204)                 --                --
    -------------        ------------         -----------       -----------
        1,946,333             116,454                  --                --
--------------------------------------------------------------------------------
          609,798             156,217             880,498           645,438
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        2,609,572             176,596              44,276            82,133
               --                  --                  --                --
               --                  --                  --                --
          672,452              (1,496)                 --                --

       21,313,398           1,437,981           1,834,574         3,946,386
               --                  --                  --                --
               --                  --                  --                --
         (250,944)               (650)                 --                --
    -------------        ------------         -----------       -----------
       24,344,478           1,612,431           1,878,850         4,028,519
--------------------------------------------------------------------------------

    $  24,954,276        $  1,768,648         $ 2,759,348       $ 4,673,957
--------------------------------------------------------------------------------
     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             AARP High                          AARP High
                                                             Quality                         Quality Tax Free
                                                            Money Fund                          Money Fund
-----------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------

                                                            Years Ended                        Years Ended
                                                            September 30,                     September 30,
                                                        1997           1996               1997            1996
                                                  -------------   -------------     -------------   -------------
Operations:
  Net investment income ........................  $  20,990,921   $  17,543,476     $   2,927,078   $   3,191,255
  Net realized gain (loss) from:
    Investments ................................             --           2,595                --           1,553
    Futures contracts ..........................             --              --                --              --
    Written options ............................             --              --                --              --
    Foreign currency related transactions ......             --              --                --              --
  Net unrealized appreciation (depreciation) on:
    Investments ................................         14,657         355,595                --              --
    Futures contracts ..........................             --              --                --              --
    Written options ............................             --              --                --              --
  Foreign currency related transactions ........             --              --                --              --
                                                  -------------   -------------     -------------   -------------
Net increase (decrease) in net assets resulting
   from operations .............................     21,005,578      17,901,666         2,927,078       3,192,808
                                                  -------------   -------------     -------------   -------------
Distributions to shareholders:
  Net investment income ........................    (20,990,921)    (17,543,476)       (2,927,078)     (3,191,255)
Net realized gains .............................             --              --                --              --
                                                  -------------   -------------     -------------   -------------
Total distributions ............................    (20,990,921)    (17,543,476)       (2,927,078)     (3,191,255)
                                                  -------------   -------------     -------------   -------------
Fund share transactions:
  Proceeds from sale of shares .................    586,180,766     370,605,211        28,579,750      30,976,787
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................     18,980,197      15,692,224         2,345,700       2,545,162
Cost of shares redeemed ........................   (545,990,946)   (358,425,484)      (39,576,285)    (42,004,745)
                                                  -------------   -------------     -------------   -------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................     59,170,017      27,871,951        (8,650,835)     (8,482,796)
                                                  -------------   -------------     -------------   -------------
Increase (decrease) in net assets ..............     59,184,674      28,230,141        (8,650,835)     (8,481,243)

Net assets at beginning of period ..............    412,126,193     383,896,052       111,264,728     119,745,971
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ................  $ 471,310,867   $ 412,126,193     $ 102,613,893   $ 111,264,728
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......    412,261,312     384,389,361       111,270,214     119,753,010
                                                  -------------   -------------     -------------   -------------
  Shares sold ..................................    586,181,925     370,605,211        28,579,750      30,976,787
  Shares issued to shareholders in
    reinvestment of distributions ..............     18,980,197      15,692,224         2,345,700       2,545,162
  Shares redeemed ..............................   (545,990,946)   (358,425,484)      (39,576,285)    (42,004,745)
                                                  -------------   -------------     -------------   -------------
Net increase (decrease) in Fund shares .........     59,171,176      27,871,951        (8,650,835)     (8,482,796)
                                                  -------------   -------------     -------------   -------------
Shares outstanding at end of period ............    471,432,488     412,261,312       102,619,379     111,270,214
-----------------------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on
    February 1, 1997.
(b) Includes Undistributed (overdistributed)
    net investment income                         $          --   $          --     $          --   $          --

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              AARP GNMA                           AARP High                       AARP Insured                   AARP Bond
               and U.S.                           Quality                        Tax Free General                Fund for
            Treasury Fund                         Bond Fund                         Bond Fund                     Income
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

             Years Ended                         Years Ended                        Years Ended                Period Ended
             September 30,                       September 30,                      September 30,             September 30,
      1997              1996               1997            1996               1997              1996             1997(a)
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------

$   306,582,822   $   334,151,619     $  27,958,146   $  30,375,516     $    83,718,654   $    86,584,408     $  1,266,014

     (7,559,113)       23,690,016        (1,765,263)     (2,756,840)          3,742,633        15,073,015           32,537
             --                --            87,958       4,190,615          (7,405,850)        3,404,797               --
             --                --                --        (214,688)                 --                --               --
             --                --                --              --                  --                --               --

     85,972,174      (117,084,004)       10,994,171      (7,844,325)         62,123,142        (1,155,352)         855,121
             --                --                --              --            (382,821)       (1,262,186)              --
             --                --                --              --                  --                --               --
             --                --                --              --                  --                --               --
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
    384,995,883       240,757,631        37,275,012      23,750,278         141,795,758       102,644,682        2,153,672
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------

   (306,582,822)     (334,151,619)      (27,958,146)    (30,375,516)        (83,718,654)      (86,584,408)      (1,266,014)
             --                --                --              --          (8,693,174)               --               --
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
   (306,582,822)     (334,151,619)      (27,958,146)    (30,375,516)        (92,411,828)      (86,584,408)      (1,266,014)
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------

    305,492,609       346,027,868        38,051,215      64,115,868         103,693,632       124,978,818       59,830,356


    175,180,674       193,739,502        19,402,825      21,458,457          55,906,529        52,441,004          959,174
   (879,545,728)     (793,984,012)     (123,806,554)   (100,466,218)       (252,388,145)     (245,115,196)      (3,354,542)
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------

   (398,872,445)     (254,216,642)      (66,352,514)    (14,891,893)        (92,787,984)      (67,695,374)      57,434,988
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
   (320,459,384)     (347,610,630)      (57,035,648)    (21,517,131)        (43,404,054)      (51,635,100)      58,322,646

  4,904,439,844     5,252,050,474       511,905,166     533,422,297       1,755,412,222     1,807,047,322            1,500
---------------------------------------------------------------------------------------------------------------------------
$ 4,583,980,460   $ 4,904,439,844     $ 454,869,518   $ 511,905,166     $ 1,712,008,168   $ 1,755,412,222     $ 58,324,146
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

    328,879,292       345,829,087        32,366,706      33,312,382          98,088,821       101,872,699              100
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
     20,334,844        22,947,708         2,386,782       4,006,214           5,746,587         6,963,608        3,995,177

     11,645,941        12,859,585         1,215,401       1,341,850           3,094,529         2,918,782           63,663
    (58,555,542)      (52,757,088)       (7,772,400)     (6,293,740)        (13,985,360)      (13,666,268)        (222,608)
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
    (26,574,757)      (16,949,795)       (4,170,217)       (945,676)         (5,144,244)       (3,783,878)       3,836,232
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
    302,304,535       328,879,292        28,196,489      32,366,706          92,944,577        98,088,821        3,836,332
---------------------------------------------------------------------------------------------------------------------------


  $          --     $          --     $     176,290   $     176,290       $          --     $          --    $          --

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           AARP Balanced                    AARP Growth                 AARP U.S.
                                                          Stock and Bond                     and Income                Stock Index
                                                               Fund                            Fund                       Fund
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                           Years Ended                        Years Ended             Period Ended
                                                          September 30,                       September 30,           September 30,
                                                       1997           1996              1997              1996           1997 (a)
                                                  -------------   -------------   ---------------   ---------------   ------------
Operations:
  Net investment income ........................  $  18,953,996   $  13,198,291   $   124,954,648   $   105,747,332   $    266,300
  Net realized gain (loss) from:
    Investments ................................     27,061,995       4,984,143       533,200,232       161,815,047         96,857
    Futures contracts ..........................             --          34,436                --                --        111,552
    Written options ............................             --              --            19,199                --             --
    Foreign currency related transactions ......          3,212         334,451          (401,887)         (411,014)            --
  Net unrealized appreciation (depreciation) on:
    Investments ................................     79,619,157      20,509,469     1,168,998,909       381,330,506      3,736,328
    Futures contracts ..........................             --           3,391                --                --          9,339
    Written options ............................             --              --               801              (801)            --
    Foreign currency related transactions ......            (32)       (159,786)           23,307           (16,214)            --
                                                  -------------   -------------   ---------------   ---------------   ------------
Net increase (decrease) in net assets
   resulting from operations ...................    125,638,328      38,904,395     1,826,795,209       648,464,856      4,220,376
                                                  -------------   -------------   ---------------   ---------------   ------------
Distributions to shareholders:
  Net investment income ........................    (19,390,434)    (12,975,460)     (126,615,982)     (102,016,492)      (277,755)
  Net realized gains ...........................     (5,003,640)     (3,378,368)     (167,523,016)      (67,064,704)            --
                                                  -------------   -------------   ---------------   ---------------   ------------
Total distributions ............................    (24,394,074)    (16,353,828)     (294,138,998)     (169,081,196)      (277,755)
                                                  -------------   -------------   ---------------   ---------------   ------------
Fund share transactions:
  Proceeds from sale of shares .................    193,384,596     164,077,214     1,183,350,802       960,952,133     36,277,789
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................     22,371,689      14,941,233       268,600,153       153,099,566        242,587
  Cost of shares redeemed ......................    (81,824,221)    (45,596,030)     (597,577,667)     (380,970,538)    (2,379,424)
                                                  -------------   -------------   ---------------   ---------------   ------------
Net increase (decrease) in net assets from
   Fund share transactions .....................    133,932,064     133,422,417       854,373,288       733,081,161     34,140,952
                                                  -------------   -------------   ---------------   ---------------   ------------
Increase (decrease) in net assets ..............    235,176,318     155,972,984     2,387,029,499     1,212,464,821     38,083,573

Net assets at beginning of period ..............    403,179,939     247,206,955     4,218,983,398     3,006,518,577          1,500
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ................  $ 638,356,257   $ 403,179,939   $ 6,606,012,897   $ 4,218,983,398   $ 38,085,073
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......     22,865,594      15,074,610        96,018,596        78,371,684            100
                                                  -------------   -------------   ---------------   ---------------   ------------
  Shares sold ..................................     10,047,891       9,582,056        23,887,562        23,131,229      2,243,958
  Shares issued to shareholders in
    reinvestment of distributions ..............      1,156,073         873,110         5,612,664         3,734,230         14,065
  Shares redeemed ..............................     (4,239,932)     (2,664,182)      (12,044,139)       (9,218,547)      (140,936)
                                                  -------------   -------------   ---------------   ---------------   ------------
Net increase (decrease) in Fund shares .........      6,964,032       7,790,984        17,456,087        17,646,912      2,117,087
                                                  -------------   -------------   ---------------   ---------------   ------------
Shares outstanding at end of period ............     29,829,626      22,865,594       113,474,683        96,018,596      2,117,187
------------------------------------------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on February 1, 1997.
(b) Includes Undistributed (overdistributed)
      net investment income                         $   225,657     $   535,899      $  3,321,388      $  7,239,912     $    6,274

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          AARP Capital             AARP Small              AARP Global              AARP
            Growth                  Company                  Growth            International
             Fund                  Stock Fund                 Fund               Stock Fund
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

          Years Ended             Period Ended             Years Ended          Period Ended
          September 30,           September 30,           September 30,         September 30,
      1997            1996            1997(a)         1997           1996         1997 (a)
---------------   -------------   ------------   -------------   ------------   ------------

$     7,016,141   $   7,892,107   $     54,756   $     609,798   $    325,474   $    156,217

    100,378,671      71,644,200        243,254       2,609,572        (33,467)       176,596
             --              --             --              --             --             --
             --              --             --              --             --             --
            603         (38,602)            --         672,452        (36,843)        (1,496)

    279,281,659      32,512,381      7,634,126      21,313,398        982,226      1,437,981
             --              --             --              --             --             --
             --              --             --              --             --             --
            (74)          4,863             --        (250,944)          (336)          (650)
---------------   -------------   ------------   -------------   ------------   ------------

    386,677,000     112,014,949      7,932,136      24,954,276      1,237,054      1,768,648
---------------   -------------   ------------   -------------   ------------   ------------

     (7,776,073)     (7,038,882)            --        (336,444)            --             --
    (75,674,469)     (9,204,690)            --              --             --             --
---------------   -------------   ------------   -------------   ------------   ------------
    (83,450,542)    (16,243,572)            --        (336,444)            --             --
---------------   -------------   ------------   -------------   ------------   ------------

    155,757,996     133,269,510     45,455,488      67,490,929     82,274,150     20,394,042


     79,684,673      15,425,567             --         321,411             --             --
   (136,425,886)   (110,338,687)    (3,117,651)    (22,052,777)    (5,860,726)    (1,905,128)
---------------   -------------   ------------   -------------   ------------   ------------

     99,016,783      38,356,390     42,337,837      45,759,563     76,413,424     18,488,914
---------------   -------------   ------------   -------------   ------------   ------------
    402,243,241     134,127,767     50,269,973      70,377,395     77,650,478     20,257,562

    826,136,713     692,008,946          1,500      77,651,978          1,500          1,500
---------------------------------------------------------------------------------------------
$ 1,228,379,954   $ 826,136,713   $ 50,271,473   $ 148,029,373   $ 77,651,978   $ 20,259,062
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

     19,005,749      18,041,977            100       5,012,508            100            100
---------------   -------------   ------------   -------------   ------------   ------------
      3,214,860       3,299,011      2,689,583       3,954,573      5,395,570      1,283,093

      1,860,053         400,664             --          19,853             --             --
     (2,843,147)     (2,735,903)      (178,794)     (1,293,496)      (383,162)      (116,418)
---------------   -------------   ------------   -------------   ------------   ------------
      2,231,766         963,772      2,510,789       2,680,930      5,012,408      1,166,675
---------------   -------------   ------------   -------------   ------------   ------------
     21,237,515      19,005,749      2,510,889       7,693,438      5,012,508      1,166,775
---------------------------------------------------------------------------------------------


$     6,420,037   $   7,179,969   $     71,236   $   1,144,886   $    288,631   $    155,031

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       AARP              AARP
                                                   Diversified       Diversified
                                                Income Portfolio   Growth Portfolio
------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------

                                                  Period Ended       Period Ended
                                                  September 30,      September 30,
                                                      1997(a)           1997(a)
                                                  ------------       ------------
Operations:
  Net investment income ........................  $    880,498       $    645,438
  Net realized gain (loss) from:
    Investments ................................        44,276             82,133
    Futures contracts ..........................            --                 --
    Written options ............................            --                 --
    Foreign currency related transactions ......            --                 --
  Net unrealized appreciation (depreciation) on:
    Investments ................................     1,834,574          3,946,386
    Futures contracts ..........................            --                 --
    Written options ............................            --                 --
  Foreign currency related transactions ........            --                 --
                                                  ------------       ------------
Net increase (decrease) in net assets resulting
   from operations .............................     2,759,348          4,673,957
                                                  ------------       ------------
Distributions to shareholders:
  Net investment income ........................      (869,781)                --
  Net realized gains ...........................            --                 --
                                                  ------------       ------------
Total distributions ............................      (869,781)                --
                                                  ------------       ------------
Fund share transactions:
  Proceeds from sale of shares .................    45,476,743         60,765,788
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................       671,013                 --
Cost of shares redeemed ........................    (4,640,905)        (3,692,927)
                                                  ------------       ------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................    41,506,851         57,072,861
                                                  ------------       ------------
Increase (decrease) in net assets ..............    43,396,418         61,746,818

Net assets at beginning of period ..............        50,000             50,000
------------------------------------------------------------------------------------
Net assets at end of period (b) ................  $ 43,446,418       $ 61,796,818
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......         3,333              3,333
                                                  ------------       ------------
  Shares sold ..................................     2,973,907          3,770,457
  Shares issued to shareholders in
    reinvestment of  distributions .............        42,898                 --
  Shares redeemed ..............................      (298,229)          (222,772)
                                                  ------------       ------------
Net increase (decrease) in Fund shares .........     2,718,576          3,547,685
                                                  ------------       ------------
Shares outstanding at end of period ............     2,721,909          3,551,018
------------------------------------------------------------------------------------

(a) These Funds commenced operations on
    February 1, 1997.
(b) Includes Undistributed (overdistributed)
    net investment income                         $     10,717       $    645,438

     The accompanying notes are an integral part of the financial statements

                                          F I N A N C I A L  H I G H L I G H T S


                        This section shows you the statistical per share income and ratio(s) information from operations dividends paid to shareholders, total returns, expense ratios of the AARP Mutual Funds, and other information. It is designed to help you understand how the fund performed and allows you to compare this year's performance and expenses to those of prior years.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
   AARP HIGH QUALITY MONEY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         Years Ended September 30,
                                                              ------------------------------------------
                                                                1997     1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $1.000   $1.000   $1.000   $1.000   $1.000
                                                              ------------------------------------------
   Net investment income ...................................    .046     .045     .049     .028     .021
   Distributions from net investment income ................   (.046)   (.045)   (.049)   (.028)   (.021)
                                                              ------------------------------------------
Net asset value, end of period .............................  $1.000   $1.000   $1.000   $1.000   $1.000
                                                              ------------------------------------------
Total Return (%) ...........................................    4.72     4.62     4.99     2.84     2.13
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................     471      412      384      333      254
Ratio of operating expenses to average net assets (%) ......     .91      .96      .98     1.13     1.31
Ratio of net investment income to average net assets (%) ...    4.63     4.54     4.89     2.89     2.12

--------------------------------------------------------------------------------
   AARP HIGH QUALITY TAX FREE MONEY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         Years Ended September 30,
                                                              --------------------------------------------
                                                                1997     1996     1995     1994       1993
                                                              --------------------------------------------
Net asset value, beginning of period .......................  $1.000   $1.000   $1.000   $1.000     $1.000
                                                              --------------------------------------------
   Net investment income ...................................    .028     .028     .029     .017       .016
   Distributions from net investment income ................   (.028)   (.028)   (.029)   (.017)     (.016)
                                                              --------------------------------------------
Net asset value, end of period .............................  $1.000   $1.000   $1.000   $1.000     $1.000
                                                              --------------------------------------------
Total Return (%) ...........................................    2.80     2.80     2.99     1.76(a)    1.62(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................     103      111      120      129        134
Ratio of operating expenses, net to average net assets (%) .     .85      .85      .87      .90        .93
Ratio of operating expenses before expense reductions,
   to average net assets (%) ...............................     .85      .85      .87      .91       1.15
Ratio of net investment income to average net assets (%) ...    2.76     2.77     2.94     1.75       1.60

(a) Total returns would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------
   AARP GNMA AND U.S. TREASURY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended September 30,
                                                              ------------------------------------------
                                                                1997     1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $14.91   $15.19   $14.73   $15.96   $16.19
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................     .98      .99     1.01      .93     1.15
   Net realized and unrealized gain (loss) on investments ..     .25     (.28)     .46    (1.23)    (.23)
                                                              ------------------------------------------
Total from investment operations ...........................    1.23      .71     1.47     (.30)     .92
                                                              ------------------------------------------
Less distributions:
   Net investment income ...................................    (.98)    (.99)    (.98)    (.93)   (1.15)
   Tax return of capital ...................................      --       --     (.03)      --       --
                                                              ------------------------------------------
Total distributions ........................................    (.98)    (.99)   (1.01)    (.93)   (1.15)
                                                              ------------------------------------------
Net asset value, end of period .............................  $15.16   $14.91   $15.19   $14.73   $15.96
                                                              ------------------------------------------
Total Return (%) ...........................................    8.49     4.79    10.31    (1.90)    5.89
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................   4,584    4,904    5,252    5,585    6,712
Ratio of operating expenses to average net assets (%) ......     .65      .64      .67      .66      .70
Ratio of net investment income to average net assets (%) ...    6.51     6.55     6.77     6.09     7.15
Portfolio turnover rate (%) ................................   86.76    83.44    70.35   114.54   105.49

--------------------------------------------------------------------------------
   AARP HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended September 30,
                                                              ------------------------------------------
                                                                1997     1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $15.82   $16.01   $15.05   $17.19   $16.44
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................     .93      .92      .94      .85      .93
   Net realized and unrealized gain (loss) on investments ..     .31     (.19)     .95    (1.76)     .93
                                                              ------------------------------------------
Total from investment operations ...........................    1.24      .73     1.89     (.91)    1.86
                                                              ------------------------------------------
Less distributions:
   Net investment income ...................................    (.93)    (.92)    (.93)    (.85)    (.93)
   Net realized gains on investments .......................      --       --       --       --     (.18)
   In excess of net realized gains on investments ..........      --       --       --     (.38)      --
                                                              ------------------------------------------
Total distributions ........................................    (.93)    (.92)    (.93)   (1.23)   (1.11)
                                                              ------------------------------------------
Net asset value, end of period .............................  $16.13   $15.82   $16.01   $15.05   $17.19
                                                              ------------------------------------------
Total Return (%) ...........................................    8.15     4.59    12.98    (5.55)   11.88
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................     455      512      533      568      604
Ratio of operating expenses to average net assets (%) ......     .93      .91      .95      .95     1.01
Ratio of net investment income to average net assets (%) ...    5.84     5.76     6.13     5.31     5.64
Portfolio turnover rate (%) ................................   83.26   169.96   201.07    63.75   100.98

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
   AARP INSURED TAX FREE GENERAL BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended September 30,
                                                              ------------------------------------------
                                                                1997     1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $17.90   $17.74   $16.93   $19.00   $17.88
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................     .88      .87      .87      .86      .90
   Net realized and unrealized gain (loss) on investments ..     .61      .16      .81    (1.67)    1.55
                                                              ------------------------------------------
Total from investment operations ...........................    1.49     1.03     1.68     (.81)    2.45
                                                              ------------------------------------------
Less distributions:
   Net investment income ...................................    (.88)    (.87)    (.87)    (.86)    (.90)
   Net realized gains on investments .......................    (.09)      --       --     (.34)    (.43)
   In excess of net realized gains on investments ..........      --       --       --     (.06)      --
                                                              ------------------------------------------
Total distributions ........................................    (.97)    (.87)    (.87)   (1.26)   (1.33)
                                                              ------------------------------------------
Net asset value, end of period .............................  $18.42   $17.90   $17.74   $16.93   $19.00
                                                              ------------------------------------------
Total Return (%) ...........................................    8.57     5.88    10.21    (4.48)   14.31
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................   1,712    1,755    1,807    1,914    2,087
Ratio of operating expenses to average net assets (%) ......     .66      .66      .69      .68      .72
Ratio of net investment income to average net assets (%) ...    4.87     4.83     5.06     4.80     4.90
Portfolio turnover rate (%) ................................    7.61    18.69    17.45    38.39    47.96

--------------------------------------------------------------------------------
   AARP BOND FUND FOR INCOME
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...................................        $15.00
                                                                                ------
Income from investment operations:
   Net investment income ...............................................           .69
   Net realized and unrealized gain (loss) on investments ..............           .20
                                                                                ------
Total from investment operations .......................................           .89
                                                                                ------
Less distributions from net investment income ..........................          (.69)
                                                                                ------
Net asset value, end of period .........................................        $15.20
                                                                                ------
Total Return (%) (b) ...................................................          6.06(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................................            58
Ratio of operating expenses, net to average net assets (%) .............            -- (d)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ......................................................          1.53(d)
Ratio of net investment income to average net assets (%) ...............          7.03(d)
Portfolio turnover rate (%) ............................................         13.69(d)

(a)  Commencement of operations
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Not Annualized
(d)  Annualized

--------------------------------------------------------------------------------
   AARP BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                             For the Period
                                                               Years Ended September 30,   February 1, 1994(b)
                                                               --------------------------   To September 30,
                                                                1997(a)   1996      1995          1994
                                                               --------------------------  -------------------
Net asset value, beginning of period .......................   $17.63    $16.40    $14.64        $15.00
                                                               -----------------------------------------------
Income from investment operations:
   Net investment income ...................................      .72       .66       .61           .25
   Net realized and unrealized gain (loss) on investments ..     3.98      1.44      1.79          (.37)(c)
                                                               -----------------------------------------------
Total from investment operations ...........................     4.70      2.10      2.40          (.12)
                                                               -----------------------------------------------
Less distributions:
   Net investment income ...................................     (.72)     (.66)     (.60)         (.24)
   Net realized gains on investments .......................     (.21)     (.21)     (.04)           --
                                                               -----------------------------------------------
Total distributions ........................................     (.93)     (.87)     (.64)         (.24)
                                                               -----------------------------------------------
Net asset value, end of period .............................   $21.40    $17.63    $16.40        $14.64
                                                               -----------------------------------------------
Total Return (%) ...........................................    27.34     13.08     16.80          (.78)(e)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................      638       403       247           175
Ratio of operating expenses to average net assets (%) ......      .91       .88      1.01          1.31(f)
Ratio of net investment income to average net assets (%) ...     3.71      4.09      4.12          3.58(f)
Portfolio turnover rate (%) ................................    26.79     35.22     63.77         49.32(f)
Average commission rate paid (d) ...........................   $.0547    $.0549    $   --        $   --

(a)  Based on monthly average shares outstanding during the period.
(b)  Commencement of operations.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
(e)  Not Annualized        (f)  Annualized

--------------------------------------------------------------------------------
   AARP GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Years Ended September 30,
                                                              ------------------------------------------
                                                               1997(a)  1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $43.94   $38.36   $34.13   $32.91   $28.67
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................    1.19     1.17     1.11      .94      .83
   Net realized and unrealized gain (loss) on investments ..   16.00     6.40     5.44     1.62     4.58
                                                              ------------------------------------------
Total from investment operations ...........................   17.19     7.57     6.55     2.56     5.41
                                                              ------------------------------------------
Less distributions from:
   Net investment income ...................................   (1.19)   (1.15)   (1.09)   (1.13)    (.87)
   Net realized gains on investments .......................   (1.72)    (.84)   (1.23)    (.21)    (.30)
                                                              ------------------------------------------
Total distributions ........................................   (2.91)   (1.99)   (2.32)   (1.34)   (1.17)
                                                              ------------------------------------------
Net asset value, end of period .............................  $58.22   $43.94   $38.36   $34.13   $32.91
                                                              ------------------------------------------
Total Return (%) ...........................................   40.70    20.20    20.43     7.99    19.38
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................   6,606    4,219    3,007    2,312    1,560
Ratio of operating expenses to average net assets (%) ......     .71      .69      .72      .76      .84
Ratio of net investment income to average net assets (%) ...    2.38     2.94     3.28     3.00     3.08
Portfolio turnover rate (%) ................................    33.4    25.02    31.26    31.82    17.44
Average commission rate paid (b) ...........................  $.0619   $.0542   $   --   $   --   $   --

(a)  Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
   AARP U.S. STOCK INDEX FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(e) and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .20
   Net realized and unrealized gain (loss) on investment ...........               2.97
                                                                                 ------
Total from investment operations ...................................               3.17
                                                                                 ------
Less distributions from net investment income ......................               (.18)
                                                                                 ------
Net asset value, end of period .....................................             $17.99
                                                                                 ------
Total Return (%) (b) ...............................................              21.22(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 38
Ratio of operating expenses, net to average net assets (%) .........                .50(d)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ..................................................               2.38(d)
Ratio of net investment income to average net assets (%) ...........               1.94(d)
Portfolio turnover rate (%) ........................................              14.52(d)
Average commission rate paid .......................................             $.0288

(a)  Commencement of operations
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Not Annualized        (d)  Annualized
(e)  Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
   AARP CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended September 30,
                                                               1997(a)  1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $43.47   $38.36   $31.74   $36.20   $30.30
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................     .34      .42      .36      .00      .06
   Net realized and unrealized gain (loss) on investments ..   18.43     5.59     6.91    (1.51)    7.19
                                                              ------------------------------------------
Total from investment operations ...........................   18.77     6.01     7.27    (1.51)    7.25
                                                              ------------------------------------------
Less distributions from:
   Net investment income ...................................    (.41)    (.39)    (.01)    (.05)    (.14)
   Net realized gains on investments .......................   (3.99)    (.51)    (.64)   (2.90)   (1.21)
                                                              ------------------------------------------
Total distributions ........................................   (4.40)    (.90)    (.65)   (2.95)   (1.35)
                                                              ------------------------------------------
Net asset value, end of period .............................  $57.84   $43.47   $38.36   $31.74   $36.20
                                                              ------------------------------------------
Total Return (%) ...........................................   46.72    15.97    23.47    (4.70)   24.53
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................   1,228      826      692      683      607
Ratio of operating expenses, to average net assets (%) .....     .92      .90      .95      .97     1.05
Ratio of net investment income to average net assets (%) ...     .70     1.05     1.00      .02      .22
Portfolio turnover rate (%) ................................   39.04    64.84    98.44    79.65   100.63
Average commission rate paid (b) ...........................  $.0576   $.0614   $   --   $   --   $   --

(a)  Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.

--------------------------------------------------------------------------------
   AARP SMALL COMPANY STOCK FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(e) and other performance information derived from the financial statements.

                                                                              For the Period
                                                                            February 1, 1997(a)
                                                                           to September 30, 1997
                                                                           ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .04
   Net realized and unrealized gain (loss) on investments ..........               4.98
                                                                                 ------
Total from investment operations ...................................               5.02
                                                                                 ------
Net asset value, end of period .....................................             $20.02
                                                                                 ------
Total Return (%) (b) ...............................................              33.53(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 50
Ratio of operating expenses, net to average net assets (%) .........               1.75(d)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ..................................................               2.79(d)
Ratio of net investment income to average net assets (%) ...........               0.40(d)
Portfolio turnover rate (%) ........................................               5.01(d)
Average commission rate paid .......................................             $.0274

(a)  Commencement of operations
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Not Annualized        (d)  Annualized
(e)  Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
   AARP GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(a) and other performance information derived from the financial statements.

                                                                                       Year Ended         For the Period
                                                                                      September 30,     February 1, 1996(b)
                                                                                          1997         to September 30, 1996
                                                                                      -------------    ---------------------
Net asset value, beginning of period ...........................................         $15.49                $15.00
                                                                                         ----------------------------
Income from investment operations:
   Net investment income .......................................................            .09                   .06
   Net realized and unrealized gain (loss) on investments ......................           3.72                   .43
                                                                                         ----------------------------
Total from investment operations ...............................................           3.81                   .49
                                                                                         ----------------------------
Less distributions from net investment income ..................................          (.06)                    --
                                                                                         ----------------------------
Net asset value, end of period .................................................         $19.24                $15.49
                                                                                         ----------------------------
Total Return (%) (c) ...........................................................          24.67                  3.27(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................            148                    78
Ratio of operating expenses, net to average net assets (%) .....................           1.75                  1.75(e)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ..............................................................           1.82                  2.31(e)
Ratio of net investment income to average net assets (%) .......................            .55                  1.03(e)
Portfolio turnover rate (%) ....................................................          31.34                 12.56(e)
Average commission rate paid ...................................................         $.0004                $.0150

(a)  Based on monthly average shares outstanding during the period.
(b)  Commencement of operations
(c)  Total returns would have been lower had certain expenses not been reduced.
(d)  Not Annualized        (e)  Annualized

--------------------------------------------------------------------------------
   AARP INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(e) and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .23
   Net realized and unrealized gain (loss) on investments ..........               2.13
                                                                                 ------
Total from investment operations ...................................               2.36
                                                                                 ------
Net asset value, end of period .....................................             $17.36
                                                                                 ------
Total Return (%) (b) ...............................................              15.73(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 20
Ratio of operating expenses, net to average net assets (%) .........               1.75(d)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ..................................................               4.28(d)
Ratio of net investment income to average net assets (%) ...........               2.35(d)
Portfolio turnover rate (%) ........................................              50.73(d)
Average commission rate paid .......................................             $.0309

(a)  Commencement of operations
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Not Annualized        (d)  Annualized
(e)  Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
   AARP DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .43
   Net realized and unrealized gain (loss) on investments ..........                .96
                                                                                 ------
Total from investment operations ...................................               1.39
                                                                                 ------
Less distribution from net investment income .......................               (.43)
                                                                                 ------
Net asset value, end of period .....................................             $15.96
                                                                                 ------
Total Return (%) (e) ...............................................               9.35(b)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 43
Ratio of operating expenses, net to average net assets (%) .........                 --(d)
Ratio of net investment income to average net assets (%) ...........               5.13(c)
Portfolio turnover rate (%) ........................................               5.57(c)

(a)  Commencement of operations
(b)  Not Annualized         (c)  Annualized
(d) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.
(e) If the Fund Manager had not maintained some of the underlying AARP Funds' expenses, the total return for this Fund would have been lower.

--------------------------------------------------------------------------------
   AARP DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(e) and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .34
   Net realized and unrealized gain (loss) on investments ..........               2.06
                                                                                 ------
Total from investment operations ...................................               2.40
                                                                                 ------
Net asset value, end of period .....................................             $17.40
                                                                                 ------
Total Return (%) (f) ...............................................              16.00(b)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 62
Ratio of operating expenses to average net assets (%) ..............                 --(d)
Ratio of net investment income to average net assets (%) ...........               3.52(c)
Portfolio turnover rate (%) ........................................               7.67(c)

(a)  Commencement of operations
(b)  Not Annualized
(c)  Annualized
(d) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.
(e)  Based on monthly average shares outstanding during the period.
(f) If the Fund Manager had not maintained some of the underlying AARP Funds' expenses, the total return for this Fund would have been lower.

                                    This page
                                  intentionally
                                   left blank.

                                                                  N O T E S  T O
                                          F I N A N C I A L  S T A T E M E N T S


                        More definitive information about the Financial Statements is found in the Notes section. This information includes further elaboration on Expenses, Organization Cost, Portfolio Insurance, and Transactions, including Management fees and Commitments.

                        Tax Information and Program Services: Provides you with toll-free numbers and several addresses where you can get answers to questions regarding your holdings in the AARP Investment Program. In addition, tax information that may be of interest to you can be found in the section.

                        Report of Independent Accountants: A letter from Price Waterhouse LLP, a leading accounting firm, opining that all the "Financial Statements" are fairly presented in all material respects, based upon their audits.

                        Officers and Trustees: Identifies the various members of the AARP Board of Trustees and the Officers from
                        Scudder, Stevens & Clark, Inc. responsible for overseeing the growth and strategic direction of the AARP Investment Program.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies.

      The following AARP Mutual Funds from Scudder (the "AARP Funds" or the "Funds") are organized as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies.

      Trust name:                        Series name:
      --------------------------------------------------------------------------
      AARP Cash Investment Funds:
                                         AARP High Quality Money Fund
      AARP Income Trust:
                                         AARP GNMA and U.S. Treasury Fund
                                         AARP High Quality Bond Fund
                                         AARP Bond Fund for Income
      AARP Tax Free Income Trust:
                                         AARP High Quality Tax Free Money Fund
                                         AARP Insured Tax Free General Bond Fund
      AARP Growth Trust:
                                         AARP Balanced Stock and Bond Fund
                                         AARP Growth and Income Fund
                                         AARP Global Growth Fund
                                         AARP Capital Growth Fund
                                         AARP U.S. Stock Index Fund
                                         AARP Small Company Stock Fund
                                         AARP International Stock Fund
      AARP Managed Investment
       Portfolios Trust:
                                         AARP Diversified Income Portfolio
                                         AARP Diversified Growth Portfolio

      All Funds are diversified. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series. The Portfolios within the AARP Managed Investment Portfolios Trust invest primarily in existing AARP Mutual Funds from Scudder (the "Underlying AARP Funds").

      The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in preparation of their financial statements.

      A. Security Valuation. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the 1940 Act. Under this method, securities for which market quotations are readily available and securities purchased with original maturities of 61 days or more are valued at market. Securities purchased with an original maturity of 60 days or less are valued at amortized cost. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 of the 1940 Act. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market. Security valuation with respect to each of the remaining Funds is performed in the following manner:

      Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there is no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If there are no such sales, the value is the most recent bid quotation.

      Portfolio debt securities other than money market securities are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

      Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

      Investments of the AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio are valued at the net asset value per share of each Underlying AARP Fund as of the close of regular trading on the New York Stock Exchange.

      The value of all other securities is determined in good faith under the direction of the Board of Trustees.

      B. Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with selected banks and broker/dealers whereby each Fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is at least equal to the repurchase price.

      C. Futures Contracts. The Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Stock Fund, the AARP U.S. Stock Index Fund, and the AARP Small Company Stock Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the AARP High Quality Bond Fund and the AARP Insured Tax Free General Bond Fund sold interest rate futures to hedge against declines in the value of portfolio securities and the AARP High Quality Bond Fund purchased interest rate futures to manage the duration of the portfolio. Also, during the period, the AARP U.S. Stock Index Fund purchased index futures as a temporary substitute for purchasing selected investments.

      Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

      Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

      D. Options. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

NOTES TO FINANCIAL STATEMENTS

      The Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Stock Fund, and the AARP Small Company Stock Fund may enter into purchased and written options on futures contracts. The Funds in the AARP Growth Trust and the AARP Income Trust may write covered call options. The Funds in the AARP Growth Trust may purchase put and call options on stock indices.

      During the period, the AARP International Stock Fund purchased put options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. Also, during the period, the AARP High Quality Bond Fund purchased call options on futures as a temporary substitute for purchasing selected investments.

      If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

      The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

      The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

      When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

      E. Securities Purchased on a Forward Delivery or When-Issued Basis. The AARP High Quality Money Fund, the Funds in the AARP Income Trust and in the AARP Tax Free Income Trust, and the AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the Fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The Fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the Fund and no interest accrues to the Fund. The AARP GNMA and U.S. Treasury Fund had an outstanding commitment to purchase forward delivery securities as of September 30, 1997

      F. Forward Currency Exchange Contracts. The Funds in the AARP Growth Trust, the AARP High Quality Bond Fund and the AARP Bond Fund for Income may, in connection with portfolio purchases and sales of securities denominated in a foreign currency, enter into forward currency exchange contracts ("forward contracts"). Additionally, from time to time, each Fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, and the AARP Global Growth Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets, and as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. Also, during the period, the AARP International Stock Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

      Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

      Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

      G. Foreign Currency Translations. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

      Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

      H. Securities Transactions and Related Investment Income. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. Premium on securities purchased by the AARP Tax Free Income Trust is amortized on an effective yield basis over the life of the security. Distributions of income and capital gains earned by the Diversified Growth and Diversified Income Portfolios from the Underlying AARP Funds are recorded on the ex-dividend date.

      Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

      I. Federal Income Taxes. Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the Funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

      J. Distribution of Income and Gains. Each AARP Fund intends to follow the practice of distributing all of its net investment income to shareholders. Dividends from the AARP High Quality Money Fund and the Funds in the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. Dividends from the AARP Diversified Income Portfolio are declared and paid monthly. Dividends from the AARP Balanced Stock and

NOTES TO FINANCIAL STATEMENTS

Bond Fund, the AARP U.S. Stock Index Fund, and the AARP Growth and Income Fund are declared and paid quarterly. Dividends from the AARP Global Growth Fund, the AARP Small Company Stock Fund, the AARP International Stock Fund, the AARP Diversified Growth Portfolio, and the AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains for each Fund which are in excess of any available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund may take into account realized gains and losses on the sales of securities in its daily distributions. Additional distributions may be made by each Fund if necessary.

      The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, REITs and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

      K. Expenses. Each Fund (except for the AARP Diversified Income and Diversified Growth Portfolios) is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a Fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the Funds.

      The AARP Diversified Income and Diversified Growth Portfolios ("the Portfolios") have entered into a Special Servicing Agreement with Scudder, Stevens & Clark, Inc. (the "Fund Manager"), the Underlying AARP Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation and Scudder Investor Services, whereby the Fund Manager arranges for all services pertaining to the operations of the Portfolios. If the aggregate expenses of the Portfolios are less than the estimated savings to the Underlying AARP Funds from the operation of each Portfolio, each of the Underlying AARP Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying AARP Fund will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying AARP Fund. These estimated savings result from the reduction in shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying AARP Funds. In the event that the financial benefits to the Underlying AARP Funds do not exceed aggregate expenses of any Portfolio, the Fund Manager will pay certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, as discussed above, no expenses were charged to the AARP Diversified Income and Diversified Growth Portfolios during the period. For the period February 1, 1997 (commencement of operations) to September 30, 1997, the Fund Manager paid expenses in the amount $43,964 and $69,567, on behalf of the Diversified Income and Diversified Growth Portfolios, respectively. Additionally, the Fund Manager has assumed the organization costs of each Portfolio.

      For the period ended September 30, 1997, the amounts charged and unpaid to the Underlying AARP Funds under the Special Servicing Agreement, as shown in the Statement of Operations as part of the Shareholder Services, were as follows:

      AARP High Quality Money Fund       $ 32,616
      AARP Growth and Income Fund        $ 58,770
      AARP GNMA and U.S. Treasury Fund   $ 97,381
      AARP International Stock Fund      $  6,683
      AARP Bond Fund for Income          $ 17,015
      AARP Global Growth Fund            $ 38,619
      AARP Capital Growth Fund           $  6,549
      AARP Small Company Stock Fund      $  5,312
      AARP U.S. Stock Index Fund         $ 17,515

      The AARP High Quality Tax Free Money Fund, the AARP High Quality Bond Fund, the AARP Insured Tax Free General Bond Fund, and the AARP Balanced Stock and Bond Fund are not subject to the Special Servicing Agreement.

      L. Organization Cost. Costs incurred by the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP U.S. Stock Index Fund, the AARP Bond Fund for Income, the AARP International Stock Fund, and the AARP Small Company Stock Fund in connection with their organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period. The Fund Manager has assumed the organization costs of the AARP Diversified Growth and the AARP Diversified Income Portfolios.

      M. Portfolio Insurance. The cost of premiums paid by the AARP Insured Tax Free General Bond Fund for insurance on individual securities is non-cancellable, runs the life of such securities, and is added to the cost basis of such securities. This insurance provides for the timely payment of principal and interest on these securities when due and protects the Fund against loss from default by the Municipal issuer. It does not protect the investor from losses due to changes in market values.

      N. Transactions in Securities of Affiliated Issuers. The AARP Growth and Income Fund had transactions in securities of affiliated issuers. An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended September 30, 1997 is as follows:

                                     Beginning        Purchases          Sales
Affiliate                            Cost ($)          Cost ($)         Cost ($)     Ending Cost ($)    Market Value ($)
--------------------------------------------------------------------------------------------------------------------------
General Growth Properties, Inc.     39,388,655        9,946,350           --           49,335,005         74,181,300
                                 =========================================================================================

                                       Realized Gain/Loss ($)               Dividend Income ($)
                                 ----------------------------------------------------------------------
Affiliated Issuers                              --                               3,021,216
Unaffiliated Issuers                        533,200,232                        148,394,016
                                 ----------------------------------------------------------------------
Total                                       533,200,232                        151,415,232
                                 ======================================================================

Note 2. Management Fee and other Related Transactions.

      Under the investment management and advisory agreement (the "Management Agreement") between each Trust (excluding the AARP Managed Investment Portfolios Trust) and the Fund Manager, the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income and the Diversified Growth Portfolios, and each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income and the Diversified Growth Portfolios).

      The Annual Base Fee is calculated as follows:

     .35% of the first $2.0 billion of such assets
     .33% of the next $2.0 billion of such assets
     .30% of the next $2.0 billion of such assets
     .28% of the next $2.0 billion of such assets
     .26% of the next $3.0 billion of such assets
     .25% of the next $3.0 billion of such assets
     .24% of such assets thereafter

      In addition to the Base Fee, each Fund (excluding the AARP Diversified Income and the AARP Diversified Growth Portfolios) agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund. The Fund Manager has retained Bankers Trust Company as Subadviser to the AARP U.S. Stock Index Fund; under the Subadvisory Agreement, the Fund Manager pays a quarterly fee to the Subadviser, which amounted to $42,323 for the period ended September 30, 1997.

NOTES TO FINANCIAL STATEMENTS

      The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each Fund:

                    Fund                            Rate
---------------------------------------------   --------------
AARP High Quality Money Fund ...............        .10%
AARP High Quality Tax Free Money Fund ......        .10%
AARP GNMA and U.S. Treasury Fund ...........        .12%
AARP High Quality Bond Fund ................        .19%
AARP Insured Tax Free General Bond Fund ....        .19%
AARP Bond Fund for Income ..................        .28%
AARP Balanced Stock and Bond Fund ..........        .19%
AARP Growth and Income Fund ................        .19%
AARP U.S. Stock Index Fund .................          0%
AARP Capital Growth Fund ...................        .32%
AARP Small Company Stock Fund ..............        .55%
AARP Global Growth Fund ....................        .55%
AARP International Stock Fund ..............        .60%

      The total amount of management fees for each Fund is shown in the Statement of Operations as Management Fee.

      As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

      The Fund Manager agreed to waive a portion of its management fee and reimburse a portion of expenses in order to maintain the annualized expenses of the AARP Global Growth Fund at no more than 1.75% of average daily net assets until January 31, 1998. Effective February 1, 1997, the Fund Manager has agreed to waive all or a portion of its management fee and reimburse all or a portion of expenses in order to maintain the following annualized expense ratios until January 31, 1998: AARP U.S. Stock Index Fund, 0.50% of average daily net assets; AARP Bond Fund for Income, 0.00% of average daily net assets; AARP International Stock Fund, 1.75% of average daily net assets; and AARP Small Company Stock Fund, 1.75% of average daily net assets. The amount of expenses waived and/or reimbursed by the Fund Manager, if any, for each Fund has been shown in the Statement of Operations as Expense Reductions.

      The Fund Manager did not impose any or a portion of its Management Fee for certain Funds during the period ended September 30, 1997, as follows: AARP Bond Fund for Income $97,012; AARP Global Growth Fund $74,953; AARP International Stock Fund $59,143; AARP Small Company Stock Fund $111,376; and the AARP U.S. Stock Index Fund $38,841.

      On June 26, 1997, the Fund Manager entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Fund Manager, and the Fund Manager will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

      These Trusts also have a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each Fund is shown in the table below, and is included in Services to shareholders in the Statements of Operations.

      Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds. The amount for each Fund is shown in the table below, and is included in Custodian and accounting fees in the Statements of Operations.

      For the period ended September 30, 1997 the amounts charged by SSC and SFAC to the Funds were as follows:

                                                                        Total SSC                          Total SFAC
                                                      Amount            Unpaid at          Amount           Unpaid at
                                                     Charged To       September 30,      Charged To        September 30,
            Fund                                   Fund by SSC(a)         1997*        Fund by SFAC(b)        1997*
-------------------------------------------------  ----------------  ----------------  ---------------- ----------------
AARP High Quality Money Fund                         $1,505,677        $  121,984        $   54,052       $    4,588
AARP High Quality Tax Free Money Fund                   256,965            20,052            30,023            2,500
AARP GNMA and U.S. Treasury Fund                      6,732,169           539,940           480,845           38,769
AARP High Quality Bond Fund                           1,455,652           114,310            82,859            5,606
AARP Insured Tax Free General Bond Fund               1,741,482           138,720           162,915           13,903
AARP Bond Fund for Income                                    --                --                --               --
AARP Balanced Stock and Bond Fund                     1,357,972           132,955            95,386            8,862
AARP Growth and Income Fund                           6,853,761           672,527           323,033           31,430
AARP U.S. Stock Index Fund                                   --                --                --               --
AARP Capital Growth Fund                              1,889,072           180,473           110,317           10,035
AARP Small Company Stock Fund                            93,491            93,491            25,445           25,445
AARP Global Growth Fund                                 558,504            51,344            95,221            9,698
AARP International Stock Fund                                --                --                --               --

* Total unpaid amounts are included in Other payables and accrued expenses in the Statements of Assets and Liabilities.

(a) SSC did not impose any or a portion of its fee for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP Small Company Stock Fund, and AARP International Stock Fund amounting to $40,906, $60,094, $25,298, and $54,419, respectively.

(b) SFAC did not impose any or a portion of its fee for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP Small Company Stock Fund, and AARP International Stock Fund amounting to $25,000, $73,071, $6,725, and $33,333, respectively.

      The AARP Investment Program pays each Trustee unaffiliated with Scudder or AARP an annual retainer of $10,000; additionally, specified amounts are paid by each Fund for board and committee meetings attended. The amounts for each Fund have been shown in the Statement of Operations as Trustees' fees and expenses.

      The Diversified Portfolios do not invest in the Underlying AARP Funds for the purpose of exercising management or control, however, investments within the set limits may represent a significant portion of an Underlying AARP Fund's net assets. At September 30, 1997, the Diversified Income Portfolio held the following Underlying AARP Funds' outstanding shares: approximately 22% of the AARP Bond Fund for Income; and 6% of the AARP U.S. Stock Index Fund. The Diversified Growth Portfolio held the following Underlying AARP Funds' outstanding shares at September 30, 1997: approximately 22% of the AARP International Stock Fund; 19% of the AARP Bond Fund for Income; 18% of the U.S. Stock Index Fund; and 9% of the AARP Small Company Stock Fund.

Note 3. Commitments.

As of September 30, 1997, the AARP Global Growth Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $248,684.

                                                             Net Unrealized
                                                              Appreciation
                                                             (Depreciation)
Contracts to Deliver   In Exchange For    Settlement Date        (U.S.$)
--------------------  ------------------  ---------------  -------------------
DEM        7,903,094  USD     4,351,924       1/30/98         $  (155,565)
DEM        3,337,679  USD     1,812,577       2/17/98             (93,119)
                                                              -----------
                                                              $  (248,684)
                                                              ===========

Report of Independent Accountants

                                                         [PRICE WATERHOUSE LOGO]

      To the Trustees and Shareholders of
      AARP Cash Investment Funds, AARP Income Trust,
      AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust

      In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust (hereafter referred to as the "Trusts") at September 30, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


      /s/ Price Waterhouse LLP

      Price Waterhouse LLP
      Boston, Massachusetts
      November 12, 1997

                                         O F F I C E R S  A N D  T R U S T E E S

                              OFFICERS AND TRUSTEES

CAROLE LEWIS ANDERSON

        Trustee of AARP Funds; President, MASDUN Capital Advisors; Formerly Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College.

ADELAIDE ATTARD

        Trustee of AARP Funds; Member, New York City Department of Aging Advisory Council--Appointed by Mayor (1995-Present); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981 to 1996); Member, NYS Community Services for the Elderly Advisory Council--Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

ROBERT N. BUTLER, M.D.

        Trustee of AARP Funds; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

ESTHER CANJA

        Trustee of AARP Funds; Vice President, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Chair, Board Operations Committee; AARP State Director of Florida (1990-1992).

LINDA C. COUGHLIN*

        Chairperson and Trustee of AARP Funds; Managing Director and Member, Board of Directors of Scudder, Stevens & Clark, Inc.

HORACE B. DEETS

        Vice Chairman and Trustee of AARP Funds; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

EDGAR R. FIEDLER

        Trustee of AARP Funds; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, HT Insight Funds, and Emerging Mexico Fund.

EUGENE P. FORRESTER

        Trustee of AARP Funds; Consultant; International Trade Counselor; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant: Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

GEORGE L. MADDOX, JR.

        Trustee of AARP Funds; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

ROBERT J. MYERS

        Trustee of AARP Funds; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director: NASL Series Trust, Inc. and North American Funds, Inc.; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Member, U.S.
        Office of Technology Assessment, Prospective Payment Assessment Commission.

JAMES H. SCHULZ

        Trustee of AARP Funds; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.
GORDON SHILLINGLAW

        Trustee of AARP Funds; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

THOMAS W. JOSEPH*                              JAMES W. PASMAN*
   Vice President                                 Vice President

DAVID S. LEE*                                  KATHRYN L. QUIRK*
   Vice President and Assistant Treasurer         Vice President and  Secretary

THOMAS F. MCDONOUGH*                           HOWARD SCHNEIDER*
   Vice President and Assistant Secretary         Vice President

PAMELA A. MCGRATH*                             CORNELIA SMALL*
   Vice President and Treasurer                   President

EDWARD J. O'CONNELL*
   Vice President and Assistant Treasurer

      *Scudder, Stevens & Clark, Inc.

      Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.

                             SERVICE INFORMATION

 SHAREHOLDER                 Our knowledgeable AARP Mutual Fund Representatives
 SERVICE LINE                are available to answer questions about the
                             Program or your account Monday through Friday,
 1-800-253-2277              between 8:00 a.m. and 8:00 p.m., Eastern time.
                             Transactions can be made Monday through Friday between 8:00 a.m. and 4:00 p.m., Eastern time.

                             Write: AARP Investment Program from Scudder P.O. Box 2540
                                            Boston, MA 02208-2540

                             For overnight AARP Investment Program from Scudder and certified 42 Longwater Drive
                             mail:          Norwell, MA 02061-1612

 EASY-ACCESS LINE            Shareholders with a touch-tone telephone may call
                             this automated line to obtain AARP Fund
 1-800-631-4636              performance and account information, or to
                             exchange or sell (redeem) AARP Mutual Fund shares.
                             This service is available 24 hours a day, 7 days a week.

 TRANSACTIONS                If you have access to a fax machine, you can fax
 BY FAX                      transaction requests. Any exchange or redemption
                             request received after 4:00 p.m. business days or
 1-800-821-6234              on weekends will be processed the next business
                             day. All faxes are kept confidential.


 TDD (TELECOMMUNICATIONS     AARP members with hearing or speech impairments
 DEVICE FOR THE DEAF AND     and access to TDD equipment can communicate with
 SPEECH?IMPAIRED)            the AARP Investment Program Monday through Friday
                             between 8:00 a.m. and 5:00 p.m., Eastern time.
 1-800-634-9454              Transactions can be made between 8:00 a.m. and
                             4:00 p.m., Eastern time.

TAX INFORMATION (UNAUDITED)

      Of the dividends paid from net investment income by the AARP High Quality Tax Free Money Fund and the AARP Insured Tax Free General Bond Fund for the Funds' fiscal years ending September 30, 1997, 100% constituted exempt-interest dividends for regular federal income tax purposes.

      Pursuant to Section 852 of the Internal Revenue Code, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP U.S. Stock Index Fund, the AARP Capital Growth Fund, the AARP Global Growth Fund, and the AARP Insured Tax Free General Bond Fund designate $22,565,952, $503,261,408, $72,533, $71,098,608, $1,636,598, and $2,583,310,
      respectively, as capital gain dividends for their fiscal years ended September 30, 1997.

      Pursuant to Section 853 of the Internal Revenue code, the AARP Global Growth Fund and the AARP International Stock Index Fund designate $0.023 and $0.020 per share (representing a total of $177,801 and $23,212) of foreign taxes and $0.097 and $0.126 per share (representing a total of $743,398 and $147,497) of foreign source income as having been paid in the fiscal year ended September 30, 1997, respectively.

      Pursuant to Section 854 of the Internal Revenue Code, the percentages of ordinary income dividends paid qualify for the dividends received deduction for corporations are as follow: AARP Balanced Stock and Bond Fund 41.32%, AARP Capital Growth Fund 100%, AARP U.S. Stock Index Fund 100%, and AARP Growth and Income Fund 96.36%.

      In January 1998 you will receive federal tax information on all distributions paid to your account in calendar year 1997.

                                    GLOSSARY

  AVERAGE ANNUALIZED    The one-year return of an investment based on its
        TOTAL RETURN    compounded total return. The annualized return
                        gives the investor an idea of the performance during each year of a listed period, such as 3 years, 5 years or 10 years.

    BARBELL STRATEGY    An investment strategy where the portfolio manager
                        holds bonds with short maturities and long maturities that would give the impression of a bar bell if the clusters of bonds on either end were illustrated.

              COUPON The name given to the interest payments that could be clipped and sent to the issuer for payment. The average coupon rate would be the expected interest rates of all the bonds held in a portfolio.

             QUALITY Quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. The average quality is a designation of all the bonds held in the portfolio.

            DURATION Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of two years, its price will fall about 2% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 2% when interest rates fall by one percentage point.

            MATURITY The date upon which bonds mature, that is, the date when the issuer must pay back the face amount of the bond. An investor who buys $10,000 worth of 25-year bonds will receive $10,000 at the end of 25 years, after having received interest payments (coupons) over the 25-year period.

     PREPAYMENT RISK    The possibility that, as interest rates fall,
                        homeowners will refinance their home mortgages, resulting in the prepayment of GNMA securities.

        TOTAL RETURN    A measure of an investment's performance that
                        takes into account income paid, other
                        distributions, and any increase or decline in the value of the principal over a given period of time.

           VALUATION    The process in which the value of a security is
                        assessed or determined.

               YIELD The income per share paid to mutual fund shareholders from the dividends and interest of that fund, expressed as a percentage for a stated period of time. It is based on past performance and measured in time increments.

   YIELD TO MATURITY    Concept used to determine the rate of return an
                        investor will receive if a long-term,
                        interest-bearing investment, such as a bond, is held until its maturity date.

         The paper used for the cover and internal pages of this report incorporates recycled corrugated containers. The "Crystal Recycling Process" which created this paper saved
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


             AARP MANAGED INVESTMENT PORTFOLIOS TRUST

                     PART C. OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

          a.   Financial Statements

               Included in Part A of this Registration Statement:

                    Financial Highlights for AARP Diversified
                    Income Portfolio and AARP Diversified Growth
                    Portfolio for the eight month period ended
                    September 30, 1997.

               Included in Part B of this Registration Statement:

               For AARP Diversified Income Portfolio and AARP
               Diversified Growth Portfolio:

                    Lists of Investments as of September 30, 1997 Statements of Assets and Liabilities as of September 30, 1997
                    Statements of Operations from February 1, 1997 to September 30, 1997
                    Statement of Changes in Net Assets for the eight month period ended September 30, 1997 Financial Highlights for the period ended September 30, 1997
                    Notes to Financial Statements

               Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

          b.   Exhibits
               :

               1.   (a)  Declaration of Trust.
                         (Incorporated by reference to Pre-
                         Effective Amendment No. 1 to the
                         Registration Statement.)

               2.   (a)  By-Laws of the Registrant.
                         (Incorporated by reference to Pre-
                         Effective Amendment No. 1 to the
                         Registration Statement.)

               3.        Inapplicable.

               4.        Specimen certificate representing
                         shares of beneficial interest having
                         par value of $.01 per share to be
                         filed by amendment.

               5.   (a)  Form of Investment Management
                         Agreement between the Registrant and
                         AARP/Scudder Financial Management
                         Company dated February 1, 1997.
                         (Incorporated by reference to Pre-
                         Effective Amendment No. 1 to the
                         Registration Statement.)

                    (b)  Investment Management Agreement
                         between the Registrant and Scudder
                         Kemper Investments, Inc. dated
                         December 31, 1997 is filed herein.

               6. Form of Underwriting Agreement between the Registrant and Scudder Fund Distributors, Inc. dated February 1, 1997. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.)

               7.        Inapplicable.

               8.   (a)  Custodian Agreement between the
                    (1)  Registrant and State Street Bank and
                         Trust Company dated February 3, 1997
                         is filed herein.

                    (a)  Fee schedule for Exhibit 8(a)(l) dated
                    (2)  February 13, 1997 is filed herein.

               9.   (a)  Form of Transfer Agency and Service
                         Agreement between the Registrant and
                         Scudder Service Corporation dated
                         February 1, 1997.
                         (Incorporated by reference to Pre-
                         Effective Amendment No. 1 to the
                         Registration Statement.)

                    (b)  Form of Member Services Agreement
                         among AARP/Scudder Financial
                         Management Company, AARP Financial
                         Services Corp. and the Registrant
                         dated February 1, 1997.
                         (Incorporated by reference to Pre-
                         Effective Amendment No. 1 to the
                         Registration Statement.)

                    (b)  Member Services Agreement between AARP
                    (1)  Financial Services Corp. and Scudder,
                         Stevens & Clark, Inc. dated February
                         1, 1997. (Incorporated by reference to
                         Post-Effective Amendment No. 1 to the
                         Registration Statement.)

                    (b)  Member Services Agreement between AARP
                    (2)  Financial Services and Scudder Kemper
                         Investments, Inc. dated December 31,
                         1997 is filed herein.

                    (c)  Form of Service Mark License Agreement
                         among Scudder, Stevens & Clark, Inc.,
                         American Association of Retired
                         Persons, the Registrant and AARP
                         Managed Investment Portfolios Trust
                         dated February 1, 1997.
                         (Incorporated by reference to Pre-
                         Effective Amendment No. 1 to the
                         Registration Statement.)

                    (d)  Shareholder Service Agreement between
                         the Registrant and Scudder Service
                         Corporation dated February 1, 1997 is
                         filed herein.

                    (e)  Form of Fund Accounting Services
                         Agreement between the Registrant on
                         behalf of AARP Diversified Growth
                         Portfolio and Scudder Fund Accounting
                         Corporation dated February 1, 1997.
                         (Incorporated by reference to Pre-
                         Effective Amendment No. 1 to the
                         Registration Statement.)

                    (f)  Form of Special Service Agreement
                         among AARP Managed Investment
                         Portfolios Trust, the Underlying AARP
                         Funds, AARP Financial Services
                         Company, Scudder, Stevens & Clark,
                         Inc., Scudder Service Corporation,
                         Scudder Fund Accounting Corporation,
                         Scudder Trust Company and Scudder
                         Investor Services, Inc. dated February
                         1, 1997.
                         (Incorporated by reference to Pre-
                         Effective Amendment No. 1 to the
                         Registration Statement.)

                    (g)  Form of COMPASS and TRAK 2000 Service
                         Agreement between Scudder Trust
                         Company and the Registrant dated
                         February 1, 1997. (Incorporated by
                         reference to Pre-Effective Amendment
                         No. 1 to the Registration Statement.)

               10.       Inapplicable.

               11.       Consent of Independent Auditors is
                         filed herein.

               12.       Inapplicable.

               13.       Inapplicable.

               14.  (a)  Individual Retirement Account (IRA) to
                         be filed by amendment.

                    (b)  Harvest Plan for Self-Employed Persons
                         and Corporations to be filed by
                         amendment.

               15.       Inapplicable.

               16.       Inapplicable.

               17.       Financial Data Schedules are filed
                         herein.

               18.       Inapplicable.


Power of Attorney for Carole Lewis Anderson, Adelaide Attard, Cyril F. Brickfield, Robert N. Butler, Esther Canja, Linda C. Coughlin, Horace Deets, Edgar R. Fiedler, Eugene P. Forrester, Wayne F. Haefer, George L. Maddox, Jr., Robert J. Myers, James
H. Schulz and Gordon Shillinglaw is incorporated by reference to the Trust's initial registration statement.


Item 25.       Persons Controlled by or under Common Control with  Registrant.

          None

Item 26.       Number of Holders of Securities (as of January 28, 1998).

                    (1)                         (2)
               Title of Class            Number of Record
                                           Shareholders

          Shares of beneficial
          interest
          with par value of $.01
              AARP Diversified                 3,794
          Income Portfolio
              AARP Diversified                 7,032

          Growth Portfolio

Item 27.       Indemnification.

     A policy of insurance covering Scudder, Stevens & Clark, Inc., its affiliates, including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder, Stevens & Clark, Inc. insures the Registrant's Trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

     Article IV, Sections 4.1 - 4.3 of Registrant's Declaration of Trust provide as follows:

     Section 4.1 No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholders Shares are issued. The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     Section 4.2 Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, agent or service provider thereof for any action or failure to act by him (or her) or any other such Trustee, officer, employee, agent or service provider (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office. The term "service provider" as used in this Section 4.2, shall include any investment adviser, principal underwriter or other person with whom the Trust has an agreement for provision of services.

     Section 4.3  Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph (b) below:

               (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or
     "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section
     4.3 provided that either:

               (i) such undertaking is secured by a surety bond or some appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances: or

               (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

          As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust
     (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 28.       Business or Other Connections of Investment Adviser

          Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

               Business and Other Connections of Board
     Name      of Directors of Registrant's Adviser

Stephen R.     Treasurer and Chief Financial Officer, Scudder
Beckwith          Kemper Investments, Inc.**
               Vice President and Treasurer, Scudder Fund
                  Accounting Corporation*
               Director, Scudder Stevens & Clark Corporation**
               Director and Chairman, Scudder Defined
                  Contribution Services, Inc.**
               Director and President, Scudder Capital Asset
                  Corporation**
               Director and President, Scudder Capital Stock
                  Corporation**
               Director and President, Scudder Capital Planning
                  Corporation**
               Director and President, SS&C Investment
                  Corporation**

               Director and President, SIS Investment
                  Corporation**
               Director and President, SRV Investment
                  Corporation**

Lynn S.        Director and Vice President, Scudder Kemper
Birdsong          Investments, Inc.**
               Director, Scudder, Stevens & Clark (Luxembourg)
                  S.A.#

Laurence W.    Director, Scudder Kemper Investments, Inc.**
Cheng
               Member, Corporate Executive Board, Zurich
                  Insurance Company of Switzerland##
               Director, ZKI Holding Corporation xx

Steven         Director, Scudder Kemper Investments, Inc.**
Gluckstern
               Member, Corporate Executive Board, Zurich
                  Insurance Company of Switzerland##
               Director, Zurich Holding Company of Americao

Rolf Hoppi     Director, Chairman of the Board, Scudder Kemper
                  Investments, Inc.**
               Member, Corporate Executive Board, Zurich
                  Insurance Company of Switzerland##
               Director, Chairman of the Board, Zurich Holding
                  Company of Americao
               Director, ZKI Holding Corporation xx

Kathryn L.     Director, Chief Legal Officer, Chief Compliance
Quirk             Officer and Secretary, Scudder Kemper
                  Investments, Inc.**
               Director, Senior Vice President & Assistant
                  Clerk, Scudder Investor Services, Inc.*
               Director, Vice President & Secretary, Scudder
                  Fund Accounting Corporation*
               Director, Vice President & Secretary, Scudder
                  Realty Holdings Corporation*
               Director & Assistant Clerk, Scudder Service
                  Corporation*
               Director, SFA, Inc.*
               Vice President, Director & Assistant Secretary,
                  Scudder Precious Metals, Inc.***
               Director, Scudder, Stevens & Clark Japan,
                  Inc.***
               Director, Vice President and Secretary, Scudder,
                  Stevens & Clark of Canada, Ltd.***
               Director, Vice President and Secretary, Scudder
                  Canada Investor Services Limited***
               Director, Vice President and Secretary, Scudder
                  Realty Advisers, Inc. x
               Director and Secretary, Scudder, Stevens & Clark
                  Corporation**
               Director and Secretary, Scudder, Stevens & Clark
                  Overseas Corporationoo
               Director and Secretary, SFA, Inc.*
               Director, Vice President and Secretary, Scudder
                  Defined Contribution Services, Inc.**
               Director, Vice President and Secretary, Scudder
                  Capital Asset Corporation**
               Director, Vice President and Secretary, Scudder
                  Capital Stock Corporation**
               Director, Vice President and Secretary, Scudder
                  Capital Planning Corporation**
               Director, Vice President and Secretary, SS&C
                  Investment Corporation**
               Director, Vice President and Secretary, SIS
                  Investment Corporation**
               Director, Vice President and Secretary, SRV
                  Investment Corporation**
               Director, Vice President and Secretary, Scudder
                  Brokerage Services, Inc.*
               Director, Korea Bond Fund Management Co., Ltd.+

Markus         Director, Scudder Kemper Investments, Inc.**
Rohrbasser
               Member Corporate Executive Board, Zurich
                  Insurance Company of Switzerland##
               President, Director, Chairman of the Board, ZKI
                  Holding Corporation xx

Cornelia M.    Vice President, Scudder Kemper Investments,
Small             Inc.**

Edmond D.      Director, President and Chief Executive Officer,
Villani           Scudder Kemper Investments, Inc.**
               Director, Scudder, Stevens & Clark Japan,
                  Inc.###
               President and Director, Scudder, Stevens & Clark
                  Overseas Corporationoo
               President and Director, Scudder, Stevens & Clark
                  Corporation**
               Director, Scudder Realty Advisors, Inc.x

               Director, IBJ Global Investment Management S.A.
                  Luxembourg, Grand-Duchy of Luxembourg

     *    Two International Place, Boston, MA
     x    333 South Hope Street, Los Angeles, CA
     **   345 Park Avenue, New York, NY
     #    Socete Anonyme, 47, Boulevard Royal, L-2449
          Luxembourg, R.C. Luxembourg B 34.564
     ***  Toronto, Ontario, Canada
     xxx  Grand Cayman, Cayman Islands, British West Indies
     oo   20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
     ###  1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
     xx   222 S. Riverside, Chicago, IL
     o    Zurich Towers, 1400 American Ln., Schaumburg, IL
     +    P.O. Box 309, Upland House, S. Church St., Grand
          Cayman, British West Indies
     ##   Mythenquai-2, P.O. Box CH-8022, Zurich,
          Switzerland

Item 29.       Principal Underwriters.

     (a)

     Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper
     Investments, Inc.

     (b)

     The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 29.

     (1)                (2)                    (3)

     Name and           Position and Offices   Positions and
     Principal          with                   Offices with
     Business           Scudder Investor       Registrant
     Address            Services, Inc.

     William S.         Vice President         None
     Baughman
     Two International
     Place
     Boston, MA 02110

     Lynn S. Birdsong   Senior Vice President  None
     345 Park Avenue
     New York, NY
     10154

     Mary Elizabeth     Vice President         None
     Beams
     Two International
     Place
     Boston, MA 02110

     Mark S. Casady     Director, President    None
     Two International  and Assistant
     Place              Treasurer
     Boston, MA  02110

     Linda Coughlin     Director and Senior    Chairperson
     Two International  Vice President         and Trustee
     Place
     Boston, MA  02110

     Richard W.         Vice President         None
     Desmond
     345 Park Avenue
     New York, NY
     10154

     Paul J. Elmlinger  Senior Vice President  None
     345 Park Avenue    and Assistant Clerk
     New York, NY
     10154

     Philip S. Fortuna  Vice President         None
     101 California
     Street
     San Francisco, CA
     94111

     William F. Glavin  Vice President         Vice
     Two International                         President
     Place
     Boston, MA 02110

     Margaret D.        Assistant Treasurer    None
     Hadzima
     Two International
     Place
     Boston, MA  02110

     Thomas W. Joseph   Director, Vice         Vice
     Two International  President, Treasurer   President
     Place              and Assistant Clerk
     Boston, MA 02110

     Thomas F.          Clerk                  Vice
     McDonough                                 President and
     Two International                         Assistant
     Place                                     Secretary
     Boston, MA 02110

     Daniel Pierce      Director, Vice         None
     Two International  President
     Place              and Assistant
     Boston, MA 02110   Treasurer

     Kathryn L. Quirk   Director, Senior Vice  Vice
     345 Park Avenue    President and          President,
     New York, NY       Assistant Clerk        Treasurer and
     10154                                     Secretary

     Robert A. Rudell   Vice President         None
     Two International
     Place
     Boston, MA 02110

     William M. Thomas  Vice President         None
     Two International
     Place
     Boston, MA 02110

     Benjamin           Vice President         None
     Thorndike
     Two International
     Place
     Boston, MA 02110

     Sydney S. Tucker   Vice President         None
     Two International
     Place
     Boston, MA 02110

     Linda J. Wondrack  Vice President         None
     Two International
     Place
     Boston, MA  02110

     (c)

           (1)          (2)        (3)         (4)        (5)
                        Net     Compensati
         Name of     Underwrit    on on     Brokerage    Other
        Principal       ing     Redemption  Commissio  Compensat
       Underwriter   Discounts      s           ns        ion
                        and        and
                     Commissio  Repurchase
                         ns         s

         Scudder        None       None        None      None
        Investor
     Services, Inc.

Item 30.       Location of Accounts and Records.

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110-4103. Records relating to the duties of the custodian of AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts 02110-4103.

Item 31.       Management Services.

          Inapplicable.

Item 32.       Undertakings.

          Inapplicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 15th day of January, 1998.

                                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST


                                    By    /s/ Thomas F. McDonough
                                          -----------------------------------
                                          Thomas F. McDonough, Vice President
                                          and Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                          DATE
---------                     -----                          ----


/s/ Linda C. Coughlin
--------------------------
Linda C. Coughlin*            Chairperson and Trustee        January 15, 1998


/s/ Carole Lewis Anderson
--------------------------
Carole Lewis Anderson*        Trustee                        January 15, 1998


/s/ Adelaide Attard
--------------------------
Adelaide Attard*              Trustee                        January 15, 1998


/s/ Robert N. Butler
--------------------------
Robert N. Butler*             Trustee                        January 15, 1998


/s/ Esther Canja
--------------------------
Esther Canja*                 Trustee                        January 15, 1998


/s/ Edgar R. Fiedler
--------------------------
Edgar R. Fiedler*             Trustee                        January 15, 1998


/s/ Eugene P. Forrester
--------------------------
Eugene P. Forrester*          Trustee                        January 15, 1998


/s/ George L. Maddox, Jr.
--------------------------
George L. Maddox, Jr.*        Trustee                        January 15, 1998


/s/ Robert J. Myers
--------------------------
Robert J. Myers*              Trustee                        January 15, 1998


/s/ James H. Schulz
--------------------------
James H. Schulz*              Trustee                        January 15, 1998


/s/ Gordon Shillinglaw
--------------------------
Gordon Shillinglaw*           Trustee                        January 15, 1998


/s/ Jean Gleason Stromberg
--------------------------
Jean Gleason Stromberg*       Trustee                        January 15, 1998

SIGNATURE                     TITLE                          DATE
---------                     -----                          ----


/s/ Kathryn L. Quirk
--------------------------
Kathryn L. Quirk              Treasurer and Chief            January 15, 1998
                              Financial Officer


*By   /s/ Thomas F. McDonough
      ---------------------------
      Thomas F. McDonough Attorney-in-fact pursuant to a power of attorney contained in the signature pages of the Trust's Initial Registration Statement filed November 15, 1996, and Post-Effective Amendment No. 2 to the Registration Statement filed December 2, 1997.

                                                       File No. 333-16315
                                                       File No. 811-07933




                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             EXHIBITS

                                TO

                             FORM N-1A


                  POST-EFFECTIVE AMENDMENT NO. 3

                     TO REGISTRATION STATEMENT

                               UNDER

                    THE SECURITIES ACT OF 1933


                                AND


                          AMENDMENT NO. 4

                     TO REGISTRATION STATEMENT

                               UNDER

                THE INVESTMENT COMPANY ACT OF 1940




              AARP MANAGED INVESTMENT PORTFOLIO TRUST

             AARP MANAGED INVESTMENT PORTFOLIOS TRUST

                           EXHIBIT INDEX

                           Exhibit 5(b)

                          Exhibit 9(b)(2)

                            Exhibit 11

                            Exhibit 17